     As filed with the Securities and Exchange Commission on April 30, 1998
                                                   Registration Nos. 33-89028
                                                                        811-8964

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

--------------------------------------------------------------------------------

                                    FORM N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      [ ]

                          Pre-Effective Amendment No.                     [ ]
                                                     ---
                         Post-Effective Amendment No. 6                   [X]
                                                     ---
                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [ ]

                                 Amendment No. 7                          [X]
                                              ---

                          IL ANNUITY AND INSURANCE CO.
                          ----------------------------
                               SEPARATE ACCOUNT 1
                               ------------------
                           (Exact Name of Registrant)

                        IL ANNUITY AND INSURANCE COMPANY
                        --------------------------------
                               (Name of Depositor)

             2960 North Meridian Street, Indianapolis, Indiana 46208
             -------------------------------------------------------
              (Address of Depositor's Principal Executive Offices)

               Depositor's Telephone Number, including Area Code:
                                 (317) 927-6500

Name and Address of Agent for Service:          Copy to:

Janis B. Funk, Esq.                             Stephen E. Roth, Esq.
Counsel                                         Sutherland, Asbill & Brennan LLP
Indianapolis Life Insurance Company             1275 Pennsylvania Avenue, N.W.
2960 North Meridian Street                      Washington, D.C. 20004-2415
Indianapolis, Indiana 46208

                  Approximate date of proposed public offering:
    As soon as practicable after effectiveness of the Registration Statement.

                               -------------------

        It is proposed that this filing will become effective:
               [X] immediately upon filing pursuant to paragraph (b) of Rule 485
               [ ] on ________ pursuant to paragraph (b) of Rule 485
               [ ] 60 days after filing pursuant to paragraph (a) of Rule 485
               [ ] on _____________ pursuant to paragraph (a) of the Rule 485

                              CROSS REFERENCE SHEET
                              Pursuant to Rule 495

         Showing location in Part A (Prospectus) and Part B (Statement of Additional Information) of Registration Statement of information required by Form N-4.

                                                      PART A

ITEM OF FORM N-4                                            PROSPECTUS CAPTION
1.    Cover Page..........................................  Cover Page

2.    Definitions.........................................  Definitions

3.    Synopsis............................................  Fee Table; Summary

4.    Condensed Financial
      Information.........................................  Appendix I:  Condensed Financial Information;
                                                                How to Review Investment Performance of the
                                                                Variable Accounts

5.    General Description of Registrant,
      Depositor and Portfolio Companies

      (a)  Depositor......................................  About IL Annuity and Insurance Company
      (b)  Registrant.....................................  IL Annuity and Insurance Co. Separate Account1
      (c)  Portfolio Company..............................  The Portfolios
      (d)  Fund Prospectus................................  The Portfolios
      (e)  Voting Rights..................................  Voting Rights
      (f)  Administrators.................................  N/A

6.    Deductions and Expenses

      (a)  General........................................  Fees and Charges; Summary
      (b)  Sales Load.....................................  Fees and Charges; Summary
      (c)  Special Purchase Plan..........................  Fees and Charges
      (d)  Commissions....................................  Other Information
      (e)  Expenses - Registrant..........................  Fees and Charges; Summary
      (f)  Fund Expenses..................................  Fees and Charges
      (g)  Organizational Expenses........................  N/A

7.    Contracts

       (a)  Persons with Rights...........................  Summary; The Portfolios; The Pay-In Period,
                                                                Payout Period; Voting Rights; Death Benefit

       (b)  (i)     Allocation of
                    Premium Payments......................  Summary; Pay-In Period; Other Information
            (ii)    Transfers.............................  Summary; Transfers
            (iii)   Exchanges.............................  Transfers

       (c)  Changes.......................................  The Portfolios; Other Information
       (d)  Inquiries.....................................  Cover page; Other Information

ITEM OF FORM N-4                                                       PROSPECTUS CAPTION
----------------                                                       ------------------
8.     Annuity Period.....................................  Summary; Payout Period

9.     Death Benefit......................................  Death Benefits

10.    Purchases and Contract Value

       (a)  Purchases.....................................  Summary; Transfers; Pay-In Period
       (b)  Valuation.....................................  Definitions; Pay-In Period
       (c)  Daily Calculation.............................  Definitions; Pay-In Period
       (d)  Underwriter...................................  Other Information

11.    Redemptions

       (a)  - By Owners...................................  Summary; Transfers; Withdrawals; Payout Period;
                                                                Federal Tax Matters
            - By Annuitant................................  Summary; Transfers; Withdrawals; Payout Period;
                                                                Federal Tax Matters
       (b)  Texas ORP.....................................  Withdrawals
       (c)  Check Delay...................................  Other Information
       (d)  Lapse   ......................................   Contract Loans
       (e)  Free Look.....................................  Summary; Pay-In Period

12.    Taxes..............................................  Summary; Federal Tax Matters

13.    Legal Proceedings..................................  Legal Proceedings

14.    Table of Contents for the
       Statement of Additional Information................  Statement of Additional Information Table of Contents

                                                      PART B

ITEM OF FORM N-4                                            STATEMENT OF ADDITIONAL INFORMATION CAPTION
15.    Cover Page.........................................  Cover Page

16.    Table of Contents..................................  Table of Contents

17.    General Information and
       History............................................  About IL Annuity and Insurance Company; IL Annuity
                                                                and Insurance Co. Separate Account 1; the
                                                                Portfolios (Prospectus)

18.    Services

       (a)  Fees and Expenses of
            Registrant....................................  Fees and Charges (Prospectus)
       (b)  Management Contracts..........................  Termination of Participation Agreements
       (c)  Custodian.....................................  Safekeeping of Account Assets
            Independent
            Auditors......................................  Experts
       (d)  Assets of Registrant..........................  About IL Annuity and Insurance Co. Separate Account
                                                                1 (Prospectus)
       (e)  Affiliated Persons............................  About IL Annuity and Insurance Company
                                                            (Prospectus)
       (f)  Principal Underwriter.........................  Distribution of the Contracts

19.    Purchase of Securities
            Being Offered.................................  Distribution of the Contracts
            Offering Sales Load...........................  N/A

20.    Underwriters.......................................  Distribution of the Contracts

21.    Calculation of Performance
            Data..........................................  Calculation of Historical Performance Data; How to
                                                                Review Investment Performance of the Variable
                                                                Accounts (Prospectus)

22.    Annuity Payments...................................  Variable Annuity Payments; Payout Period
                                                                (Prospectus)

23.    Financial Statements...............................  Financial Statements

                                           PART C -- OTHER INFORMATION

ITEM OF FORM N-4                                          PART C CAPTION
24.    Financial Statements
       and Exhibits.......................................  Financial Statements and Exhibits

       (a)  Financial Statements..........................  (a)  Financial Statements
       (b)  Exhibits......................................  (b)  Exhibits

25.    Directors and Officers
       of the Depositor...................................  Directors and Officers of IL Annuity and Insurance
                                                                Company

26.    Persons Controlled By or
       Under Common Control with
       the Depositor or Registrant........................  Persons Controlled By or Under Common Control with the Depositor or Registrant

27.    Number of Contractowners...........................  Number of owners

28.    Indemnification....................................  Indemnification

29.    Principal Underwriters.............................  Principal Underwriter

30.    Location of Accounts
       and Records........................................  Location of Books and Records

31.    Management Services................................  Management Services

32.    Undertakings.......................................  Undertakings and Representations

       Signature Page                                       Signatures

                         SUPPLEMENT DATED MAY 1, 1998 TO
                          PROSPECTUS DATED MAY 1, 1998

                 IL ANNUITY AND INSURANCE CO. SEPARATE ACCOUNT I
                           VISIONARY VARIABLE ANNUITY

                       For Residents of the State of Texas

         This supplement is intended to be used with the prospectus dated May 1, 1998. This supplement, together with the prospectus, constitutes a current prospectus for the Visionary Variable Annuity.

         The following information supplements footnote 1 of the Expense Table on page 8 of the Prospectus, as well as the second paragraph of the section on page 13 of the Prospectus entitled "Withdrawal Charge (Contingent Deferred Sales Charge)":

         For Texas Owners 58 years of age and older on the date the Contract is issued, the maximum withdrawal charge is 7% of the amount withdrawn during the first two Contract Years, declining to 6.5% for withdrawals made during the third Contract Year, and 6% during the fourth Contract Year. Thereafter, the Withdrawal Charges decreases by 1% for each subsequent Contract Year until it is zero in year ten.

                                ---------------

         The following chart replaces the chart on page 34 of the Prospectus in the section entitled "Charge for Partial or Full Withdrawal":

=====================================================================================================================
           Age 57 or under                                            Age 58 or older
           ---------------                                            ---------------
---------------------------------------------------------------------------------------------------------------------
   Contract         Charge as % of         Contract          Charge as %          Contract          Charge as %
     Year             Withdrawal             Year           of Withdrawal           Year           of Withdrawal
---------------------------------------------------------------------------------------------------------------------
      1-6                 7%                 1-2                  7%                 7                   3%
       7                  6%                  3                  6.5%                8                   2%
       8                  4%                  4                   6%                 9                   1%
       9                  2%                  5                   5%                 10                  0%
      10                  0%                  6                   4%
=====================================================================================================================

                         SUPPLEMENT DATED MAY 1, 1998 TO
                          PROSPECTUS DATED MAY 1, 1998

                 IL ANNUITY AND INSURANCE CO. SEPARATE ACCOUNT I
                           VISIONARY VARIABLE ANNUITY

                     For Residents of the State of Maryland

         This supplement is intended to be used with the prospectus dated May 1, 1998. This supplement, together with the prospectus, constitutes a current prospectus for the Visionary Variable Annuity.

         The following information supplements footnote 1 of the Expense Table on page 8 of the Prospectus, as well as the second paragraph of the section on page 13 of the Prospectus entitled "Withdrawal Charge (Contingent Deferred Sales Charge)":

         For Maryland Owners 58 years of age and older on the date the Contract is issued, the maximum withdrawal charge is 7% of the amount withdrawn during the first two Contract Years, declining to 6.5% for withdrawals made during the third Contract Year, and 6% during the fourth Contract Year. Thereafter, the Withdrawal Charges decreases by 1% for each subsequent Contract Year until it is zero in year ten.

                                ---------------

         The following chart replaces the chart on page 34 of the Prospectus in the section entitled "Charge for Partial or Full Withdrawal":

=====================================================================================================================
           Age 57 or under                                            Age 58 or older
           ---------------                                            ---------------
---------------------------------------------------------------------------------------------------------------------
   Contract          Charge as %           Contract          Charge as %          Contract          Charge as %
     Year           of Withdrawal            Year           of Withdrawal           Year           of Withdrawal
---------------------------------------------------------------------------------------------------------------------
      1-6                 7%                 1-2                  7%                 7                   3%
       7                  6%                  3                  6.5%                8                   2%
       8                  4%                  4                   6%                 9                   1%
       9                  2%                  5                   5%                 10                  0%
      10                  0%                  6                   4%
=====================================================================================================================

                        SUPPLEMENT DATED MARCH 5, 1998 TO
                          PROSPECTUS DATED MAY 1, 1997

                 IL ANNUITY AND INSURANCE CO. SEPARATE ACCOUNT I

                           VISIONARY VARIABLE ANNUITY

         This supplement is intended to be used with the prospectus dated May 1, 1997. This supplement, together with the prospectus and any supplements previously furnished to you, constitute a current prospectus for the Visionary Variable Annuity.

                          *        *        *        *

         Recently, IL Annuity learned that the Board of Trustees of the Van Eck Worldwide Insurance Trust has voted to propose the closing of the Van Eck Worldwide Balanced Portfolio (the "Balanced Portfolio"). The Van Eck Board concluded that the Balanced Portfolio's small size, together with decision of its investment adviser to discontinue the voluntary absorption of all expenses of the Balanced Portfolio, will have an adverse effect on performance. This could have the effect of further reducing assets and increasing the Balanced Portfolio's expense ratio.

         AS A RESULT, EFFECTIVE APRIL 1, 1998, IL ANNUITY IS CLOSING THE VAN ECK WORLDWIDE BALANCED VARIABLE ACCOUNT TO TRANSFERS AND NEW PREMIUM PAYMENTS. After that date, Contract owners will not be permitted to allocate new Premium Payments, or transfer Contract Value, to the Van Eck Worldwide Balanced Variable Account.

         In addition, the Van Eck Worldwide Balanced Portfolio will be deleted, wherever listed, from any instructions you have given us regarding your premium allocation, dollar cost averaging, automatic account balancing, or systematic withdrawals, and we will reassign the percentages previously assigned to the Balanced Portfolio on a pro-rata basis among the remaining Portfolios listed in your instructions. If you want us to treat your account differently, please call the Service Center.

         In addition, as of the date of this supplement, the Van Eck Worldwide Hard Assets Variable Account will be an Eligible Variable Account for purposes of calculating the Living Benefit. New allocations to the Van Eck Worldwide Hard Assets Variable Account will be treated as Eligible Premium Payments for purposes of calculating the Living Benefit on the Living Benefit Date, once the new allocations have been held in that Variable Account for 10 years.

                          PROSPECTUS FOR THE VISIONARY
              FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT

                                   Offered by
                        IL ANNUITY AND INSURANCE COMPANY
                           2960 North Meridian Street
                          Indianapolis, Indiana 46208
                           Telephone: (317) 927-6500
                                      (800) 388-1331

     This Prospectus describes the Visionary, a flexible premium deferred variable annuity contract (the "Contract") being offered by IL Annuity and Insurance Company (the "Company" or "Il Annuity"). The Contract is designed to aid individuals in long-term financial planning and provides for the accumulation of capital on a tax-deferred basis for retirement and other long-term purposes. The Contract may be sold to or used in connection with retirement plans, including those that qualify for favorable federal tax treatment under the Internal Revenue Code.


     Net Premium Payments and Contract Values will be allocated, as designated by the Owner, to one or more of the 14 Variable Accounts of the IL Annuity and Insurance Co. Separate Account 1 (the "Separate Account") or to the Fixed Account (which is part of the Company's General Account and pays interest at declared rates guaranteed to equal or exceed 3%) or to both. The assets of each Variable Account will be invested solely in an investment portfolio ("Portfolio") of a designated mutual fund ("Fund"). Currently, there are seven such Funds with 14 Portfolios available under this Contract:


           The Alger American Fund:
           MidCap Growth Portfolio and Small Capitalization Portfolio

           Fidelity Variable Insurance Products ("VIP") Fund:
           Equity-Income Portfolio, Growth Portfolio and Money Market Portfolio

           Fidelity Variable Insurance Products ("VIP") Fund II:
           Asset Manager Portfolio, Contrafund Portfolio, Index 500 Portfolio and Investment Grade Bond Portfolio

           OCC Accumulation Trust:
           Managed Portfolio and Small Cap Portfolio

           T. Rowe Price Fixed Income Series, Inc.:
           Limited-Term Bond Portfolio

           T. Rowe Price International Series, Inc.:
           International Stock Portfolio


           Van Eck Worldwide Insurance Trust:
           Worldwide Hard Assets Portfolio


     The Contract Value of the Contracts prior to the Annuity Commencement Date, except for amounts in the Fixed Account, will vary according to the investment performance of the Portfolios in which the selected Variable Accounts are invested. The Owner bears the entire investment risk on amounts allocated to the Variable Accounts.


     THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR EACH OF THE FUNDS.


     This Prospectus sets forth basic information about the Contract and the Separate Account that a prospective investor should know before investing. Additional information about the Contract and the Separate Account is contained in the Statement of Additional Information, which has been filed with the Securities and Exchange Commission. The Statement of Additional Information has the same date as this Prospectus and is incorporated herein by reference. The table of contents for the Statement of Additional information is on page 49 of this prospectus. You may obtain a copy of the Statement of Additional Information free of charge by writing to or calling the Company at the address or phone number shown above.

     PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     Unlike bank and credit union accounts, Contract Value invested in the Separate Account is not insured. Investment of Contract Value in the Separate Account involves certain risks including loss of Premium Payments (principal). Separate Account Value is not deposited in or guaranteed by any bank or credit union and is not guaranteed by any government agency.


                   The Date of This Prospectus is May 1, 1998

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
DEFINITIONS.................................................    3
EXPENSE TABLES..............................................    6
SUMMARY.....................................................   11
     The Contract...........................................   11
     Charges and Deductions.................................   13
     Annuity Provisions.....................................   14
     Federal Tax Status.....................................   14
CONDENSED FINANCIAL INFORMATION.............................   14
THE COMPANY AND THE SEPARATE ACCOUNT........................   17
     IL Annuity and Insurance Company.......................   17
     IL Annuity and Insurance Co. Separate Account 1........   18
THE FUNDS...................................................   18
     The Alger American Fund................................   19
     Fidelity Variable Insurance Products Fund and Fidelity
      Variable Insurance Products Fund II...................   19
     OCC Accumulation Trust.................................   20
     T. Rowe Price Fixed Income Series, Inc.................   20
     T. Rowe Price International Series, Inc................   21
     Van Eck Worldwide Insurance Trust......................   21
     Availability of the Funds..............................   22
     Addition, Deletion or Substitution of Investments......   22
     Resolving Material Conflicts...........................   22
DESCRIPTION OF THE CONTRACT.................................   23
     Issuance of a Contract.................................   23
     Premium Payments.......................................   23
     Free-Look Period.......................................   23
     Allocation of Net Premium Payments.....................   24
     Separate Account Value.................................   25
     Transfer Privileges....................................   26
     Full and Partial Withdrawals...........................   27
     Contract Loans.........................................   28
     Death Benefit Before the Annuity Commencement Date.....   29
     Death of Payee After the Annuity Commencement Date.....   30
     The Maturity Benefit...................................   31
     Annuity Payments on the Annuity Commencement Date......   33
     Payments...............................................   34
     Modification...........................................   34
     Reports to Owners......................................   34
     Inquiries..............................................   35
THE FIXED ACCOUNT...........................................   35
     Fixed Account Value....................................   35
     Transfer Privileges....................................   36
     Payment Deferral.......................................   36
CHARGES AND DEDUCTIONS......................................   36
     Withdrawal Charge (Contingent Deferred Sales Charge)...   36
     Contract Fee...........................................   38
     Asset-Based Administration Charge......................   38
     Transfer Fee...........................................   38
     Mortality and Expense Risk Charge......................   38

                                                              PAGE
                                                              ----
     Fund Expenses..........................................   38
     Premium Taxes..........................................   38
     Other Taxes............................................   39
PAYOUT PLAN OPTIONS.........................................   39
     Election of Payout Plan Options........................   39
     Fixed Annuity Payments.................................   39
     Variable Annuity Payments..............................   40
     Description of Payout Plan Options.....................   40
HISTORICAL PERFORMANCE DATA.................................   41
FEDERAL TAX MATTERS.........................................   43
     Introduction...........................................   43
     Tax Status of the Contract.............................   43
     Taxation of Annuities..................................   44
     Transfers, Assignments or Exchanges of a Contract......   46
     Withholding............................................   46
     Multiple Contracts.....................................   46
     Taxation of Qualified Plans............................   46
     Possible Charge for the Company's Taxes................   48
     Other Tax Consequences.................................   48
DISTRIBUTION OF THE CONTRACTS...............................   48
LEGAL PROCEEDINGS...........................................   48
VOTING RIGHTS...............................................   49
COMPANY HOLIDAYS............................................   49
YEAR 2000 MATTERS...........................................   49
FINANCIAL STATEMENTS........................................   50
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS.......   51

                                  DEFINITIONS

ACCUMULATION UNIT -- A unit of measure used to calculate the value of a Variable Account prior to the Annuity Commencement Date.

ANNUITANT -- The person or persons whose life (or lives) determine the annuity payment benefits payable under the Contract and whose death determines the Death Benefit. The maximum number of joint annuitants is two and provisions referring to the death of an annuitant mean the death of the last surviving annuitant. The Annuitant may not be changed.


ANNUITY COMMENCEMENT DATE -- The date when the adjusted Contract Value will be applied under an annuity payment option, if the Annuitant is still living. If the Owner does not specify an Annuity Commencement Date, the Annuity Commencement Date is the later of the Annuitant's age 70 or 10 years after the Date of Issue. Different Annuity Commencement Dates apply to owners of Qualified Contracts and Non-Qualified Contracts.


ANNUITY SERVICE OFFICE -- The office of Financial Administrative Services, Inc. which provides service for the Contract. The mailing address for the Annuity Service Office is P.O. Box 290764, Wethersfield, CT 06129.

ANNUITY UNIT -- An accounting unit of measure used to calculate the amount of annuity payments under a variable annuity option.

BENEFICIARY -- The person named by the Owner to receive the Death Benefit if the Annuitant dies before the Annuity Commencement Date.

THE CODE -- The Internal Revenue Code of 1986, as amended.

CONTINGENT OWNER -- The person or persons who will own the Contract following the Owner's death (or the death of the last surviving Joint Owner).

CONTRACT FEE -- A charge deducted from Contract Value at the end of each contract quarter or on the date of full withdrawal, if earlier, to cover the Company's cost of providing certain administrative services related to the Contracts and the Separate Account. The charge is $7.50 per contract quarter. Deduction of the Contract Fee is currently waived for all Qualified Contracts. The Company also currently waives quarterly deduction of the Contract Fee for Non-Qualified Contracts whose cumulative Premium Payments on the date the Contract Fee is assessed are equal to or greater than $100,000. The Company reserves the right to modify this waiver upon 30 days written notice to Contract Owners.

CONTRACT VALUE -- The total amount invested under the Contract. It is the sum of the Separate Account Value and the Fixed Account Value.

CONTRACT YEAR -- A twelve-month period beginning on the Date of Issue or on a contract anniversary.

DATE OF ISSUE -- The date shown on the specifications page of the Contract on which the first Contract Year begins.

DUE PROOF OF DEATH -- Proof of death that is satisfactory to the Company. Such proof may consist of the following if acceptable to the Company: (a) a certified copy of the death record; (b) a certified copy of a court decree reciting a finding of death; (c) any other proof satisfactory to the Company.

ELIGIBLE PREMIUM PAYMENT -- That part of a Premium Payment that the Owner initially allocated to a particular Eligible Variable Account at the time of payment, provided payment was made at least ten (10) years prior to the Maturity Benefit Date. (See "Maturity Benefit.")


ELIGIBLE VARIABLE ACCOUNT -- Currently all Variable Accounts. (See "Maturity Benefit.")


FIXED ACCOUNT -- Part of the Company's General Account to which Net Premium Payments and transferred amounts may be allocated. The Fixed Account provides guarantees of principal and interest. Special limits apply to transfers of
Contract Value to and from the Fixed Account. See page   .

FIXED ACCOUNT CURRENT RATE -- The applicable interest rate contained in a schedule of rates established by the Company from time to time. The rate of interest applicable to the initial Premium Payment is shown on the specifications page of the Contract.

FIXED ACCOUNT VALUE -- The value of the Contract in the Fixed Account prior to the Annuity Commencement Date.

FUND -- A designated open-end management investment company (or investment portfolio thereof) or unit investment trust in which a Variable Account invests.

GENERAL ACCOUNT -- The assets of the Company other than those allocated to the Separate Account or any other separate account of the Company.

MATURITY BENEFIT -- If the Contract is in the accumulation phase on the Maturity Benefit Date, the Maturity Benefit for a particular Eligible Variable Account is equal to: (a) the sum of the Eligible Premium Payments for that particular Eligible Variable Account; MINUS (b) a percentage of any transfer or withdrawal from that Eligible Variable Account; and MINUS (c) the value of that Eligible Variable Account on the Maturity Benefit Date. (See "Maturity Benefit.")

MATURITY BENEFIT DATE -- The later of the Annuitant's age 70 or 10 years after the Date of Issue. If the Contract is owned by Joint Owners who are spouses at the time one Joint Owner dies, the Maturity Benefit Date will become the date the surviving spouse attains age 70. If the Contract is owned by Joint Owners who are not spouses and one of the Joint Owners dies before the Maturity Benefit Date, the Maturity Benefit is not available to the sole surviving Owner.

NET PREMIUM PAYMENT -- A Premium Payment minus any applicable premium tax deducted from Premium Payments.

NON-QUALIFIED CONTRACT -- A Contract that is not a "Qualified Contract."

OWNER -- The person(s) who owns the Contract and who is entitled to exercise all rights and privileges provided in the Contract. The maximum number of Joint Owners is two. Joint Owners are not permitted under Qualified Contracts.

PAYEE -- The person or persons entitled to receive annuity payments. The "Successor Payee" named by the Owner is the person who will receive any guaranteed annuity payments after the death of the sole surviving Payee.

PAYOUT PLAN -- An arrangement under which annuity payments are made under the Contract.


QUALIFIED CONTRACT -- A Contract that is issued in connection with retirement plans that qualify for special federal income tax treatment under Sections 401(a), 403(b), 408 or 408A of the Code.


SEC -- U.S. Securities and Exchange Commission.

SEPARATE ACCOUNT -- IL Annuity and Insurance Co. Separate Account 1 which is not part of the Company's General Account. The Separate Account is divided into Variable Accounts, each of which invests in shares of a corresponding Portfolio of a designated Fund.

SEPARATE ACCOUNT VALUE -- The value of the Contract in the Separate Account prior to the Annuity Commencement Date.

SURRENDER VALUE -- The Contract Value MINUS (1) any applicable Withdrawal Charges; MINUS (2) any premium taxes not previously deducted; and MINUS (3) the Contract Fee. For a 403(b) Qualified Plan, the outstanding loan amount, if any, is also deducted from Contract Value.

VALUATION DAY -- For each Variable Account, each day on which the New York Stock Exchange is open for business except for the holidays listed in the prospectus under "Holidays" and any day that a Variable Account's corresponding fund does not value its shares.

VALUATION PERIOD -- The period commencing at the close of the New York Stock Exchange ("NYSE") on each Valuation Day and ending at the close of the NYSE for the next succeeding Valuation Day.

VARIABLE ACCOUNT -- A subdivision of the Separate Account; the assets of each Variable Account are invested in a corresponding Portfolio of a designated Fund.

WRITTEN REQUEST -- A written notice or request in a form satisfactory to the Company which is signed by the Owner and received at the Annuity Service Office.

                                 EXPENSE TABLES

     The following expense information assumes that the entire Contract Value is in the Separate Account.

OWNER TRANSACTION EXPENSES

Sales Charge Imposed on Premium Payments..................................................  None
Maximum Withdrawal Charge (contingent
  deferred sales charge) as a percentage of
  Premium Payments(1).....................................................................  7.0%
Transfer Fee..............................   No fee for first twelve transfers in a Contract Year
The Company reserves the right to charge a $25 fee for each transfer thereafter during a Contract
  Year
ANNUALIZED CONTRACT FEE(2)................................................................  $30

SEPARATE ACCOUNT ANNUAL EXPENSES
  (as a percentage of net assets)

Mortality and Expense Risk Charge...........................    1.25%
Other Separate Account Expenses(3)..........................    0.15
                                                                ----
     Total Separate Account Annual Expenses.................    1.40%
                                                                ====

ANNUAL FUND EXPENSES
  (as a percentage of average net assets after expense cap or expense deferral)

                      ALGER AMERICAN FUND ANNUAL EXPENSES


                                                                                  SMALL
                                                              MIDCAP GROWTH   CAPITALIZATION
                                                                PORTFOLIO       PORTFOLIO
                                                              -------------   --------------
Management Fees (investment advisory fees)..................      0.80%            0.85%
Other Expenses After Reimbursement..........................      0.04             0.03
                                                                  ----             ----
     Total Annual Portfolio Expenses
       (after reimbursements)...............................      0.84%            0.88%
                                                                  ====             ====


                       FIDELITY VIP FUND ANNUAL EXPENSES


                                                            EQUITY INCOME    GROWTH     MONEY MARKET
                                                              PORTFOLIO     PORTFOLIO    PORTFOLIO
                                                            -------------   ---------   ------------
Management Fees (investment advisory fees)................      0.51%         0.61%         0.21%
Other Expenses After Reimbursement........................      0.07          0.08          0.09
                                                                ----          ----          ----
     Total Annual Portfolio Expenses
       (after reimbursements).............................      0.58%         0.69%         0.30%
                                                                ====          ====          ====

                      FIDELITY VIP FUND II ANNUAL EXPENSES


                                                        ASSET                                 INVESTMENT
                                                       MANAGER    CONTRAFUND    INDEX 500     GRADE BOND
                                                      PORTFOLIO   PORTFOLIO    PORTFOLIO(4)    PORTFOLIO
                                                      ---------   ----------   ------------   ----------
Management Fees (investment advisory fees)..........    0.64%        0.61%         0.13%         0.45%
Other Expenses After Reimbursement..................    0.10         0.13          0.15          0.13
                                                        ----         ----          ----          ----
     Total Annual Portfolio Expenses
       (after reimbursements).......................    0.74%        0.74%         0.28%         0.58%
                                                        ====         ====          ====          ====


                     OCC ACCUMULATION TRUST ANNUAL EXPENSES


                                                                MANAGED       SMALL CAP
                                                              PORTFOLIO(5)   PORTFOLIO(5)
                                                              ------------   ------------
Management Fees (investment advisory fees)..................      0.80%          0.80%
Other Expenses After Reimbursement..........................      0.07           0.17
                                                                  ----           ----
     Total Annual Portfolio Expenses
       (after reimbursements)...............................      0.87%          0.97%
                                                                  ====           ====


            T. ROWE PRICE FIXED INCOME SERIES, INC. ANNUAL EXPENSES


                                                                LIMITED-TERM
                                                              BOND PORTFOLIO(6)
                                                              -----------------
Management Fees (investment advisory fees)..................        0.70%
Other Expenses..............................................        0.00
                                                                    ----
     Total Annual Portfolio Expenses........................        0.70%
                                                                    ====


            T. ROWE PRICE INTERNATIONAL SERIES, INC. ANNUAL EXPENSES


                                                                INTERNATIONAL
                                                              STOCK PORTFOLIO(6)
                                                              ------------------
Management Fees (investment advisory fees)..................         1.05%
Other Expenses..............................................         0.00
                                                                     ----
     Total Annual Portfolio Expenses........................         1.05%
                                                                     ====


               VAN ECK WORLDWIDE INSURANCE TRUST ANNUAL EXPENSES


                                                               WORLDWIDE HARD
                                                              ASSETS PORTFOLIO
                                                              ----------------
Management Fees (investment advisory fees)..................        1.00%
Other Expenses After Reimbursement..........................        0.17
                                                                    ----
     Total Annual Portfolio Expenses
       (after reimbursements)...............................        1.17%
                                                                    ====


     Premium taxes may be applicable, depending on the laws of various jurisdictions.

     The purpose of these tables is to assist the Contract Owner in understanding the costs and expenses that he or she will bear directly or indirectly. The table reflects the actual charges and expenses for the Separate

Account and for each Portfolio for the fiscal year ended December 31, 1997. For a more complete description of the various charges and expenses described in these tables, see "Charges and Deductions" and the prospectus for each Portfolio which accompanies this prospectus.


(1) A Withdrawal Charge is deducted only if a full or partial withdrawal occurs during the first nine Contract Years; no Withdrawal Charge is deducted from a full or partial surrender in Contract Years ten and later. Amounts subject to the Withdrawal Charge will be deemed to be first from Premium Payments, then from earnings. No Withdrawal Charge applies to Contract Value in excess of aggregate Premium Payments. For the first six Contract Years, the maximum charge is 7% of the amount withdrawn. For amounts withdrawn within the seventh year from the Date of Issue, the charge is 6% of the amount withdrawn. Thereafter, the Withdrawal Charge decreases by 2% for each subsequent Contract Year until it is zero in year ten. (See "Charges for Partial or Full Withdrawals.")

(2) Deduction of the Contract Fee is currently waived for all Qualified Contracts. The Company also currently waives deduction of the Contract Fee for Non-Qualified Contracts whose cumulative Premium Payments on the date the Contract Fee is assessed are equal to or greater than $100,000.

(3) Asset-based administrative charge.


(4) Total Annual Expenses for the Fidelity Index 500 Portfolio were reduced from 0.28% to 0.24%, effective December 1, 1997.



(5) Other Expenses of the OCC Accumulation Trust Portfolios are shown gross of certain expense offsets afforded the Portfolios which effectively lowered overall custody expenses. The Total Annual Portfolio Expenses of the Managed and Small Cap Portfolios are limited by OpCap Advisors so that their respective annualized operating expenses (net of any expense offsets) do not exceed 1.00% of the average daily net assets. Without such limitations, and without giving effect to any expense offsets, the Management Fees, Other Expenses and Total Annual Portfolio Expenses incurred for the fiscal year ended December 31, 1997 would have been: .80%, .07% and .87%, respectively, for the Managed Portfolio; and .80%, .17% and .97% respectively, for the Small Cap Portfolio.



(6) The Limited-Term Bond Portfolio pays T. Rowe Price an all-inclusive fee of 0.70%, computed daily and paid monthly, based on its average daily net assets. The International Stock Portfolio pays Rowe Price-Fleming International, Inc. ("Price-Fleming") an all-inclusive fee of 1.05%, computed daily and paid monthly, based on its average daily net assets. These fees pay for investment management services and other operating costs of the Portfolios.

    EXAMPLES

     (NOTE: The examples shown below are entirely hypothetical. They are not representations of past or future performance or expenses. Actual performance and/or expenses may be more or less than shown.)

     You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets and charges and expenses reflected in the Fee Table above:

          1. If You surrender your Contract (or if you elect to annuitize under a period certain option for a specified period of less than 10 years) at the end of the applicable time period:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                           ------   -------   -------   --------
Alger American Fund
MidCap Growth Portfolio..................  $94.50   $143.44   $198.64   $273.95
Small Capitalization Portfolio...........  $94.92   $144.61   $200.74   $278.14

Fidelity VIP Fund
Equity-Income Portfolio..................  $91.77   $135.79   $184.89   $246.26
Growth Portfolio.........................  $92.92   $139.03   $190.73   $258.07
Money Market Portfolio...................  $88.83   $127.50   $169.71   $215.62

Fidelity VIP Fund II
Asset Manager Portfolio..................  $93.45   $140.50   $193.37   $263.39
Contrafund Portfolio.....................  $93.45   $140.50   $193.37   $263.39
Index 500 Portfolio......................  $88.62   $126.90   $168.83   $213.40
Investment Grade Bond Portfolio..........  $91.77   $135.79   $184.89   $246.26

OCC Accumulation Trust
Managed Portfolio........................  $94.81   $144.32   $200.22   $277.10
Small Cap Portfolio......................  $95.86   $147.25   $205.48   $287.52

T. Rowe Price Fixed Income Series, Inc.
Limited-Term Bond Portfolio..............  $93.03   $139.92   $191.26   $259.13

T. Rowe Price International Series, Inc.
International Stock Portfolio............  $96.70   $149.59   $209.64   $295.78

Van Eck Worldwide Insurance Trust
Worldwide Hard Assets Portfolio..........  $97.96   $153.10   $215.88   $308.05

          2. If You do not surrender your Contract (or if you elect to annuitize under a life contingency option or under a period certain option for a minimum specified period of 10 years) at the end of the applicable time period:


                                            1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                            ------   -------   -------   --------
Alger American Fund
MidCap Growth Portfolio...................  $24.50   $75.31    $128.64   $273.95
Small Capitalization Portfolio............  $24.92   $76.57    $130.74   $278.14

Fidelity VIP Fund
Equity-Income Portfolio...................  $21.77   $67.09    $114.89   $246.26
Growth Portfolio..........................  $22.92   $70.57    $120.73   $258.07
Money Market Portfolio....................  $18.83   $58.18    $ 99.91   $215.62

Fidelity VIP Fund II
Asset Manager Portfolio...................  $23.45   $72.15    $123.37   $263.39
Contrafund Portfolio......................  $23.45   $72.15    $123.37   $263.39
Index 500 Portfolio.......................  $18.62   $57.55    $ 98.83   $213.40
Investment Grade Bond Portfolio...........  $21.77   $67.09    $114.89   $246.26

OCC Accumulation Trust
Managed Portfolio.........................  $24.81   $76.25    $130.22   $277.10
Small Cap Portfolio.......................  $25.86   $79.40    $135.46   $287.52

T. Rowe Price Fixed Income Series, Inc.
Limited-Term Bond Portfolio...............  $23.03   $70.89    $121.26   $259.13

T. Rowe Price International Series, Inc.
International Stock Portfolio.............  $26.70   $81.91    $139.64   $295.78

Van Eck Worldwide Insurance Trust
Worldwide Hard Assets Portfolio...........  $27.96   $85.67    $145.88   $308.05


     The examples provided above assume that no transfer charges or premium taxes have been assessed. The examples also reflect that the annualized Contract Fee of $30 is assessed on an average Contract Value of $30,000, which translates the Contract Fee into a 0.10% charge for the purposes of the examples based on a $1,000 investment.

     THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RATE OF RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURNS, WHICH MAY BE GREATER OR LESS THAN THIS ASSUMED RATE.

                                    SUMMARY

THE CONTRACT

     Issuance of a Contract. The Contract is a flexible premium deferred variable annuity issued by IL Annuity and Insurance Company. Contracts may be sold in connection with retirement plans that may or may not qualify for special federal tax treatment under the Code. The maximum age for Owners on the Date of Issue is 85. Annuity payments are deferred until the Annuity Commencement Date. (See "Issuance of a Contract.")

     Free-Look Period. The Owner has the right to return the Contract for any reason within 10 days after he or she receives it (or within 20 days of receipt if the Contract is replacing another annuity contract or insurance policy). The contract must be returned to the Annuity Service Office. The Owner's Written Request for cancellation must accompany the Contract. The returned contract will be treated as if it were never issued. In certain states the Owner may have more than 10 days to return the Contract for a refund. The amount that the Company refunds will vary according to state requirements. Most states allow the Company to refund an amount equal to the sum of: (i) the difference between the Premium Payments made and the amounts allocated to the Fixed Account and the Separate Account; and (ii) the Contract Value as of the date the contract and request for cancellation is received at the Annuity Service Office. The Contract Owner bears the investment risk for Premium Payments allocated to the Variable Accounts during the period prior to the Company's receipt of the Contract and Written Request for cancellation.

     A few states require a return of Premium Payments. In these states, the refund amount will be the greater of: (i) the amount of Premium Payments made under the Contract; and (ii) the Contract Value on the date the Contract is received at the Annuity Service Office, plus any amounts which may have been deducted for premium taxes. In these states, the Company will allocate Premium Payments to the Money Market Variable Account for 15 calendar days from the date the initial Premium Payment is credited to the Contract. (See "Free-Look Period.")


     Premium Payments. The minimum amount which the Company will accept as an initial Premium Payment is $1,000; the maximum amount of the initial premium is $250,000. Subsequent Premium Payments of not less than $1,000 may be paid under the Contract at any time until the earliest of: (a) the Annuity Commencement Date; (b) full withdrawal of Contract Value; or (c) the date the Owner attains age 85 (age 70 1/2 for Qualified Contracts other than Roth IRAs). Additional premiums in amounts up to two times the initial premium may be paid annually. The Company will not accept total premiums in excess of $250,000. The Company reserves the right to waive these premium limitations. (See "Premium Payments.")


     Allocation of Net Premium Payments.   Net Premium Payments under a Contract
will be allocated, as designated by the Owner, to any available Variable Account of the Separate Account and to the Fixed Account or to both, subject to any minimum allocation amounts established by the Company. In states where the Company must refund Premium Payments in the event the Owner exercises the free-look right, any portion of the initial Net Premium Payments to be allocated to a Variable Account will be allocated to the Money Market Variable Account for a 15-day period following the date the initial Premium Payment is credited to the Contract. At the end of that period, the amount in the Money Market Variable Account will be allocated to the Variable Accounts selected by the Owner. The assets of each Variable Account will be invested solely in a corresponding Portfolio of a Fund. The Contract Value, except for amounts in the Fixed Account, will vary according to the investment performance of the Portfolio(s) in which the selected Variable Account(s) is invested. Interest will be credited to amounts in the Fixed Account at a guaranteed minimum rate of 3% per year, or a higher current interest rate declared by the Company. (See "Allocation of Net Premium Payments.")

     Transfers. Prior to the Annuity Commencement Date, the Owner may transfer Contract Value from one or more of the Variable Accounts or the Fixed Account to another one or more of the Variable Accounts, subject to certain restrictions. If the Owner transfers Contract Value from an Eligible Variable Account, the transfer will reduce the amount of the Eligible Premium Payments on which the Maturity Benefit is based. (See "Maturity Benefit.")

     Transfers to the Fixed Account must be at least $1,000. Prior to the Annuity Commencement Date, the Owner may transfer up to 20% of the Fixed Account Value (as determined at the beginning of the Contract Year) from the Fixed Account to one or more of the Variable Accounts in any Contract Year. No fee is charged for transfers from the Fixed Account to one or more Variable Accounts and such transfers are not considered a transfer for purposes of assessing a transfer charge. (See "Transfer Privileges.")

     The Company reserves the right to impose a transfer charge of $25 for the thirteenth and each subsequent request made by the Owner to transfer Contract Value from one or more Variable Accounts to another one or more of the Variable Accounts or the Fixed Account during a single Contract Year prior to the Annuity Commencement Date. (See "Charges and Deductions.")

     Partial Withdrawal. Prior to the Annuity Commencement Date, the Owner may submit a Written Request to withdraw part of the Contract Value in amounts not less than $250. If the remaining Contract Value is reduced to less than $1,000 by the partial withdrawal, the Company reserves the right to pay the Surrender Value to the Owner in a lump sum. The Federal tax laws impose penalties upon, and in some cases prohibit, certain premature distributions from the Contract before or after the date on which the annuity payments are to begin. (See "Federal Tax Matters.") Amounts withdrawn may be subject to a Withdrawal Charge (Contingent Deferred Sales Charge), depending on the number of years between the request for withdrawal and the Contract's Date of Issue. In any Contract Year after the first Contract Year, an amount equal to 10% of the Contract Value at the beginning of the Contract Year may be withdrawn without Withdrawal Charges. (See "Withdrawal Charge -- Full and Partial Withdrawals.")

     Full Withdrawal. Upon Written Request before the Annuity Commencement Date, the Owner may cancel the Contract and receive its Surrender Value. (See "Full and Partial Withdrawals.") As with partial withdrawals, Federal tax laws impose penalties upon, and in some cases prohibit, certain premature distributions from the Contract before or after the date on which the annuity payments are to begin. (See "Federal Tax Matters.")

     Death Benefit.   If the Annuitant dies before the Annuity Commencement
Date, the Beneficiary will receive a Death Benefit. The Death Benefit will be equal to the greater of:

        (1) Premium Payments made under the Contract, less partial withdrawals as of the date the Company receives due proof of the deceased's death and payment instructions; or

        (2) Contract Value as of the date the Company receives due proof of the deceased's death and payment instructions;

LESS any applicable premium taxes not previously deducted. If the Owner dies before the Annuity Commencement Date, the Contract Value (or if the Owner is also the Annuitant, the Death Benefit) must generally be distributed to the Beneficiary within five years after the date of the Owner's death. (See "Death Benefit Before the Annuity Commencement Date.")

     Maturity Benefit. If the Contract is in the accumulation phase on the Maturity Benefit Date, IL Annuity will calculate the Maturity Benefit for each Eligible Variable Account in which the Owner has value as of that date. The Maturity Benefit will be credited to the Contract Value of an Eligible Variable Account only if the value of the Eligible Variable Account on the Maturity Benefit Date is less than: (a) the sum of the Eligible Premium Payments for such Eligible Variable Account, MINUS (b) a percentage of all prior withdrawals and transfers from such Eligible Variable Account.

     Eligible Premium Payments are those Premium Payments that initially were allocated to a particular Eligible Variable Account at the time of payment, provided the payment was made at least ten (10) years prior to the Maturity Benefit Date.

     On the Maturity Benefit Date, the Maturity Benefit to be credited to each Eligible Variable Account is equal to: (a) the sum of the Eligible Premium Payments for that particular Eligible Variable Account; MINUS (b) a percentage of all prior withdrawals and transfers from that Eligible Variable Account; MINUS (c) the value of that Eligible Variable Account as of the Maturity Benefit Date.

     The Maturity Benefit Date is the later of the Annuitant's age 70 and 10 years after the Date of Issue. If the Contract is owned by Joint Owners who are spouses at the time one Joint Owner dies, the Maturity Benefit Date will become the date the surviving spouse attains age 70. If the Contract is owned by Joint Owners who are not spouses and one of them dies before the Maturity Benefit Date, the Maturity Benefit is not available to the sole surviving Owner. The Eligible Variable Accounts currently include all Variable Accounts.


     The Maturity Benefit will not be credited to Contract Value if the Owner chooses an Annuity Commencement Date that is earlier than the Maturity Benefit Date.

     Transfers and withdrawals from an Eligible Variable Account will reduce the amount of the Eligible Premium Payments on which the Maturity Benefit is based. (See "Maturity Benefit.")

CHARGES AND DEDUCTIONS

     The following charges and deductions are assessed under the Contract:

     Withdrawal Charge (Contingent Deferred Sales Charge). No charge for sales expenses is deducted from Premium Payments at the time Premium Payments are paid. However, a Withdrawal Charge is deducted upon full or partial withdrawal of Contract Value during the first nine Contract Years. No Withdrawal Charge will be assessed on distributions made in the event the contract terminates due to the death of the Annuitant or Owner or if Contract Values are applied to a life contingency option or an annuity plan with a period certain of at least 10 years.

     For amounts withdrawn within the first six years from the Date of Issue, the charge is 7.0% of the amount withdrawn. For amounts withdrawn during the seventh year from the Date of Issue, the charge is 6.0% of the amount withdrawn. For each Contract Year thereafter, the Withdrawal Charge decreases by 2.0% for each subsequent Contract Year until it is zero in year ten. Amounts subject to the Withdrawal Charge will be deemed to be first from Premium Payments, then from earnings. No Withdrawal Charge is assessed upon the withdrawal of Contract Value in excess of aggregate Premium Payments or on withdrawals made in Contract Years ten or later. (See "Withdrawal Charge -- Charges for Full or Partial Withdrawals.")

     In any Contract Year after the first Contract Year, an amount equal to 10% of the Contract Value at the beginning of the Contract Year may be withdrawn without Withdrawal Charges. (See "Withdrawal Charge.") The Withdrawal Charge also may be waived in cases of extended hospitalization, long-term care, terminal illness, or to pay for post secondary education, as provided in the Contract. (See "Withdrawal Charge -- Waiver of Withdrawal Charge.")

     Contract Fee. At the end of each Contract quarter (or on the date of full surrender of the Contract) prior to the Annuity Commencement Date, the Company deducts a quarterly Contract Fee of $7.50 from the Contract Value. Deduction of the Contract Fee is currently waived for all Qualified Contracts. The Company also currently waives quarterly deduction of the Contract Fee for Non-Qualified Contracts whose cumulative Premium Payments on the date the Contract Fee is assessed are equal to or greater than $100,000. The Company reserves the right to modify this waiver upon 30 days written notice to Contract Owners. This charge does not apply after an annuity payout plan has begun. (See "Contract Fee.")

     Transfer Fee. The Company reserves the right to impose a transfer charge of $25 for the thirteenth and each subsequent request made by the Owner to transfer Contract Value from one or more Variable Accounts to another one or more of the Variable Accounts or the Fixed Account during a single Contract Year prior to the Annuity Commencement Date. (See "Transfer Fee.")

     Mortality and Expense Risk Charge. The Company deducts a daily mortality and expense risk charge to compensate it for assuming certain mortality and expense risks. The charge is deducted from the assets of the Separate Account at a rate of 0.003404% per day which is an annual rate of 1.25% (approximately 0.90% for mortality risk and 0.35% for expense risks). This charge will continue to be assessed if annuity payments are made on a variable basis after the Annuity Commencement Date. (See "Mortality and Expense Risk Charge.")

     Asset-Based Administration Charge. The Company deducts a daily administration charge to compensate it for certain expenses it incurs in administering the Contract. The charge is deducted from the assets of the Separate Account at an annual rate of 0.15%. This charge will continue to be assessed after annuitization if annuity payments are made on a variable basis. (See "Asset-Based Administration Charge.")


     Premium Taxes. Various states and other governmental entities levy a premium tax, currently ranging up to 3.5%, on annuity contracts issued by insurance companies. Premium tax rates are subject to change from time to time by legislative and other governmental action. In addition, other governmental units within a state may levy such taxes. If state or other premium taxes are applicable to a Contract, they will be deducted either: (a) from Premium Payments as they are received, (b) from Contract Value upon partial or full withdrawal, (c) upon application of adjusted Contract Value to a payout plan option, or (d) upon payment of a Death Benefit. (See "Premium Taxes.")

     Investment Advisory Fees and Other Expenses of the Funds. Because each Variable Account purchases shares of the Funds, the net assets of each Variable Account will reflect the investment advisory fee incurred by the corresponding Portfolio of the Funds. For each Portfolio, an investment advisor is paid a daily fee by the Funds for its investment advisory services. The advisory fees are based on the average daily net assets of the Portfolio, and, as a result, the amount of the advisory fee will depend upon the Portfolio and the assets of such Portfolio. Each Portfolio of the Fund in which the Variable Accounts invest is also responsible for its own expenses. Presently, certain fees and expenses of the Funds are waived and reimbursed. (See the accompanying Prospectuses of the Funds for further details.)

ANNUITY PROVISIONS

     Payout Plan Options. On the Annuity Commencement Date, the Contract Value (adjusted as described below) will be applied to a payout plan option, unless the Owner chooses to receive the Surrender Value in a lump sum. Adjusted Contract Value is Contract Value, LESS applicable premium tax not yet deducted, LESS the quarterly Contract Fee, and, for an installment income annuity payout plan with a payout period of less than 10 years, LESS any applicable Withdrawal Charge. (See "Payout Plan Options.")

FEDERAL TAX STATUS

     Generally, a distribution (including a full or partial withdrawal or Death Benefit payment) may result in taxable income. In certain circumstances, a 10% penalty tax may apply. For a further discussion of the federal tax status of variable annuity contracts, see "Federal Tax Status."

                        CONDENSED FINANCIAL INFORMATION

     The following condensed financial information is derived from the financial statements of the Separate Account. The data should be read in conjunction with the financial statements, related notes and other financial information included in the Statement of Additional Information. See "Financial Statements" concerning the financial statements contained in the Statement of Additional Information.

     The Variable Accumulation Unit values and the number of Variable Accumulation Units outstanding for each Variable Account for the periods shown are as follows:

                                                                   YEAR ENDED DECEMBER 31, 1995
                                 ------------------------------------------------------------------------------------------------
                                      ALGER                ALGER               FIDELITY           FIDELITY           FIDELITY
                                  MIDCAP GROWTH     SMALL CAPITALIZATION    EQUITY-INCOME          GROWTH          MONEY MARKET
                                 VARIABLE ACCOUNT     VARIABLE ACCOUNT     VARIABLE ACCOUNT   VARIABLE ACCOUNT   VARIABLE ACCOUNT
                                 ----------------   --------------------   ----------------   ----------------   ----------------
Accumulation Unit Value at
  Beginning of Period..........      $10.000              $10.000              $10.000            $10.000            $10.000
Accumulation Unit Value at End
  of Period....................      $ 9.786              $ 9.675              $10.616            $ 9.604                  0
Number of Accumulation Units
  Outstanding at End of
  Period.......................        2,764                1,709                3,789              2,199                  0

                                   FIDELITY           FIDELITY           FIDELITY             FIDELITY          OCC ACCUMULATION*
                                ASSET MANAGER        CONTRAFUND         INDEX 500       INVESTMENT GRADE BOND        MANAGED
                               VARIABLE ACCOUNT   VARIABLE ACCOUNT   VARIABLE ACCOUNT     VARIABLE ACCOUNT      VARIABLE ACCOUNT
                               ----------------   ----------------   ----------------   ---------------------   -----------------
Accumulation Unit Value at
  Beginning of Period........      $10.000            $10.000            $10.000               $10.000               $10.000
Accumulation Unit Value at
  End of Period..............      $ 8.224            $10.091            $10.514               $10.247               $10.380
Number of Accumulation
  Units Outstanding at End of
  Period.....................          255              5,731              3,538                 1,668                   161

                           OCC ACCUMULATION*     T.ROWE PRICE         T.ROWE PRICE              VAN ECK
                               SMALL CAP       LIMITED-TERM BOND   INTERNATIONAL STOCK   WORLDWIDE HARD ASSETS
                           VARIABLE ACCOUNT    VARIABLE ACCOUNT     VARIABLE ACCOUNT      VARIABLE ACCOUNT**
                           -----------------   -----------------   -------------------   ---------------------
Accumulation Unit
  Value at Beginning
  of Period..............       $10.000             $10.000              $10.000                $10.000
Accumulation Unit Value
  at End of Period.......       $10.388             $10.042              $10.487                $10.621
Number of Accumulation
  Units Outstanding at
  End of Period..........         1,182               1,485                2,530                     58

                                  VAN ECK
                           WORLDWIDE BALANCED***
                             VARIABLE ACCOUNT
                           ---------------------
Accumulation Unit
  Value at Beginning
  of Period..............         $10.000
Accumulation Unit Value
  at End of Period.......         $10.010
Number of Accumulation
  Units Outstanding at
  End of Period..........           1,201


---------------

  * Prior to May 1, 1996, OCC Accumulation Trust was called Quest for Value Accumulation Trust.

 ** Prior to May 1, 1997, Van Eck Worldwide Hard Assets Variable Account was called Van Eck Gold and Natural Resources.


*** Effective April 1, 1998, the Van Eck Worldwide Balanced Variable Account was closed to new transfers of Contract Value and allocations of Premium Payments.

                                                                   YEAR ENDED DECEMBER 31, 1996
                                 ------------------------------------------------------------------------------------------------
                                      ALGER                ALGER               FIDELITY           FIDELITY           FIDELITY
                                  MIDCAP GROWTH     SMALL CAPITALIZATION    EQUITY-INCOME          GROWTH          MONEY MARKET
                                 VARIABLE ACCOUNT     VARIABLE ACCOUNT     VARIABLE ACCOUNT   VARIABLE ACCOUNT   VARIABLE ACCOUNT
                                 ----------------   --------------------   ----------------   ----------------   ----------------
Accumulation Unit Value at
  Beginning of Period..........      $ 9.786                  $9.675           $10.616            $ 9.604            $10.000
Accumulation Unit Value at End
  of Period....................      $10.812                  $9.955           $11.958            $10.868            $10.456
Number of Accumulation Units
  Outstanding at End of
  Period.......................      109,955                 181,361           195,400            164,945            179,504

                                   FIDELITY           FIDELITY           FIDELITY             FIDELITY          OCC ACCUMULATION*
                                ASSET MANAGER        CONTRAFUND         INDEX 500       INVESTMENT GRADE BOND   MANAGED VARIABLE
                               VARIABLE ACCOUNT   VARIABLE ACCOUNT   VARIABLE ACCOUNT     VARIABLE ACCOUNT           ACCOUNT
                               ----------------   ----------------   ----------------   ---------------------   -----------------
Accumulation Unit Value at
  Beginning of Period........      $ 8.224            $10.091            $10.514               $10.247               $10.380
Accumulation Unit Value at
  End of Period..............      $11.817            $12.105            $12.734               $10.422               $12.567
Number of Accumulation Units
  Outstanding at End of
  Period.....................       61,512            203,860            193,803                57,476               133,102


                           OCC ACCUMULATION*     T.ROWE PRICE         T.ROWE PRICE               VAN ECK
                               SMALL CAP       LIMITED-TERM BOND   INTERNATIONAL STOCK   WORLDWIDE HARD ASSETS**
                           VARIABLE ACCOUNT    VARIABLE ACCOUNT     VARIABLE ACCOUNT        VARIABLE ACCOUNT
                           -----------------   -----------------   -------------------   -----------------------
Accumulation Unit Value
  at Beginning of
  Period.................       $10.388             $10.042              $10.487                 $10.621
Accumulation Unit Value
  at End of Period.......       $12.148             $ 9.946              $11.780                 $12.356
Number of Accumulation
  Units Outstanding at
  End of Period..........        40,024              27,325              122,831                  29,990

                                VAN ECK
                               WORLDWIDE
                              BALANCED***
                            VARIABLE ACCOUNT
                            ----------------
Accumulation Unit Value
  at Beginning of
  Period.................       $10.010
Accumulation Unit Value
  at End of Period.......       $11.019
Number of Accumulation
  Units Outstanding at
  End of Period..........        26,719


---------------

  * Prior to May 1, 1996, OCC Accumulation Trust was called Quest for Value Accumulation Trust.

 ** Prior to May 1, 1997, Van Eck Worldwide Hard Assets Variable Account was called Van Eck Gold and Natural Resources.


*** Effective April 1, 1998, the Van Eck Worldwide Balanced Variable Account was closed to new transfers of Contract Value and allocations of Premium Payments.

                                                                   YEAR ENDED DECEMBER 31, 1997
                                 ------------------------------------------------------------------------------------------------
                                      ALGER                ALGER               FIDELITY           FIDELITY           FIDELITY
                                  MIDCAP GROWTH     SMALL CAPITALIZATION    EQUITY-INCOME          GROWTH          MONEY MARKET
                                 VARIABLE ACCOUNT     VARIABLE ACCOUNT     VARIABLE ACCOUNT   VARIABLE ACCOUNT   VARIABLE ACCOUNT
                                 ----------------   --------------------   ----------------   ----------------   ----------------
Accumulation Unit Value at
  Beginning of Period..........      $10.812              $ 9.955              $11.958            $10.868            $10.456
Accumulation Unit Value at End
  of Period....................      $12.263              $10.936              $15.114            $13.240            $10.888
Number of Accumulation Units
  Outstanding at End of
  Period.......................      294,506              372,229              781,937            462,381            486,050



                                   FIDELITY           FIDELITY           FIDELITY             FIDELITY          OCC ACCUMULATION*
                                ASSET MANAGER        CONTRAFUND         INDEX 500       INVESTMENT GRADE BOND   MANAGED VARIABLE
                               VARIABLE ACCOUNT   VARIABLE ACCOUNT   VARIABLE ACCOUNT     VARIABLE ACCOUNT           ACCOUNT
                               ----------------   ----------------   ----------------   ---------------------   -----------------
Accumulation Unit Value at
  Beginning of Period........      $11.817            $12.105            $12.734               $10.422               $12.567
Accumulation Unit Value at
  End of Period..............      $14.066            $14.824            $16.672               $11.214               $15.160
Number of Accumulation Units
  Outstanding at End of
  Period.....................      212,897            638,524            826,178               274,009               672,203



                           OCC ACCUMULATION*     T.ROWE PRICE         T.ROWE PRICE               VAN ECK
                               SMALL CAP       LIMITED-TERM BOND   INTERNATIONAL STOCK   WORLDWIDE HARD ASSETS**
                           VARIABLE ACCOUNT    VARIABLE ACCOUNT     VARIABLE ACCOUNT        VARIABLE ACCOUNT
                           -----------------   -----------------   -------------------   -----------------------
Accumulation Unit Value
  at Beginning of
  Period.................       $12.148             $ 9.946              $11.780                 $12.356
Accumulation Unit Value
  at End of Period.......       $14.649             $10.767              $11.979                 $11.983
Number of Accumulation
  Units Outstanding at
  End of Period..........       162,435             136,902              368,187                 166,188

                                VAN ECK
                               WORLDWIDE
                              BALANCED***
                            VARIABLE ACCOUNT
                            ----------------
Accumulation Unit Value
  at Beginning of
  Period.................       $11.019
Accumulation Unit Value
  at End of Period.......       $12.002
Number of Accumulation
  Units Outstanding at
  End of Period..........        81,483


---------------


  * Prior to May 1, 1996, OCC Accumulation Trust was called Quest for Value Accumulation Trust.



 ** Prior to May 1, 1997, Van Eck Worldwide Hard Assets Variable Account was called Van Eck Gold and Natural Resources.



*** Effective April 1, 1998, the Van Eck Worldwide Balanced Variable Account was closed to new transfers of Contract Value and allocations of Premium Payments.


                      THE COMPANY AND THE SEPARATE ACCOUNT

IL ANNUITY AND INSURANCE COMPANY

     IL Annuity and Insurance Company, formerly known as Sentry Investors Life Insurance Company, is a stock life insurance company organized under the laws of the Commonwealth of Massachusetts on December 21, 1965 and incorporated on March 9, 1966. The Company changed its named to "IL Annuity and Insurance Company" on January 17, 1995.

     Effective October 31, 1994, the Company entered into an assumption reinsurance agreement with Sentry Life Insurance Company ("Sentry") whereby Sentry assumed all of the existing insurance in-force and related assets and liabilities from the Company.


     On November 1, 1994, the Company became a wholly-owned subsidiary of the Indianapolis Life Group of Companies, Inc. ("Indianapolis Life Group"), which is a majority-owned subsidiary of Indianapolis Life Insurance Company. Indianapolis Life Insurance Company is a mutual life insurance company chartered under Indiana law in 1905 with assets as of December 31, 1997 which approximated $1.702 billion.



     At the end of 1997, American United Life Insurance Company ("AUL") and Indianapolis Life Insurance Company took preliminary steps toward an affiliation. At that time, AUL invested $8,910,000 in Indianapolis Life Group and on March 30, 1998 AUL invested an additional $18,090,000. As a result of this investment and related transactions, it is intended by both parties that Indianapolis Life Insurance Company will retain ownership of 75% of the stock of Indianapolis Life Group and AUL will own the remaining 25% of the Indianapolis Life Group stock. The Agreement to Affiliate does contain provisions which would allow AUL to invest additional amounts in Indianapolis Life Group, and potentially to own up to 49.9% of the outstanding Indianapolis Life Group stock. As of the date of this prospectus, there is no current intention for additional investments by AUL.


     The Company is subject to regulation by the Insurance Department of the State of Massachusetts as well as by the insurance departments of all other states and jurisdictions in which it does business. The Company submits annual statements on its operations and finances to insurance officials in such states and jurisdictions. The forms for the Contract described in this Prospectus are filed with and (where required) approved by insurance officials in each state and jurisdiction in which Contracts are sold.

IL ANNUITY AND INSURANCE CO. SEPARATE ACCOUNT 1

     The IL Annuity and Insurance Co. Separate Account I (the "Separate Account") was established by the Company as a separate account under Massachusetts insurance law on November 1, 1994. The Separate Account will receive and invest Net Premium Payments made under the Contracts. In addition, the Separate Account may receive and invest Premium Payments for any other variable annuity contracts issued in the future by the Company.

     Although the assets in the Separate Account are the property of the Company, the portion of the assets in the Separate Account equal to the reserves and other contract liabilities of the Separate Account are not chargeable with the liabilities arising out of any other business which the Company may conduct and which has no specific relation to or dependence upon the Separate Account. The assets of the Separate Account are available to cover the general liabilities of the Company only to the extent that the Separate Account's assets exceed its liabilities arising under the Contracts and any other contracts supported by the Separate Account. The Company has the right to transfer to the general account any assets of the Separate Account which are in excess of reserves and other contract liabilities. All obligations arising under the Contracts are general corporate obligations of the Company. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains or losses of any other separate account or of the Company.


     The Separate Account currently is divided into fourteen Variable Accounts that are available for investment but may, in the future, include additional Variable Accounts. Each Variable Account invests exclusively in shares of a single corresponding fund. The income, gains and losses, whether or not realized, from the assets allocated to each Variable Account are credited to or charged against that Variable Account without regard to income, gains or losses from any other Variable Account.


     The Separate Account has been registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a separate account under the federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the SEC. The Separate Account is also subject to the laws of the State of Massachusetts which regulate the operations of insurance companies domiciled in Massachusetts.

                                   THE FUNDS


     Each Variable Account of the Separate Account invests in shares of a designated Portfolio of a series-type mutual fund. Each Fund currently available under the Contract is registered with the SEC under the Investment Company Act of 1940 (the "1940 Act") as an open-end, management investment company. Such registration does not involve supervision of the management or investment practices or policies of the companies or their funds by the SEC.



     The assets of each Portfolio are separate from the assets of other Portfolios, and each Portfolio has separate investment objectives and policies. As a result, each Portfolio operates as a separate investment

Portfolio and the income or losses of one Portfolio has no effect on the investment performance of any other Portfolio.


     The investment objectives and policies of each Portfolio are summarized below. THERE IS NO ASSURANCE THAT ANY PORTFOLIO WILL ACHIEVE ITS STATED OBJECTIVES. More detailed information, including a description of risks and expenses, may be found in the prospectuses for the Portfolios which must accompany or precede this prospectus and which should be read carefully and retained for future reference.

     Each of the Funds is managed by an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. Each investment manager is responsible for the selection of Portfolio investments consistent with the investment objectives and policies of the Portfolio, and conducts securities trading for the Portfolio.

     Certain Variable Accounts invest in Portfolios that have similar investment objectives and/or policies; therefore, before choosing Variable Accounts, carefully read the individual prospectuses for the Funds along with this prospectus.


     In addition, the investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Portfolios, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Portfolios will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.


THE ALGER AMERICAN FUND

     The MidCap Growth Variable Account and the Small Capitalization Variable Account will invest exclusively in shares of the MidCap Growth Portfolio and the Small Capitalization Portfolio of The Alger American Fund.

     The investment objectives of these Portfolios are:


          MIDCAP GROWTH PORTFOLIO -- seeks to obtain long-term capital appreciation. Except during temporary defensive periods, the Portfolio invests at least 65% of its total assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the S&P MidCap 400 Index, updated quarterly. The S&P MidCap Index is designed to track the performance of medium capitalization companies. As of March 31, 1998, the range of market capitalization of these companies was $210 million to $14.3 billion.



          SMALL CAPITALIZATION PORTFOLIO -- seeks to obtain long-term capital appreciation. Except during temporary defensive periods, the Portfolio invests at least 65% of its total assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the Russell 2000 Growth Index ("Russell Index") or the S&P SmallCap 600 Index, updated quarterly. Both indexes are broad indices of small capitalization stocks. As of March 31, 1998, the range of market capitalization of the companies in the Russell Index was $20 million to $4.25 billion; the range of capitalization of the companies in the S&P SmallCap 600 Index at that date was $31 million to $3.7 billion.


     Fred Alger Management, Inc. ("Alger Management") serves as investment adviser for the MidCap Growth and Small Capitalization Portfolios of The Alger American Fund. Fred Alger & Company, Incorporated, an affiliate of Alger Management, will serve as the Portfolios' broker in effecting substantially all of the portfolio transactions on security exchanges.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND AND FIDELITY VARIABLE INSURANCE PRODUCTS FUND II

     The Equity-Income Variable Account, the Growth Variable Account and the Money Market Variable Account will invest exclusively in shares of the corresponding Portfolio of Fidelity's Variable Insurance Products Fund ("VIP Fund"); the Asset Manager Variable Account, the Contrafund Variable Account, the

Index 500 Variable Account and the Investment Grade Bond Variable Account will invest exclusively in shares of the corresponding Portfolio of the Variable Insurance Products Fund II ("VIP Fund II").

     The investment objectives of these Portfolios are:

          EQUITY-INCOME PORTFOLIO -- seeks reasonable income by investing primarily in income-producing equity securities.

          GROWTH PORTFOLIO -- seeks to achieve capital appreciation by investing in common stocks and securities convertible into common stock of companies that the adviser believes have above-average growth potential. The Portfolio, however, is not restricted to any one type of security and may pursue capital appreciation through the purchase of bonds and preferred stocks.

          MONEY MARKET PORTFOLIO -- seeks to earn a high level of current income while maintaining a stable $1.00 share price by investing in high-quality, short-term money market securities of different types.

          ASSET MANAGER PORTFOLIO -- seeks to obtain high total return with reduced risk over the long-term by allocating its assets among stocks, bonds, short-term and other instruments of U.S. and foreign issuers.

          CONTRAFUND PORTFOLIO -- seeks capital appreciation by investing in companies that the adviser believes to be undervalued due to an overly pessimistic appraisal by the public.

          INDEX 500 PORTFOLIO -- seeks to match the total return of the S&P 500 while keeping expenses low. The adviser normally invests at least 80% (65% if Portfolio assets are below $20 million) of the Portfolio's assets in equity securities of companies that compose the S&P 500.

          INVESTMENT GRADE BOND PORTFOLIO -- seeks high current income by investing in fixed-income obligations of all types.

     The Portfolios of the VIP Fund and the VIP Fund II are managed by Fidelity Management & Research Company ("FMR"). On behalf of the Money Market Portfolio, FMR has entered in a subadvisory agreement with FMR Texas, Inc., pursuant to which FMR Texas, Inc. has primary responsibility for providing investment management services to the Portfolio. On behalf of the Asset Manager Portfolio and the Contrafund Portfolio, FMR has entered into subadvisory agreements with Fidelity Investment Management and Research (U.K.) Inc. ("FMR (U.K.)") and Fidelity Management and Research (Far East) Inc. ("FMR Far East"), pursuant to which those entities provide research and investment recommendations with respect to companies based outside the United States. FMR (U.K.) focuses primarily on companies based in Europe, while FMR Far East focuses primarily on companies based in Asia and the Pacific Basin.

OCC ACCUMULATION TRUST


     The Managed Variable Account and the Small Cap Variable Account will invest only in shares of their corresponding portfolios of the OCC Accumulation Trust ("OCC Trust"). The investment objectives of these Portfolios are:


          MANAGED PORTFOLIO -- seeks growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on management's assessments of relative investment values.

          SMALL CAP PORTFOLIO -- seeks capital appreciation through investment in a diversified portfolio of equity securities of companies with market capitalizations of under $1 billion.

     The OCC Trust receives investment advice with respect to each of its Portfolios from OpCap Advisors, a subsidiary of Oppenheimer Capital which is a subsidiary of Oppenheimer Financial Corp.

T. ROWE PRICE FIXED INCOME SERIES, INC.

     The Limited-Term Bond Variable Account will invest exclusively in shares of the Limited-Term Bond Portfolio of the T. Rowe Price Fixed Income Series, Inc. The investment objective of this Portfolio is:

          LIMITED-TERM BOND PORTFOLIO -- seeks a high level of income consistent with moderate fluctuation in principal value. The Portfolio will invest at least 65% of total assets in short- and intermediate-term, investment-grade debt securities.


     T. Rowe Price Associates, Inc. is responsible for the selection and management of the portfolio investments of T. Rowe Price Limited-Term Bond Portfolio and receives a single, all-inclusive fee based on the Portfolio's average daily net assets to cover investment management and operating expenses.

T. ROWE PRICE INTERNATIONAL SERIES, INC.

     The International Stock Variable Account will invest exclusively in shares of the International Stock Portfolio of the T. Rowe Price International Series, Inc. The investment objective of this Portfolio is:


          INTERNATIONAL STOCK PORTFOLIO -- seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.


     Rowe Price-Fleming International, Inc. ("Price-Fleming") is responsible for the selection and management of the Portfolio's investments. Incorporated in 1979 as a joint venture between T. Rowe Price Associates, Inc. ("T. Rowe Price") and Robert Fleming Holdings Limited ("Fleming"), Price-Fleming receives a single, all-inclusive fee based on the Portfolio's average daily net assets to cover investment management and operating expenses.

VAN ECK WORLDWIDE INSURANCE TRUST


     The Worldwide Hard Assets Variable Account will invest exclusively in shares of the Worldwide Hard Assets Portfolio of the Van Eck Worldwide Insurance Trust (the "Van Eck Trust").



     The investment objectives of this Portfolio is:


          WORLDWIDE HARD ASSETS PORTFOLIO -- seeks long-term capital appreciation by investing globally, primarily in "Hard Asset Securities" of companies that are directly or indirectly engaged to a significant extent in the exploration, development, production or distribution of one or more of the following: (i) precious metals, (ii) ferrous and non-ferrous metals,
     (iii) energy, (iv) forest products, (v) real estate, and (vi) other basic non-agricultural commodities.


     Van Eck Associates Corporation serves as investment adviser and manager to the Van Eck Worldwide Hard Assets Portfolio pursuant to an Advisory Agreement with the Van Eck Trust.


     THERE IS NO ASSURANCE THAT ANY PORTFOLIO WILL ACHIEVE ITS STATED OBJECTIVE. MORE DETAILED INFORMATION, INCLUDING A DESCRIPTION OF EACH PORTFOLIO'S INVESTMENT OBJECTIVE AND POLICIES AND A DESCRIPTION OF RISKS INVOLVED IN INVESTING IN EACH OF THE PORTFOLIOS AND OF EACH PORTFOLIO'S FEES AND EXPENSES, IS CONTAINED IN THE PROSPECTUSES FOR THE FUNDS, CURRENT COPIES OF WHICH ACCOMPANY THIS PROSPECTUS. INFORMATION CONTAINED IN THE FUNDS' PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE ANY DECISION IS MADE CONCERNING THE ALLOCATION OF PREMIUM PAYMENTS TO OR TRANSFERS AMONG THE VARIABLE ACCOUNTS.

     An investment in a Variable Account, or in any Portfolio, including the Money Market Portfolio, is not insured or guaranteed by the U.S. Government and there can be no assurance that the Money Market Portfolio will be able to maintain a stable net asset value per share.

     The Company cannot guarantee that each Fund will always be available for its variable annuity contracts, but in the unlikely event that a fund is not available, the Company will do everything reasonably practicable to secure the availability of a comparable fund. Shares of each Portfolio are purchased and redeemed at net asset value, without a sales charge.

     IL Annuity has entered into agreements with the investment adviser of several of the Funds pursuant to which each such investment adviser will pay IL Annuity a servicing fee based upon an annual percentage of the average aggregate net assets invested by IL Annuity on behalf of the Separate Account. These agreements reflect administrative services provided to the Funds by IL Annuity. Payments of such amounts by the Funds will not increase the fees paid by the Funds or their shareholders.

AVAILABILITY OF THE FUNDS

     The Separate Account purchases shares of each of the Funds in accordance with a participation agreement between the Company and the Fund. The termination provisions of these agreements vary. A summary of the termination provisions of these agreements may be found in the Statement of Additional Information. Should a participation agreement between the Company and a Fund terminate, the Separate Account may not be able to purchase additional shares of that Fund. Likewise, in certain circumstances, it is possible that shares of a Fund may not be available to the Separate Account even if the participation agreement relating to that Fund has not been terminated. In either event, Owners will no longer be able to allocate Premium Payments or transfer Contract Value to the Variable Account investing in that Fund.

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

     The Company reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares of a fund that are held in the Separate Account or that the Separate Account may purchase. If the shares of a fund are no longer available for investment or if, in the Company's judgment, further investment in any fund should become inappropriate, the Company may redeem the shares, if any, of that fund and substitute shares of another fund. The Company will not substitute any shares attributable to a Contract's interest in a Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.

     The Company also reserves the right to establish additional Variable Accounts of the Separate Account, each of which would invest in shares of a new corresponding fund having a specified investment objective. The Company may, in its sole discretion, establish new Variable Accounts or eliminate or combine one or more Variable Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Variable Accounts may be made available to existing Contract Owners on a basis to be determined by the Company. Subject to obtaining any approvals or consents required by applicable law, the assets of one or more Variable Accounts may be transferred to any other Variable Account if, in the sole discretion of the Company, marketing, tax, or investment conditions warrant.

     In the event of any such substitution or change, the Company may (by appropriate endorsement, if necessary) change the Contract to reflect the substitution or change. If the Company considers it to be in the best interest of Owners and Annuitants, and subject to any approvals that may be required under applicable law, the Separate Account may be operated as a management investment company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, it may be combined with other Company separate accounts, or its assets may be transferred to another separate account of the Company. In addition, the Company may, when permitted by law, restrict or eliminate any voting rights of Owners or other persons who have such rights under the Contracts.

     The Company will continue to pay a Maturity Benefit on Premium Payments allocated to an Eligible Variable Account if: (a) the Portfolio underlying an Eligible Variable Account changes its investment objective; (b) the Company determines that an investment in the Portfolio underlying an Eligible Variable Account is no longer appropriate in light of the purposes of the Separate Account; or (c) shares of a Portfolio underlying an Eligible Variable Account are no longer available for investment by the Separate Account and IL Annuity is forced to redeem all shares of the Portfolio held by the Eligible Variable Account. (See "Maturity Benefit.")

RESOLVING MATERIAL CONFLICTS

     The Funds currently sell shares to registered separate accounts of insurance companies other than the Company to support other variable annuity contracts and variable life insurance contracts. In addition, some of the Funds may in the future be sold to other separate accounts of the Company and may in the future be sold to separate accounts of other affiliated life insurance companies to support other variable annuity or variable life insurance contracts. Moreover, shares of some of the Funds may in the future be sold to qualified retirement plans. As a result, there is a possibility that an irreconcilable material conflict may arise between the interests of Contract Owners owning Contracts whose Contract Values are allocated to the Separate

Account and of Contract Owners owning Contracts whose Contract Values are allocated to one or more other separate accounts investing in any one of the Funds. There is also the possibility that a material conflict may arise between the interests of Contract Owners generally, or certain classes of Contract Owners, and participating qualified retirement plans or participants in such retirement plans.

     The Company currently does not foresee any disadvantages to Owners arising from the sale of such shares to support variable life insurance contracts or variable annuity contracts of other companies or to qualified retirement plans. However, the management of the Funds will each monitor events related to their Fund in order to identify any material irreconcilable conflicts that might possibly arise as a result of such Fund's offering its shares to (1) support both variable life insurance contracts and variable annuity contracts, or (2) support the variable life insurance contracts and/or variable annuity contracts issued by various unaffiliated insurance companies. In addition, the management of the Funds will monitor the Funds in order to identify any material irreconcilable conflicts that might possibly arise as a result of the sale of its shares to qualified retirement plans, if applicable. In the event of such a conflict, the management of the appropriate Fund would determine what action, if any, should be taken in response to the conflict. In addition, if the Company believes that the response of the Funds to any such conflict insufficiently protects Owners, it will take appropriate action on its own, including withdrawing the Separate Account's investment in such Funds, as appropriate. (See the Fund's prospectuses for greater detail.)

                          DESCRIPTION OF THE CONTRACT

ISSUANCE OF A CONTRACT

     In order to purchase a Contract, application must be made to the Company through a licensed representative of the Company, who is also a registered representative of IL Securities, Inc. or a broker-dealer having a selling agreement with IL Securities, Inc. or a broker-dealer having a selling agreement with such broker-dealer. Contracts may be sold to or in connection with retirement plans that do not qualify for special tax treatment as well as retirement plans that qualify for special tax treatment under the Code. The maximum age for Owners on the Date of Issue is 85.

PREMIUM PAYMENTS


     The minimum amount which the Company will accept as an initial Premium Payment is $1,000; the maximum amount of the initial premium is $250,000. Subsequent Premium Payments may be paid under the Contract at any time until the earliest of: (a) the Annuity Commencement Date; (b) full withdrawal of Contract Value; or (c) the date the Owner attains age 85 (age 70 1/2 for Qualified Contracts other than Roth IRAs under Code Section 408A), and must be for at least $1,000. The Company will not accept total premiums under the Contract in excess of $250,000. The Company reserves the right to waive these limitations.


     Under the Company's Automatic Premium Payment Plan, the Owner can select an annual, semi-annual, or monthly payment schedule pursuant to which Premium Payments will be automatically deducted from a bank or credit union account or other source. The minimum size of such payment is $1,000.

FREE-LOOK PERIOD

     The Contract provides for an initial "Free-Look" Period. The Owner has the right to return the Contract within 10 days of receiving it (or within 20 days of receipt if the Contract is replacing another annuity contract or insurance policy). In some jurisdictions, this period may be longer than 10 days. When the Company receives a Written Request for cancellation and the returned Contract at the Annuity Service Office before the end of this period, the Company will cancel the Contract.

     The amount that the Company will refund will vary according to state requirements. In most states, the Company will refund to the Owner an amount equal to the sum of: (i) the difference between the Premium Payments paid and the amounts allocated to the Variable Accounts and the Fixed Account under the

Contract; and (ii) the Contract Value as of the date the Contract and the Written Request for cancellation are received at the Annuity Service Office. The Contract Owner bears the investment risk only for premiums allocated to the Variable Accounts during the period prior to the Company's receipt of the Contract and Written Request for cancellation.

     A few states require the return of Premium Payments. If state law requires that Premium Payments be returned, the amount of the refund will be the greater of: (i) the Premium Payments made under the Contract; and (ii) the Contract Value (without reduction of any withdrawal charge) on the date the Contract is received at the Annuity Service Office, plus any amount that may have been deducted for premium taxes. In those states where Premium Payments must be returned, the Company will allocate Premium Payments to the Money Market Variable Account for 15 calendar days from the date the initial Premium Payment is credited to the Contract.

ALLOCATION OF NET PREMIUM PAYMENTS

     At the time of application, the Owner selects how the initial Net Premium Payment is to be allocated among the Variable Accounts and the Fixed Account. Any allocation must be for at least 1% of a Premium Payment and be in whole percentages.

     If the application for a Contract is properly completed and is accompanied by all the information necessary to process it, including payment of the initial Premium Payment, the initial Net Premium Payment will be allocated, as designated by the Owner, to one or more of the Variable Accounts or to the Fixed Account within two valuation days of receipt of such Premium Payment by the Company at its Annuity Service Office. If the application is not properly completed, the Company reserves the right to retain the Premium Payment for up to five valuation days while it attempts to complete the application. If the application is not complete at the end of the 5-day period, the Company will inform the applicant of the reason for the delay and the initial Premium Payment will be returned immediately, unless the applicant specifically consents to the Company retaining the Premium Payment until the application is complete. Once the application is complete, the initial Net Premium Payment will be allocated as designated by the Owner within two valuation days.

     Notwithstanding the foregoing, in jurisdictions where the Company must refund aggregate Premium Payments in the event the Owner exercises the free-look right, the Company will place any portion of the initial Net Premium Payments allocated to a Variable Account into the Money Market Variable Account for a 15-day period following the date on which the initial Premium Payment is credited to the Contract. At the end of that period, the amount in the Money Market Variable Account will be allocated to the Variable Accounts as designated by the Owner based on the proportion that the allocation percentage for each such Variable Account bears to the sum of the allocation percentages.

     Any subsequent Net Premium Payments will be allocated as of the end of the valuation period in which the subsequent Net Premium Payment is received by the Company and will be allocated in accordance with the allocation schedule in effect at the time the Premium Payment is received. However, Owners may direct individual payments to a specific Variable Account or to the Fixed Account (or any combination thereof) without changing the existing allocation schedule. The allocation schedule may be changed by the Owner at any time by Written Request. Changing the Premium Payment allocation schedule will not change the allocation of existing Contract Value among the Variable Accounts or the Fixed Account.

THE CONTRACT VALUES ALLOCATED TO A VARIABLE ACCOUNT WILL VARY WITH THAT VARIABLE ACCOUNT'S INVESTMENT EXPERIENCE. THE OWNER BEARS THE ENTIRE INVESTMENT RISK FOR AMOUNTS ALLOCATED TO THE VARIABLE ACCOUNTS. OWNERS SHOULD PERIODICALLY REVIEW THEIR PREMIUM PAYMENT ALLOCATION SCHEDULE IN LIGHT OF MARKET CONDITIONS AND THEIR OVERALL FINANCIAL OBJECTIVES.

SEPARATE ACCOUNT VALUE

     The Separate Account Value will reflect the investment experience of the selected Variable Accounts, any Net Premium Payments paid, any surrenders or partial withdrawals, any transfers, and any charges assessed in connection with the Contract. There is no guaranteed minimum Separate Account Value, and, because a Contract's Separate Account Value on any future date depends upon a number of variables, it cannot be predetermined.

     Calculation of Separate Account Value. The Separate Account Value is determined at the end of each valuation period. The value will be the aggregate of the values attributable to the Contract in each of the Variable Accounts, determined for each Variable Account by multiplying that Variable Account's unit value for the relevant valuation period by the number of accumulation units of that Variable Account allocated to the Contract.

     Determination of Number of Accumulation Units. Any amounts allocated or transferred to the Variable Accounts will be converted into Variable Account accumulation units. The number of accumulation units to be credited to a Contract is determined by dividing the dollar amount being allocated or transferred to a Variable Account by the accumulation unit value for that Variable Account at the end of the valuation period during which the amount was allocated or transferred. The number of accumulation units in any Variable Account will be increased at the end of the valuation period by any Net Premium Payments allocated to the Variable Account during the current valuation period and by any amounts transferred to the Variable Account from another Variable Account or from the Fixed Account during the current valuation period.

     Any amounts transferred, surrendered or deducted from a Variable Account will be processed by cancelling or liquidating accumulation units. The number of accumulation units to be cancelled is determined by dividing the dollar amount being removed from a Variable Account by the accumulation unit value for that Variable Account at the end of the valuation period during which the amount was removed. The number of accumulation units in any Variable Account will be decreased at the end of the valuation period by: (a) any amounts transferred (including any applicable transfer fee) from that Variable Account to another Variable Account or to the Fixed Account, (b) any amounts withdrawn or surrendered during that valuation period, (c) any Withdrawal Charge or premium tax assessed upon a partial withdrawal or surrender, and (d) the quarterly contract fee, if assessed during that valuation period.

     Determination of Accumulation Unit Value. The accumulation unit value for each Variable Account's first valuation period was set at $10. The accumulation unit value for a Variable Account is calculated for each subsequent Valuation Period by multiplying the Accumulation Unit Value at the end of the immediately preceding Valuation Period by the Net Investment Factor for the Valuation Period for which the value is being determined.

     Net Investment Factor. The Net Investment Factor is an index that measures the investment performance of a Variable Account from one Valuation Period to the next. Each Variable Account has its own Net Investment Factor, which may be greater or less than one. The Net Investment Factor for each Variable Account for a Valuation Period equals 1 plus the fraction obtained by dividing (a) by
(b) where:

        (a) is the net result of:

           1. the investment income, dividends, and capital gains, realized or unrealized, credited during the current Valuation Period; PLUS

           2. the amount credited or released from reserves for taxes attributed to the operation of the Variable Account; MINUS

           3. the capital losses, realized or unrealized, charged during the current Valuation Period; MINUS

           4. any amount charged for taxes or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of the Variable Account; MINUS

           5. the amount charged for mortality and expense risk for that Valuation Period; MINUS

           6. the amount charged for administration for that Valuation Period;
              and

        (b) is the value of the assets in the Variable Account at the end of the preceding Valuation Period, adjusted for allocations and transfers to and withdrawals and transfers from the Variable Account occurring during that preceding Valuation Period.

TRANSFER PRIVILEGES

     General. Before the Annuity Commencement Date and subject to the restrictions described below, the Owner may transfer all or part of the amount in a Variable Account or the Fixed Account to another Variable Account or the Fixed Account.

     If the Owner transfers Contract Value from an Eligible Variable Account, the transfer will reduce the amount of the Eligible Premium Payments on which the Maturity Benefit is based. (See "Maturity Benefit.")

     Transfers to the Fixed Account must be at least $1,000. Prior to the Annuity Commencement Date, the Owner may transfer up to 20% of the Fixed Account Value (as determined at the beginning of the Contract Year) from the Fixed Account to one or more of the Variable Accounts in any Contract Year. No fee is charged for transfers from the Fixed Account to one or more Variable Accounts and such a transfer is not considered a transfer for purposes of assessing a transfer charge.

     Transfers will be made as of the valuation day on which Written Request requesting such transfer is received by the Company if received before 4:00 p.m. Eastern Time. Transfers will be made as of the valuation day next following the day on which Written Request requesting such transfer is received if received after 4:00 p.m. Eastern Time. Subject to the foregoing restrictions, there currently is no limit on the number of transfers that can be made prior to the Annuity Commencement Date among or between Variable Accounts or to the Fixed Account.

     Telephone Transfers. Transfers will be made based upon instructions given by telephone, provided the Company has a currently valid telephone transfer authorization form on file signed by the Owner(s). A telephone transfer authorization form received by the Company at the Annuity Service Office is valid until it is rescinded or revoked in writing by the Owner(s) or until a subsequently dated form signed by the Owner(s) is received at the Annuity Service Office.

     The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and if it follows such procedures it will not be liable for any losses due to unauthorized or fraudulent instructions. The Company, however, may be liable for such losses if it does not follow those reasonable procedures. The procedures the Company may follow for telephone transfers include providing a written confirmation of all transfers made pursuant to telephone instructions, requiring a form of personal identification prior to acting on instructions received by telephone, and tape recording instructions received by telephone.

     The Company reserves the right to modify, restrict, suspend or eliminate the transfer privileges (including the telephone transfer facility) at any time, for any class of Contracts, for any reason. In particular, the Company reserves the right to not honor transfers requested by a third party holding a power of attorney from an Owner where that third party requests simultaneous transfers on behalf of the Owners of two or more Contracts.

     Transfer Fee. The Company reserves the right to impose a transfer charge of $25 for the thirteenth and each subsequent request made by the Owner to transfer Contract Value from one or more Variable Accounts to another one or more of the Variable Accounts or the Fixed Account during a single Contract Year prior to the Annuity Commencement Date. (See "Charges and Deductions.")

     Dollar-Cost Averaging. If elected at the time of the application or at any time thereafter before the Annuity Commencement Date by Written Request, an Owner may systematically or automatically transfer (on a monthly or quarterly basis) specified dollar amounts from one or more Variable Accounts or the Fixed Account to one or more other Variable Accounts. This is known as the dollar-cost averaging method of investment. The fixed dollar amount will purchase more accumulation units of a Variable Account when their value is lower and fewer units when their value is higher. Over time, the cost per unit averages out to be less than if all purchases of units had been made at the highest value and greater than if all purchases had been made at the lowest value. The dollar-cost averaging method of investment reduces the risk of making purchases only when the price of accumulation units is high. It does not assure a profit or protect against a loss in declining markets.

     The minimum transfer amount for dollar-cost averaging is $100 to each Variable Account. Once elected, dollar-cost averaging remains in effect for the life of the Contract until Separate Account Value in the Variable Account from which transfers are being made is depleted (and the value of the Fixed Account is expended if transfers are being made from the Fixed Account) or until the Owner cancels the election (by Written Request or by telephone if the Company has the Owner's telephone authorization form on file). There is no additional charge for dollar-cost averaging and a transfer under this program is not considered a transfer for purposes of assessing a transfer change. The Company reserves the right to discontinue offering the dollar-cost averaging facility at any time and for any reason. Dollar-Cost Averaging from an Eligible Variable Account will reduce the amount of the Eligible Premium Payments on which the Maturity Benefit is based. (See "Maturity Benefit.")

     Interest Sweep. Prior to the Annuity Commencement Date, the Owner may elect to have any interest credited to the Fixed Account automatically transferred on a quarterly basis to one or more Variable Accounts. There is no charge for interest sweep transfers and an interest sweep transfer is not considered a transfer for purposes of assessing a transfer charge. Amounts transferred out of the Fixed Account due to an interest sweep transfer are counted toward the 20% of Fixed Account Value that may be transferred out of the Fixed Account during any Contract Year.

     Automatic Account Balancing Service. If elected at the time of the application or requested at any time thereafter before the Annuity Commencement Date by Written Request, an Owner may instruct the Company to automatically balance (on a monthly or quarterly basis) Contract Value in order to match the Owner's currently effective Premium Payment allocation schedule. Such percentage allocations must be in whole percentages and be at least 1% per allocation. Owners may start and stop Automatic Account Balancing at any time. There is no additional charge for using Automatic Account Balancing and an account balancing transfer is not considered a transfer for purposes of assessing a transfer charge. The Company reserves the right to discontinue offering the automatic account balancing service at any time and for any reason. Automatic Account Balancing from an Eligible Variable Account will reduce the amount of the Eligible Premium Payments on which the Maturity Benefit is based. (See "Maturity Benefit.")

FULL AND PARTIAL WITHDRAWALS


     Full Withdrawals. At any time before the Annuity Commencement Date, the Owner may surrender the contract for its Surrender Value. The Surrender Value is equal to the Contract Value MINUS (1) any applicable Withdrawal Charges; MINUS
(2) any premium taxes not previously deducted; MINUS (3) the Contract Fee unless waived. For Qualified Plans, any outstanding loan balance is also deducted. The Surrender Value will be determined as of the valuation day on the date that the Written Request requesting surrender and the Contract are received at the Company's Annuity Service Office. The Surrender Value will be paid in a lump sum unless the Owner requests payment under a payout plan option. A full withdrawal may have adverse federal income tax consequences, including a penalty tax. (See "Taxation of Annuities.")


     Partial Withdrawals. At any time before the Annuity Commencement Date, an Owner may submit a Written Request to withdraw part of the Contract Value in amounts not less than $250. The maximum amount is that which would leave the remaining Surrender Value equal to $1,000. If the remaining Contract Value is reduced to less than $1,000 by the partial withdrawal, the Company reserves the right to pay the Surrender Value to the Owner in a lump sum. The Company will withdraw the amount requested from the Contract Value as of the Valuation Day that the Written Request requesting the partial withdrawal is received. Any applicable Withdrawal Charge also will be deducted from the remaining Contract Value. (See "Withdrawal Charge.")

     The Owner may specify the amount of the partial withdrawal to be made from the Variable Accounts or the Fixed Account. If the Owner does not so specify, or if the amount in the designated Variable Accounts or Fixed Account is inadequate to comply with the request, the partial withdrawal will be made on a pro rata basis from the Fixed Account and Variable Accounts in which Contract Value is invested based on the proportion that the Variable Account Values and the Fixed Account Value bear to the Contract Value prior to the partial withdrawal.

     If the Owner withdraws Contract Value from an Eligible Variable Account, the withdrawal will reduce the amount of the Eligible Premium Payments on which the Maturity Benefit is based. (See "Maturity Benefit.")

     For purposes of calculating the Maturity Benefit, withdrawals from the Variable Accounts and the Fixed Account will be accounted for on a last-in, first-out ("LIFO") basis. (See "Maturity Benefit.") For purposes of calculating the Withdrawal Charge, all withdrawals will be deemed to be first from Premium Payments, then from earnings. (See "Withdrawal Charge.")

     A partial withdrawal may have adverse federal income tax consequences, including a penalty tax. (See "Taxation of Annuities.")

     Systematic Withdrawal Program. The Systematic Withdrawal Program provides an automatic monthly or quarterly payment to the Owner from amounts accumulated in the Variable Accounts and/or the Fixed Account. The minimum amount that may be withdrawn is $100. To use the program, the Owner must maintain a $1,000 balance in the Contract. An Owner may elect to participate in the Systematic Withdrawal Program at any time before the Annuity Commencement Date by sending a Written Request to the Annuity Service Office. Once elected, the program remains in effect unless the balance in the Contract drops below $1,000. The program may be canceled at any time by sending a Written Request, or by calling IL Annuity provided a telephone authorization form for the Owner is on file.

     A Withdrawal Charge will be assessed on each systematic withdrawal made during the first nine Contract Years, unless the amount withdrawn qualifies as a Free Withdrawal Amount. (See "Withdrawal Charge -- Free Withdrawal Amount.") Withdrawals under the Systematic Withdrawal Program are permitted an Annual Free Withdrawal Amount during the first Contract Year. No other charges are deducted for this program.

     All Systematic Withdrawals will be paid to the Owner on the same day each month, provided that day is a Valuation Day. If it is not, then payment will be made on the next Valuation Day. Systematic withdrawals may be taxable, subject to withholding, and subject to a 10% penalty tax. (See "Federal Tax Matters.") IL Annuity reserves the right to discontinue offering the Systematic Withdrawal Program at any time and for any reason.

     Full and Partial Withdrawal Restrictions. The Owner's right to make full and partial withdrawals is subject to any restrictions imposed by applicable law or employee benefit plan.

     Restrictions on Distributions from Certain Types of Contracts. There are certain restrictions on surrenders of and partial withdrawals from Contracts used as funding vehicles for Code Section 403(b) retirement programs. Section 403(b)(11) of the Code restricts the distribution under Section 403(b) annuity contracts of: (i) elective contributions made in years beginning after December 31, 1988; (ii) earnings on those contributions; and (iii) earnings in such years on amounts held as of the last year beginning before January 1, 1989. Distributions of those amounts may only occur upon the death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.

CONTRACT LOANS


     Owners of Contracts issued in connection with retirement programs meeting the requirements of Section 403(b) of the Code (other than those programs subject to Title I of the Employee Retirement Income Security Act of 1984) may borrow from the Company using their Contracts as collateral. Loans such as these are subject to the provisions of any applicable retirement program and to the Code. Owners should, therefore, consult their tax and retirement plan advisers prior to taking a contract loan.

     At any time prior to the year the Owner reaches age 70 1/2, Owners may borrow the lesser of (1) the maximum loan amount permitted under the Code, and
(2) 90% of the Surrender Value of their Contract less any existing loan amount, determined as of the date of the loan. Loans in excess of the maximum amount permitted under the Code will be treated as a taxable distribution rather than a loan. The minimum loan amount is $1,000. The Company will only make contract loans after approving a written application by the Owner. The written consent of all assignees and irrevocable beneficiaries must be obtained before a loan will be given.

     When a loan is made, the Company transfers an amount equal to the amount borrowed from Separate Account Value or Fixed Account Value to the loan account. The loan account is part of the Company's general account and Contract Value in the loan account does not participate in the investment experience of any Variable Account or Fixed Account. The Owner must indicate in the loan application from which Variable Accounts or Fixed Account, and in what amounts, Contract Value is to be transferred to the loan account. In the absence of any such instructions from the Owner, the transfer(s) are made pro-rata on a last-in, first out ("LIFO") basis from all Variable Accounts having Separate Account Value and from the Fixed Account. Loans may be repaid by the Owner at any time before the Annuity Commencement Date. Upon the repayment of any portion of a loan, an amount equal to the repayment will be transferred from the loan account to the Variable Account(s) or Fixed Account designated by the Owner or according to the Owner's current Premium Payment allocation instructions.

     The Company charges interest on contract loans at an effective annual rate of 6.0%. The Company pays interest on the Contract Value in the loan account at rates it determines from time to time but never less than an effective annual rate of 3.0%. Consequently, the net cost of a loan is the difference between 6.0% and the rate being paid from time to time on the Contract Value in the loan account. The Company may declare from time to time higher current interest rates. Different current interest rates may be applied to the loan account than the rest of the Fixed Account. If not repaid, loans will automatically reduce the amount of any Death Benefit, the amount payable upon a partial or full withdrawal of Contract Value and the amount applied on the Annuity Commencement Date to provide annuity payments.

     If at any time, the loan amount of a Contract exceeds the Surrender Value, the Contract will be in default. In this event, the Company will send a Written Request of default to the Owner stating the amount of loan repayment needed to reinstate the Contract and the Owner will have 60 days, from the day the notice is mailed, to pay the stated amount. If the Company does not receive the required loan repayment within 60 days, it will terminate the Contract without value. In addition, in order to comply with the requirements of the Code, loans must be repaid in substantially equal installments, at least quarterly, over a period of no longer than five years (which can be longer for certain home loans). If these requirements are not satisfied, or if the Contract terminates while a loan is outstanding, the loan balance will be treated as a taxable distribution and may be subject to penalty tax, and the treatment of the Contract under section 403(b) may be adversely affected.

     Any loan amount outstanding upon the death of the Owner or Annuitant is deducted from any Death Benefit paid. In addition, a contract loan, whether or not repaid, will have a permanent effect on the Contract Value because the investment experience of the Separate Account and the interest rates applicable to the Fixed Account do not apply to the portion of Contract Value transferred to the loan account. The longer the loan remains outstanding, the greater this effect is likely to be.

DEATH BENEFIT BEFORE THE ANNUITY COMMENCEMENT DATE

     Death of an Owner. If the Contract is owned by Joint Owners and one Owner dies prior to the Annuity Commencement Date, the surviving Owner becomes the sole Owner. If the Contract is owned by one person and a Contingent Owner is named, the Contingent Owner will become the Owner if the sole Owner dies. If there is no surviving Owner, the estate of the Owner will become the Owner. If the Owner or Joint Owner who is the Annuitant dies before the Annuity Commencement Date, then the provisions relating to the death of an Annuitant (described below) will govern.

     The following options are available to sole surviving Owners or new Owners of Non-Qualified Contracts who are not the Annuitant:

        (1) If the Owner is the spouse of the deceased Owner, he or she may continue the Contract as the new Owner.

        (2) If the Owner is not the spouse of the deceased Owner:

           (a) he or she may elect to receive the Contract Value, LESS any premium taxes not yet deducted, in a single sum within 5 years of the deceased Owner's death; or

           (b) he or she may elect to receive the Contract Value paid out under one of the approved payout plan options, provided that distributions begin within one year of the deceased Owner's death and the distribution period under the payout plan is for the life of, or for a period not exceeding the life expectancy of, the sole surviving or new Owner.

           If he or she does not elect one of the above options, the Company will pay the Contract Value five years from the date of the deceased Owner's death.

Under any of these options, sole surviving Owners or new Owners may exercise all Ownership rights and privileges from the date of the deceased Owner's death until the date that the Contract Value is paid. Similar rules apply to Qualified Contracts.

     Death of the Annuitant. If the Annuitant dies before the Annuity Commencement Date, the Company will pay the Death Benefit described below to the Beneficiaries named by the Owner in a lump sum. (Owners also may name contingent beneficiaries.) If the Owner has named two or more primary beneficiaries, they will share equally in the Death Benefit unless the Owner has specified otherwise. If there are no living primary beneficiaries at the time of the Annuitant's death, payments will be made to those contingent beneficiaries who are living when payment of the Death Benefit is due. If all the beneficiaries have predeceased the Annuitant, the Company will pay the Death Benefit to the Owner, if living, or the Annuitant's estate. In lieu of a lump sum payment, the beneficiary may elect, within 60 days of the date the Company receives due proof of the Annuitant's death, to apply the Death Benefit to a payout plan option.

     If the Annuitant who is also an Owner dies, the provisions described immediately above apply except that the beneficiary may only apply the Death Benefit payment to a payout plan option if:

        (1) payments under the option begin within one (1) year of the Annuitant's death; and

        (2) payments under the option are payable over the beneficiary's life or over a period not greater than the beneficiary's life expectancy.

     Death Benefit. If the Annuitant dies before the Annuity Commencement Date, the Death Benefit is an amount equal to the greater of:

        (1) aggregate Premium Payments made under the Contract, LESS partial withdrawals as of the date the Company receives due proof of the deceased's death and payment instructions; or

        (2) Contract Value as of the date the Company receives due proof of the deceased's death and payment instructions;

LESS any applicable premium taxes not previously deducted. If the Contract is a Qualified Contract, any outstanding loan amount on the date the Death Benefit is paid will also be deducted.

DEATH OF PAYEE AFTER THE ANNUITY COMMENCEMENT DATE

     If the Payee dies after the Annuity Commencement Date, any Joint Payee becomes the sole Payee. If there is no Joint Payee, the Successor Payee becomes the sole Payee. If there is no Successor Payee, the remaining benefits are paid to the estate of the last surviving Payee. The death of the Payee after the Annuity

Commencement Date will have the effect stated in the payout plan option pursuant to which annuity payments are being made. If the Owner dies on or after the Annuity Commencement Date, any payments that remain must be made at least as rapidly as under the payout plan in effect on the date of the Owner's death.

THE MATURITY BENEFIT

     If the Contract is in the accumulation phase on the Maturity Benefit Date, IL Annuity will calculate the Maturity Benefit for each Eligible Variable Account in which the Owner has value. The Maturity Benefit will be credited to the Contract Value of an Eligible Variable Account only if the value of the Eligible Variable Account on the Maturity Benefit Date is less than: (a) the sum of the Eligible Premium Payments for such Eligible Variable Account, MINUS (b) a percentage of all prior withdrawals and transfers from the Eligible Variable Account.

     Eligible Premium Payments are those Premium Payments that initially were allocated to a particular Eligible Variable Account at the time of payment, provided the payment was made at least ten (10) years prior to the Maturity Benefit Date.

     The Maturity Benefit to be credited to each Eligible Variable Account on the Maturity Benefit Date is equal to: (a) the sum of the Eligible Premium Payments for that particular Eligible Variable Account; MINUS (b) a percentage of all prior withdrawals and transfers from that Eligible Variable Account; MINUS (c) the value of that Eligible Variable Account on the Maturity Benefit Date.


     The Maturity Benefit Date is the later of the Annuitant's age 70 and 10 years after the Date of Issue. If the Contract is owned by Joint Owners who are spouses at the time one Joint Owner dies, the Maturity Benefit Date will become the date the surviving spouse attains age 70. If the Contract is owned by Joint Owners who are not spouses and one of the Joint Owners dies before the Maturity Benefit Date, the Maturity Benefit is not available to the sole surviving Owner. Currently, all Variable Accounts are Eligible Variable Accounts. The Van Eck Worldwide Hard Assets Variable Account became an Eligible Variable Account on March 5, 1998. Only new allocations made to the Van Eck Worldwide Hard Assets Variable Account on or after March 5, 1998 will be treated as Eligible Premium Payments for purposes of calculating the Maturity Benefit on the Maturity Benefit Date, provided the new allocations have been held in that Variable Account for ten (10) years.


     The Maturity Benefit will not be credited to Contract Value if the Owner chooses an Annuity Commencement Date that is earlier than the Maturity Benefit Date.

     A TRANSFER OR A PARTIAL WITHDRAWAL OF PREMIUM PAYMENTS OUT OF AN ELIGIBLE VARIABLE ACCOUNT WILL REDUCE THE AMOUNT OF ELIGIBLE PREMIUM PAYMENTS HELD IN THE ELIGIBLE VARIABLE ACCOUNT IN THE SAME PROPORTION AS THE TRANSFER OR WITHDRAWAL REDUCED THE VALUE OF THE ELIGIBLE VARIABLE ACCOUNT. EXAMPLES #3, 4 AND 6 BELOW ILLUSTRATE HOW THIS FEATURE OF THE MATURITY BENEFIT WORKS.

     For purposes of calculating the value of an Eligible Variable Account, the Company deems all transfers and withdrawals to be first a withdrawal of Premium Payments, then of earnings. Transfers out of an Eligible Variable Account include transfers resulting from Dollar Cost Averaging or Automatic Account Balancing; withdrawals out of an Eligible Variable Account include withdrawals resulting from the Systematic Withdrawal Payments.

     The following examples illustrate how the Maturity Benefit works:

          Example #1:

          Suppose an Owner buys a Contract with a single Premium Payment of $50,000 at age 55 and immediately allocates the $50,000 to an Eligible Variable Account. The Owner does not withdraw or transfer any amounts from the Eligible Variable Account. As of the Maturity Benefit Date (which is fifteen years later when the Owner is age 70), the $50,000 qualifies as an Eligible Premium Payment because it was made fifteen years prior to the Maturity Benefit Date and so it meets the requirement that payment be made ten years prior to the Maturity Benefit Date.

          On the Maturity Benefit Date (Owner's age 70), IL Annuity will calculate the Maturity Benefit for the Eligible Variable Account. IL Annuity will total the value of all Eligible Premium Payments in the Eligible Variable Account -- in this case $50,000. If the value of the Eligible Variable Account on the Maturity Benefit Date is less than $50,000, IL Annuity will automatically credit the difference to Contract Value.

          Example #2:

          Assume the same facts as in Example #1, except that the Owner specifies an Annuity Commencement Date of age 65 and begins to receive payments under one of the payout options available under the Contract. At age 70 (the Maturity Benefit Date), IL Annuity does not calculate the Maturity Benefit and does not credit a Maturity Benefit to Contract Value. By selecting an Annuity Commencement Date (age 65) that is earlier than the Maturity Benefit Date (age 70), the Owner forfeited all eligibility for the Maturity Benefit.

          Example #3:

          Assume the same facts as in Example #1, except that the Owner transfers $40,000 from the Eligible Variable Account at age 69. At that time, the total value of the Eligible Variable Account is $100,000. The transfer of $40,000 reduced the value of the Eligible Variable Account by 40% ($40,000/$100,000 = .40). No additional transfers or withdrawals are made prior to the Maturity Benefit Date. On the Maturity Benefit Date, the sum of the Eligible Premium Payments is $50,000 and is reduced by 40% to take into account the transfer at age 69 ($50,000 X .40 = $20,000), leaving $30,000 ($50,000 - $20,000 = $30,000). If on the Maturity Benefit Date the
     value of the Eligible Variable Account is less than $30,000, IL Annuity will automatically credit the difference to Contract Value.

          Example #4:

          Assume the same facts as in Example #1, except that at age 65 the Owner deposits (or transfers) an additional $50,000 Premium Payment into the Eligible Variable Account. At age 69, when the value of the Eligible Variable Account is $150,000, the Owner withdraws $40,000. The withdrawal reduced the value of the Eligible Variable Account by 26.667% ($40,000/$150,000 = .26667). No additional transfers or withdrawals are made before the Maturity Benefit Date. On the Maturity Benefit Date, the sum of Eligible Premium Payments is $50,000. (The second Premium Payment of $50,000 does not qualify as an Eligible Premium Payment because it was made only five years prior to the Maturity Benefit Date and does not meet the requirement that payment be made ten years prior to the Maturity Benefit Date.) This sum is then reduced by 26.667% to take into account the transfer at age 69 ($50,000 X .26667 = $13,333.33), leaving $36,666.67
     ($50,000 - $13,333.33 = $36,666.67). If on the Maturity Benefit Date the
     value of the Eligible Variable Account is less than $36,666.67, IL Annuity will automatically credit the difference to Contract Value.

          Example #5:

          Assume the Owner deposits Premium Payments of $5,000 per year into the same Eligible Variable Account beginning at age 55 until the Maturity Benefit Date. By age 70, the Owner had paid $75,000 in Premium Payments and had taken no withdrawals or transfers. The sum of the Eligible Premium Payments on the Maturity Benefit Date (age 70) is $25,000 because only the five Premium Payments made prior to age 60 ($5,000 X 5 = $25,000) meet the requirement that payment be made ten years prior to the Maturity Benefit Date. If on the Maturity Benefit Date the value of the Eligible Variable Account is less than $25,000, IL Annuity will automatically credit the difference to Contract Value.

          Example #6:

          Assume the same facts as in Example #5, except that the Owner transfers $10,000 out of the Eligible Variable Account at age 68 when the value of the Eligible Variable Account is $100,000. The transfer reduced the value of the Eligible Variable Account by 10% ($10,000/$100,000 = .10). The next year, the Owner withdraws $9,000 when the value of the Eligible Variable Account is $90,000. The withdrawal reduced the value of the Eligible Variable Account by 10% ($9,000/$90,000 = .10). No additional transfers or withdrawals are made prior to the Maturity Benefit Date. On the Maturity Benefit Date the sum of the Eligible Premium Payments ($25,000) is reduced by 20% to take into account both the 10% transfer at age 68 and the 10% withdrawal at age 69 ($25,000 X .20 = $5,000), leaving $20,000 ($25,000 - $5,000 = $20,000). If on the Maturity
     Benefit Date the value of the Eligible Variable Account is less than $20,000, IL Annuity will automatically credit the difference to Contract Value.

          Example #7:

          Spousal Joint Owners: If the Contract is owned by Joint Owners who are spouses at the time one of the Joint Owners dies, the surviving spouse may continue the Contract. The Maturity Benefit Date will become the date the surviving spouse attains age 70. On that date, IL Annuity will calculate the Maturity Benefit for each Eligible Variable Account with value.

          Example #8:

          If the Contract is owned by Joint Owners who are not spouses and one of the Joint Owners dies, the Maturity Benefit is not available to the sole surviving Owner.

     The Company will continue to pay a Maturity Benefit on Premium Payments allocated to an Eligible Variable Account if: (a) the Portfolio underlying an Eligible Variable Account changes its investment objective; (b) the Company determines that an investment in the Portfolio underlying an Eligible Variable Account is no longer appropriate in light of the purposes of the Separate Account; or (c) shares of a Portfolio underlying an Eligible Variable Account are no longer available for investment by the Separate Account and IL Annuity is forced to redeem all shares of the Portfolio held by the Eligible Variable Account.

ANNUITY PAYMENTS ON THE ANNUITY COMMENCEMENT DATE


     The Annuity Commencement Date is selected by the Owner. If the Owner does not specify, the Annuity Commencement Date is the later of the Annuitant's age 70 or ten (10) years after the Date of Issue. For non-qualified contracts, the Annuity Commencement Date may be no later than the contract anniversary following the Annuitant's 85th birthday. For Qualified Contracts purchased in connection with qualified plans under Code sections 401(a), 401(k), 403(b) and 457, the Code requires that the Annuity Commencement Date must be no later than April 1 of the calendar year following the later of the year in which the Owner
(i) reaches age 70 1/2 or (ii) retires and the payment must be made in a specified form or manner. If the Owner is a "5 percent owner" (as defined in the Code), or in the case of an IRA that satisfies Code section 408, the Annuity Commencement Date must be no later than the date described in (i). Roth IRAs under Section 408A of the Code do not require distributions at any time prior to the Owner's death.


     If the Owner changes the Annuity Commencement Date to a date earlier than the Maturity Benefit Date, then the Owner will lose his/her eligibility for the Maturity Benefit.

     The Annuity Commencement Date may be changed subject to the following limitations: (1) the Owner's Written Request must be received at the Annuity Service Office at least 31 days before the current Annuity Commencement Date, and (2) the requested Annuity Commencement Date must be a Contract Anniversary or the date on which the Owner fully withdraws the Surrender Value.

     On the Annuity Commencement Date, the adjusted Contract Value will be applied under the life income payout plan option with ten years guaranteed, unless the Owner elects to have the proceeds paid under another payment option or to receive the Surrender Value in a lump sum. (See "Payout Plan Options.") In certain states, the Surrender Value will be applied to the payout plan option rather than the adjusted Contract Value. Unless the Owner instructs the Company otherwise, amounts in the Fixed Account will be used to provide a fixed-payout plan option and amounts in the Separate Account will be used to provide a variable payout plan option.

     The adjusted Contract Value is the Contract Value:

        (1) MINUS the pro-rated portion of the Contract Fee (unless the Annuity Commencement Date falls on the contract quarter);

        (2) MINUS any applicable premium taxes not yet deducted.


     For Qualified Contracts, the amount of any outstanding loan is also deducted, and distributions must satisfy certain requirements specified in the Code.


PAYMENTS


     Any full or partial withdrawal, Death Benefit payment, (or in the case of Qualified Contracts, payment of contract loan proceeds) will usually be paid within seven days of receipt of a Written Request, any information or documentation reasonably necessary to process the request, and (in the case of a Death Benefit) receipt and filing of due proof of death. However, payments may be postponed if:


        1. the New York Stock Exchange is closed, other than customary weekend and holiday closings, or trading on the exchange is restricted as determined by the SEC; or

        2. the SEC permits by an order the postponement for the protection of Owners; or

        3. the SEC determines that an emergency exists that would make the disposal of securities held in the Separate Account or the determination of the value of the Separate Account's net assets not reasonably practicable.

     If a recent check or draft has been submitted, the Company has the right to delay payment until it has assured itself that the check or draft has been honored.

     The Company has the right to defer payment of any full or partial withdrawal or transfer from the Fixed Account for up to six months from the date of receipt of Written Request for such a surrender or transfer. If payment is not made within 30 days after receipt of documentation necessary to complete the transaction, or such shorter period required by a particular jurisdiction, interest will be added to the amount paid from the date of receipt of documentation at 3% or such higher rate required for a particular jurisdiction.

MODIFICATION

     Upon notice to the Owner, the Company may modify the Contract if:

        1. necessary to permit the Contract or the Separate Account to comply with any applicable law or regulation issued by a government agency; or

        2. necessary to assure continued qualification of the Contract under the Code or other federal or state laws relating to retirement annuities or variable annuity contracts; or

        3. necessary to reflect a change in the operation of the Separate Account; or

        4. the modification provides additional investment options.

     In the event of most such modifications, the Company will make appropriate endorsement to the Contract.

REPORTS TO OWNERS

     At least annually, the Company will mail to each Owner, at such Owner's last known address of record, a report setting forth the Contract Value (including the Contract Value in each Variable Account and the Fixed Account) of the Contract, Premium Payments paid and charges deducted since the last report, partial withdrawals made since the last report and any further information required by any applicable law or regulation.

INQUIRIES

     Inquiries regarding a Contract may be made by writing to the Company at its Annuity Service Office.

                               THE FIXED ACCOUNT

     An Owner may allocate some or all of the Net Premium Payments and transfer some or all of the Contract Value to the Fixed Account, which is part of the Company's general account and pays interest at declared rates. The principal, after deductions, is also guaranteed. The Company's general account supports its insurance and annuity obligations. Since the Fixed Account is part of the general account, the Company assumes the risk of investment gain or loss on this amount. All assets in the general account are subject to the Company's general liabilities from business operations. The Fixed Account may not be available in all states.

     The Fixed Account has not been, and is not required to be, registered with the SEC under the Securities Act of 1933, and neither the Fixed Account nor the Company's general account has been registered as an investment company under the 1940 Act. Therefore, neither the Company's general account, the Fixed Account, nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to the Fixed Account which are included in this prospectus are for the Owner's information and have not been reviewed by the SEC. However, such disclosures may be subject to certain generally applicable provisions of federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

FIXED ACCOUNT VALUE

     The portion of the Contract Value allocated to the Fixed Account is the Fixed Account Value which is credited with interest, as described below. The Fixed Account Value reflects interest credited to Contract Value in the Fixed Account, Net Premium Payments allocated to or Contract Value transferred to the Fixed Account, transfers of Contract Value out of the Fixed Account, full and partial withdrawals from the Fixed Account, and charges assessed in connection with the Contract. The Fixed Account Value is guaranteed to accumulate at a minimum effective annual interest rate of 3%.

     The Fixed Account Value is equal to: (1) Net Premium Payments allocated to the Fixed Account, PLUS (2) amounts transferred to the Fixed Account, PLUS (3) interest credited the Fixed Account, MINUS (4) any partial withdrawals or transfers from the Fixed Account, and MINUS (5) any withdrawal charges, contract fees or premium taxes deducted from the Fixed Account.


     The Company intends to credit the Fixed Account with interest at current rates in excess of the minimum guaranteed rate but is not obligated to do so. The Company has no specific formula for determining current interest rates. Some of the factors that the Company may consider, in its sole discretion, in determining whether to credit interest in excess of the 3% guaranteed rate are: general economic trends, rates of return currently available and anticipated on the Company's investments, regulatory and tax requirements, and competitive factors. The Fixed Account Value will not share in the investment performance of the Company's general account or any portion thereof. Because the Company, in its sole discretion, anticipates changing the current interest rate from time to time, different allocations to the Fixed Account will be credited with different current interest rates.


     The interest rate to be credited to each amount allocated or transferred to the Fixed Account will apply to the end of the calendar year in which such amount is received or transferred. At the end of the calendar year, the Company will determine a new current interest rate on such amount and accrued interest thereon (which may be a different current interest rate from the current interest rate on new allocations to the Fixed Account on that date). The rate declared on such amount and accrued interest will be guaranteed for the following calendar year. Any interest credited on amounts in the Fixed Account in excess of the minimum guaranteed effective rate of 3% per year will be determined in the sole discretion of the Company. The Owner therefore assumes the risk that interest credited may not exceed the minimum guaranteed rate.

     Amounts deducted from the Fixed Account for the administration fee, withdrawals, transfers to the Variable Accounts, and other charges are currently, for the purpose of crediting interest, accounted for on a last-in, first-out ("LIFO") basis.

     The Company reserves the right to change the method of crediting interest from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest below 3% per annum or shorten the period for which the interest rate applies to less than one calendar year (except for the year in which such amount is received or transferred).

TRANSFER PRIVILEGES

     General. Transfers to the Fixed Account must be at least $1,000. A transfer charge of $25 will be imposed for the thirteenth and each subsequent request made by the Owner to transfer Contract Value from one or more Variable Accounts to the Fixed Account (or to one or more Variable Accounts) during a single Contract Year prior to the Annuity Commencement Date.

     Prior to the Annuity Commencement Date, the Owner may transfer up to 20% of the Fixed Account Value (as determined at the beginning of the Contract Year) from the Fixed Account to one or more of the Variable Accounts in any Contract Year. No fee is charged for transfers from the Fixed Account to one or more Variable Accounts and such a transfer is not considered a transfer for purposes of assessing a transfer charge.

     Dollar-Cost Averaging. An Owner may elect to automatically transfer (on a monthly or quarterly basis) specified dollar amounts from the Fixed Account (as well as one or more Variable Accounts) to one or more Variable Accounts. The minimum transfer amount for dollar-cost averaging is $100 to each Variable Account. Once elected, dollar-cost averaging from the Fixed Account remains in effect for the life of the Contract until the Fixed Account is depleted or until the Owner cancels the election (by Written Request or by telephone if the Company has the Owner's telephone authorization form on file). There is no additional charge for dollar-cost averaging and a transfer under this program is not considered a transfer for purposes of assessing a transfer charge. The Company reserves the right to discontinue offering the dollar-cost averaging facility at any time and for any reason. (See "Transfer Privileges -- Dollar Cost Averaging.")

PAYMENT DEFERRAL

     The Company has the right to defer payment of any full or partial withdrawal or transfer from the Fixed Account for up to six months from the date of receipt of Written Request for such a surrender or transfer. If payment is not made within 30 days after receipt of documentation necessary to complete the transaction, or such shorter period required by a particular jurisdiction, interest will be added to the amount paid from the date of receipt of documentation at 3% or such higher rate required for a particular jurisdiction.

                             CHARGES AND DEDUCTIONS

WITHDRAWAL CHARGE (CONTINGENT DEFERRED SALES CHARGE)

     General. No charge for sales expenses is deducted from Premium Payments at the time Premium Payments are paid. However, within certain time limits described below, a Withdrawal Charge (contingent deferred sales charge) is deducted from the Contract Value if a full or partial withdrawal is made before the Annuity Commencement Date. Also, a Withdrawal Charge is deducted from amounts applied to certain payout plan options. (See "Annuity Payments on the Annuity Commencement Date".)

     In the event Withdrawal Charges are not sufficient to cover sales expenses, the loss will be borne by the Company; conversely, if the amount of such charges proves more than enough to cover such expenses, the excess will be retained by the Company. The Company does not currently believe that the Withdrawal Charges imposed will cover the expected costs of distributing the Contracts. Any shortfall will be made up from the Company's general assets which may include amounts derived from the mortality and expense risk charge.

     Charge for Partial or Full Withdrawal. A charge is imposed on the partial or full withdrawal of Premium Payments during the first nine Contract Years. The Withdrawal Charge is assessed as a percentage of the amount withdrawn based on the number of years between the request for Withdrawal and the Date of Issue and is based on the rates in the table below. The Withdrawal Charge is separately calculated for each withdrawal of Contract Value within the first nine years from the Contract's Date of Issue. Amounts subject to the Withdrawal Charge will be deemed to be first from Premium Payments, then from earnings. No Withdrawal Charge applies to Contract Value in excess of aggregate Premium Payments.

                       NUMBER OF                         CHARGE AS PERCENTAGE
                    CONTRACT YEARS                       OF PREMIUM PAYMENTS
                    --------------                       --------------------
     0-6...............................................          7.0%
     7  ...............................................          6.0%
     8  ...............................................          4.0%
     9  ...............................................          2.0%
     10 ...............................................            0%

     Any applicable Withdrawal Charge is deducted pro-rata from the remaining value in the Variable Accounts or Fixed Account from which the withdrawal is being made. If such remaining Separate Account Value or Fixed Account Value is insufficient for this purpose, the Withdrawal Charge is deducted pro-rata from all Variable Accounts and the Fixed Account in which the Contract is invested based on the remaining Contract Value in each Variable Account and the Fixed Account.

     Free Withdrawal Amount. In each Contract Year after the first Contract Year, up to 10% of Contract Value, as determined at the beginning of the Contract Year, may be withdrawn during that year without a Withdrawal Charge (the "Annual Free Withdrawal Amount"). Any amounts withdrawn in excess of this 10% after the first and through the ninth full Contract Year from the Contract's Date of Issue will be assessed a Withdrawal Charge. This right is not cumulative from Contract Year to Contract Year. Such withdrawals may be subject to the 10% federal penalty tax if made by an Owner before age 59 1/2. Withdrawals under the Systematic Withdrawal Program are permitted an Annual Free Withdrawal Amount during the first Contract Year.

     Waiver of Withdrawal Charge. If permitted by state law, upon Written Request from the Owner before the Annuity Commencement Date, the Withdrawal Charge will be waived on any full or partial withdrawal if the Annuitant or the Annuitant's spouse is confined for a specified period to a hospital (as described in the Contract) or a long term care facility (as described in the Contract). If the Annuitant becomes terminally ill (as described in the Contract) prior to the Annuity Commencement Date and if permitted by state law, the Company will waive the Withdrawal Charge on any full withdrawal or any partial withdrawal, provided the partial withdrawal is at least $500 and a $5,000 balance remains in the Accounts after the withdrawal.


     Under the terms of the Post-Secondary Education Rider, if the Owner, the Owner's spouse, the Owner's child or the Annuitant is enrolled in a college, university, vocational, technical, trade or business school, the Company will waive the Withdrawal Charge on one withdrawal of up to 20% of Contract Value in each Contract Year prior to the Annuity Commencement Date while the Annuitant is alive, so long as this waiver is permitted by state law. The maximum withdrawal permitted under the Post-Secondary Education Rider, when combined with the Annual Free Withdrawal Amount, is 20% of Contract Value per Contract Year. Prior to the withdrawal, the Company must receive at its Home Office written proof of enrollment satisfactory to the Company within one (1) year of the date of enrollment. (See "Free Withdrawal Amount" and the "Statement of Additional Information".)


     Employee and Agent Purchases. If permitted by state law, the Withdrawal Charge will be waived on any full or partial withdrawals from Contracts sold to agents or employees of Indianapolis Life Insurance Company (or its affiliates and subsidiaries).

CONTRACT FEE

     At the end of each Contract quarter (or on the date of full surrender of the Contract) prior to the Annuity Commencement Date, the Company deducts from the Contract Value a quarterly contract fee of $7.50 to reimburse it for administrative expenses relating to the Contract. The fee will be deducted from each Variable Account and the Fixed Account based on the proportion that the value in each such Variable Account and the Fixed Account bears to the total Contract Value. The Company does not expect to make a profit on this fee. The charge does not apply after an annuity payout plan has begun. Deduction of the Contract Fee is currently waived for all Qualified Contracts. The Company also currently waives deduction of the Contract Fee for Non-Qualified Contracts whose cumulative Premium Payments on the date the Contract Fee is assessed are equal to or greater than $100,000. The Company reserves the right to modify this waiver upon 30 days written notice to Contract Owners.

ASSET-BASED ADMINISTRATION CHARGE

     The Company deducts a daily administration charge to compensate it for certain expenses it incurs in administration of the Contract. The charge is deducted from the assets of the Separate Account at an annual rate of 0.15%. This charge will continue to be assessed after annuitization if annuity payments are made on a variable basis. The Company does not expect to make a profit from this charge.

TRANSFER FEE

     A transfer fee of $25 will be imposed for the 13th and each subsequent transfer during a Contract year. For the purpose of assessing such a transfer fee, each Written Request would be considered to be one transfer, regardless of the number of Variable Accounts affected by the transfer. The transfer fee would be deducted from the Variable Account from which the transfer is made. If a transfer is made from more than one Variable Account at the same time, the transfer fee would be deducted pro-rata from the remaining Separate Account Value in such Variable Account(s). The Company reserves the right to waive the transfer fee.

MORTALITY AND EXPENSE RISK CHARGE

     To compensate the Company for assuming mortality and expense risks, the Company deducts a daily mortality and expense risk charge from the assets of the Separate Account. The charge is at a daily rate of 0.003404%. If applied on an annual basis this rate would be 1.25% (approximately 0.90% for mortality risk and 0.35% for expense risk). This charge will continue to be assessed if annuity payments are made on a variable basis either before or after the Annuity Commencement Date.


     The mortality risk the Company assumes is that Annuitants may live for a longer period of time than estimated when the guarantees in the Contract were established. Because of these guarantees, each Annuitant is assured that longevity will not have an adverse effect on the annuity payments received. The mortality risk that the Company assumes also includes a guarantee to pay a Death Benefit if the Annuitant dies before the Annuity Commencement Date. The expense risk that the Company assumes is the risk that the administrative fees and transfer fees (if imposed) may be insufficient to cover actual future expenses. The Company may use any profits from this charge to pay the costs of distributing the Contracts.


FUND EXPENSES

     Because the Separate Account purchases shares or units of the various Funds, the net assets of the Separate Account will reflect the investment advisory fees and other operating expenses incurred by such Funds. See the accompanying current Prospectuses for the Funds.

PREMIUM TAXES

     Various states and other governmental entities levy a premium tax, currently ranging up to 3.5%, on annuity contracts issued by insurance companies. Premium tax rates are subject to change from time to time by legislative and other governmental action. In addition, other government units within a state may levy such taxes.

     The timing of tax levies varies from one taxing authority to another. If premium taxes are applicable to a Contract, they will be deducted either (a) from Premium Payments as they are received, (b) from Contract Value upon full or partial withdrawal, (c) from adjusted Contract Value upon application to a payout plan option, or (d) upon payment of a Death Benefit. The Company, however, reserves the right to deduct premium taxes at the time such taxes are paid to the taxing authority.

OTHER TAXES

     Currently, no charge is made against the Separate Account for any federal, state or local taxes (other than premium taxes) that the Company incurs or that may be attributable to the Separate Account or the Contracts. The Company may, however, make such a charge in the future from Surrender Value, Death Benefits or annuity payments, as appropriate. Such taxes may include taxes (levied by any government entity) which the Company determines to have resulted from: (1) the establishment or maintenance of the Separate Account, (2) receipt by the Company of Premium Payments, (3) issuance of the Contracts, or (4) the payment of annuity payments.

                              PAYOUT PLAN OPTIONS

ELECTION OF PAYOUT PLAN OPTIONS

     On the Annuity Commencement Date, the adjusted Contract Value will be applied under a payout plan option, unless the Owner elects to receive the Surrender Value in a single sum. (See "Annuity Payments on the Annuity Commencement Date.") If an election of a payout plan option is not on file at the Company's Annuity Service Office on the Annuity Commencement Date, the proceeds will be paid as a life income annuity with payments for ten years guaranteed. A payout plan option may be elected, revoked, or changed by the Owner at any time before the Annuity Commencement Date while the Annuitant is living. An election of a payout plan option and any revocation or change must be made by Written Request signed by the Owner and/or beneficiary, as appropriate. The Owner may elect to apply any portion of the adjusted Contract Value to any payout plan described below or any other plan then being offered by the Company. The payout plans currently offered by the Company provide either variable annuity payments or fixed annuity payments or a combination of both.

     Prior to the Annuity Commencement Date, the Owner can apply the entire Surrender Value under a payout plan option, or a beneficiary can apply the Death Benefit under a payout plan option. The payout plan options available are described below.

     The Company reserves the right to refuse the election of a payout plan option other than paying the adjusted Contract Value in a lump sum if the total amount applied to a payout plan option would be less than $2,500, or the amount of payments would be less than $25.

FIXED ANNUITY PAYMENTS

     Fixed annuity payments are periodic payments from the Company to the designated Annuitant, the amount of which is fixed and guaranteed by the Company. The amount of each payment depends only on the form and duration of the payout plan option chosen, the age of the Annuitant, the sex of the Annuitant (if applicable), the amount applied to purchase the annuity payments and the applicable annuity purchase rates in the Contract. The annuity purchase rates in the Contract are based on a minimum guaranteed interest rate of 3.0%. The Company may, in its sole discretion, make annuity payments in an amount based on a higher interest rate.

VARIABLE ANNUITY PAYMENTS

     The dollar amount of the first variable annuity payment is determined in the same manner as that of a fixed annuity payment. Therefore, for any particular amount applied to a particular payout plan option, the dollar amount of the first variable annuity payment and the first fixed annuity payment (assuming such fixed payment is based on the minimum guaranteed 3.0% interest rate) would be the same. Variable annuity payments after the first payment are similar to fixed annuity payments except that the amount of each payment varies to reflect the net investment performance of the Variable Account(s) selected by the Owner or Annuitant.

     The net investment performance of a Variable Account is translated into a variation in the amount of variable annuity payments through the use of annuity units. The amount of the first variable annuity payment associated with each Variable Account is applied to purchase annuity units at the annuity unit value for the Variable Account on the Annuity Commencement Date. The number of annuity units of each Variable Account attributable to a Contract then remains fixed unless an exchange of annuity units is made as described below. Each Variable Account has a separate annuity unit value that changes with each valuation period in substantially the same manner as do accumulation units of the Variable Account.

     The dollar value of each variable annuity payment after the first is equal to the sum of the amounts determined by multiplying the number of annuity units under a Contract of a particular Variable Account by the annuity unit value for the Variable Account for the valuation period which ends immediately preceding the date of each such payment. If the net investment return of the Variable Account for a payment period is equal to the pro-rated portion of the 3.0% annual assumed investment rate, the variable annuity payment attributable to that Variable Account for that period will equal the payment for the prior period. To the extent that such net investment return exceeds an annualized rate of 3.0% for a payment period, the payment for that period will be greater than the payment for the prior period and to the extent that such return for a period falls short of an annualized rate of 3.0%, the payment for that period will be less than the payment for the prior period. The Owner may choose an assumed interest rate of 3.0%, 4.0%, or 5.0% at the time a variable payout plan is selected.

     After the Annuity Commencement Date, a Annuitant may change the selected Variable Account(s) by Written Request up to one time per contract year. No charge is assessed for this transfer. Such a change will be made by exchanging annuity units of one Variable Account for another Variable Account on an equivalent dollar value basis. See the Statement of Additional Information for examples of annuity unit value calculations and variable annuity payment calculations.

DESCRIPTION OF PAYOUT PLAN OPTIONS

     Option 1 -- Installment Income For a Fixed Period. To have the proceeds paid out in equal monthly installments for a fixed number of years between 1 and 30 years. The amount of the payment is not guaranteed if a variable payout plan is selected. If a fixed payout plan is selected, the payments for each $1,000 applied will not be less than those shown in the Fixed Period Table in Section 13 of the Contract. In the event of the Payee's death, a Successor Payee may receive the payments or may elect to receive the present value of the remaining payments in a lump sum. If there is no Successor Payee, the present value of the remaining payments will be paid to the estate of the last surviving Payee.


     Option 2 -- Installment Income In a Fixed Amount. To have the proceeds paid out in equal monthly installments of $5.00 or more for each $1,000 applied until the full amount is paid out. In the event of the Payee's death, a Successor Payee may receive the payments or may elect to receive the present value of the remaining payments in a lump sum. If there is no Successor Payee, the present value of the remaining payments will be paid to the estate of the last surviving Payee.

     Option 3 -- One Life Income. To have the proceeds paid in monthly installments during the Payee's lifetime for as long as the Payee lives,* or while the Payee is living with the guarantee that payments will be made for a period certain of ten years; or while the Payee is living with the guarantee that payments will be made for a period certain of twenty years. The amount of each payment is not guaranteed if a variable payout plan is selected. If a fixed payout plan is selected, the payment for each $1,000 applied will not be less than that shown in the One Life Table in Section 12 of the Contract. Payments guaranteed for 10 or 20 years certain may be commuted. Payments guaranteed only for the life of the Payee may not be commuted.

     Option 4 -- Joint and Survivor Life Income. To have proceeds paid out in monthly installments jointly to two Payees and after one dies to the surviving Payee.* If one Payee dies before the due date of the first payment, the surviving Payee will receive payments under the One Life Income Option 3 with payments guaranteed for 10 years certain. The payments may not be commuted.

     The amount of each payment will be determined from the tables in the Contract that apply to the particular option using the Annuitant's age (and if applicable, sex). Age will be determined from the last birthday at the due date of the first payment.

                          HISTORICAL PERFORMANCE DATA

     From time to time, the Company may advertise or include in sales literature yields, effective yields and total returns for the Variable Accounts. These figures are based on historical earnings and do not indicate or project future performance. The Company also may, from time to time, advertise or include in sales literature Variable Account performance relative to certain performance rankings and indices compiled by independent organizations. More detailed information as to the calculation of performance, as well as comparisons with unmanaged market indices, appears in the Statement of Additional Information.

     Performance data for the Variable Accounts is based on the investment performance of the corresponding Portfolio of a Fund and reflects its expenses. (See the Prospectuses for the Funds.)

     The "yield" of the Money Market Variable Account refers to the annualized income generated by an investment in the Variable Account over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Variable Account is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

     The yield of a Variable Account (other than the Money Market Variable Account) refers to the annualized income generated by an investment in the Variable Account over a specified 30-day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30-day or one-month period is generated each period over a 12-month period and is shown as a percentage of the investment.

     Yield quotations do not reflect the Withdrawal Charge.


     The "total return" of a Variable Account refers to return quotations assuming an investment under a Contract has been held in the Variable Account for various periods of time. When a Variable Account or Portfolio has been in operation for one, five, and ten years, respectively, the total return for these periods will be provided.


     The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. Average annual total return information shows the average annual percentage change in the value of an investment in the Variable Account from the beginning date of the measuring period to the end of that period. This standardized version

---------------
* IT IS POSSIBLE UNDER THIS OPTION TO RECEIVE ONLY ONE ANNUITY PAYMENT IF THE PAYEE DIES (OR PAYEES DIE) BEFORE THE DUE DATE OF THE SECOND PAYMENT OR TO RECEIVE ONLY TWO ANNUITY PAYMENTS IF THE PAYEE DIES (OR PAYEES DIE) BEFORE THE DUE DATE OF THE THIRD PAYMENT, AND SO ON.

of average annual total return reflects all historical investment results, less all charges and deductions applied against the Variable Account (including any Withdrawal Charge that would apply if an Owner terminated the Contract at the end of each period indicated, but excluding any deductions for premium taxes).

     In addition to the standard version described above, total return performance information computed on different non-standard bases may be used in advertisements or sales literature. Average annual total return information may be presented, computed on the same basis as described above, except deductions will not include the Withdrawal Charge. In addition, the Company may from time to time disclose average annual total return in non-standard formats and cumulative total return for Contracts funded by the Variable Accounts.


     The Company may disclose yield, standard total returns, and non-standard total returns for the Portfolios, including such disclosures for periods prior to the date the Variable Account commenced operations. Sales literature or advertisements may quote adjusted yields and total returns for the Portfolios since their inception reduced by some or all of the fees and charges under the Contract. Such adjusted historic Portfolio performance may include data that precedes the inception dates of the Variable Accounts. This data is designed to show the performance that could have resulted if the Contract had been in existence during that time.


     Non-standard performance data will only be disclosed if the standard performance data for the required periods is also disclosed. For additional information regarding the calculation of other performance data, please refer to the Statement of Additional Information.

     In advertising and sales literature (including illustrations), the performance of each Variable Account may be compared with the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or investment portfolios of mutual funds with investment objectives similar to the Variable Account. Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technology ("CDA"), Variable Annuity Research Data Service ("VARDS") and Morningstar, Inc. ("Morningstar") are independent services which monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis.

     Lipper's and Morningstar's rankings include variable life insurance issuers as well as variable annuity issuers. VARDS rankings compare only variable annuity issuers. The performance analyses prepared by Lipper, CDA, VARDS and Morningstar rank or illustrate such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.

     Advertising and sales literature may also compare the performance of each Variable Account to the Standard & Poor's Index of 500 Common Stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any "deduction" for the expense of operating or managing an investment portfolio. Other independent ranking services and indices may also be used as a source of performance comparison.

     The Company may also report other information including the effect of systematic withdrawals, systematic investments and tax-deferred compounding on a Variable Account's investment returns, or returns in general, which may be illustrated by tables, graphs, or charts. All income and capital gains derived from Variable Account investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the Variable Account investment experience is positive.

                              FEDERAL TAX MATTERS

                    THE FOLLOWING DISCUSSION IS GENERAL AND
                         IS NOT INTENDED AS TAX ADVICE

INTRODUCTION

     This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under the annuity contract issued by the Company. Any person concerned about these tax implications should consult a competent tax advisor before initiating any transaction. This discussion is based upon the Company's understanding of the present federal income tax laws, as they are currently interpreted by the Internal Revenue Service ("IRS"). No representation is made as to the likelihood of the continuation of the present federal income tax laws or of the current interpretation by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws.


     The Contract may be purchased on a non-qualified basis or purchased and used in connection with plans qualifying for favorable tax treatment. The Qualified Contract is designed for use by individuals whose Premium Payments are comprised solely of proceeds from and/or contributions under retirement plans which are intended to qualify as plans entitled to special income tax treatment under Sections 401(a), 403(b), 408, or 408A of the Code. The ultimate effect of federal income taxes on the amounts held under a Contract, or annuity payments, and on the economic benefit to the Owner, the Annuitant, or the beneficiary depends on the type of retirement plan, on the tax and employment status of the individual concerned, and on the Company's tax status. In addition, certain requirements must be satisfied in purchasing a Qualified Contract with proceeds from a tax-qualified plan and receiving distributions from a Qualified Contract in order to continue receiving favorable tax treatment. Some retirement plans are subject to distribution and other requirements that are not incorporated into our Contract administration procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law. Therefore, purchasers of Qualified Contracts should seek competent legal and tax advice regarding the suitability of a Contract for their situation, the applicable requirements, and the tax treatment of the rights and benefits of a Contract. The following discussion assumes that Qualified Contracts are purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special federal income tax treatment.


TAX STATUS OF THE CONTRACT

     Diversification Requirements. Section 817(h) of the Code provides that separate account investments underlying a contract must be "adequately diversified" in accordance with Treasury regulations in order for the contract to qualify as an annuity contract under Section 72 of the Code. The Separate Account, through each underlying Fund, intends to comply with the diversification requirements prescribed in regulations under Section 817(h) of the Code, which affect how the assets in the various Variable Accounts may be invested. Although the Company does not have direct control over the Funds in which the Separate Account invests, we believe that each Fund in which the Separate Account owns shares will meet the diversification requirements, and therefore, the Contract will be treated as an annuity contract under the Code.


     Owner Control. In certain circumstances, Owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the variable annuity contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Contract Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also states that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular Variable Accounts without being treated as owners of the underlying assets."


     The ownership rights under the Contracts are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that contract owners were not owners of separate account assets. For example, the Owner of a Contract has the choice of one or more Variable Accounts in which to allocate Net Premium Payments and Contract Values, and may be able to transfer among Variable Accounts more frequently than in such rulings. These differences could result in an Owner being treated as the Owner of a pro rata share of the assets of the Separate Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Contract as necessary to attempt to prevent the contract Owner from being considered the Owner of any portion of the assets of the Separate Account.


     Required Distributions. In order to be treated as an annuity contract for federal income tax purposes, Section 72(s) of the Code requires any Non-Qualified Contract to provide that: (a) if any Owner dies on or after the Annuity Commencement Date but prior to the time the entire interest in the contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Owner's death; and (b) if any Owner dies prior to the Annuity Commencement Date, the entire interest in the Contract will be distributed within five years after the date of the Owner's death. These requirements will be considered satisfied as to any portion of the Owner's interest which is payable to or for the benefit of a "designated beneficiary" and which is distributed over the life of such beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of that Owner's death. The Owner's "designated beneficiary" is the person designated by such Owner as a Beneficiary and to whom Ownership of the contract passes by reason of death and must be a natural person. However, if the Owner's "designated beneficiary" is the surviving spouse of the Owner, the Contract may be continued with the surviving spouse as the new Owner.


     The Non-Qualified Contracts contain provisions which are intended to comply with the requirements of Section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. The Company intends to review such provisions and modify them if necessary to assure that they comply with the requirements of Code Section 72(s) when clarified by regulation or otherwise.

     Other rules may apply to Qualified Contracts.

     The following discussion assumes that the Contracts will qualify as annuity contracts for federal income tax purposes.

TAXATION OF ANNUITIES

     In General. Section 72 of the Code governs taxation of annuities in general. The Company believes that an Owner who is a natural person is not taxed on increases in the value of a Contract until distribution occurs by withdrawing all or part of the Contract Value (e.g., partial and full withdrawals) or as annuity payments under the payment option elected. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Contract Value (and in the case of a Qualified Contract, any portion of an interest in the qualified plan) generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single sum payment or payment option) is taxable as ordinary income.

     The Owner of any annuity contract who is not a natural person generally must include in income any increase in the excess of the Contract Value over the "investment in the contract" during the taxable year. There are some exceptions to this rule, and a prospective Owner that is not a natural person may wish to discuss these with a competent tax advisor.

     The following discussion generally applies to Contracts owned by natural persons.

     Withdrawals. In the case of a partial withdrawal from a Qualified Contract, under Section 72(e) of the

Code, a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the participant's total accrued benefit or balance under the retirement plan. The "investment in the contract" generally equals the portion, if any, of any Premium Payment paid by or on behalf of the individual under a Contract which was not excluded from the individual's gross income. For Contracts issued in connection with qualified plans, the "investment in the contract" can be zero. Special tax rules may be available for certain distributions from Qualified Contracts.

     In the case of a partial withdrawal from a Non-Qualified Contract, under
Section 72(e), any amounts received are generally first treated as taxable income to the extent that the Contract Value immediately before the partial withdrawal exceeds the "investment in the contract" at that time. Any additional amount withdrawn is not taxable.

     In the case of a full withdrawal under a Qualified or Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the "investment in the contract."

     Section 1035 of the Code generally provides that no gain or loss shall be recognized on the exchange of one annuity contract for another. If the surrendered contract was issued prior to August 14, 1982, the tax rules formerly provided that the surrender was taxable only to the extent the amount received exceeds the Owner's investment in the contract will continue to apply to amounts allocable to investments in that contract prior to August 14, 1982. In contrast, contracts issued after January 19, 1985 in a Code Section 1035 exchange are treated as new contracts for purposes of the penalty and distribution-at-death rules. Special rules and procedures apply to Section 1035 transactions. Prospective Owners wishing to take advantage of Section 1035 should consult their tax adviser.

     Annuity Payments. Although tax consequences may vary depending on the payment option elected under an annuity contract, under Code Section 72(b), generally (prior to recovery of the investment in the contract) gross income does not include that part of any amount received as an annuity under an annuity contract that bears the same ratio to such amount as the investment in the contract bears to the expected return at the annuity starting date. For variable annuity payments, the taxable portion is generally determined by an equation that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the "investment in the contract" by the total number of expected periodic payments. However, the entire distribution will be taxable once the recipient has recovered the dollar amount of his or her "investment in the contract." For fixed annuity payments, in general, there is no tax on the portion of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the annuity payments for the term of the payments; however, the remainder of each annuity payment is taxable until the recovery of the investment in the contract, and thereafter the full amount or each annuity payment is taxable. If death occurs before full recovery of the investment in the contract, the unrecovered amount may be deducted on the Annuitant's final tax return.


     Taxation of Death Benefit Proceeds. Amounts may be distributed from a Contract because of the death of an Owner or Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the Contract or (ii) if distributed under a payment option, they are taxed in the same way as annuity payments.


     Other rules relating to distributions at death apply to Qualified Contracts. Owners should consult their legal counsel and tax adviser regarding these rules and their impact on Qualified Contracts.

     Penalty Tax on Certain Withdrawals. In the case of a distribution pursuant to a Non-Qualified Contract, there may be imposed a federal penalty tax equal to 10% of the amount treated as taxable income. In general, however, there is no penalty on distributions:

        1. made on or after the taxpayer reaches age 59 1/2;

        2. made on or after the death of the holder (or if the holder is not an individual, the death of the primary Annuitant);

        3. attributable to the taxpayer's becoming disabled;

        4. a part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her designated beneficiary;

        5. made under certain annuities issued in connection with structured settlement agreements; and

        6. made under an annuity contract that is purchased with a single Premium Payment when the Annuity Commencement Date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity payment period.

     Other tax penalties may apply to certain distributions under a Qualified Contract.


     Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or other means. For instance, the President's 1999 Budget Proposal recommended legislation that, if enacted, would adversely modify the federal taxation of the Contracts. It is also possible that any change could be retroactive (that is, effective prior to the date of the change). A tax adviser should be consulted with respect to legislative developments and their effect on the Contract.


TRANSFERS, ASSIGNMENTS OR EXCHANGES OF A CONTRACT


     A transfer of Ownership of a Contract, the designation of an Annuitant, Payee or other Beneficiary who is not also the Owner, the selection of certain Annuity Commencement Dates or the exchange of a Contract may result in certain tax consequences to the Owner that are not discussed herein. An Owner contemplating any such transfer, designation, selection, assignment, or exchange of a Contract should contact a competent tax advisor with respect to the potential tax effects of such a transaction.


WITHHOLDING


     Distributions from Contracts generally are subject to withholding for the Owner's federal income tax liability. The withholding rate varies according to the type of distribution and the Owner's tax status. The Owner will be provided the opportunity to elect not to have tax withheld from distributions. "Eligible rollover distributions" from section 401(a) plans and section 403(b) tax-sheltered annuities are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is the taxable portion of any distribution from such a plan, except certain distributions such as distributions required by the Code or distributions in a specified annuity form. The 20% withholding does not apply, however, if the Owner chooses a "direct rollover" from the plan to another tax-qualified plan or IRA. Certain states also require withholding of state income tax whenever federal income tax is withheld.


MULTIPLE CONTRACTS


     All non-qualified deferred annuity contracts entered into after October 21, 1988 that are issued by the Company (or its affiliates) to the same Owner during any calendar year are treated as one annuity Contract for purposes of determining the amount includible in gross income under Section 72(e). In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of annuity contracts or otherwise. There may also be other situations in which the Treasury may conclude that it would be appropriate to aggregate two or more annuity contracts purchased by the same Owner. Accordingly, a Contract Owner should consult a competent tax advisor before purchasing more than one annuity contract.


TAXATION OF QUALIFIED PLANS

     The Contracts are designed for use with several types of qualified plans. The tax rules applicable to participants in these qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; and in other specified circumstances. Therefore, no attempt is made to provide more than general information about the use of the Contracts with the various types of qualified retirement plans. Contract Owners, the Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under these qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract, but the Company shall not be bound by the terms and conditions of such plans to the extent such terms contradict the Contract, unless the Company consents. Brief descriptions follow of the various types of qualified retirement plans in connection with a Contract. The Company will amend the Contract as necessary to conform it to the requirements of such plan.


     Corporate Pension and Profit Sharing Plans and H.R. 10 Plans. Section 401(a) of the Code permits corporate employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish these plans for themselves and their employees. These retirement plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Employers intending to use the Contract with such plans should seek competent advice.


     Individual Retirement Annuities. Section 408 of the Code permits eligible individuals and their employers to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA". IRA contributions are limited each year to the lesser of $2,000 or 100% of the Owner's adjusted gross income. IRA contributions may be deductible in whole or in part depending on the individual's income and whether the individual is a participant in a qualified plan. Distributions from certain other types of qualified plans, however, may be "rolled-over" on a tax-deferred basis into an IRA without regard to this limit. Earnings in an IRA are not taxed while held in the IRA are not taxed while held in the IRA. All amounts in the IRA (other than nondeductible contributions) are taxed when distributed. Distributions prior to age 59 1/2 (unless certain exceptions apply) are also subject to a 10% penalty tax. Sales of the Contract for use with IRAs may be subject to special disclosure requirements of the Internal Revenue Service.



     Simplified Employee Pension (SEP) IRAs. Employers may establish Simplified Employee Pension (SEP) IRAs under Code section 408(k) to provide IRA contributions on behalf of their employees. In addition to all of the general Code rules governing IRAs, such plans are subject to certain Code requirements regarding participation and amounts of contributions.



     Simple Retirement Accounts. Beginning January 1, 1997, certain small employers may establish Simple Retirement Accounts as provided by Section 408(p) of the Code, under which employees may elect to defer up to $6,000 (as increased for cost of living adjustments) as a percentage of compensation. The sponsoring employer is required to make a matching or non-elective contribution on behalf of employees. Distributions from a Simple Retirement Account are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age
59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee's participation in the plan.



     Roth IRAs. Effective January 1, 1998, section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA, which are subject to certain limitations, are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax and other special rules may apply. You should consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made
(1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to the Roth IRA.

     Tax Sheltered Annuities. Section 403(b) of the Code allows employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the Premium Payments paid, within certain limits, on a Contract that will provide an annuity for the employee's retirement. These Premium Payments may be subject to FICA (Social Security) tax.


POSSIBLE CHARGE FOR THE COMPANY'S TAXES

     At the present time, the Company makes no charge to the Variable Accounts for any Federal, state, or local taxes that the Company incurs which may be attributable to such Variable Accounts or the Contracts. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Variable Accounts or to the Contracts.

OTHER TAX CONSEQUENCES

     As noted above, the foregoing comments about the Federal tax consequences under these Contracts are not exhaustive, and special rules are provided with respect to other tax situations not discussed in the Prospectus. Further, the Federal income tax consequences discussed herein reflect the Company's understanding of current law and the law may change. Federal estate and state and local estate, inheritance and other tax consequences of Ownership or receipt of distributions under a Contract depend on the individual circumstances of each Owner or recipient of the distribution. A competent tax advisor should be consulted for further information.

                         DISTRIBUTION OF THE CONTRACTS

     The Contracts will be offered to the public on a continuous basis. The Company does not anticipate discontinuing the offering of the Contracts, but reserves the right to discontinue the offering. Applications for Contracts are solicited by agents who are licensed by applicable state insurance authorities to sell the Company's variable annuity contracts and who are also registered representatives of IL Securities, Inc. or broker-dealers having selling agreements with IL Securities, Inc. or broker-dealers having selling agreements with such broker-dealers. IL Securities, Inc. is a wholly-owned subsidiary of the Indianapolis Life Group of Companies, Inc., which, in turn, is a wholly-owned subsidiary of Indianapolis Life Insurance Company and is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

     IL Securities, Inc. acts as the principal underwriter, as defined in the 1940 Act, of the Contracts for the Separate Account pursuant to an Underwriting Agreement between the Company and IL Securities, Inc. IL Securities, Inc. is not obligated to sell any specific number of Contracts. The principal business address for IL Securities, Inc. is P.O. Box 1230, 2960 North Meridian Street, Indianapolis, Indiana 46208.


     The Company may pay sales commissions to broker-dealers up to an amount equal to 7.2% of the Premium Payments paid under a Contract. In addition, asset-based trailer commissions of up to 1.25% may be paid. The Company may also pay up to 1.25% on Premium Payments to IL Securities to compensate it for certain distribution expenses. These broker-dealers are expected to compensate sales representatives in varying amounts from these commissions. The Company also may pay other distribution expenses such as production incentive bonuses, agent's insurance and pension benefits, and agency expense allowances. These distribution expenses do not result in any additional charges against the Contracts that are not described under "Charges and Deductions."


                               LEGAL PROCEEDINGS


     The Company and its affiliates, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time there are not pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account or the Company.


                                 VOTING RIGHTS

     In accordance with its view of current applicable law, the Company will vote Fund shares held in the Separate Account at regular and special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Variable Accounts. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, or the Company otherwise determines that it is allowed to vote the shares in its own right, it may elect to do so.

     The number of votes that an Owner or Annuitant has the right to instruct will be calculated separately for each Variable Account of the Separate Account, and may include fractional votes. Prior to the Annuity Commencement Date, an Owner holds a voting interest in each Variable Account to which the Contract Value is allocated. After the Annuity Commencement Date, the Annuitant has a voting interest in each Variable Account from which variable annuity payments are made.

     For each Owner, the number of votes attributable to a Variable Account will be determined by dividing the Contract Value attributable to that Owner's Contract in that Variable Account by the net asset value per share of the Fund in which that Variable Account invests. For each Annuitant, the number of votes attributable to a Variable Account will be determined by dividing the liability for future variable annuity payments to be paid from that Variable Account by the net asset value per share of the Fund in which that Variable Account invests. This liability for future payments is calculated on the basis of the mortality assumptions, the 3.0% assumed investment rate used in determining the number of annuity units of that Variable Account credited to the Annuitant's Contract and annuity unit value of that Variable Account on the date that the number of votes is determined. As variable annuity payments are made to the Annuitant, the liability for future payments decreases as does the number of votes.

     The number of votes available to an Owner or Annuitant will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the relevant meeting of the Fund's shareholders. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established for the Fund. Each Owner or Annuitant having a voting interest in a Variable Account will receive proxy materials and reports relating to any meeting of shareholders of the Fund in which that Variable Account invests.

     Fund shares as to which no timely instructions are received and shares held by the Company in a Variable Account as to which no Owner or Annuitant has a beneficial interest will be voted in proportion to the voting instructions which are received with respect to all Contracts participating in that Variable Account. Voting instructions to abstain on any item to be voted upon will be applied to reduce the total number of votes eligible to be cast on a matter.

                                COMPANY HOLIDAYS

     The Company is closed on the following holidays: the Friday following Thanksgiving, the day preceding Christmas when Christmas falls on Tuesday through Saturday, the day following Christmas when Christmas falls on Sunday or Monday, and the day following New Year's Day when it falls on a Sunday, the Monday following New Year's Day when New Year's Day falls on a Saturday, and the day preceding or following Independence Day when it falls on Saturday or Sunday.


                               YEAR 2000 MATTERS



     Like all financial services providers, the Company utilizes systems that may be affected by Year 2000 transition issues. The Company also relies on service providers, including the Portfolios and the administrator, that may be affected by Year 2000 issues. The Company has developed, and is in the process of implementing, a Year 2000 transition plan. In addition, the Company is in the process of confirming that the Portfolios and its service providers are also engaged in similar transition plans. The resources that are being devoted to this effort are substantial. It is difficult to predict with precision whether the amount of resources ultimately devoted, or the outcome of these efforts, will have any negative impact on the Company's operations. However, as of the date of this Prospectus, it is not anticipated that owners will experience negative effects on their investment, or on the services provided in connection therewith, as a result of Year 2000 transition implementation. The Company currently anticipates that its systems will be Year 2000 compliant in a timely manner, but there can be no assurance that the Company will be successful, or that interaction with other service providers will not impair services at that time.


                              FINANCIAL STATEMENTS

     IL Annuity and Insurance Company, formerly known as Sentry Investors Life Insurance Company, became a wholly-owned subsidiary of the Indianapolis Life Group of Companies, Inc. on November 1, 1994. Immediately prior thereto, the Company entered into an assumption reinsurance agreement with Sentry Life Insurance Company ("Sentry") whereby Sentry assumed all of the insurance in-force and related assets and liabilities from the Company. The effect of the reinsurance agreement was to transfer all of the insurance related assets and liabilities to Sentry, leaving only bonds, cash and state insurance department licenses to be acquired by the Indianapolis Life Group of Companies, Inc. No business was issued by the Company through December 31, 1994.


     The audited statement of net assets of IL Annuity and Insurance Co. Separate Account 1 as of December 31, 1997 and the related statement of operations for the year then ended and statements of changes in net assets for the two years then ended, as well as the Report of the Independent Auditors, are included in the Statement of Additional Information ("SAI"). The audited balance sheets for the Company as of December 31, 1997 and 1996, and the related statements of income, shareholder's equity, and cash flows for each of the three years in the period ended December 31, 1997, as well as the Report of the Independent Auditors, are contained in the SAI. The financial statements of the Company should be considered only as bearing on the ability of the Company to meets its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

             STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

     Additional information about the Contract and the Separate Account is contained in the Statement of Additional Information. A Statement of Additional Information is available (at no cost) by writing the Company at the address shown on the front cover or by calling 1-800-388-1331. The following is the Table of Contents for that Statement.


                                                              PAGE
                                                              ----
ADDITIONAL CONTRACT PROVISIONS..............................    1
     The Contract...........................................    1
     Incontestability.......................................    1
     Incorrect Age or Sex...................................    1
     Nonparticipation.......................................    1
     Options................................................    2
CALCULATION OF VARIABLE ACCOUNT AND ADJUSTED PORTFOLIO
  PERFORMANCE DATA..........................................    2
     Money Market Variable Account Yields...................    2
     Other Variable Account Yields..........................    4
     Average Annual Total Returns for the Variable
      Accounts..............................................    5
     Non-Standard Variable Account Total Returns............    6
     Adjusted Historic Portfolio Performance Data...........
     Effect of the Annual Contract Fee on Performance
      Data..................................................    7
     Other Information......................................    7
HISTORIC PERFORMANCE DATA...................................
     General Limitations....................................
     Variable Account Performance Figures...................
     Adjusted Historic Portfolio Performance Figures........
NET INVESTMENT FACTOR.......................................    8
VARIABLE ANNUITY PAYMENTS...................................    9
     Assumed Investment Rate................................    9
     Amount of Variable Annuity Payments....................   10
     Annuity Unit Value.....................................   10
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS...........   11
     Resolving Material Conflicts...........................   12
TERMINATION OF PARTICIPATION AGREEMENTS.....................   13
     The Alger American Fund................................   13
     Fidelity Variable Insurance Products Fund..............   13
     Fidelity Variable Insurance Products Fund II...........   13
     OCC Accumulation Trust.................................   14
     Royce Capital Fund.....................................   14
     SAFECO Resource Series Trust...........................   14
     SoGen Variable Funds, Inc. ............................   15
     T. Rowe Price Fixed Income Series, Inc. ...............   15
     T. Rowe Price International Series, Inc. ..............   15
     Van Eck Worldwide Insurance Trust......................   16
VOTING RIGHTS...............................................   16
SAFEKEEPING OF ACCOUNT ASSETS...............................   17
DISTRIBUTION OF THE CONTRACTS...............................   17
LEGAL MATTERS...............................................   18
EXPERTS.....................................................   18
OTHER INFORMATION...........................................   18
FINANCIAL STATEMENTS........................................   18

                    [This page is intentionally left blank]

                         SUPPLEMENT DATED MAY 1, 1998 TO
                          PROSPECTUS DATED MAY 1, 1998

                 IL ANNUITY AND INSURANCE CO. SEPARATE ACCOUNT I
                        VISIONARY CHOICE VARIABLE ANNUITY

                       For Residents of the State of Texas

         This supplement is intended to be used with the prospectus dated May 1, 1998. This supplement, together with the prospectus, constitutes a current prospectus for the Visionary Choice Variable Annuity.

         The following information supplements footnote 1 of the Fee Table on page 6 of the Prospectus, as well as the section on page 26 of the Prospectus entitled "WITHDRAWAL CHARGE":

         For Texas Owners 58 years of age and older on the date the Contract is issued who have chosen the DATE OF ISSUE WITHDRAWAL CHARGE OPTION, the maximum withdrawal charge is 7% of the amount withdrawn during the first two Contract Years, declining to 6.5% for withdrawals made during the third Contract Year, and 6% during the fourth Contract Year. Thereafter, the Withdrawal Charges decreases by 1% for each subsequent Contract Year until it is zero in year ten.

                                ---------------

         The following chart replaces the chart on page 26 of the Prospectus in the section entitled "WITHDRAWAL CHARGE":

=====================================================================================================================
           Age 57 or under                                            Age 58 or older
           ---------------                                            ---------------
---------------------------------------------------------------------------------------------------------------------
   Contract          Charge as %           Contract          Charge as %          Contract          Charge as %
     Year           of Withdrawal            Year           of Withdrawal           Year           of Withdrawal
---------------------------------------------------------------------------------------------------------------------
      1-6                 7%                 1-2                  7%
       7                  6%                  3                  6.5%                7                   3%
       8                  4%                  4                   6%                 8                   2%
       9                  2%                  5                   5%                 9                   1%
      10                  0%                  6                   4%                 10                  0%
=====================================================================================================================

                 IL ANNUITY AND INSURANCE CO. SEPARATE ACCOUNT I
                        VISIONARY CHOICE VARIABLE ANNUITY

                     For Residents of the State of Maryland

         This supplement is intended to be used with the prospectus dated May 1, 1998. This supplement, together with the prospectus, constitutes a current prospectus for the Visionary Choice Variable Annuity.

         The following information supplements footnote 1 of the Fee Table on page 8 of the Prospectus, as well as section on page 26 of the Prospectus entitled "WITHDRAWAL CHARGE":

         For Maryland Owners 58 years of age and older on the date the Contract is issued who have chosen the DATE OF ISSUE WITHDRAWAL CHARGE OPTION, the maximum withdrawal charge is 7% of the amount withdrawn during the first two Contract Years, declining to 6.5% for withdrawals made during the third Contract Year, and 6% during the fourth Contract Year. Thereafter, the Withdrawal Charges decreases by 1% for each subsequent Contract Year until it is zero in year ten.

                                ---------------

         The following chart replaces the chart on page 26 of the Prospectus in the section entitled "WITHDRAWAL CHARGE":

=====================================================================================================================
           Age 57 or under                                            Age 58 or older
           ---------------                                            ---------------
---------------------------------------------------------------------------------------------------------------------
   Contract          Charge as %           Contract          Charge as %          Contract          Charge as %
     Year           of Withdrawal            Year           of Withdrawal           Year           of Withdrawal
---------------------------------------------------------------------------------------------------------------------
      1-6                 7%                 1-2                  7%                 7                   3%
       7                  6%                  3                  6.5%                8                   2%
       8                  4%                  4                   6%                 9                   1%
       9                  2%                  5                   5%                 10                  0%
      10                  0%                  6                   4%
=====================================================================================================================

                        SUPPLEMENT DATED MARCH 5, 1998 TO
                         PROSPECTUS DATED AUGUST 8, 1997

                 IL ANNUITY AND INSURANCE CO. SEPARATE ACCOUNT I

                        VISIONARY CHOICE VARIABLE ANNUITY

         This supplement is intended to be used with the prospectus dated August 8, 1997. This supplement, together with the prospectus and any supplements previously furnished to you, constitute a current prospectus for the Visionary Choice Variable Annuity.

                          *        *        *        *

         Recently, IL Annuity learned that the Board of Trustees of the Van Eck Worldwide Insurance Trust has voted to propose the closing of the Van Eck Worldwide Balanced Portfolio (the "Balanced Portfolio"). The Van Eck Board concluded that the Balanced Portfolio's small size, together with decision of its investment adviser to discontinue the voluntary absorption of all expenses of the Balanced Portfolio, will have an adverse effect on performance. This could have the effect of further reducing assets and increasing the Balanced Portfolio's expense ratio.

         AS A RESULT, EFFECTIVE APRIL 1, 1998, IL ANNUITY IS CLOSING THE VAN ECK WORLDWIDE BALANCED VARIABLE ACCOUNT TO TRANSFERS AND NEW PREMIUM PAYMENTS. After that date, Contract owners will not be permitted to allocate new Premium Payments, or transfer Contract Value, to the Van Eck Worldwide Balanced Variable Account.

         In addition, the Van Eck Worldwide Balanced Portfolio will be deleted, wherever listed, from any instructions you have given us regarding your premium allocation, dollar cost averaging, automatic account balancing, or systematic withdrawals and we will reassign the percentages previously assigned to the Balanced Portfolio on a pro-rata basis among the remaining Portfolios listed in your instructions. If you want us to treat your account differently, please call the Service Center.

         In addition, as of the date of this supplement, the Van Eck Worldwide Hard Assets Variable Account will be an Eligible Variable Account for purposes of calculating the Living Benefit. New allocations to the Van Eck Worldwide Hard Assets Variable Account will be treated as Eligible Premium Payments for purposes of calculating the Living Benefit on the Living Benefit Date, once the new allocations have been held in that Variable Account for 10 years.

                               PROSPECTUS FOR THE
                                VISIONARY CHOICE

         FLEXIBLE PREMIUM INDIVIDUAL DEFERRED VARIABLE ANNUITY CONTRACT
                                 ALSO KNOWN AS
     MODIFIED SINGLE PREMIUM INDIVIDUAL DEFERRED VARIABLE ANNUITY CONTRACT
                                   Issued by
                        IL ANNUITY AND INSURANCE COMPANY
                           2960 North Meridian Street
                          Indianapolis, Indiana 46208
                           Telephone: (317) 927-6500
                                      (888) 232-6486

     This prospectus describes the VISIONARY CHOICE variable annuity, an individual deferred variable annuity contract (the "Contract") being offered by IL Annuity and Insurance Company (the "Company," "we," "us," or "our"). Under the terms of the Contract, we promise to pay the Annuitant a series of income payments in the form of annuity payments starting on the Annuity Start Date you choose. (You will be the Annuitant unless you state otherwise.) Until the Annuity Start Date, the Contract is in the Pay-in Period and allows you to accumulate assets on a tax-deferred basis for retirement and other long-term purposes. VISIONARY CHOICE may be available to you when you participate in a retirement plan that qualifies for deferral of federal income taxes. Non-Qualified Contracts are also available.


     You may direct your Premium Payments, as well as any value accumulated under your Contract, to one or more of 18 Variable Accounts of the IL Annuity and Insurance Co. Separate Account 1 (the "Separate Account") and/or to the Fixed Account. The money you place in the Fixed Account will earn interest at a rate guaranteed by the Company to equal or exceed 3% annually. The money you place in a Variable Account will be invested solely in an investment portfolio ("Portfolio") of a mutual fund ("Fund"). The value of the assets you place in the Variable Accounts will vary according to the investment performance of the Portfolios. Currently you may choose among 18 Portfolios of 10 Funds:


           The Alger American Fund:
           MidCap Growth Portfolio and Small Capitalization Portfolio

           Fidelity Variable Insurance Products ("VIP") Fund and Fidelity VIP Fund II:
           Equity-Income Portfolio, Growth Portfolio, Money Market Portfolio, Asset Manager Portfolio, Contrafund Portfolio, Index 500 Portfolio and Investment Grade Bond Portfolio

           OCC Accumulation Trust:
           Managed Portfolio and Small Cap Portfolio

           Royce Capital Fund:
           Royce Micro-Cap Portfolio

           SAFECO Resource Series Trust:
           SAFECO Equity Portfolio and SAFECO Growth Portfolio

           SoGen Variable Funds, Inc.:
           SoGen Overseas Variable Portfolio

           T. Rowe Price Fixed Income Series, Inc.:
           Limited-Term Bond Portfolio

           T. Rowe Price International Series, Inc.:
           International Stock Portfolio

           Van Eck Worldwide Insurance Trust:

           Worldwide Hard Assets Portfolio

You bear the entire investment risk on the assets you place in the Variable Accounts. This means that, depending on market conditions, you may increase or lose the principal you have invested in any of these Portfolios.

     With the VISIONARY CHOICE, you choose one of two withdrawal charge options at the time you complete your application. You also choose, at no additional charge, either an enhanced death benefit option or a living benefit option. And, if your initial Premium Payment is $100,000 or more, you may choose one of two free withdrawal options on your application. ONCE YOU CHOOSE YOUR OPTIONS, YOU MAY NOT CHANGE THEM.


     THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR EACH OF THE FUNDS.


     This prospectus contains important information about the Contract and the Separate Account that you should know before investing. Additional information about the Contract and the Separate Account is contained in the Statement of Additional Information ("SAI") that has been filed with the Securities and Exchange Commission. The SAI has the same date as this prospectus and is legally a part of this prospectus. The table of contents for the SAI is on page of this prospectus. You may obtain a free copy of the SAI by writing to us at the address shown above or by calling 1-888-232-6486.

     PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  The Contract is not available in all states.

     Unlike bank and credit union accounts, Contract Value invested in the Separate Account is not insured. Investment of Contract Value in the Separate Account involves certain risks including possible loss of Premium Payments. Separate Account Value is not deposited in or guaranteed by any bank or credit union and is not guaranteed by any government agency.


                   The date of this prospectus is May 1, 1998

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
DEFINITIONS.................................................    2
FEE TABLE...................................................    5
SUMMARY OF THE VISIONARY CHOICE CONTRACT....................   12
ABOUT IL ANNUITY AND THE SEPARATE ACCOUNT...................   16
THE PORTFOLIOS..............................................   17
THE PAY-IN PERIOD...........................................   21
TRANSFERS BETWEEN INVESTMENT OPTIONS........................   24
FEES AND CHARGES............................................   25
THE PAYOUT PERIOD...........................................   29
WITHDRAWAL OF CONTRACT VALUE................................   31
CONTRACT LOANS..............................................   32
DEATH BENEFITS..............................................   33
THE LIVING BENEFIT..........................................   35
THE FIXED ACCOUNT...........................................   37
HOW TO REVIEW INVESTMENT PERFORMANCE OF THE VARIABLE
  ACCOUNTS..................................................   39
VOTING RIGHTS...............................................   41
FEDERAL TAX MATTERS.........................................   41
OTHER INFORMATION...........................................   46
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL
  INFORMATION...............................................   49
APPENDIX I: CONDENSED FINANCIAL INFORMATION.................  A-1

                                  DEFINITIONS

ACCUMULATION UNIT -- An accounting measure we use to calculate the value of a Variable Account during the Pay-in Period.

ANNUITANT -- You are the Annuitant, unless you state otherwise in your application. The Annuitant is the person or persons whose life (or lives) determines the dollar amount of the annuity payments that will be paid under the Contract. If the Annuitant dies before the Annuity Start Date, we will pay a death benefit. The maximum number of joint annuitants is two. Provisions referring to the death of an Annuitant mean the death of the last surviving Annuitant. The Annuitant named in the application may not be changed.


ANNUITY START DATE -- The date when the Annuitant will begin to receive annuity payments. (You are the Annuitant, unless you tell us otherwise at the time of your application.) If you do not select a date, the Annuity Start Date is either the Annuitant's age 70 or 10 years after the Date of Issue, whichever is later. Different Annuity Start Dates apply if you own a Qualified Contract or a Non-Qualified Contract.


ANNUITY UNIT -- An accounting measure we use to calculate the value of your annuity payments if you choose to receive annuity payments from the Variable Accounts.

BENEFICIARY -- The person you name to receive the death benefit if the Owner or Annuitant dies before the Annuity Start Date.

BUSINESS DAY -- Each day on which the New York Stock Exchange is open for business, except for the holidays listed in this prospectus under "Holidays" and except for any day on which the Portfolio in which a Variable Account invests does not value its shares.

THE CODE -- The Internal Revenue Code of 1986, as amended.

THE COMPANY ("WE," "US," "OUR") -- IL Annuity and Insurance Company, a Massachusetts stock life insurance company.

CONTRACT ANNIVERSARY -- The same month and day as the Date of Issue in each calendar year during which the Contract is in force.

CONTRACT FEE -- During the Pay-in Period, we will deduct this charge from your Contract Value at the end of each contract quarter and on the date you fully withdraw all value from the Contract. We use the Contract Fee to cover our cost of providing certain administrative services related to the Contracts and the Separate Account.

CONTRACT VALUE -- The total amount you have accumulated under the Contract. It is the sum of the Separate Account Value and the Fixed Account Value.

CONTRACT YEAR -- A twelve-month period that we measure from the anniversary of the Date of Issue. The first Contract Year begins on the Date of Issue.

DATE OF ISSUE -- The date we issue your Contract. It is shown on the specifications page of the Contract and is the date on which the first Contract Year begins.

DEATH BENEFIT ANNIVERSARY -- Every third Contract Anniversary beginning on the Date of Issue.

DUE PROOF OF DEATH -- Proof of death that is satisfactory to us. Such proof may consist of the following if acceptable to us: (a) a certified copy of the death record; (b) a certified copy of a court decree reciting a finding of death; (c) any other proof satisfactory to us.


ELIGIBLE PREMIUM PAYMENT -- That portion of your first Premium Payment that you allocate to a particular Eligible Variable Account on the Date of Issue. It will be used as a benchmark for calculating the Living Benefit. The Eligible Premium Payment in a particular Eligible Variable Account will be reduced by a percentage of all withdrawals and transfers you make out of that Eligible Variable Account. (See "Living Benefit.")



ELIGIBLE VARIABLE ACCOUNT -- Currently all Variable Accounts. (See "Living Benefit.")

ENHANCED DEATH BENEFIT -- If you elect the three-year stepped-up Enhanced Death Benefit option at the time of purchase, the Enhanced Death Benefit will equal the greater of: (a) the Contract Value as of the date we receive due proof of the deceased's death and payment instructions; or (b) the highest Contract Value on any Death Benefit Anniversary preceding the date the death benefit is determined, plus any Premium Payments and minus any withdrawals and charges incurred between such Death Benefit Anniversary and the date the death benefit is determined.

FIXED ACCOUNT -- Part of our General Account to which you may apportion Net Premium Payments and to which you may transfer assets under the Contract. The Fixed Account provides guarantees of principal and interest. Special limits apply to transfers of Contract Value to and from the Fixed Account. (See "Fixed Account.")

FIXED ACCOUNT CURRENT RATE -- The interest rate contained in a schedule of rates we set from time to time. The rate of interest we will credit to the initial Premium Payment, if allocated to the Fixed Account, is shown on the specifications page of the Contract.

FIXED ACCOUNT VALUE -- The value of your Contract in the Fixed Account before the Annuity Start Date.

FUNDS -- Each of (i) The Alger American Fund; (ii) Fidelity VIP Fund; (iii) Fidelity VIP Fund II; (iv) OCC Accumulation Trust; (v) Royce Capital Fund; (vi) SAFECO Resource Series Trust; (vii) SoGen Variable Funds, Inc.; (viii) T. Rowe Price Fixed Income Series, Inc.; (ix) T. Rowe Price International Series, Inc.; and (x) Van Eck Worldwide Insurance Trust. Each Variable Account invests in a separate investment portfolio ("Portfolio") of a Fund. Each Fund is either an open-end management investment company or a unit investment trust.

GENERAL ACCOUNT -- The account that contains all of our assets other than those held in the separate accounts.


LIVING BENEFIT -- If you elect the Living Benefit option at the time of purchase and if the Contract is in the Pay-in Period on the Living Benefit Date, the Living Benefit for a particular Eligible Variable Account will be equal to: (a) the value of the Eligible Premium Payment on the Date of Issue for that particular Eligible Variable Account; MINUS (b) a percentage of any transfers or withdrawals from that Eligible Variable Account; and MINUS (c) the value of that Eligible Variable Account on the Living Benefit Date. (See "Living Benefit.")



LIVING BENEFIT DATE -- 10 years after the Date of Issue.


NET PREMIUM PAYMENT -- A Premium Payment minus any applicable premium tax.

NON-QUALIFIED CONTRACT -- A Contract that is not a "Qualified Contract."

OWNER ("YOU" OR "YOUR") -- The person(s) who owns the Contract and who is entitled to exercise all rights and privileges provided in the Contract. The term also includes any person designated as a Joint Owner. The maximum number of Joint Owners is two. Joint Owners are not permitted under Qualified Contracts.

PAYEE -- The person or persons entitled to receive annuity payments. You may name a "Successor Payee" to receive any guaranteed annuity payments after the death of the sole surviving Payee.

PAY-IN PERIOD -- The period of time that begins when your Contract is issued and continues until the date you begin to receive annuity payments on the Annuity Start Date. The Pay-in Period will also end if you fully withdraw your Contract before the Annuity Start Date.


PAYOUT PERIOD -- The period of time during which you will receive a steady stream of annuity payments based on the money you have accumulated under your Contract. It begins on the Annuity Start Date.


PAYOUT OPTION -- The arrangement under which annuity payments are made to you. You may choose to have your annuity payments made on a fixed, a variable, or a combination payout basis.

PORTFOLIO -- The separate investment portfolios of the Funds. The Portfolios currently offered through the Contract are listed on the front cover of this prospectus.

PREMIUM PAYMENT YEAR -- The twelve-month period beginning on the date we receive any Premium Payment. It is used to calculate the Withdrawal Charge if you choose the Date of Premium Payment Withdrawal Charge Option.


QUALIFIED CONTRACT -- A Contract issued in connection with retirement plans that qualify for special federal income tax treatment under Sections 401(a), 403(b), 408, or 408A of the Code.


SEC -- U.S. Securities and Exchange Commission.

SEPARATE ACCOUNT -- IL Annuity and Insurance Co. Separate Account 1. It is not part of our General Account. The Separate Account is divided into Variable Accounts, each of which invests solely in shares of a designated Portfolio.

SEPARATE ACCOUNT VALUE -- The value of the Contract in the Separate Account before the Annuity Start Date.

SERVICE CENTER -- The office of USA Administration Services, Inc., an administrator that provides administrative service for the Contracts. The mailing address for the Service Center is P.O. Box 29163, Overland Park, KS 66201.

SURRENDER VALUE -- The Contract Value MINUS (1) any applicable Withdrawal Charges; MINUS (2) any premium taxes not previously deducted; and MINUS (3) the Contract Fee. For a 403(b) Qualified Contract, the outstanding loan amount, if any, is also deducted from Contract Value.

VARIABLE ACCOUNT -- A subdivision of the Separate Account. A Variable Account invests solely in the shares of a designated Portfolio of a Fund.

WRITTEN REQUEST -- A written notice or request in a form satisfactory to us that is signed by you and received at the Service Center.

                                   FEE TABLE

     The following expense information assumes that you have invested your entire Contract Value in the Separate Account.

CONTRACT OWNER TRANSACTION EXPENSES

Maximum Withdrawal Charge (as a percentage of Premium
  Payments withdrawn(1))....................................  7.0%
Transfer Fee(2) (No charge for first 12 transfers in a
  Contract Year; thereafter, $25 fee per transfer)..........  $ 0
Contract Fee ($7.50 per quarter, annualized)(3).............  $30

SEPARATE ACCOUNT ANNUAL EXPENSES
     (as a percentage of Separate Account Value)

Mortality and Expense Risk Charge...........................  1.25%
Administrative Expense Charge...............................  0.15%
     Total Separate Account Annual Expenses.................  1.40%

INVESTMENT PORTFOLIO ANNUAL EXPENSES
     (as a percentage of average daily net assets of a Portfolio after expense cap or reimbursement)


                                                                                         TOTAL ANNUAL
                                                                       OTHER EXPENSES   EXPENSES (AFTER
                                                     MANAGEMENT FEES       (AFTER         WAIVERS AND
                 NAME OF PORTFOLIO                   (AFTER WAIVERS)   REIMBURSEMENT)   REIMBURSEMENT)
                 -----------------                   ---------------   --------------   ---------------
Alger American Fund
  MidCap Growth Portfolio..........................       0.80%             0.04%            0.84%
  Small Capitalization Portfolio...................       0.85%             0.03%            0.88%
Fidelity VIP Fund
  Equity Income Portfolio..........................       0.51%             0.07%            0.58%
  Growth Portfolio.................................       0.61%             0.08%            0.69%
  Money Market Portfolio...........................       0.21%             0.09%            0.30%
Fidelity VIP Fund II
  Asset Manager Portfolio..........................       0.64%             0.10%            0.74%
  Contrafund Portfolio.............................       0.61%             0.13%            0.74%
  Index 500 Portfolio(4)...........................       0.13%             0.15%            0.28%
  Investment Grade Bond Portfolio..................       0.45%             0.13%            0.58%
OCC Accumulation Trust
  Managed Portfolio(5).............................       0.80%             0.07%            0.87%
  Small Cap Portfolio(5)...........................       0.80%             0.17%            0.97%
Royce Capital Fund
  Royce Micro-Cap Portfolio(6).....................       0.00%             1.35%            1.35%
SAFECO Resource Series Trust
  SAFECO Equity Portfolio..........................       0.73%             0.02%            0.75%
  SAFECO Growth Portfolio..........................       0.74%             0.03%            0.77%
SoGen Variable Funds, Inc.
  SoGen Overseas Portfolio(7)......................       0.00%             2.00%            2.00%
T. Rowe Price Fixed Income Series, Inc.
  Limited-Term Bond Portfolio(8)...................       0.70%             0.00%            0.70%
T. Rowe Price International Series, Inc.
  International Stock Portfolio(8).................       1.05%             0.00%            1.05%
Van Eck Worldwide Insurance Trust
  Worldwide Hard Assets Portfolio..................       1.00%             0.17%            1.17%


     Premium taxes are not shown here, but may be charged by some states. (See "Premium Taxes".)

     The purpose of the fee table is to assist you in understanding the costs and expenses that you will pay directly or indirectly when you invest in the Contract. The table reflects the actual charges and expenses for the Separate Account and the Portfolios for the year ended December 31, 1997. For a more complete description of these charges and expenses, see "Fees and Charges" in this prospectus and the prospectus for each Portfolio that is attached to this prospectus.


 (1) In any Contract Year after the first Contract Year, you may withdraw a portion of your Contract Value without incurring a Withdrawal Charge. This amount is called the Free Withdrawal Amount. If your initial Premium Payment is less than $100,000, the Free Withdrawal Amount is 10% of Contract Value each year, as determined at the beginning of the Contract Year. If you do not withdraw the full 10% in any Contract Year, the remaining amount does not roll over to the next Contract Year. If your initial Premium Payment is $100,000 or more, the Free Withdrawal Amount will depend on the Free Withdrawal Option you choose at the time you purchase your Contract. If you choose the CUMULATIVE 10% OPTION, you may withdraw up to 10% of your Contract Value as of the beginning of each Contract Year after the first Contract Year and we will not charge you a Withdrawal Charge on that amount. If you do not withdraw the full 10% in any one Contract Year, the remaining percentage may be rolled over to the next Contract Year, up to a maximum of 50% after 5 years, as determined as of the beginning of each Contract Year. If you choose the EARNINGS OPTION, you may withdraw all your Contract earnings at any time after the first Contract Year without incurring a Withdrawal Charge. (See "Fees and Charges -- Withdrawal Charge.")

     The Contract also gives you a choice between two Withdrawal Charge options. If you choose the DATE OF ISSUE WITHDRAWAL CHARGE OPTION, we will calculate the Withdrawal Charge from the Date of Issue. Under this option, we will deduct the Withdrawal Charge from all withdrawals of Premium Payments that occur during the first nine Contract Years and that are greater than the Free Withdrawal Amount. No Withdrawal Charge is deducted from full or partial withdrawals that occur in Contract Years ten and later. For the first six Contract Years, the Withdrawal Charge is 7% of the amount withdrawn, decreasing to 6% in the seventh Contract Year, and declining by 2% for each subsequent Contract Year until it is zero in Contract Year ten.

     If you choose the DATE OF PREMIUM PAYMENT WITHDRAWAL CHARGE OPTION, we will calculate the Withdrawal Charge from the date you make a Premium Payment. Under this option, we will deduct a Withdrawal Charge from all withdrawals of Premium Payments that we have held for less than seven years and that are greater than the Free Withdrawal Amount. Premium Payments withdrawn during the first year after receipt by us are subject to a 7% Withdrawal Charge, decreasing by 1% annually until it is zero in Premium Payment Year eight. (See "Fees and Charges -- Withdrawal Charge.")

 (2) We will not charge you a transfer fee on the first twelve transfers in a Contract Year. We will charge a $25 fee for each transfer you make after the twelfth during a Contract Year.

 (3) We will not charge a Qualified Contract for the Contract Fee. We also currently will not charge a Non-Qualified Contract for the Contract Fee once the total Premium Payments you have paid equals $100,000.


 (4) Total Annual Expenses for the Fidelity Index 500 Portfolio were reduced from 0.28% to 0.24%, effective December 1, 1997.



 (5) Other Expenses of the OCC Accumulation Trust Portfolios are shown gross of certain expense offsets afforded the Portfolios which effectively lowered overall custody expenses. The Total Annual Portfolio Expenses of the Managed and Small Cap Portfolios are limited by OpCap Advisors so that their respective annualized operating expenses (net of any expense offsets) do not exceed 1.00% of the average daily net assets. Without such limitations, and without giving effect to any expense offsets, the Management Fees, Other Expenses and Total Annual Portfolio Expenses incurred for the fiscal year ended December 31, 1997 would have been: .80%, .17% and .97%, respectively, for the Small Cap Portfolio; and .80%, .07% and .87% respectively, for the Managed Portfolio.



 (6) Royce & Associates, Inc., the investment adviser to the Portfolio, has voluntarily committed to waive its management fees and reimburse Other Expenses through December 31, 1998 to the extent necessary to maintain Total Annual Expenses of the Portfolio at or below 1.35%. Without such waiver and reimbursement, the Management Fee was 1.25% and Total Annual Expenses were 7.32% for fiscal year 1997.



 (7) Other Expenses for the SoGen Overseas Portfolio include a 0.25% charge for 12b-1 fees. The 12b-1 fee is imposed to enable the Portfolio to recover certain sales expenses, including compensation to broker-dealers, the cost of printing prospectuses, advertising costs and shareholder servicing-related expenses for the Portfolio. Over a long period of time, the total amount of 12b-1 fees paid may exceed the amount of sales charges imposed by other portfolios. Under the terms of an investment advisory agreement dated August 16, 1996, the SoGen Overseas Portfolio pays its investment adviser a monthly advisory fee at an annual rate of 0.70% of the average daily net assets of the Portfolio. For the period since inception through December 31, 1997, the advisor waived its investment advisory fee in its entirety and reimbursed the Portfolio for all expenses in excess of 2.00% of average daily net assets. Without such waiver and reimbursements, the Management Fee was 0.75%, Other Expenses were 14.40%, and Total Annual Expenses were 15.15%.



 (8) The Limited-Term Bond Portfolio pays T. Rowe Price an all-inclusive fee of 0.70%, computed daily and paid monthly, based on its average daily net assets. The International Stock Portfolio pays Rowe Price-Fleming International, Inc. ("Price-Fleming") an all-inclusive fee of 1.05%, computed daily and paid monthly, based on its average daily net assets. These fees pay for investment management services and other operating costs of the Portfolios.

EXAMPLES


     (NOTE: The examples shown below are entirely hypothetical. They are not representations of past or future performance or expenses. Actual performance and/or expenses may be more or less than shown.)

     Examples 1 and 2 show expenses for Contracts with a DATE OF ISSUE WITHDRAWAL CHARGE OPTION.

          Examples: You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets and the changes and expenses listed on the Fee Table above.

             1. If you fully withdraw all Contract Value (or if you elect to annuitize under a period certain option for a period of less than 10 years) at the end of the stated time period:


        NAME OF PORTFOLIO          1 YEAR    3 YEARS   5 YEARS   10 YEARS
        -----------------          -------   -------   -------   --------
Alger American Fund
MidCap Growth Portfolio..........  $ 94.50   $143.44   $198.64   $273.95
Small Capitalization Portfolio...  $ 94.92   $144.61   $200.74   $278.14
Fidelity VIP Fund
Equity-Income Portfolio..........  $ 91.77   $135.79   $184.89   $246.26
Growth Portfolio.................  $ 92.92   $139.03   $190.73   $258.07
Money Market Portfolio...........  $ 88.83   $127.50   $169.91   $215.62
Fidelity VIP Fund II
Asset Manager Portfolio..........  $ 93.45   $140.50   $193.37   $263.39
Contrafund Portfolio.............  $ 93.45   $140.50   $193.37   $263.39
Index 500 Portfolio..............  $ 88.62   $126.90   $168.83   $213.40
Investment Grade Bond
  Portfolio......................  $ 91.77   $135.79   $184.89   $246.26
OCC Accumulation Trust
Managed Portfolio................  $ 94.81   $144.32   $200.22   $277.10
Small Cap Portfolio..............  $ 95.86   $147.25   $205.48   $287.52
Royce Capital Fund
Royce Micro-Cap Portfolio........  $ 99.85   $158.33       N/A       N/A
SAFECO Resource Series Trust
SAFECO Equity Portfolio..........  $ 93.55   $140.80       N/A       N/A
SAFECO Growth Portfolio..........  $ 93.76   $141.38       N/A       N/A
SoGen Variable Funds, Inc.
SoGen Overseas Variable
  Portfolio......................  $106.67   $177.08       N/A       N/A
T. Rowe Price Fixed Income Series
Limited-Term Bond Portfolio......  $ 93.03   $139.32   $191.26   $259.13
T. Rowe Price International
  Series
International Stock Portfolio....  $ 96.70   $149.59   $209.64   $295.78
Van Eck Worldwide Insurance Trust
Worldwide Hard Assets
  Portfolio......................  $ 97.96   $153.10   $215.88   $308.05

             2. If you do not fully withdraw all Contract Value (or if you elect to annuitize under a payout plan with a life contingency or under a period certain option with a period certain of at least 10 years) at the end of the stated time:


        NAME OF PORTFOLIO           1 YEAR   3 YEARS   5 YEARS   10 YEARS
        -----------------           ------   -------   -------   --------
Alger American Fund
MidCap Growth Portfolio...........  $24.50   $ 75.31   $128.64   $273.95
Small Capitalization Portfolio....  $24.92   $ 76.57   $130.74   $278.14
Fidelity VIP Fund
Equity-Income Portfolio...........  $21.77   $ 67.09   $114.89   $246.26
Growth Portfolio..................  $22.92   $ 70.57   $120.73   $258.07
Money Market Portfolio............  $18.83   $ 58.18   $ 99.91   $215.62
Fidelity VIP Fund II
Asset Manager Portfolio...........  $23.45   $ 72.15   $123.37   $263.39
Contrafund Portfolio..............  $23.45   $ 72.15   $123.37   $263.39
Index 500 Portfolio...............  $18.62   $ 57.55   $ 98.83   $213.40
Investment Grade Bond Portfolio...  $21.77   $ 67.09   $114.89   $246.26
OCC Accumulation Trust
Managed Portfolio.................  $24.81   $ 76.25   $130.22   $277.10
Small Cap Portfolio...............  $25.86   $ 79.40   $135.46   $287.52
Royce Capital Fund
Royce Micro-Cap Portfolio.........  $29.85   $ 91.30       N/A       N/A
SAFECO Resource Series Trust
SAFECO Equity Portfolio...........  $23.55   $ 72.47       N/A       N/A
SAFECO Growth Portfolio...........  $23.76   $ 73.10       N/A       N/A
SoGen Variable Funds, Inc.
SoGen Overseas Variable
  Portfolio.......................  $36.67   $111.43       N/A       N/A
T. Rowe Price Fixed Income Series
Limited-Term Bond Portfolio.......  $23.03   $ 70.89   $121.26   $259.13
T. Rowe Price International Series
International Stock Portfolio.....  $26.70   $ 81.91   $139.64   $295.78
Van Eck Worldwide Insurance Trust
Worldwide Hard Assets Portfolio...  $27.96   $ 85.67   $145.88   $308.05

     Examples 3-4 show examples for Contracts with the DATE OF PREMIUM PAYMENT WITHDRAWAL OPTION.

     Examples: You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets and the charges and expenses listed on the Fee Table above:

             3. If you fully withdraw all Contract Value (or if you elect to annuitize under a period certain option for a period of less than 10 years) at the end of the stated time period:


        NAME OF PORTFOLIO          1 YEAR    3 YEARS   5 YEARS   10 YEARS
        -----------------          -------   -------   -------   --------
Alger American Fund
MidCap Growth Portfolio..........  $ 94.50   $123.97   $158.64   $273.95
Small Capitalization Portfolio...  $ 94.92   $125.17   $160.74   $278.14
Fidelity VIP Fund
Equity-Income Portfolio..........  $ 91.77   $116.16   $144.89   $246.26
Growth Portfolio.................  $ 92.92   $119.47   $150.73   $258.07
Money Market Portfolio...........  $ 88.83   $107.69   $129.91   $215.62
Fidelity VIP Fund II
Asset Manager Portfolio..........  $ 93.45   $120.97   $153.37   $263.39
Contrafund Portfolio.............  $ 93.45   $120.97   $153.37   $263.39
Index 500 Portfolio..............  $ 88.62   $107.09   $128.83   $213.40
Investment Grade Bond
  Portfolio......................  $ 91.77   $116.16   $144.89   $246.26
OCC Accumulation Trust
Managed Portfolio................  $ 94.81   $124.87   $160.22   $277.10
Small Cap Portfolio..............  $ 95.86   $127.87   $165.46   $287.52
Royce Capital Fund
Royce Micro-Cap Portfolio........  $ 99.85   $139.18       N/A       N/A
SAFECO Resource Series Trust
SAFECO Equity Portfolio..........  $ 93.55   $121.27       N/A       N/A
SAFECO Growth Portfolio..........  $ 93.76   $121.87       N/A       N/A
SoGen Variable Funds, Inc.
SoGen Overseas Variable
  Portfolio......................  $106.67   $158.32       N/A       N/A
T. Rowe Price Fixed Income Series
Limited-Term Bond Portfolio......  $ 93.03   $119.77   $151.26   $259.13
T. Rowe Price International
  Series
International Stock Portfolio....  $ 96.70   $130.26   $169.64   $295.78
Van Eck Worldwide Insurance Trust
Worldwide Hard Assets
  Portfolio......................  $ 97.96   $133.83   $175.88   $308.05

             4. If you do not fully withdraw all Contract Value (or if you elect to annuitize under a payout plan with a life contingency or under a period certain option with a period certain of at least 10 years) at the end of the stated time:


        NAME OF PORTFOLIO           1 YEAR   3 YEARS   5 YEARS   10 YEARS
        -----------------           ------   -------   -------   --------
Alger American Fund
MidCap Growth Portfolio...........  $24.50   $ 75.31   $128.64   $273.95
Small Capitalization Portfolio....  $24.92   $ 76.57   $130.74   $278.14
Fidelity VIP Fund
Equity-Income Portfolio...........  $21.77   $ 67.09   $114.89   $246.26
Growth Portfolio..................  $22.92   $ 70.57   $120.73   $258.07
Money Market Portfolio............  $18.83   $ 58.18   $ 99.91   $215.62
Fidelity VIP Fund II
Asset Manager Portfolio...........  $23.45   $ 72.15   $123.37   $263.39
Contrafund Portfolio..............  $23.45   $ 72.15   $123.37   $263.39
Index 500 Portfolio...............  $18.62   $ 57.55   $ 98.83   $213.40
Investment Grade Bond Portfolio...  $21.77   $ 67.09   $114.89   $246.26
OCC Accumulation Trust
Managed Portfolio.................  $24.81   $ 76.25   $130.22   $277.10
Small Cap Portfolio...............  $25.86   $ 79.40   $135.46   $287.52
Royce Capital Fund
Royce Micro-Cap Portfolio.........  $29.85   $ 91.30       N/A       N/A
SAFECO Resource Series Trust
SAFECO Equity Portfolio...........  $23.55   $ 72.47       N/A       N/A
SAFECO Growth Portfolio...........  $23.76   $ 73.10       N/A       N/A
SoGen Variable Funds, Inc.
SoGen Overseas Variable
  Portfolio.......................  $36.67   $111.43       N/A       N/A
T. Rowe Price Fixed Income Series
Limited-Term Bond Portfolio.......  $23.03   $ 70.89   $121.26   $259.13
T. Rowe Price International Series
International Stock Portfolio.....  $26.70   $ 81.91   $139.64   $295.78
Van Eck Worldwide Insurance Trust
Worldwide Hard Assets Portfolio...  $27.96   $ 85.67   $145.88   $308.05


     The examples provided above assume that no transfer charges or premium taxes have been assessed. The examples reflect the annualized Contract Fee of $30 assessed on an average Contract Value of $30,000. This translates the Contract Fee into a 0.10% charge for the purposes of the examples based on a $1,000 investment.

     THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RATE OF RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURNS, WHICH MAY BE GREATER OR LESS THAN THIS ASSUMED RATE.

     There is a table of Condensed Financial Information that contains the accumulated unit value history of the Separate Account. That table is found in Appendix A -- Condensed Financial Information.

                    SUMMARY OF THE VISIONARY CHOICE CONTRACT

     Purchasing Your Contract. The VISIONARY CHOICE Contract is an individual deferred variable annuity issued by IL Annuity and Insurance Company. You may purchase this Contract with $1,000 or more under most circumstances. We will not issue a Contract if you are older than 85 on the Date of Issue.

     The Contract provides a means for investing on a tax-deferred basis. This means that you will not be taxed on earnings or appreciation in your Contract until you withdraw your money. The Contract may be sold in connection with retirement plans, some of which may qualify for special federal tax treatment under the Code. (See "The Pay-In Period -- Issuing Your Contract.")

     Cancellation -- The 10 Day Free-Look Period. You have the right to cancel the Contract for any reason within 10 days after you receive it (or within 20 days if the Contract is replacing another annuity contract or insurance policy). The Contract must be returned to our Service Center. Your Written Request to cancel the Contract must accompany the Contract. The returned Contract will be treated as if it were never issued. In certain states you may have more than 10 days to return the Contract for a refund. The amount that we refund will vary according to state requirements. If we are required by state law to refund your original Premium Payment, we will allocate your initial Premium Payment to the Money Market Variable Account during the Free-Look Period. (See "The Pay-In Period -- Cancellation -- The 10-Day Free-Look Period.")

     Premium Payments. A Premium Payment is the money you pay us to buy the Visionary Choice Contract. The Contract generally gives you the flexibility to make Premium Payments as often as you like, although you may choose to make only a single Premium Payment. After you buy the Contract, you may send us Premium Payments of $1,000 or more at any time during the Pay-in Period, so long as they do not exceed two times the amount of your initial Premium Payment in any year. We generally will not accept total Premium Payments in excess of $250,000. We reserve the right to waive these limitations. (See "Premium Payments.")

     Designating Your Investment Options. When you purchase your Contract, we will ask you to provide us with written instructions telling us how to allocate your Premium Payments among the Portfolios of the Variable Accounts and the Fixed Account. You may place your Premium Payments in one or more Variable Accounts and/or the Fixed Account, subject to certain restrictions. (See "The Pay-In Period.")


     Transfers. During the Pay-in Period, you may transfer your Contract Value from the Variable Accounts and the Fixed Account to other Variable Account(s) and the Fixed Account, subject to certain restrictions. (See "Transfers Between Investment Options.") If you transfer Contract Value from an Eligible Variable Account, the transfer will reduce the value of the Eligible Premium Payment on which the Living Benefit is based. (See "Living Benefit.")


     Transfers to the Fixed Account must be at least $1,000. During the Pay-in Period, you may transfer up to 20% of the Fixed Account Value (as determined at the beginning of the Contract Year) from the Fixed Account to one or more of the Variable Accounts in any Contract Year. No fee is charged for transfers from the Fixed Account to one or more Variable Accounts and such transfers are not considered a transfer for purposes of assessing a transfer charge. (See "Transfers Between Investment Options.")

     Once you begin to receive annuity payments, you may make one transfer between the Variable Accounts each Contract Year. (See "The Payout Period.")


     Partial Withdrawals. During the Pay-in Period, you may withdraw part of your Contract Value by sending a Written Request to the Service Center. The amount of your request must be at least $250. If the Contract Value remaining after your partial withdrawal is less than $1,000, we reserve the right to pay you the Surrender Value in a lump sum. Amounts withdrawn may be subject to a Withdrawal Charge, depending upon the Withdrawal Charge Option you chose at the time of purchase. In any Contract Year after the first Contract Year, you may withdraw a portion of your Contract Value without incurring a Withdrawal Charge, called the Free Withdrawal Amount. (See "Fees and Charges -- Withdrawal Charge.")



     Withdrawals from an Eligible Variable Account will reduce the value of the Eligible Premium Payment on which the Living Benefit is based. (See "Living Benefit.")

     The Federal tax laws may impose income taxes and tax penalties upon, and in some cases prohibit, certain premature withdrawals from the Contract before or after the Annuity Start Date. (See "Federal Tax Matters.")

     Full Withdrawal. During the Pay-in Period, you may cancel the Contract and receive its Surrender Value by sending us a Written Request. (See "Withdrawal of Contract Value.") As with partial withdrawals, Federal tax laws may impose income taxes and tax penalties upon, and in some cases prohibit, certain premature withdrawals from the Contract before or after the Annuity Start Date. (See "Federal Tax Matters.")

     Death Benefit. If the Annuitant dies before the Annuity Start Date, the Beneficiary will receive a Death Benefit. The Death Benefit will be determined as of the date we receive due proof of the deceased's death and payment instructions. If you do not choose the Enhanced Death Benefit option at the time of purchase, the Death Benefit will equal the greater of:

        (1) the sum of all Premium Payments made under the Contract, LESS partial withdrawals as of the date the Death Benefit is determined; or

        (2) the Contract Value as of the date the Death Benefit is determined;

LESS any applicable premium taxes not previously deducted.

     If you elect the three year stepped-up Enhanced Death Benefit option at the time of purchase, an Enhanced Death Benefit will be payable upon the death of the Annuitant before the Annuity Start Date and will be determined as of the date we receive due proof of the deceased's death and payment instructions. The Enhanced Death Benefit will be the greater of:

        (1) the Contract Value as of the date the Enhanced Death Benefit is determined; or

        (2) the highest Contract Value on any Death Benefit Anniversary preceding the date the Enhanced Death Benefit is determined, adjusted for any Premium Payments received, withdrawals taken and charges incurred between such Death Benefit Anniversary and the date the Enhanced Death Benefit is determined. This value is initially set on the first Death Benefit Anniversary and equals the greater of: (a) the sum of Premium Payments, MINUS partial withdrawals; or
            (b) Contract Value, on that date. This value will be reset on every future Death Benefit Anniversary (that is, every third Contract Anniversary) to equal Contract Value on that date only if Contract Value on that Death Benefit Anniversary is greater than the Enhanced Death Benefit Value on any previous Death Benefit Anniversary. Once reset, this value will never decrease unless partial withdrawals are made;

LESS any applicable premium taxes not previously deducted.

     Age Limitation on Death Benefit Provision: If the Annuitant dies at or after age 75 (or ten years after the Date of Issue, whichever is later) but before the Annuity Start Date, the Death Benefit under either Death Benefit option will equal Contract Value LESS any applicable premium taxes not yet deducted, as of the date we receive due proof of death and payment instructions. (See "Death Benefits.")


     Living Benefit. If you elect the Living Benefit option at the time of purchase and if the Contract is in the Pay-in Period on the Living Benefit Date, IL Annuity will calculate the Living Benefit for each Eligible Variable Account in which you have value as of that date. The Living Benefit will be credited to an Eligible Variable Account if the value of the Eligible Variable Account 10 years after the Date of Issue (i.e., on the Living Benefit Date) is less than the current value of the Eligible Premium Payment for that Eligible Variable Account on the Living Benefit Date.



     An Eligible Premium Payment is that portion of your first Premium Payment that you placed in a particular Eligible Variable Account on the Date of Issue. Its value will be reduced by a percentage of all withdrawals and transfers you make out of that Eligible Variable Account.

     On the Living Benefit Date, the Living Benefit credited to a particular Eligible Variable Account will be equal to: (a) the value of the Eligible Premium Payment placed in a particular Eligible Variable Account on the Date of Issue; MINUS (b) a percentage of all withdrawals and transfers from that Eligible Variable Account; MINUS (c) the value of that Eligible Variable Account on the Living Benefit Date.



     The Living Benefit Date is 10 years after the Date of Issue. If the Contract is owned by two persons who are spouses at the time one dies before the Living Benefit Date, the original Living Benefit Date remains in effect. If the Contract is owned by two persons who are not spouses and one of them dies before the Living Benefit Date, the original Living Benefit Date remains in effect, provided no distributions have occurred as a result of the Owner's death. (See "Death Benefits.") The Eligible Variable Accounts currently include all Variable Accounts.



     The Living Benefit will not be credited if you elect to receive annuity payments before the Living Benefit Date. (See "Living Benefit.")



     Transfers and withdrawals from an Eligible Variable Account will reduce the value of the Eligible Premium Payment on which the Living Benefit is based. (See "Living Benefit.")


FEES AND CHARGES

     The following charges and deductions are assessed under the Contract:


     Withdrawal Charge. We will deduct a Withdrawal Charge if you withdraw all or part of your Contract Value during certain time periods. The amount of the Withdrawal Charge depends on the Withdrawal Charge Option and Free Withdrawal Option you choose at the time you purchase the Contract. We do not assess a Withdrawal Charge in the event the Contract terminates due to your death or the death of the Annuitant, or if you decide to begin to receive annuity payments under an annuity payout plan with a life contingency or an annuity payout plan with at least 10 years of guaranteed payments.


     The Contract gives you a choice between two Withdrawal Charge Options. If you choose the DATE OF ISSUE WITHDRAWAL CHARGE OPTION, we will calculate the Withdrawal Charge from the Date of Issue. We will deduct the Withdrawal Charge from all withdrawals of Premium Payments that: (1) are greater than the Free Withdrawal Amount, and (2) that occur during the first nine Contract Years. Under this option, no Withdrawal Charge is deducted from full or partial withdrawals that occur in Contract Years ten and later. For the first six Contract Years, the Withdrawal Charge is 7% of the amount withdrawn that exceeds the Free Withdrawal Amount, decreasing to 6% in the seventh Contract Year, and declining by 2% for each subsequent Contract Year until it is zero in Contract Year ten.

     If you choose the DATE OF PREMIUM PAYMENT WITHDRAWAL CHARGE OPTION, we will calculate the Withdrawal Charge from the date you make a Premium Payment and deduct a Withdrawal Charge from all withdrawals of Premium Payments that we have held for less than seven years and that are greater than the Free Withdrawal Amount. Premium Payments in excess of the Free Withdrawal Amount that are withdrawn during the first year after payment are subject to a 7% Withdrawal Charge, decreasing by 1% annually, until it is zero in Premium Payment Year 8.

     Under either option, for purposes of calculating the Withdrawal Charge, a withdrawal is deemed to come first from Premium Payments and then from earnings. In addition, the money that has been held the longest in the Contract will be deemed to be the first money withdrawn. This is called the "first in, first out" method of accounting or "FIFO." (See "Fees and Charges.")

     In any Contract Year after the first Contract Year, you may withdraw a portion of your Contract Value without incurring a Withdrawal Charge. This amount is called the Free Withdrawal Amount. Withdrawals under the Systematic Withdrawal Program are permitted a Free Withdrawal Amount, as determined below, during the first Contract Year. If your initial Premium Payment is less than $100,000, the Free Withdrawal Amount is 10% of Contract Value each year, as determined at the beginning of the Contract Year. If you do not withdraw the full 10% in any Contract Year, the remaining amount does NOT roll over to the next Contract Year. If your initial Premium Payment is $100,000 or more, the value of the Free Withdrawal Amount depends on the Free Withdrawal Option you choose at the time you purchase your Contract. If you choose the CUMULATIVE 10% OPTION, you may withdraw up to 10% of your Contract Value as of the beginning of each Contract Year after the first Contract Year and we will not charge you a Withdrawal Charge on that amount. If you do not withdraw the full 10% in any one Contract Year, the remaining percentage may be rolled over to the next Contract Year, up to a maximum of 50% of Contract Value after 5 years as determined as of the beginning of each Contract Year. If you choose the EARNINGS OPTION, you may withdraw all your Contract earnings at any time after the first Contract Year without incurring a Withdrawal Charge. (See "Fees and Charges -- Withdrawal Charge.")


     The Withdrawal Charge also may be waived in cases of extended hospitalization, long-term care, terminal illness, or to pay for post secondary education, as provided in the Contract. (See "Fees and Charges -- Withdrawal Charge.")

     Contract Fee. At the end of each Contract quarter (and on the date of full withdrawal from the Contract) during the Pay-in Period, we will deduct a quarterly Contract Fee of $7.50 from the Contract Value. Currently we waive the Contract Fee for Qualified Contracts. We also do not charge the Contract Fee if the Contract is a Non-Qualified Contract whose cumulative Premium Payments on the date the Contract Fee is charged are equal to or greater than $100,000. We reserve the right to modify this waiver upon 30 days written notice to you. We do not charge a Contract Fee after annuity payments have begun. (See "Fees and Charges -- Contract Fee.")

     Transfer Fee. During the Pay-in Period, you may make 12 transfers each Contract Year at no charge. We will impose a transfer fee of $25 for the thirteenth and each subsequent transfer you make during a Contract Year before the Annuity Start Date. (See "Fees and Charges -- Transfer Fee.")

     Mortality and Expense Risk Charge. We will deduct a daily mortality and expense risk charge as compensation for our assuming certain mortality and expense risks. The charge is deducted from the assets of the Separate Account at a rate of 0.003404% per day. This is equal to an annual rate of 1.25% (approximately 0.90% for mortality risk and 0.35% for expense risks). This charge will continue to be assessed after the Annuity Start Date if annuity payments are made on a variable basis. (See "Fees and Charges -- Mortality and Expense Risk Charge.")


     Asset-Based Administrative Charge. We will deduct a daily administrative charge as compensation for certain expenses we incur in administering the Contract. The charge is deducted from the assets of each Variable Account at an annual rate of 0.15%. This charge will continue to be assessed after you begin to receive annuity payments if you choose to receive annuity payments on a variable basis. (See "Fees and Charges -- Asset-Based Administrative Charge.")


     Premium Taxes. Various states and other governmental entities charge a premium tax on annuity contracts issued by insurance companies. Premium tax rates currently range up to 3.5%, depending on the state. Tax rates are subject to change from time to time by legislative and other governmental action. In addition, other governmental units within a state may levy such taxes. We are responsible for the payment of these taxes and, if necessary, we will make a deduction from the value of your Contract either: (a) from Premium Payments as we receive them, (b) from Contract Value upon partial or full withdrawal, (c) when annuity payments begin, or (d) upon payment of a Death Benefit. (See "Fees and Charges -- Premium Taxes.")


     Investment Advisory Fees and Other Expenses of the Funds. Each Portfolio pays investment management charges to its investment adviser based on a percentage of the Portfolio's average daily net assets. These advisory fees and other Portfolio charges and expenses are fully described in the accompanying prospectuses for the Portfolios. These charges are indirectly passed on to you. In addition, the SoGen Overseas Portfolio deducts a 12b-1 fee from its Portfolio assets at a maximum annual rate of 0.25% of the average daily value of the Portfolio's net assets. The 12b-1 fee may be used to reimburse IL Annuity for certain administrative and distribution support services provided to the Overseas Portfolio.

ANNUITY PROVISIONS

     Payout Options. Under the Contract, you may choose to receive regular annuity payments under one of several available payout plans. You may also choose the month and year on which those payments are to begin. (This is the Annuity Start Date.) On the Annuity Start Date, the Contract Value (adjusted as described below) will be used to calculate the amount of your annuity payments under the payment plan you choose, unless you choose to receive the Surrender Value in a lump sum. Adjusted Contract Value is Contract Value, LESS applicable premium tax not yet deducted, LESS the quarterly Contract Fee, and, for an installment income annuity payout plan with a payout period of less than 10 years, less any applicable Withdrawal Charge. (See "Payout Period.")

FEDERAL TAX STATUS

     Generally, a distribution (including a full or partial withdrawal or Death Benefit payment) may result in taxable income. In certain circumstances, a 10% penalty tax may apply. For a further discussion of the federal tax status of variable annuity contracts, see "Federal Tax Status."

                   ABOUT IL ANNUITY AND THE SEPARATE ACCOUNT

IL ANNUITY AND INSURANCE COMPANY

     IL Annuity and Insurance Company, formerly known as Sentry Investors Life Insurance Company, is a stock life insurance company organized under the laws of the Commonwealth of Massachusetts on December 21, 1965 and incorporated on March 9, 1966. We changed our name to "IL Annuity and Insurance Company" on January 17, 1995.

     Effective October 31, 1994, we entered into an assumption reinsurance agreement with Sentry Life Insurance Company ("Sentry") whereby Sentry assumed all of our existing insurance in-force and related assets and liabilities.


     On November 1, 1994, the Company became a wholly-owned subsidiary of the Indianapolis Life Group of Companies, Inc. ("Indianapolis Life Group"), which is a majority-owned subsidiary of Indianapolis Life Insurance Company. Indianapolis Life Insurance Company is a mutual life insurance company chartered under Indiana law in 1905 with assets as of December 31, 1997 which approximated $1.702 billion.



     At the end of 1997, American United Life Insurance Company ("AUL") and Indianapolis Life Insurance Company took preliminary steps toward an affiliation. At that time, AUL invested $8,910,000 in Indianapolis Life Group and on March 30, 1998 AUL invested an additional $18,090,000. As a result of this investment and related transactions, it is intended by both parties that Indianapolis Life Insurance Company will retain ownership of 75% of the stock of Indianapolis Life Group and AUL will own the remaining 25% of the Indianapolis Life Group stock. The Agreement to Affiliate does contain provisions which would allow AUL to invest additional amounts in Indianapolis Life Group, and potentially to own up to 49.9% of the outstanding Indianapolis Life Group stock. As of the date of this prospectus, there is no current intention for additional investments by AUL.


     We are subject to regulation by the Insurance Department of the State of Massachusetts as well as by the insurance departments of all other states and jurisdictions in which we do business. We submit annual statements on our operations and finances to insurance officials in such states and jurisdictions. The forms for the Contract described in this prospectus are filed with and (where required) approved by insurance officials in each state and jurisdiction in which Contracts are sold.

IL ANNUITY AND INSURANCE CO. SEPARATE ACCOUNT 1

     We established the IL Annuity and Insurance Co. Separate Account I (the "Separate Account") as a separate account under Massachusetts insurance law on November 1, 1994. The Separate Account will receive and invest Net Premium Payments made under the Contracts. In addition, the Separate Account may receive and invest Premium Payments for certain other variable annuity contracts we may issue in the future.

     Although the assets in the Separate Account are our property, the portion of the assets in the Separate Account equal to the reserves and other contract liabilities of the Separate Account are not chargeable with the liabilities arising out of any other business that we may conduct and that has no specific relation to or dependence upon the Separate Account. The assets of the Separate Account are available to cover our general liabilities only to the extent that the Separate Account's assets exceed its liabilities arising under the Contracts and any other contracts supported by the Separate Account. We have the right to transfer to the general account any assets of the Separate Account which are in excess of reserves and other contract liabilities. All obligations arising under the Contracts are our general corporate obligations. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains or losses of any other separate account or of the Company.


     The Separate Account currently is divided into eighteen Variable Accounts that are available for investment but may, in the future, include additional Variable Accounts. Each Variable Account invests exclusively in shares of a single corresponding fund. The income, gains and losses, whether or not realized, from the assets allocated to each Variable Account are credited to or charged against that Variable Account without regard to income, gains or losses from any other Variable Account.


     The Separate Account has been registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a separate account under the federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the SEC. The Separate Account is also subject to the laws of the State of Massachusetts which regulate the operations of insurance companies domiciled in Massachusetts.

                                 THE PORTFOLIOS

     Each Variable Account of the Separate Account invests exclusively in shares of a designated Portfolio of a series-type mutual fund ("Fund"). Shares of each Portfolio are purchased and redeemed at net asset value, without a sales charge. Each Fund currently available under the Contract is registered with the SEC under the Investment Company Act of 1940 (the "1940 Act") as an open-end, management investment company. Such registration does not involve supervision of the management or investment practices or policies of the companies or their funds by the SEC.

     The assets of each Portfolio of each Fund are separate from the assets of that Fund's other Portfolios, and each Portfolio has separate investment objectives and policies. As a result, each Portfolio operates as a separate investment Portfolio and the income or losses of one Portfolio has no effect on the investment performance of any other Portfolio.

     Each of the Funds is managed by an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. Each investment adviser is responsible for the selection of the investments of the Portfolio. These investments must be consistent with the investment objective, policies and restrictions of that Portfolio.


     In addition, the investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Portfolios, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Portfolios will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.


     The investment objective of each Portfolio is summarized below. THERE IS NO ASSURANCE THAT ANY PORTFOLIO WILL ACHIEVE ITS STATED OBJECTIVES. More detailed information, including a description of risks, fees and expenses of each Portfolio, may be found in the prospectuses for the Funds which accompany this prospectus.


     CERTAIN PORTFOLIOS HAVE SIMILAR INVESTMENT OBJECTIVES AND/OR POLICIES. YOU SHOULD READ THE PROSPECTUSES FOR THE PORTFOLIOS CAREFULLY BEFORE YOU INVEST.

THE ALGER AMERICAN FUND

     The MidCap Growth Portfolio and the Small Capitalization Portfolio of The Alger American Fund ("The Alger Fund") are available for investment under the Contract. The investment objective of each Portfolio is:


          MIDCAP GROWTH PORTFOLIO -- seeks to obtain long-term capital appreciation. Except during temporary defensive periods, the Portfolio invests at least 65% of its total assets in equity securities of companies that, at the time of purchase, have total market capitalization within the range of companies included in the S&P MidCap 400 Index, updated quarterly. The S&P MidCap 400 Index is designed to track the performance of medium capitalization companies. As of March 31, 1998, the range of market capitalization of these companies was $210 million to $14.3 billion.



          SMALL CAPITALIZATION PORTFOLIO -- seeks to obtain long-term capital appreciation. Except during temporary defensive periods, the Portfolio invests at least 65% of its total assets in equity securities of companies that, at the time of purchase, have total market capitalization within the range of companies included in the Russell 2000 Growth Index ("Russell Index") or the S&P SmallCap 600 Index updated quarterly. Both indexes are broad indices of small capitalization stocks. As of March 31, 1997, the range of market capitalization of the companies in the Russell Index was $20 million to $4.25 billion; the range of capitalization of the companies in the S&P SmallCap 600 Index at that date was $31 million to $3.7 billion.


     Fred Alger Management, Inc. ("Alger Management") serves as investment adviser for the MidCap Growth and Small Capitalization Portfolios of The Alger American Fund. Fred Alger & Company, Incorporated, an affiliate of Alger Management, will serve as the Portfolios' broker in effecting substantially all of the portfolio transactions on security exchanges.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND AND FIDELITY VARIABLE INSURANCE PRODUCTS FUND II

     The Equity-Income Portfolio, the Growth Portfolio and the Money Market Portfolio of Fidelity's Variable Insurance Products Fund ("VIP Fund"), as well as the Asset Manager Portfolio, the Contrafund Portfolio, the Index 500 Portfolio and the Investment Grade Bond Portfolio of the Variable Insurance Products Fund II ("VIP Fund II") are available for investment under the Contract. The investment objective of each Portfolio is:

          EQUITY-INCOME PORTFOLIO -- seeks reasonable income by investing primarily in income-producing equity securities.

          GROWTH PORTFOLIO -- seeks to achieve capital appreciation by investing in common stocks and securities convertible into common stock of companies that the adviser believes have above-average growth potential. The Portfolio, however, is not restricted to any one type of security and may pursue capital appreciation through the purchase of bonds and preferred stocks.

          MONEY MARKET PORTFOLIO -- seeks to earn a high level of current income while maintaining a stable $1.00 share price by investing in high-quality, short-term money market securities of different types.

          ASSET MANAGER PORTFOLIO -- seeks to obtain high total return with reduced risk over the long-term by allocating its assets among stocks, bonds, short-term and other instruments of U.S. and foreign issuers.

          CONTRAFUND PORTFOLIO -- seeks capital appreciation by investing in companies that the adviser believes to be undervalued due to an overly pessimistic appraisal by the public.

          INDEX 500 PORTFOLIO -- seeks to match the total return of the S&P 500 while keeping expenses low. The adviser normally invests at least 80% (65% if Portfolio assets are below $20 million) of the Portfolio's assets in equity securities of companies that compose the S&P 500.

          INVESTMENT GRADE BOND PORTFOLIO -- seeks high current income by investing in fixed-income obligations of all types.

     The Portfolios of the VIP Fund and the VIP Fund II are managed by Fidelity Management & Research Company ("FMR"). On behalf of the Money Market Portfolio, FMR has entered in a subadvisory agreement with FMR Texas, Inc., pursuant to which FMR Texas, Inc. has primary responsibility for providing investment management services to the Portfolio. On behalf of the Asset Manager Portfolio and the Contrafund Portfolio, FMR has entered into subadvisory agreements with Fidelity Investment Management and Research (U.K.) Inc. ("FMR (U.K.)") and Fidelity Management and Research (Far East) Inc. ("FMR Far East"), pursuant to which those entities provide research and investment recommendations with respect to companies based outside the United States. FMR (U.K.) focuses primarily on companies based in Europe, while FMR Far East focuses primarily on companies based in Asia and the Pacific Basin.

OCC ACCUMULATION TRUST


     The Managed Portfolio and the Small Cap Portfolio of the OCC Accumulation Trust ("OCC Trust") are available for investment under the Contract. The investment objective of each Portfolio is:


          MANAGED PORTFOLIO -- seeks growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on management's assessments of relative investment values.

          SMALL CAP PORTFOLIO -- seeks capital appreciation through investment in a diversified portfolio of equity securities of companies with market capitalizations of under $1 billion.

     The OCC Trust receives investment advice with respect to each of its Portfolios from OpCap Advisors, a subsidiary of Oppenheimer Capital which is a subsidiary of Oppenheimer Financial Corp.

ROYCE CAPITAL FUND

     The Royce Micro-Cap Portfolio of the Royce Capital Fund is available for investment under the Contract and has the following investment objective:

          ROYCE MICRO-CAP PORTFOLIO -- seeks long-term capital appreciation, primarily through investments in common stocks and convertible securities of small and micro-cap companies. Production of income is incidental to this objective.


     Royce & Associates, Inc. serves as the investment adviser to the Portfolio.


SAFECO RESOURCE SERIES TRUST

     The SAFECO Equity Portfolio and the SAFECO Growth Portfolio of the SAFECO Resource Series Trust are available for investment under the Contract. The investment objective of each Portfolios is:

          SAFECO EQUITY PORTFOLIO -- seeks long-term growth of capital and reasonable current income. The Equity Portfolio ordinarily invests principally in common stocks or securities convertible into common stocks.

          SAFECO GROWTH PORTFOLIO -- seeks growth of capital and the increased income that ordinarily follows from such growth. The Growth Portfolio ordinarily invests a preponderance of its assets in common stock selected for potential appreciation.

     Each Portfolio is managed by SAFECO Asset Management Company.

SOGEN VARIABLE FUNDS, INC.

     The SoGen Overseas Variable Portfolio of the SoGen Variable Funds, Inc. is available for investment under the Contract and has the following investment objective:


          SOGEN OVERSEAS VARIABLE PORTFOLIO -- seeks long-term growth of capital by investing primarily in securities of small and medium size non-U.S. companies. It particularly seeks companies that have growth potential, financial strength and stability, strong management and fundamental value. The Portfolio may invest in securities traded in mature markets (for example, Japan, Canada and the United Kingdom) and in emerging markets (Mexico and Indonesia, for example). The Portfolio may invest up to 20% of its total assets in debt securities, that may include lower-rated securities, commonly referred to a "junk bonds" and securities that are not rated. The greater risks involved in foreign investing and investing in junk bonds should be understood and carefully considered. See the Portfolio's Prospectus for a description of these risks.


     Societe Generale Asset Management Corp., which is indirectly owned by Societe Generale, one of France's largest banks, serves as the Portfolio's investment adviser.

T. ROWE PRICE FIXED INCOME SERIES, INC.

     The Limited-Term Bond Portfolio of the T. Rowe Price Fixed Income Series, Inc. is available for investment under the Contract and has the following investment objective:


          LIMITED-TERM BOND PORTFOLIO -- seeks a high level of income consistent with moderate fluctuation in principal value. The Portfolio will invest at least 65% of total assets in short- and intermediate-term, investment-grade debt securities.


     T. Rowe Price Associates, Inc. is responsible for the selection and management of the portfolio investments of T. Rowe Price Limited-Term Bond Portfolio and receives a single, all-inclusive fee based on the Portfolio's average daily net assets to cover investment management and operating expenses.

T. ROWE PRICE INTERNATIONAL SERIES, INC.

     The International Stock Portfolio of the T. Rowe Price International Series, Inc. is available for investment under the Contract and has the following investment objective:


          INTERNATIONAL STOCK PORTFOLIO -- seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.


     Rowe Price-Fleming International, Inc. ("Price-Fleming") is responsible for the selection and management of the Portfolio's investments. Incorporated in 1979 as a joint venture between T. Rowe Price Associates, Inc. ("T. Rowe Price") and Robert Fleming Holdings Limited ("Fleming"), Price-Fleming receives a single, all-inclusive fee based on the Portfolio's average daily net assets to cover investment management and operating expenses.

VAN ECK WORLDWIDE INSURANCE TRUST


     The Worldwide Hard Assets Portfolio of the Van Eck Worldwide Insurance Trust (the "Van Eck Trust") is available for investment under the Contract. The investment objective of this Portfolio is:



          WORLDWIDE HARD ASSETS PORTFOLIO -- seeks long-term capital appreciation by investing globally, primarily in "Hard Asset Securities" of companies that are directly or indirectly engaged to a significant extent in the exploration, development, production or distribution of one or more of the following: (i) precious metals, (ii) ferrous and non-ferrous metals,
     (iii) energy, (iv) forest products, (v) real estate, and (vi) other basic non-agricultural commodities.



     Van Eck Associates Corporation serves as investment adviser and manager to the Van Eck Worldwide Hard Assets Portfolio pursuant to an Advisory Agreement with the Van Eck Trust.

     An investment in a Portfolio, including the Money Market Portfolio, is not insured or guaranteed by the U.S. Government and there can be no assurance that the Money Market Portfolio will be able to maintain a stable net asset value per share.

     IL Annuity has entered into agreements with the investment adviser of several of the Funds pursuant to which each such investment adviser will pay IL Annuity a servicing fee based upon an annual percentage of the average aggregate net assets invested by IL Annuity on behalf of the Separate Account. These agreements reflect administrative services provided to the Funds by IL Annuity. Payments of such amounts on behalf of the Funds will not increase the fees paid by the Funds or their shareholders.

AVAILABILITY OF THE FUNDS

     We cannot guarantee that each Portfolio will always be available for investment through the Contracts, but in the unlikely event that a Portfolio is not available, we will do everything reasonably practicable to secure the availability of a comparable portfolio. The Separate Account purchases shares of each Portfolio in accordance with a participation agreement we have entered into with each Fund. If a participation agreement terminates, the Separate Account may not be able to purchase additional shares of the Portfolios of that Fund. In such case, you will no longer be able to allocate Premium Payments or transfer Contract Value to the Variable Account investing in that Portfolio.

     We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares of a Portfolio that are held in the Separate Account. If the shares of a Portfolio are no longer available for investment or if, in our judgment, further investment in any Portfolio should become inappropriate, we may redeem the shares of that Portfolio and substitute shares of another portfolio. We will not substitute any shares without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.

     We also reserve the right in our sole discretion to establish additional Variable Accounts, or eliminate or combine one or more Variable Accounts, if marketing needs, tax considerations or investment conditions warrant. We will determine if new or substituted Variable Accounts will be available to existing Contract Owners. Subject to obtaining any approvals or consents required by law, the assets of one or more Variable Accounts may also be transferred to any other Variable Account if, in our sole discretion, marketing, tax, or investment conditions warrant. Additional information regarding termination of participation agreements, substitutions of investments and resolving conflicts among Funds may be found in the Statement of Additional Information.

                               THE PAY-IN PERIOD


     The Pay-in Period begins when your first Premium Payment is made and continues until you begin to receive annuity payments during the Payout Period. The Pay-in Period will also end if you fully withdraw all of your Contract Value before the Payout Period.


PURCHASING A CONTRACT

     You may purchase a Contract with a Premium Payment of $1,000 or more. The maximum first Premium Payment is $250,000. To purchase a Contract, you must make an application to us either through one of our licensed representatives who is also a registered representative of IL Securities, Inc., or a broker-dealer having a selling agreement with IL Securities, Inc. Contracts may be sold to or in connection with retirement plans that do not qualify for special tax treatment as well as retirement plans that qualify for special tax treatment under the Code. We will not issue you a Contract if you are older than 85 on the Date of Issue.

PREMIUM PAYMENTS


     Premium Payments must be at least $1,000. You may make Premium Payments at any time until the earliest of: (a) the Annuity Start Date; (b) the date you fully withdraw all Contract Value; or (c) the date you reach age 85 (age 70 1/2 for Qualified Contracts other than Roth IRAs). In any one Contract Year, we will not accept Premium Payments that total more than two times your first Premium Payment. We will not accept total Premium Payments in excess of $250,000. However, we reserve the right to waive these limitations.

     Under the Automatic Premium Payment Plan, you may select an annual, semi-annual, quarterly or monthly payment schedule under which we will automatically deduct Premium Payments from a bank or credit union account or other source. The minimum amount of such payment is $1,000.

CANCELLATION -- THE 10 DAY FREE-LOOK PERIOD

     You have the right to cancel the Contract for any reason within 10 days after you receive it (or within 20 days of receipt if the Contract is replacing another annuity contract or insurance policy). In some jurisdictions, this period may be longer than 10 days. To cancel the Contract, you must send a Written Request for cancellation and the returned Contract to the Service Center before the end of the Free-Look Period.

     The amount that we will refund to you will vary according to state requirements. In most states, we will refund to you an amount equal to the sum of: (i) the difference between the Premium Payments paid and the amounts allocated to the Variable Accounts and the Fixed Account under the Contract; and
(ii) the Contract Value as of the date the Contract and the Written Request for cancellation are received at the Service Center. You bear the investment risk for Premium Payments allocated to the Variable Accounts during the free-look period.

     A few states require us to return Premium Payments upon cancellation. If state law requires that Premium Payments be returned, the amount of the refund will be the greater of: (i) the Premium Payments made under the Contract; and
(ii) the Contract Value (without the deduction of a Withdrawal Charge) on the date the Contract and the Written Request for cancellation is received at our Service Center, plus any amount that may have been deducted for premium taxes. In those states where Premium Payments must be returned, we will place any portion of the initial Net Premium Payments allocated to a Variable Account into the Money Market Variable Account for a 15-day period following the date on which we credit the initial Premium Payment to your Contract. At the end of that period, the amount in the Money Market Variable Account will be allocated to the Variable Accounts you selected on your application based on the allocation percentages you specified.

DESIGNATING YOUR INVESTMENT OPTIONS


     When you fill out your application, you will give us instructions on how to allocate your first Net Premium Payment among the eighteen Variable Accounts and the Fixed Account. The amount you direct to a particular Variable Account and/or to the Fixed Account must equal at least 1% of the Premium Payment.


     Once we receive your Premium Payment and your completed application at the Service Center, we will issue your Contract and direct your first Net Premium Payment within two (2) Business Days to the Variable Accounts and/or the Fixed Account in accordance with your instructions, subject to the limitations set forth above under "Cancellation -- The 10-Day Free Look Period."

     If you did not give us all the information we need, we will contact you. If we cannot complete the application within five (5) Business Days, we will either send back your money immediately or obtain your permission to keep your money until we receive all the necessary information. Once the application is complete, we will direct your first Net Premium Payment to the Variable Accounts and/or the Fixed Account according to your instructions within two Business Days.

     We will credit any additional Premium Payments you make to your Contract as of the same Business Day we receive them. Our Business Day closes when the New York Stock Exchange closes, usually at 4 p.m. Eastern Time. If we receive your Premium Payments after the close of our Business Day, we will calculate and credit them the next Business Day. We will direct your Premium Payment to the Variable Accounts and/or the Fixed Account according to your written instructions in effect at the time we receive it. However, you may direct individual Premium Payments to a specific Variable Account or to the Fixed Account (or any combination thereof) without changing your instructions. You may change your instructions directing your investments at any time by sending us a Written Request or by telephone authorization. Changing such instructions will not change the way existing Contract Value is apportioned among the Variable Accounts or the Fixed Account.

THE CONTRACT VALUE ALLOCATED TO A VARIABLE ACCOUNT WILL VARY WITH THE INVESTMENT EXPERIENCE OF THAT VARIABLE ACCOUNT. YOU BEAR THE ENTIRE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE VARIABLE ACCOUNTS. YOU SHOULD PERIODICALLY REVIEW YOUR PREMIUM PAYMENT ALLOCATION INSTRUCTIONS IN LIGHT OF MARKET CONDITIONS AND YOUR OVERALL FINANCIAL OBJECTIVES.

SEPARATE ACCOUNT VALUE

     The value of your investment in the Separate Account will go up or down depending on the investment experience of the Portfolios underlying the Variable Accounts you select for investment. Separate Account Value will be decreased by any partial withdrawals, transfers and Separate Account charges. There is no guaranteed minimum Separate Account Value. Because the value in the Separate Account of your Contract on any future date depends upon market conditions, it cannot be predetermined.

     Calculating Separate Account Value. The Separate Account Value is determined at the end of each Business Day. It is the sum of the assets you have in each of the Variable Accounts. To measure the value of each Variable Account, we use a unit of measure called an Accumulation Unit.

     Determining the Number of Accumulation Units. Any money you allocate or transfer to a Variable Account will be converted into Accumulation Units and will increase the number of Accumulation Units credited to the Variable Account. We determine the number of Accumulation Units to be credited to the Variable Account by dividing the dollar amount of the payment or transfer by the Accumulation Unit value for that Variable Account as of the end of that Business Day. (See "Determining Accumulation Unit Value" below.)

     Any amounts transferred, withdrawn or deducted from a Variable Account will be processed by cancelling or liquidating Accumulation Units. The number of Accumulation Units to be cancelled is determined by dividing the dollar amount being removed from a Variable Account by the value of an Accumulation Unit for that Variable Account as of the end of the Business Day during which the amount was removed. The number of Accumulation Units in any Variable Account will be decreased at the end of each Business Day by:

        (a) any amounts transferred (and any applicable Transfer Fee) from that Variable Account to another Variable Account or to the Fixed Account,

        (b) any amounts withdrawn during that Business Day,

        (c) any Withdrawal Charge or premium tax assessed upon a full or partial withdrawal, and

        (d) the quarterly Contract Fee, if assessed on that Business Day.

     Determining Accumulation Unit Value. On the first day of operation for each Variable Account, the value of an Accumulation Unit for that Variable Account is set at $10. We recalculate the value of an Accumulation Unit for each Variable Account at the end of each Business Day. Accumulation Unit Value is calculated by multiplying the value of an Accumulation Unit at the end of the immediately preceding Business Day by the Variable Account's Net Investment Factor for the current Business Day. The Net Investment Factor for each Variable Account reflects the investment performance and capital gains and losses (whether realized or unrealized) of the underlying Portfolio and certain Separate Account charges for that Business Day. The formula for computing the Net Investment Factor may be found in the Statement of Additional Information.

                      TRANSFERS BETWEEN INVESTMENT OPTIONS

     General. Before the Annuity Start Date and subject to the restrictions described below, you may transfer all or part of the amount in a Variable Account or the Fixed Account to another Variable Account or the Fixed Account.


     If you transfer money out of an Eligible Variable Account, you will reduce the value of the Eligible Premium Payment on which your Living Benefit is based. (See "Living Benefit.") IT IS IMPORTANT THAT YOU READ THE SECTION ON "LIVING BENEFIT" BEFORE YOU MAKE A TRANSFER IF YOU HAVE SELECTED THE LIVING BENEFIT OPTION.


     Transfers to the Fixed Account must be at least $1,000. Before the Annuity Start Date, you may transfer up to 20% of the Fixed Account Value (as determined at the beginning of the Contract Year) from the Fixed Account to one or more of the Variable Accounts in any Contract Year. We measure a Contract Year from the anniversary of the day we issued your Contract. We do not charge a Transfer Fee for transfers from the Fixed Account to one or more Variable Accounts and such a transfer is not considered a transfer for purposes of assessing a transfer charge.

     Transfers will be made as of the Business Day on which we receive your Written Request or telephone authorization to transfer, provided we receive it before the close of our Business Day, usually 4:00 p.m. Eastern Time. If we receive your request after the close of our Business Day, we will make the transfer as of the next Business Day. There currently is no limit on the number of transfers that you can make before the Annuity Start Date among or between Variable Accounts or to the Fixed Account.

     Telephone Transfers. We will make a transfer based upon instructions you give us over the telephone, provided we have on file a currently valid telephone transfer authorization that you have signed. If you have not completed such an authorization on your application, you must send a telephone transfer authorization form to our Service Center. Your authorization is valid until you revoke it in writing or until the Service Center receives a subsequently dated form that you have signed. You may use your telephone to authorize a transfer from one Variable Account or the Fixed Account to another Variable Account or the Fixed Account, to change the allocation instructions for future investments, to change Dollar-Cost Averaging, interest sweep and Automatic Account Balancing options and/or to request a partial withdrawal.

     We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If we follow such procedures we will not be liable for any losses due to unauthorized or fraudulent instructions. We may be liable for such losses if we do not follow those reasonable procedures. The procedures that we may follow for telephone transfers include providing you with a written confirmation of all transfers made according to telephone instructions, requiring a form of personal identification prior to acting on instructions received by telephone, and tape recording instructions received by telephone.

     We reserve the right to modify, restrict, suspend or eliminate the transfer privileges (including the telephone transfer facility) at any time, for any class of Contracts, for any reason. In particular, we reserve the right not to honor transfers requested by a third party holding a power of attorney from you where that third party requests simultaneous transfers on your behalf of two or more Contracts.


     Transfer Fee. We will impose a transfer fee of $25 for the thirteenth and each subsequent transfer request you make per Contract Year. For the purpose of assessing the Transfer Fee, each Written Request will be considered to be one transfer, regardless of the number of Variable Accounts affected by the transfer. There is currently no limit on the number of transfers you can make of Contract Value from one or more Variable Accounts to another one or more of the Variable Accounts or the Fixed Account during a single Contract Year before the Annuity Start Date. (See "Charges and Deductions.")



     Dollar-Cost Averaging. The Dollar-Cost Averaging program permits you to systematically transfer (on a monthly or quarterly basis) a set dollar amount from one or more Variable Accounts or the Fixed Account to any other Variable Accounts. The fixed dollar amount will purchase more Accumulation Units of a Variable Account when their value is lower and fewer units when their value is higher. Over time, the cost per unit averages out to be less than if all purchases of units had been made at the highest value and greater than if all purchases had been made at the lowest value. The dollar-cost averaging method of investment reduces the risk of making purchases only when the price of Accumulation Units is high. It does not assure a profit or protect against a loss in declining markets.


     You may elect to participate in the Dollar-Cost Averaging program when you complete your application, or at any other time before the Annuity Start Date, by sending us a Written Request. To use the Dollar-Cost Averaging program, you must transfer at least $100 to each Variable Account. Once you elect the program, it remains in effect for the life of the Contract until the value of the Variable Account from which transfers are being made is depleted, and/or the value of the Fixed Account is expended, or until you cancel the program by Written Request or by telephone request if we have your telephone authorization on file. There is no additional charge for dollar-cost averaging, and a transfer under this program is not considered a transfer for purposes of assessing a transfer change. We reserve the right to discontinue offering the Dollar-Cost Averaging program at any time and for any reason.



     Dollar-Cost Averaging from an Eligible Variable Account will reduce the value of the Eligible Premium Payment on which the Living Benefit is based. (See "Living Benefit.")


     Interest Sweep. Before the Annuity Start Date, you may elect to have any interest credited to the Fixed Account automatically transferred on a quarterly basis to one or more Variable Accounts. There is no charge for interest sweep transfers and an interest sweep transfer is not considered a transfer for purposes of assessing a transfer charge. Amounts transferred out of the Fixed Account due to an interest sweep transfer are counted toward the 20% of Fixed Account Value that may be transferred out of the Fixed Account during any Contract Year.


     Automatic Account Balancing Service. Once your money has been allocated among the Variable Accounts, the performance of each Variable Account may cause your allocation to shift. You may instruct us to automatically rebalance your Variable Account values (on a monthly or quarterly basis) to return to the percentages specified in your allocation instructions. You may elect to participate in the Automatic Account Balancing Service when you complete your application or at any other time before the Annuity Start Date by sending us a Written Request. Your percentage allocations must be in whole percentages and be at least 1% per allocation. You may start and stop Automatic Account Balancing at any time by sending us a Written Request or by telephone request, if we have your telephone authorization on file. There is no additional charge for using Automatic Account Balancing, and an account balancing transfer is not considered a transfer for purposes of assessing a transfer charge. We reserve the right to discontinue offering the Automatic Account Balancing Service at any time and for any reason.



     Automatic Account Balancing from an Eligible Variable Account will reduce the value of the Eligible Premium Payment on which the Living Benefit is based. (See "Living Benefit.")


                                FEES AND CHARGES

WITHDRAWAL CHARGE


     General. We do not deduct a charge for sales expenses from Premium Payments at the time Premium Payments are paid to us. However, we will deduct any applicable Withdrawal Charge if you fully or partially withdraw Contract Value before the Annuity Start Date. We do not assess a Withdrawal Charge on withdrawals made in the event the Contract terminates due to your death or the death of the Annuitant, or if you decide to begin to receive annuity payments and you choose an annuity payout plan with a life contingency or an annuity payout plan with a period certain of at least 10 years.


     The amount of the Withdrawal Charge you may incur depends on the Withdrawal Charge Option you choose at the time you purchase your Contract. ONCE YOU CHOOSE YOUR WITHDRAWAL CHARGE OPTION, YOU CANNOT CHANGE IT. If your initial Premium Payment is $100,000 or more, you may choose one of two Free Withdrawal Options at the time you complete your application.

     Withdrawal Charge Options. When you purchase your Contract, you must choose between two Withdrawal Charge Options.

     The DATE OF ISSUE WITHDRAWAL CHARGE OPTION is designed for the owner who wishes to make additional Premium Payments periodically over the life of the Contract. The charge expires after the ninth Contract Year, benefiting those owners who intend to continue to make Premium Payments after the ninth Contract Year.


     The PREMIUM PAYMENT WITHDRAWAL CHARGE OPTION is more suitable for the owner who currently intends to make only a single Premium Payment or several Premium Payments close in time to the date the Contract is issued. This withdrawal charge option is not designed for the owner who intends to make additional Premium Payments over an extended period of time because each time you make another Premium Payment, the seven-year period for paying the Withdrawal Charge begins again with respect to that payment.



     The Withdrawal Charge is separately calculated for each withdrawal you make. For purposes of calculating the Withdrawal Charge, the money that has been held the longest in the Contract will be deemed to be the first money withdrawn. This is called the "first in, first out" method of accounting or "FIFO." In addition, amounts subject to the Withdrawal Charge will be deemed to be first from Premium Payments, and then from earnings. This means that we will not deduct a Withdrawal Charge on withdrawals of that portion of your Contract Value that exceeds the sum total of your Premium Payments.


     IF YOU CHOOSE THE DATE OF ISSUE WITHDRAWAL CHARGE OPTION: We will impose a Withdrawal Charge on all partial or full withdrawals of Premium Payments that you make during the first nine Contract Years if the amount of the withdrawal exceeds the Free Withdrawal Amount. The Withdrawal Charge is calculated as a percentage of the amount you withdraw based on the number of years between the date we receive your Written Request for withdrawal and the Date of Issue. The rate of the Withdrawal Charge is listed in the table below. Under this option, no Withdrawal Charge is deducted from full or partial withdrawals that you make in Contract Years ten and later.

                                                         CHARGE AS PERCENTAGE
                     CONTRACT YEAR                       OF PREMIUM PAYMENTS
                     -------------                       --------------------
     1-6...............................................          7.0%
     7.................................................          6.0
     8.................................................          4.0
     9.................................................          2.0
     10+...............................................            0

     IF YOU CHOOSE THE DATE OF PREMIUM PAYMENT WITHDRAWAL CHARGE OPTION: We will calculate the Withdrawal Charge by determining the length of time between the date we receive your Written Request for a withdrawal and the date you made the Premium Payment being withdrawn. We will deduct a Withdrawal Charge if you withdraw a Premium Payment that we have held for less than seven Premium Payment Years if it is greater than the Free Withdrawal Amount.

                        PREMIUM                          CHARGE AS PERCENTAGE
                     PAYMENT YEAR                        OF PREMIUM PAYMENTS
                     ------------                        --------------------
     1.................................................          7.0%
     2.................................................          6.0
     3.................................................          5.0
     4.................................................          4.0
     5.................................................          3.0
     6.................................................          2.0
     7.................................................          1.0
     8+................................................            0

     Any applicable Withdrawal Charge is deducted pro-rata from the remaining value in the Variable Accounts or Fixed Account from which the withdrawal is being made. If such remaining Separate Account Value or Fixed Account Value is insufficient for this purpose, the Withdrawal Charge is deducted pro-rata from all Variable Accounts and the Fixed Account in which the Contract is invested based on the remaining Contract Value in each Variable Account and the Fixed Account.


     Free Withdrawal Amount. In any Contract Year after the first, you may withdraw a portion of your Contract Value without incurring a Withdrawal Charge. This amount is called the Free Withdrawal Amount. Withdrawals under the Systematic Withdrawal Program are also permitted a Free Withdrawal Amount, as determined below, during the first Contract Year. If your initial Premium Payment is less than $100,000, the Free Withdrawal Amount is 10% of Contract Value each year, as determined at the beginning of the Contract Year. If you do not withdraw the full 10% in any Contract Year after the first, the remaining amount does not roll over to the next Contract Year.


     If your initial Premium Payment is $100,000 or more, the Free Withdrawal Amount depends on the Free Withdrawal Option you choose at the time you purchase your Contract. Once you choose an option, you cannot change it.


     IF YOU CHOOSE THE CUMULATIVE 10% OPTION: After the first Contract Year, you may withdraw up to 10% of your Contract Value as of the beginning of each Contract Year and we will not charge you a Withdrawal Charge on that amount. If you do not withdraw the full 10% in any one Contract Year, the remaining percentage may be rolled over to the next Contract Year, up to a maximum of 50% of Contract Value after 5 years measured as of the beginning of each Contract Year.


     IF YOU CHOOSE THE EARNINGS OPTION: After the first Contract Year, you may withdraw part or all of your earnings under the Contract at any time without incurring a Withdrawal Charge. Earnings are equal to your Contract Value minus Premium Payments, transfers and partial withdrawals.


     Amounts withdrawn in excess of the Free Withdrawal Amount will be assessed a Withdrawal Charge, depending on the Withdrawal Charge Option you choose. (See "Withdrawal Charge.") Free withdrawals may be subject to the 10% federal penalty tax if made before you reach age 59 1/2.


     Waiver of Withdrawal Charge. If state law permits, we will waive the Withdrawal Charge if the Annuitant or the Annuitant's spouse is confined for a specified period to a hospital (as described in the Contract) or a long term care facility (as described in the Contract). If the Annuitant becomes terminally ill (as described in the Contract) before the Annuity Start Date and if permitted by state law, we will waive the Withdrawal Charge on any full withdrawal or any partial withdrawal, provided the partial withdrawal is at least $500 and a $5,000 balance remains in the Accounts after the withdrawal. We must receive your Written Request to waive the charge before the Annuity Start Date.


     Under the terms of the Post-Secondary Education Rider, if you, your spouse, your child or the Annuitant is enrolled in a college, university, vocational, technical, trade or business school, we will waive the Withdrawal Charge on one withdrawal of up to 20% of Contract Value in each Contract Year before the Annuity Start Date while the Annuitant is alive, so long as this waiver is permitted by state law. The maximum withdrawal permitted under the Post-Secondary Education Rider, when combined with the Free Withdrawal Amount, is 20% of Contract Value per Contract Year. Before the withdrawal, we must receive at our Home Office written proof of enrollment to our satisfaction within one (1) year of the date of enrollment. (See "Free Withdrawal Amount" and the Statement of Additional Information.)


     Employee and Agent Purchases. If state law permits, we will waive the Withdrawal Charge on any full or partial withdrawals from Contracts sold to agents or employees of Indianapolis Life Insurance Company (or its affiliates and subsidiaries).

CONTRACT FEE

     At the end of each Contract quarter (or on the date of full withdrawal of Contract Value) before the Annuity Start Date, we will deduct from the Contract Value a quarterly contract fee of $7.50 as reimbursement for our administrative expenses relating to the Contract. The fee will be deducted from each Variable Account and the Fixed Account based on the proportion that the value in each such Variable Account and the Fixed Account bears to the total Contract Value. We will not charge the Contract Fee after an annuity payout plan has begun. Deduction of the Contract Fee is currently waived for all Qualified Contracts. We also currently waive deduction of the Contract Fee for Non-Qualified Contracts whose cumulative Premium Payments on the date the Contract Fee is assessed are equal to or greater than $100,000. We reserve the right to modify this waiver upon 30 days written notice to you.

ASSET-BASED ADMINISTRATIVE CHARGE

     We will deduct a daily administrative charge as compensation for certain expenses we incur in the administration of the Contract. The charge is deducted from the assets of the Separate Account at an annual rate of 0.15%. We will continue to assess this charge after annuitization if annuity payments are made on a variable basis. There is no necessary relationship between the amount of this administrative charge and the amount of expenses that may be attributable to a particular Contract.

TRANSFER FEE

     A transfer fee of $25 will be imposed for the 13th and each subsequent transfer during a Contract Year. For the purpose of assessing the Transfer Fee, each Written Request would be considered to be one transfer, regardless of the number of Variable Accounts affected by the transfer. The transfer fee will be deducted from the Variable Account from which the transfer is made. If a transfer is made from more than one Variable Account at the same time, the transfer fee would be deducted pro-rata from the remaining Separate Account Value in such Variable Account(s). We reserve the right to waive the transfer fee.

MORTALITY AND EXPENSE RISK CHARGE

     As compensation for assuming mortality and expense risks, we will deduct a daily mortality and expense risk charge from the assets of the Separate Account. The charge is at a daily rate of 0.003404%. If applied on an annual basis this rate would be 1.25% (approximately 0.90% for mortality risk and 0.35% for expense risk). This charge will continue to be assessed if annuity payments are made on a variable basis either before or after the Annuity Start Date.


     The mortality risk we assume is that Annuitants may live for a longer period of time than estimated when the guarantees in the Contract were established. Because of these guarantees, each Annuitant is assured that longevity will not have an adverse effect on the annuity payments received. The mortality risk that we assume also includes a guarantee to pay a Death Benefit if the Annuitant dies before the Annuity Start Date. The expense risk that we assume is the risk that the administrative fees and transfer fees (if imposed) may be insufficient to cover actual future expenses. We may use any profits from this charge to pay the costs of distributing the Contracts.


FUND EXPENSES


     Because the Separate Account purchases shares or units of the various Portfolios of the Funds, the net assets of the Separate Account will be reduced by the investment advisory fees and other operating expenses incurred by such Portfolios. See the accompanying prospectuses for the Portfolios.


PREMIUM TAXES

     Various states and other governmental entities charge a premium tax on annuity contracts issued by insurance companies. Premium tax rates currently range up to 3.5%, depending on the state. Tax rates are subject to change from time to time by legislative and other governmental action. In addition, other governmental units within a state may levy such taxes. We are responsible for the payment of these taxes and, if necessary, we will make a deduction from the value of your Contract either: (a) from Premium Payments as we receive them, (b) from Contract Value upon partial or full withdrawal, (c) when annuity payments begin, or (d) upon payment of a Death Benefit. We, however, reserve the right to deduct premium taxes at the time such taxes are paid to the taxing authority.

OTHER TAXES


     Currently, no charge is made against the Separate Account for any federal, state or local taxes (other than premium taxes) that we incur or that may be attributable to the Separate Account or the Contracts. We may, however, deduct such a charge in the future from Surrender Value, Death Benefits or annuity payments, as appropriate. Such taxes may include taxes (levied by any government entity) which we determine to have resulted from: (1) the establishment or maintenance of the Separate Account, (2) receipt by us of Premium Payments, (3) issuance of the Contracts, or (4) the payment of annuity payments.


                               THE PAYOUT PERIOD


     The Payout Period is that period of time during which you will receive a steady stream of annuity payments from the money you have accumulated under your Contract. The Payout Period begins on the Annuity Start Date. You may choose to receive your annuity payments on a fixed or variable basis, or a combination of both. If you choose to have your Payout Option on a variable basis, you may keep the same Variable Accounts to which your Premium Payments were allocated during the Pay-in Period, or transfer to different Variable Accounts.



     THE ANNUITY START DATE. If you own a Non-Qualified Contract, you may select the Annuity Start Date on which you will begin to receive annuity payments. If you do not specify a date, the Annuity Start Date is the later of the Annuitant's age 70 or 10 years after the Date of Issue. For Qualified Contracts purchased in connection with qualified plans under Code sections 401(a), 401(k), 403(b) and 457, the Code requires that the Annuity Start Date must be no later than April 1 of the calendar year following the later of the year in which the Owner (i) reaches age 70 1/2 or (ii) retires and the payment must be made in a specified form or manner. If the Owner is a "5 percent owner" (as defined in the Code), or in the case of an IRA that satisfies Code section 408, the Annuity Start Date must be no later than the date described in (i). Roth IRAs under Section 408A of the Code do not require distributions at any time prior to the Owner's death.



     If you have chosen the Living Benefit option at the time you purchase the Contract and you select an Annuity Start Date that is earlier than the Living Benefit Date (i.e., 10 years after the Date of Issue), you will lose your eligibility for the Living Benefit. (See "Living Benefit.")



     We will start annuity payments to the Annuitant on the Annuity Start Date shown in your contract, unless you change the date. You may change your Annuity Start Date if: (1) we receive your Written Request at the Service Center at least 31 days before the current Annuity Start Date, and (2) the Annuity Start Date you request is a Contract Anniversary or it is the date on which you fully withdraw the Surrender Value.


     ANNUITY PAYOUT OPTIONS. You may elect, revoke, or change your annuity payout plan at any time before the Annuity Start Date while the Annuitant is living by sending us a Written Request signed by you and/or your beneficiary, as appropriate. You may choose one of the payout plans described below or any other plan being offered by us as of the Annuity Start Date. The payout plans we currently offer provide either variable annuity payments or fixed annuity payments or a combination of both.

     You may select to receive annuity payments on a monthly, quarterly, semi-annual or annual basis. The first payment under any payout plan will be made on the fifteenth day of the month immediately following the Annuity Start Date. Subsequent payments shall be made on the fifteenth of the month.


     If you do not select an annuity payout plan by the Annuity Start Date, we will apply the adjusted Contract Value under Option 3, One Life Income with payments guaranteed for 10 years, as described below. The adjusted Contract Value will be allocated to a fixed and variable payout in the same proportion that your interest in the Fixed and Variable Accounts bears to the total Contract Value on the Annuity Start Date.

     Anytime before the Annuity Start Date, you may have the entire Surrender Value paid to you as an annuity under one of the payout plans. A beneficiary may have the Death Benefit paid as an annuity under one of the payout plans.


     We reserve the right to pay you the adjusted Contract Value in a lump sum and not as an annuity if your adjusted Contract Value after the Annuity Start Date would be less than $2,500, or the amount of annuity payments would be less than $25.

     DETERMINING THE AMOUNT OF THE ANNUITY PAYMENT. On the Annuity Start Date, the adjusted Contract Value will be used to calculate your annuity payments under the payout plan you select, unless you choose to receive the Surrender Value in a lump sum. In certain states, we must use the Surrender Value of your Contract to calculate your annuity payments under the payout plan you choose, rather than the adjusted Contract Value.

     The adjusted Contract Value is the Contract Value on the Annuity Start
Date:

        (1) MINUS the quarterly Contract Fee;

        (2) MINUS any applicable premium taxes not yet deducted; and

        (3) for an installment income annuity payout plan with a payout period of less than 10 years, MINUS any applicable Withdrawal Charge.


     For Qualified Contracts, the amount of any outstanding loan is also deducted; distributions must satisfy certain requirements specified in the Code.


     We do not assess a Withdrawal Charge if you choose an annuity payout plan with a life contingency or an installment payout plan with a period certain of at least 10 years.

FIXED ANNUITY PAYMENTS


     Fixed annuity payments are periodic payments that we make to the Annuitant. The amount of the fixed annuity payment is fixed and guaranteed by us. The amount of each payment depends only on the form and duration of the payout plan you choose, the age of the Annuitant, the sex of the Annuitant (if applicable), the amount of your adjusted Contract Value and the applicable annuity purchase rates in the Contract. The annuity purchase rates in the Contract are based on a minimum guaranteed interest rate of 3.0%. We may, in our sole discretion, make annuity payments in an amount based on a higher interest rate.


VARIABLE ANNUITY PAYMENTS

     As with fixed annuity payments, variable annuity payout plans guarantee income either for life or the number of years that you have chosen. The amount of your variable annuity payments will depend on the current value of the underlying investments, which varies over time. Your contract will contain annuity tables which demonstrate how the initial annuity payment rate is derived. This rate is different for each payout plan, and varies by age and sex of the annuitant. The contract will also permit you to choose a benchmark rate of return for the Payout Period. You may choose a benchmark rate of 3.0%, 4.0% or 5.0% annually. If the net investment performance is greater than this benchmark rate, your payments will increase. If the performance falls below this benchmark, your payments will decline. Therefore, if you choose a 5.0% benchmark rate, you assume more risk that your income check may occasionally decline than if you choose a 3.0% benchmark rate. For further details on Variable Annuity Payments, see the Statement of Additional Information.

     Transfers. After the Annuity Start Date, an Annuitant may change the Variable Account(s) in which the annuity payout plan is invested once per Contract Year by sending us a Written Request. No charge is assessed for this transfer. We will make the transfer by exchanging annuity units of one Variable Account for another Variable Account on an equivalent dollar value basis. See the Statement of Additional Information for examples of annuity unit value calculations and variable annuity payment calculations.

DESCRIPTION OF ANNUITY PAYOUT OPTIONS


     Option 1 -- Installment Income For a Fixed Period. Under this option, we will make equal monthly annuity payments for a fixed number of years between 1 and 30 years. The amount of the payment is not guaranteed if a variable payout plan is selected. If a fixed payout plan is selected, the payments for each $1,000 of Contract Value will not be less than those shown in the Fixed Period Table in Section 13 of the Contract. In the event of the Payee's death, a Successor Payee may receive the remaining payments or may elect to receive the present value of the remaining payments in a lump sum. If there is no Successor Payee, the present value of the remaining payments will be paid to the estate of the last surviving Payee.



     Option 2 -- Installment Income In a Fixed Amount. Under this option, we will make equal monthly payments of $5.00 or more for each $1,000 of Contract Value used to purchase the option until the full amount is paid out. In the event of the Payee's death, a Successor Payee may receive the payments or may elect to receive the present value of the remaining payments in a lump sum. If there is no Successor Payee, the present value of the remaining payments will be paid to the estate of the last surviving Payee.



     Option 3 -- One Life Income. Under this option, we will make an annuity payment each month so long as the Payee is alive,* or for a guaranteed 10 or 20 year period. If when the Payee dies, we have made annuity payments for less than the selected guaranteed period to the Successor Payee, we will continue to make annuity payments for the rest of the guaranteed period. The amount of each payment is not guaranteed if a variable payout plan is selected. If a fixed payout plan is selected, the payment for each $1,000 of Contract Value used to purchase the option will not be less than that shown in the One Life Table in
Section 12 of the Contract. Payments guaranteed for 10 or 20 years certain may be commuted. Payments guaranteed only for the life of the Payee may not be commuted.


     Option 4 -- Joint and Survivor Life Income. Under this option, we will make annuity payments each month so long as two Payees are alive, or if one Payee dies to the surviving Payee.* If one Payee dies before the due date of the first payment, the surviving Payee will receive payments under Option 3 -- One Life Income with payments guaranteed for 10 years. The payments may not be commuted.

     The amount of each payment will be determined from the tables in the Contract that apply to the particular option using the Annuitant's age (and if applicable, sex). Age will be determined from the last birthday at the due date of the first payment.

                          WITHDRAWAL OF CONTRACT VALUE


     Full Withdrawals. At any time before the Annuity Start Date, you may withdraw fully from the Contract for its Surrender Value. The Surrender Value is equal to the Contract Value MINUS (1) any applicable Withdrawal Charges; MINUS
(2) any premium taxes not previously deducted; and MINUS (3) the Contract Fee unless waived. For Qualified Contracts, any outstanding loan balance is also deducted. The Surrender Value will be determined as of the Business Day that we receive your Written Request requesting full withdrawal and your Contract at our Service Center. The Surrender Value will be paid in a lump sum unless you request payment under a payout plan. (See "The Payout Period.") A full withdrawal may have adverse federal income tax consequences, including a penalty tax. (See "Federal Tax Matters.")



     Partial Withdrawals. At any time before the Annuity Start Date, you may send a Written Request to us to withdraw part of your Contract Value. You must withdraw at least $250. We will withdraw the amount you request from the Contract Value as of the Business Day on which we receive your Written Request for the partial withdrawal. We will then reduce the amount remaining in the Contract by any applicable Withdrawal Charge. Your Contract Value after a partial withdrawal must be at least $1,000. If your Contract Value after a partial withdrawal is less than $1,000, we reserve the right to pay you the Surrender Value in a lump sum. (See "Fees and Charges -- Withdrawal Charge.")


---------------
* IT IS POSSIBLE UNDER THIS OPTION TO RECEIVE ONLY ONE ANNUITY PAYMENT IF THE PAYEE DIES (OR PAYEES DIE) BEFORE THE DUE DATE OF THE SECOND PAYMENT OR TO RECEIVE ONLY TWO ANNUITY PAYMENTS IF THE PAYEE DIES (OR PAYEES DIE) BEFORE THE DUE DATE OF THE THIRD PAYMENT, AND SO ON.

     You may specify how much you wish to withdraw from each Variable Account and/or the Fixed Account. If you do not specify, or if you do not have sufficient assets in the Variable Accounts or Fixed Account you specified to comply with your request, we will make the partial withdrawal on a pro rata basis from the Fixed Account and those Variable Accounts in which you are invested. We will base the pro rata reduction on the ratio that the value in each Variable Account and the Fixed Account has to the entire Contract Value before the partial withdrawal.



     If you withdraw money from an Eligible Variable Account, you will reduce the value of the Eligible Premium Payment on which your Living Benefit is based. IT IS IMPORTANT THAT YOU READ THE SECTION ON "LIVING BENEFIT" BEFORE YOU MAKE A WITHDRAWAL IF YOU HAVE SELECTED THE LIVING BENEFIT OPTION.


     INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO ANY WITHDRAWAL YOU MAKE. (See "Federal Tax Matters.")

     Systematic Withdrawal Program. The Systematic Withdrawal Program provides an automatic monthly or quarterly payment to you, the Owner, from the amounts you have accumulated in the Variable Accounts and/or the Fixed Account. The minimum amount you may withdraw is $100. The maximum amount that may be transferred and withdrawn out of the Fixed Account in any Contract Year under all circumstances (Dollar-Cost Averaging, Systematic Withdrawals and Partial Withdrawals) is 20% of the Fixed Account Value as determined at the beginning of the Contract Year. To use the program, you must maintain a $1,000 balance in your Contract. You may elect to participate in the Systematic Withdrawal Program at any time before the Annuity Start Date by sending a Written Request to our Service Center. Once you elect the program, it remains in effect unless the balance in your Contract drops below $1,000. You may cancel the program at any time by sending us a Written Request or by calling us by telephone if we have your telephone authorization on file.

     We will assess a Withdrawal Charge on these withdrawals, unless the amount you withdraw under the Systematic Withdrawal Program qualifies as a Free Withdrawal Amount or unless Withdrawal Charges no longer apply to the amounts withdrawn. Withdrawals under the Systematic Withdrawal Program are permitted a Free Withdrawal Amount during the first Contract Year. (See "Fees and
Charges -- Withdrawal Charge.") We do not deduct any other charges for this program.

     All Systematic Withdrawals will be paid to you on the same day each month, provided that day is a Business Day. If it is not, then payment will be made on the next Business Day. Systematic withdrawals may be taxable, subject to withholding, and subject to a 10% penalty tax. (See "Federal Tax Matters.") We reserve the right to discontinue offering the Systematic Withdrawal Program at any time and for any reason.


     Systematic Withdrawals from an Eligible Variable Account will reduce the value of the Eligible Premium Payment on which the Living Benefit is based. (See "Living Benefit.")


     Full and Partial Withdrawal Restrictions. Your right to make full and partial withdrawals is subject to any restrictions imposed by applicable law or employee benefit plan.


     Restrictions on Distributions from Certain Types of Contracts. There are certain restrictions on full and partial withdrawals from Contracts used as funding vehicles for Code Section 403(b) retirement programs. Section 403(b)(11) of the Code restricts the distribution under Section 403(b) annuity contracts of: (i) elective contributions made in years beginning after December 31, 1988;
(ii) earnings on those contributions; and (iii) earnings in such years on amounts held as of the last year beginning before January 1, 1989. Distributions of those amounts may only occur upon the death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.


                                 CONTRACT LOANS

     If your Contract is issued to you in connection with retirement programs meeting the requirements of Section 403(b) of the Code (other than those programs subject to Title I of the Employee Retirement Income Security Act of
1974), you may borrow from us using your Contract as collateral. Loans such as these are subject to the provisions of any applicable retirement program and to the Code. You should, therefore, consult your tax and retirement plan advisers before taking a contract loan.

     At any time prior to the year the Owner reaches age 70 1/2, you may borrow the lesser of (1) the maximum loan amount permitted under the Code, and (2) 90% of the Surrender Value of your Contract less any existing loan amount, determined as of the date of the loan. Loans in excess of the maximum amount permitted under the Code will be treated as a taxable distribution rather than a loan. The minimum loan amount is $1,000. We will only make contract loans after approving your written application. The written consent of all assignees and irrevocable beneficiaries must be obtained before a loan will be given.

     When a loan is made, we will transfer an amount equal to the amount borrowed from Separate Account Value or Fixed Account Value to the loan account. The loan account is part of our general account, and Contract Value in the loan account does not participate in the investment experience of any Variable Account or Fixed Account. You must indicate in the loan application from which Variable Accounts or Fixed Account, and in what amounts, Contract Value is to be transferred to the loan account. In the absence of any such instructions from you, the transfer(s) are made pro-rata on a last-in, first out ("LIFO") basis from all Variable Accounts having Separate Account Value and from the Fixed Account. Loans may be repaid by you at any time before the Annuity Start Date. Upon the repayment of any portion of a loan, an amount equal to the repayment will be transferred from the loan account to the Variable Account(s) or Fixed Account as designated by you or according to your current Premium Payment allocation instructions.

     We charge interest on contract loans at an effective annual rate of 6.0%. We pay interest on the Contract Value in the loan account at rates we determine from time to time but never less than an effective annual rate of 3.0%. Consequently, the net cost of a loan is the difference between 6.0% and the rate being paid from time to time on the Contract Value in the loan account. We may declare from time to time higher current interest rates. Different current interest rates may be applied to the loan account than the rest of the Fixed Account. If not repaid, loans will automatically reduce the amount of any Death Benefit, the amount payable upon a partial or full withdrawal of Contract Value and the amount applied on the Annuity Start Date to provide annuity payments.

     If at any time, the loan amount of a Contract exceeds the Surrender Value, the Contract will be in default. In this event, we will send you a written notice of default stating the amount of loan repayment needed to reinstate the Contract, and you will have 60 days, from the day the notice is mailed, to pay the stated amount. If we do not receive the required loan repayment within 60 days, we will terminate the Contract without value. In addition, in order to comply with the requirements of the Code, loans must be repaid in substantially equal installments, at least quarterly, over a period of no longer than five years (which can be longer for certain home loans). If these requirements are not satisfied, or if the Contract terminates while a loan is outstanding, the loan balance will be treated as a taxable distribution and may be subject to penalty tax, and the treatment of the Contract under Section 403(b) of the Code may be adversely affected.

     Any loan amount outstanding at the time of your death or the death of the Annuitant is deducted from any Death Benefit paid. In addition, a contract loan, whether or not repaid, will have a permanent effect on the Contract Value because the investment experience of the Separate Account and the interest rates applicable to the Fixed Account do not apply to the portion of Contract Value transferred to the loan account. The longer the loan remains outstanding, the greater this effect is likely to be.

                                 DEATH BENEFITS

DEATH BENEFITS BEFORE THE ANNUITY START DATE

     Death Benefit. If the Annuitant dies before the Annuity Start Date, the Beneficiary will receive a Death Benefit. If you do not choose the Enhanced Death Benefit option, the Death Benefit will be equal to the greater of:

        (1) the sum of all Premium Payments made under the Contract, LESS partial withdrawals, as of the date we receive due proof of the deceased's death and payment instructions; or

        (2) the Contract Value as of the date we receive due proof of the deceased's death and payment instructions;

LESS any applicable premium taxes not previously deducted.

     Enhanced Death Benefit. If you elect the three year stepped-up Enhanced Death Benefit option at the time of purchase, the minimum Enhanced Death Benefit payable upon the death of the Annuitant before the Annuity Start Date will be reset every third year on the Death Benefit Anniversary if the Contract Value on such Death Benefit Anniversary is greater than the Contract Value on the previous Death Benefit Anniversary. The Enhanced Death Benefit will equal the greater of:

        (1) the Contract Value as of the date we receive due proof of the deceased's death and payment instructions; or

        (2) the highest Contract Value as of any Death Benefit Anniversary preceding the date the Enhanced Death Benefit is determined, plus any Premium Payments, and minus any withdrawals and charges, incurred between such Death Benefit Anniversary and the date the Enhanced Death Benefit is determined. This value is initially set on the first Death Benefit Anniversary and equals the greater of: (a) the sum of Premium Payments, MINUS partial withdrawals; or (b) Contract Value, on that date. This value will be reset on every future Death Benefit Anniversary (that is, every third Contract Anniversary) to equal Contract Value on that date only if Contract Value on that Death Benefit Anniversary is greater than the Enhanced Death Benefit Value on any previous Death Benefit Anniversary. Once reset, this value will never decrease unless partial withdrawals are made;

LESS any applicable premium taxes not previously deducted.

     Age Limitation Under Either Death Benefit Option. If the Annuitant dies at or after age 75 (or ten years after the Date of Issue, whichever is later) but before the Annuity Start Date, the Death Benefit will equal Contract Value, LESS any applicable premium taxes not yet deducted, as of the date we receive due proof of death and payment instructions.

     Loans. If the Contract is a Qualified Contract, any outstanding loan amount on the date the Death Benefit is paid will also be deducted from the Death Benefit.

     Distribution Upon the Owner's Death. If you own the Contract with another person, and one of you dies before the Annuity Start Date, the survivor becomes the sole Beneficiary regardless of your designation. If there is no surviving Owner, your named Beneficiary will become the Beneficiary upon your death. (You may name primary and contingent beneficiaries.) If you have named two or more primary Beneficiaries, they will share equally in the death benefit (described below) unless you have specified otherwise. If there are no living primary Beneficiaries at the time of your death, payments will be made to those contingent Beneficiaries who are living when payment of the death benefit is due. If all the Beneficiaries have predeceased you, we will pay the death benefit to your estate. If you or a Joint Owner who is the Annuitant dies before the Annuity Start Date, then the provisions relating to the death of an Annuitant (described below) will govern.

     If you are not the Annuitant and you die before the Annuitant and before the Annuity Start Date, then the following options are available to your
Beneficiary:

        (1) If such Beneficiary is the spouse of the deceased Owner, the spouse may continue the Contract as the new Owner.

        (2) If such Beneficiary is not the spouse of the deceased Owner:

           (a) such Beneficiary may elect to receive the Contract Value, LESS any premium taxes not yet deducted, in a single sum within 5 years of the deceased Owner's death; or

           (b) such Beneficiary may elect to receive the Contract Value paid out under one of the approved payout plans, provided that distributions begin within one year of the deceased

               Owner's death and the distribution period under the payout plan is for the life of, or for a period not exceeding the life expectancy of, the Beneficiary.

           If such Beneficiary does not elect one of the above options, we will pay the Contract Value, LESS any premium taxes not yet deducted, within five years from the date of the deceased Owner's death.

Under any of the distribution options in this section, "Distribution Upon the Owner's Death," the Beneficiary may exercise all ownership rights and privileges from the date of the deceased Owner's death until the date that the Contract Value is paid. Similar rules apply to Qualified Contracts. The above distribution requirements will apply only upon the death of the first Joint Owner.

     Distribution Upon the Death of the Annuitant. If the Annuitant (including an Owner who is the Annuitant) dies before the Annuity Start Date, we will pay the Death Benefit described above in "Death Benefits Before the Annuity Start Date" in a lump sum to your named Beneficiaries within five years after the date of the Annuitant's death. (You may name primary and contingent beneficiaries.) If you have named two or more primary Beneficiaries, they will share equally in the Death Benefit unless you have specified otherwise. If there are no living primary Beneficiaries at the time of the Annuitant's death, payments will be made to those contingent Beneficiaries who are living when payment of the Death Benefit is due. If all the Beneficiaries have predeceased the Annuitant, we will pay the Death Benefit to you, if living, or the Annuitant's estate. In lieu of a lump sum payment, the Beneficiary may elect, within 60 days of the date we receive due proof of the Annuitant's death, to apply the Death Benefit to a payout plan. (See "Payout Options.")

     If you are also the Annuitant and you die, the provisions described immediately above apply, except that the Beneficiary may only apply the Death Benefit payment to a payout plan if:

        (1) payments under the option begin within one (1) year of the Annuitant's death; and

        (2) payments under the option are payable over the Beneficiary's life or over a period not greater than the Beneficiary's life expectancy.

DEATH OF PAYEE AFTER THE ANNUITY START DATE

     If the Payee dies after the Annuity Start Date, any Joint Payee becomes the sole Payee. If there is no Joint Payee, the Successor Payee becomes the sole Payee. If there is no Successor Payee, the remaining benefits are paid to the estate of the last surviving Payee. The death of the Payee after the Annuity Start Date will have the effect stated in the payout plan pursuant to which annuity payments are being made. If any Owner dies on or after the Annuity Start Date, any payments that remain must be made at least as rapidly as under the payout plan in effect on the date of the your death.

                               THE LIVING BENEFIT


     If you elect the Living Benefit option and if you do not choose to receive annuity payments until you have owned the Contract for at least 10 years, IL Annuity will calculate the Living Benefit for each Eligible Variable Account on the Living Benefit Date. The Living Benefit will be credited to an Eligible Variable Account if the value of the Eligible Variable Account on the Living Benefit Date is less than the current value of the Eligible Premium Payment for that Eligible Variable Account.



     An Eligible Premium Payment is that portion of your first Premium Payment that you allocated to a particular Eligible Variable Account on the Date of Issue. It will be reduced by a percentage of all withdrawals and transfers you make out of that Eligible Variable Account.



     The Living Benefit that we will credit to a particular Eligible Variable Account on the Living Benefit Date is: (a) the value of the Eligible Premium Payment on the Date of Issue for that particular Eligible Variable Account; MINUS (b) a percentage of all withdrawals and transfers from that Eligible Variable Account; MINUS (c) the value of that Eligible Variable Account on the Living Benefit Date.



     The Living Benefit Date is 10 years after the Date of Issue.

     If the Contract is owned by persons who are spouses at the time one Joint Owner dies, the Living Benefit Date will remain the same date. If the Contract is owned by Joint Owners who are not spouses and one of the Joint Owners dies before the Living Benefit Date, the original Living Benefit Date remains in effect provided no distributions have occurred as a result of the Owner's death. (See "Death Benefits.") Currently, all Variable Accounts are Eligible Variable Accounts.



     You will not receive the Living Benefit if you choose an Annuity Start Date that is earlier than the Living Benefit Date.



     A TRANSFER OR A PARTIAL WITHDRAWAL OF PREMIUM PAYMENTS OUT OF AN ELIGIBLE VARIABLE ACCOUNT WILL REDUCE THE VALUE OF ELIGIBLE PREMIUM PAYMENT FOR THE ELIGIBLE VARIABLE ACCOUNT IN THE SAME PROPORTION AS THE TRANSFER OR WITHDRAWAL REDUCED THE VALUE OF THE ELIGIBLE VARIABLE ACCOUNT. EXAMPLES #3 AND 4 BELOW ILLUSTRATE HOW THIS FEATURE OF THE LIVING BENEFIT WORKS.


     For purposes of calculating the value of an Eligible Variable Account, we deem all transfers and withdrawals to be first a withdrawal of Premium Payments, then of earnings. Transfers out of an Eligible Variable Account include transfers resulting from Dollar Cost Averaging or Automatic Account Balancing; withdrawals out of an Eligible Variable Account include withdrawals resulting from the Systematic Withdrawal Payments.

     The following examples illustrate how the Living Benefit works:

          Example #1:


          Suppose an Owner buys a Contract with a single Premium Payment of $50,000 and immediately allocates the $50,000 to an Eligible Variable Account. The Owner does not withdraw or transfer any amounts from the Eligible Variable Account. As of the Living Benefit Date (which is ten years later), $50,000 is the current value of the Eligible Premium Payment on the Living Benefit Date.



          IL Annuity will calculate the Living Benefit for the Eligible Variable Account by comparing the current value of the Eligible Premium Payment in the Eligible Variable Account on the Living Benefit Date ($50,000) to the value of the Eligible Variable Account on the Living Benefit Date. In this example, if the value of the Eligible Variable Account is less than $50,000 (the current value of the Eligible Premium Payment) on the Living Benefit Date, IL Annuity will automatically credit the difference to Contract Value.


          Example #2:


          Assume the same facts as in Example #1, except that the Owner specifies an Annuity Start Date of the sixth Contract Anniversary and begins to receive payments under one of the payout options available under the Contract. On the Living Benefit Date, IL Annuity will not calculate the Living Benefit and will not credit a Living Benefit to Contract Value. By selecting an Annuity Start Date (the 6th Contract Anniversary) that is earlier than the Living Benefit Date (10 years from the Date of Issue), the Owner forfeited all eligibility for the Living Benefit.


          Example #3:


          Assume the same facts as in Example #1, except that the Owner transfers $40,000 from the Eligible Variable Account in the eighth Contract Year. At that time, the total value of the Eligible Variable Account is $100,000. The transfer of $40,000 reduced the value of the Eligible Variable Account by 40% ($40,000/$100,000 = .40). No additional transfers or withdrawals are made prior to the Living Benefit Date. On the Living Benefit Date, the initial value of the Eligible Premium Payment ($50,000) is reduced by 40% to take into account the transfer in the eighth Contract Year ($50,000 X .40 = $20,000), leaving $30,000 ($50,000 -- $20,000 =
     $30,000). If on the Living Benefit Date the value of the Eligible Variable Account is less than $30,000, IL Annuity will automatically credit the difference to Contract Value.

          Example #4:


          Assume the same facts as in Example #1, except that in the fourth Contract Year the Owner deposits (or transfers) an additional $50,000 Premium Payment into the Eligible Variable Account. In the eighth Contract Year when the value of the Eligible Variable Account is $150,000, the Owner withdraws $40,000. The withdrawal reduced the value of the Eligible Variable Account by 26.667% ($40,000/$150,000 = .26667). No additional transfers or withdrawals are made before the Living Benefit Date. On the Living Benefit Date, the initial value of the Eligible Premium Payment is $50,000. (The second Premium Payment of $50,000 does not qualify as an Eligible Premium Payment because it was made after the Date of Issue.) This Eligible Premium Payment is then reduced by 26.667% to take into account the transfer in the eighth Contract Year ($50,000 X .26667 = $13,333.33), leaving $36,666.67 ($50,000 -- $13,333.33 = $36,666.67). If on the Living
     Benefit Date the value of the Eligible Variable Account is less than $36,666.67, IL Annuity will automatically credit the difference to Contract Value.



          Example #5:



          Spousal Joint Owners: If the Contract is owned by Joint Owners who are spouses at the time one of the Joint Owners dies, the surviving spouse may continue the Contract. The Living Benefit Date will remain unchanged as 10 years from the Date of Issue. On that date, IL Annuity will calculate the Living Benefit for each Eligible Variable Account with value.



          Example #6:



          If the Contract is owned by Joint Owners who are not spouses and one of the Joint Owners dies, the Living Benefit will be calculated on the original Living Benefit Date, provided the survivor has not received any distributions as a result of the Owner's death. (See "Death Benefits.")



     We will continue to pay a Living Benefit on an Eligible Premium Payment allocated to an Eligible Variable Account if: (a) the Portfolio underlying an Eligible Variable Account changes its investment objective; (b) we determine that an investment in the Portfolio underlying an Eligible Variable Account is no longer appropriate in light of the purposes of the Separate Account; or (c) shares of a Portfolio underlying an Eligible Variable Account are no longer available for investment by the Separate Account and IL Annuity is forced to redeem all shares of the Portfolio held by the Eligible Variable Account.


                               THE FIXED ACCOUNT

     You may allocate some or all of your Net Premium Payments and transfer some or all of your Contract Value to the Fixed Account. The Fixed Account offers a guarantee of principal (after deductions for fees and expenses) as well as interest guaranteed by IL Annuity to be not less than 3% per year. The Fixed Account is part of our general account. Our general account supports our insurance and annuity obligations. Since the Fixed Account is part of the general account, we assume the risk of investment gain or loss on this amount. All assets in the general account are subject to our general liabilities from business operations. The Fixed Account may not be available in all states.

     The Fixed Account has not been, and is not required to be, registered with the SEC under the Securities Act of 1933, and neither the Fixed Account nor our general account have been registered as an investment company under the 1940 Act. Therefore, neither our general account, the Fixed Account, nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to the Fixed Account which are included in this prospectus are for your information and have not been reviewed by the SEC. However, such disclosures may be subject to certain generally applicable provisions of federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

FIXED ACCOUNT VALUE

     The Fixed Account Value is equal to: (1) Net Premium Payments allocated to the Fixed Account, PLUS (2) amounts transferred to the Fixed Account, PLUS (3) interest credited to the Fixed Account, MINUS (4) any partial withdrawals or transfers from the Fixed Account, and MINUS (5) any Withdrawal Charges, contract fees or premium taxes deducted from the Fixed Account.


     We intend to credit the Fixed Account with interest at current rates in excess of the minimum guaranteed rate of 3%, but we are not obligated to do so. We have no specific formula for determining current interest rates. Some of the factors that we may consider, in our sole discretion, in determining whether to credit interest in excess of the 3% guaranteed rate are: general economic trends, rates of return currently available and anticipated on the company's investments, regulatory and tax requirements, and competitive factors. The Fixed Account Value will not share in the investment performance of the company's general account or any portion thereof. Because we, in our sole discretion, anticipate changing the current interest rate from time to time, different allocations you make to the Fixed Account will be credited with different current interest rates.


     The interest rate we credit to amounts allocated or transferred to the Fixed Account will apply to the end of the calendar year in which we receive the amount. At the end of the calendar year, we will determine a new current interest rate on such amount and accrued interest thereon (which may be a different current interest rate from the current interest rate on new allocations to the Fixed Account on that date). We will guarantee the rate of interest we declare on such amount and accrued interest for the following calendar year. We will determine, in our sole discretion, any interest to be credited on amounts in the Fixed Account in excess of the minimum guaranteed effective rate of 3% per year. You therefore assume the risk that interest credited to amounts in the Fixed Account may not exceed the minimum 3% guaranteed rate.

     For purposes of making withdrawals, transfers or deductions of fees and charges from the Fixed Account, we will consider such withdrawals to have come from the last money into the contract, that is, on a last-in, first-out ("LIFO") basis.

     We reserve the right to change the method of crediting interest from time to time, provided that such changes do not reduce the guaranteed rate of interest below 3% per year or shorten the period for which the interest rate applies to less than one calendar year (except for the year in which such amount is received or transferred).

TRANSFER PRIVILEGES

     General. Transfers to the Fixed Account must be at least $1,000. A transfer charge of $25 may be imposed for the thirteenth and each subsequent request you make to transfer Contract Value from one or more Variable Accounts to the Fixed Account (or to one or more Variable Accounts) during a single Contract Year before the Annuity Start Date.

     Before the Annuity Start Date, you may transfer up to 20% of the Fixed Account Value (as determined at the beginning of the Contract Year) from the Fixed Account to one or more of the Variable Accounts in any Contract Year. No fee is charged for transfers from the Fixed Account to one or more Variable Accounts and such a transfer is not considered a transfer for purposes of assessing a transfer charge.


     Dollar-Cost Averaging. You may elect to participate in the Dollar-Cost Averaging Program at the time of your application, or at any time thereafter before the Annuity Start Date by sending us a Written Request. The Dollar-Cost Averaging Program permits you to systematically transfer (on a monthly or quarterly basis) a set dollar amount from the Fixed Account or one or more Variable Accounts to any other Variable Accounts. The minimum amount that may be transferred under the Dollar-Cost Averaging Program is $100 to each Variable Account. The maximum amount that may be transferred and withdrawn out of the Fixed Account in any Contract Year under all circumstances (Dollar-Cost Averaging, Systematic Withdrawals and Partial Withdrawals) is 20% of the Fixed Account Value as determined at the beginning of the Contract Year. Once elected, dollar-cost averaging from the Fixed Account remains in effect for the life of the Contract until the value of the Fixed Account is depleted or until you cancel your participation by Written Request or by telephone if we have your telephone authorization on file. There is no additional charge for dollar-cost averaging, and a transfer under this program is not considered a transfer for purposes of assessing a transfer change. We reserve the right to discontinue offering the dollar-cost averaging program at any time and for any reason. (See "Transfer Privileges -- Dollar Cost Averaging.")

PAYMENT DEFERRAL

     We have the right to defer payment of any full or partial withdrawal or transfer from the Fixed Account for up to six months from the date we receive your Written Request for such a withdrawal or transfer at our Service Center. If we do not give you a payment within 30 days after we receive all necessary documentation, or such shorter period required by a particular jurisdiction, we will credit interest at 3%, or such higher rate as is required for a particular jurisdiction, to the amount to be paid from the date we received the documentation.

         HOW TO REVIEW INVESTMENT PERFORMANCE OF THE VARIABLE ACCOUNTS

     From time to time, we may advertise or include in sales literature yields, effective yields and total returns for the Variable Accounts. These figures are based on historical earnings and do not indicate or project future performance. We also may, from time to time, advertise or include in sales literature Variable Account performance relative to certain performance rankings and indices compiled by independent organizations. More detailed information as to the calculation of performance, as well as comparisons with unmanaged market indices, appears in the Statement of Additional Information.


     Performance data for the Variable Accounts is based on the investment performance of the corresponding Portfolio of a Fund and reflects its expenses. (See the accompanying prospectuses for the Funds.)


     The "yield" of the Money Market Variable Account refers to the annualized income generated by an investment in the Variable Account over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Variable Account is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

     The yield of a Variable Account (other than the Money Market Variable Account) refers to the annualized income generated by an investment in the Variable Account over a specified 30-day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30-day or one-month period is generated each period over a 12-month period and is shown as a percentage of the investment.

     Yield quotations do not reflect the Withdrawal Charge.


     The "total return" of a Variable Account refers to return quotations assuming an investment under a Contract has been held in the Variable Account for various periods of time. When a Variable Account or Portfolio has been in operation for one, five, and ten years, respectively, the total return for these periods will be provided.


     The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. Average annual total return information shows the average annual percentage change in the value of an investment in the Variable Account from the beginning date of the measuring period to the end of that period. This standardized version of average annual total return reflects all historical investment results, less all charges and deductions applied against the Variable Account (including any Withdrawal Charge that would apply if you terminated the Contract at the end of each period indicated, but excluding any deductions for premium taxes).

     In addition to the standard version described above, total return performance information computed on different non-standard bases may be used in advertisements or sales literature. Average annual total return information may be presented, computed on the same basis as described above, except deductions will not include the Withdrawal Charge. In addition, we may from time to time disclose average annual total return in non-standard formats and cumulative total return for Contracts funded by the Variable Accounts.


     We may also disclose yield, standard total returns, and non-standard total returns for the Portfolios, including such disclosures for periods before the date the Variable Account commenced operations. Sales literature or advertisements may quote adjusted yields and total returns for the Portfolios since their inception reduced by some or all of the fees and charges under the Contract. Such adjusted historic Portfolio performance may include data that precedes the inception dates of the Variable Accounts. This data is designed to show the performance that could have resulted if the Contract had been in existence during that time.


     Non-standard performance data will only be disclosed if the standard performance data for the required periods is also disclosed. For additional information regarding the calculation of other performance data, please refer to the Statement of Additional Information.

     In advertising and sales literature (including illustrations), the performance of each Variable Account may be compared with the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or investment portfolios of mutual funds with investment objectives similar to the Variable Account. Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technologies ("CDA"), Variable Annuity Research Data Service ("VARDS") and Morningstar, Inc. ("Morningstar") are independent services which monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis.

     Lipper's and Morningstar's rankings include variable life insurance issuers as well as variable annuity issuers. VARDS rankings compare only variable annuity issuers. The performance analyses prepared by Lipper, CDA, VARDS and Morningstar rank or illustrate such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.

     Advertising and sales literature may also compare the performance of each Variable Account to the Standard & Poor's Index of 500 Common Stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any "deduction" for the expense of operating or managing an investment portfolio. Other independent ranking services and indices may also be used as a source of performance comparison.

     We may also report other information including the effect of systematic withdrawals, systematic investments and tax-deferred compounding on a Variable Account's investment returns, or returns in general, which may be illustrated by tables, graphs, or charts. All income and capital gains derived from Variable Account investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the Variable Account investment experience is positive.

                                 VOTING RIGHTS

     We are the legal owner of the Portfolio shares held in the Variable Accounts. However, when a Portfolio is required to solicit the votes of its shareholders through the use of proxies, we believe that current law requires us to solicit you and other Contract Owners as to how we should vote the Portfolio shares held in the Variable Accounts. If we determine that we no longer are required to solicit your votes, we may vote the shares in our own right.

     When we solicit your vote, the number of votes you have will be calculated separately for each Variable Account in which you have an investment. The number of your votes is based on the net asset value per share of the Portfolio in which the Variable Account invests. It may include fractional shares. Before the Annuity Start Date, you hold a voting interest in each Variable Account to which the Contract Value is allocated. After the Annuity Start Date, the Annuitant has a voting interest in each Variable Account from which variable annuity payments are made. If you have a voting interest in a Variable Account, you will receive proxy materials and reports relating to any meeting of shareholders of the Portfolio in which that Variable Account invests.

     If we do not receive timely voting instructions for Portfolio shares or if we own the shares, we will vote those shares in proportion to the voting instructions we receive. Instructions we receive to abstain on any item will reduce the total number of votes being cast on a matter. For further details as to how we determine the number of your votes, see the Statement of Additional Information.

                              FEDERAL TAX MATTERS

                    THE FOLLOWING DISCUSSION IS GENERAL AND
                         IS NOT INTENDED AS TAX ADVICE

INTRODUCTION

     This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under the annuity contract issued by us. Any person concerned about these tax implications should consult a competent tax advisor before initiating any transaction. This discussion is based upon our understanding of the present federal income tax laws, as they are currently interpreted by the Internal Revenue Service ("IRS"). No representation is made as to the likelihood of the continuation of the present federal income tax laws or of the current interpretation by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws.


     The Contract may be purchased on a non-qualified basis or purchased and used in connection with plans qualifying for favorable tax treatment. The Qualified Contract is designed for use by individuals whose Premium Payments are comprised solely of proceeds from and/or contributions under retirement plans which are intended to qualify as plans entitled to special income tax treatment under Sections 401(a), 403(b), 408 or 408A of the Code. The ultimate effect of federal income taxes on the amounts held under a Contract, or annuity payments, and on the economic benefit to you, the Annuitant, or the beneficiary depends on the type of retirement plan, on the tax and employment status of the individual concerned, and on our tax status. In addition, certain requirements must be satisfied in purchasing a Qualified Contract with proceeds from a tax-qualified plan and receiving distributions from a Qualified Contract in order to continue receiving favorable tax treatment. Some retirement plans are subject to distribution and other requirements that are not incorporated into our Contract administration procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law. Therefore, purchasers of Qualified Contracts should seek competent legal and tax advice regarding the suitability of a Contract for their situation, the applicable requirements, and the tax treatment of the rights and benefits of a Contract. The following discussion assumes that Qualified Contracts are purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special federal income tax treatment.

TAX STATUS OF THE CONTRACT

     Diversification Requirements. Section 817(h) of the Code provides that separate account investments underlying a contract must be "adequately diversified" in accordance with Treasury regulations in order for the contract to qualify as an annuity contract under Section 72 of the Code. The Separate Account, through each underlying Fund, intends to comply with the diversification requirements prescribed in regulations under Section 817(h) of the Code, which affect how the assets in the various Variable Accounts may be invested. Although we do not have direct control over the Funds in which the Separate Account invests, we believe that each Fund in which the Separate Account owns shares will meet the diversification requirements, and therefore, the Contract will be treated as an annuity contract under the Code.


     Owner Control. In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the variable annuity contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Contract Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also states that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular variable accounts without being treated as owners of the underlying assets."


     The ownership rights under the Contracts are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that contract owners were not owners of separate account assets. For example, the Owner of a Contract has the choice of one or more Variable Accounts in which to allocate Net Premium Payments and Contract Values, and may be able to transfer among Variable Accounts more frequently than in such rulings. These differences could result in an Owner being treated as the Owner of a pro rata share of the assets of the Separate Account. In addition, we do not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. We, therefore, reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the Owner of any portion of the assets of the Separate Account.


     Required Distributions. In order to be treated as an annuity contract for federal income tax purposes, Section 72(s) of the Code requires any Non-Qualified Contract to provide that: (a) if any Owner dies on or after the Annuity Start Date but before the entire interest in the Contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Owner's death; and (b) if any Owner dies before the Annuity Start Date, the entire interest in the Contract will be distributed within five years after the date of your death. These requirements will be considered satisfied as to any portion of the Owner's interest which is payable to or for the benefit of a "designated beneficiary" and which is distributed over the life of such Beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of that Owner's death. The Owner's "designated beneficiary" is the person to whom ownership of the Contract passes by reason of death. However, if a "designated beneficiary" is the surviving spouse of a deceased Owner, the Contract may be continued with the surviving spouse as the new Owner.


     The Non-Qualified Contracts contain provisions which are intended to comply with the requirements of Section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the requirements of Code Section 72(s) when clarified by regulation or otherwise.

     Other rules may apply to Qualified Contracts.

     The following discussion assumes that the Contracts will qualify as annuity contracts for federal income tax purposes.

TAXATION OF ANNUITIES

     In General. Section 72 of the Code governs taxation of annuities in general. We believe that if you are a natural person you are not taxed on increases in the value of a Contract until distribution occurs by withdrawing all or part of the Contract Value (e.g., partial and full withdrawals) or as annuity payments under the payment option elected. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Contract Value (and in the case of a Qualified Contract, any portion of an interest in the qualified plan) generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single sum payment or payment option) is taxable as ordinary income.

     The Owner of any annuity contract who is not a natural person generally must include in income any increase in the excess of the Contract Value over the "investment in the contract" during the taxable year. There are some exceptions to this rule, and a prospective Owner that is not a natural person may wish to discuss these with a competent tax advisor.

     The following discussion generally applies to Contracts owned by natural persons.

     Withdrawals In the case of a partial withdrawal from a Qualified Contract, under Section 72(e) of the Code, a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the participant's total accrued benefit or balance under the retirement plan. The "investment in the contract" generally equals the portion, if any, of any Premium Payment paid by or on behalf of the individual under a Contract which was not excluded from the individual's gross income. For Contracts issued in connection with qualified plans, the "investment in the contract" can be zero. Special tax rules may be available for certain distributions from Qualified Contracts.

     In the case of a partial withdrawal from a Non-Qualified Contract, under
Section 72(e), any amounts received are generally first treated as taxable income to the extent that the Contract Value immediately before the partial withdrawal exceeds the "investment in the contract" at that time. Any additional amount withdrawn is not taxable.

     In the case of a full withdrawal under a Qualified or Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the "investment in the contract."

     Section 1035 of the Code generally provides that no gain or loss shall be recognized on the exchange of one annuity contract for another. If the surrendered contract was issued before August 14, 1982, the tax rules formerly providing that the withdrawal was taxable only to the extent the amount received exceeds your investment in the contract will continue to apply to amounts allocable to investments in that contract before August 14, 1982. In contrast, contracts issued after January 19, 1985 in a Code Section 1035 exchange are treated as new contracts for purposes of the penalty and distribution-at-death rules. Special rules and procedures apply to Section 1035 transactions. Persons who may wish to take advantage of Section 1035 should consult their tax adviser.

     Annuity Payments. Although tax consequences may vary depending on the payment option elected under an annuity contract, under Code Section 72(b), generally (prior to recovery of the investment in the contract) gross income does not include that part of any amount received as an annuity under an annuity contract that bears the same ratio to such amount as the investment in the contract bears to the expected return at the annuity starting date. For variable annuity payments, the taxable portion is generally determined by an equation that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the "investment in the contract" by the total number of expected periodic payments. However, the entire distribution will be taxable once the recipient has recovered the dollar amount of his or her "investment in the contract." For fixed annuity payments, in general, there is no tax on the portion of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the annuity payments for the term of the payments; however, the remainder of each annuity payment is taxable until the recovery of the investment in the contract, and thereafter the full amount of each annuity payment is taxable. If death occurs before full recovery of the investment in the contract, the unrecovered amount may be deducted on the Annuitant's final tax return.

     Taxation of Death Benefit Proceeds. Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full withdrawal from the contract or (ii) if distributed under a payment option, they are taxed in the same way as annuity payments.

     Other rules relating to distributions at death apply to Qualified Contracts. You should consult your legal counsel and tax adviser regarding these rules and their impact on Qualified Contracts.

     Penalty Tax on Certain Withdrawals. In the case of a distribution from a Non-Qualified Contract, there may be imposed a federal penalty tax equal to 10% of the amount treated as taxable income. In general, however, there is no penalty on distributions:

        1. made on or after the taxpayer reaches age 59 1/2;

        2. made on or after the death of the owner (or if the owner is not an individual, the death of the primary Annuitant);

        3. attributable to the taxpayer's becoming disabled;

        4. a part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her designated beneficiary;

        5. made under certain annuities issued in connection with structured settlement agreements; or

        6. made under an annuity contract that is purchased with a single Premium Payment when the Annuity Start Date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity payment period.

     Other tax penalties may apply to certain distributions under a Qualified Contract.


     Possible Changes in Taxation. Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or other means. For instance, the President's 1999 Budget Proposal recommended legislation that, if enacted, would adversely modify the federal taxation of the Contracts. It is also possible that any change could be retroactive (that is, effective prior to the date of the change). A tax adviser should be consulted with respect to legislative developments and their effect on the Contract.


TRANSFERS, ASSIGNMENTS OR EXCHANGES OF A CONTRACT


     A transfer of Ownership of a Contract, the designation of an Annuitant, Payee or other Beneficiary who is not also the Owner, the selection of certain Annuity Start Dates or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, designation, selection, assignment, or exchange of a Contract should contact a competent tax advisor with respect to the potential tax effects of such a transaction.


WITHHOLDING


     Distributions from Contracts generally are subject to withholding for the Owner's federal income tax liability. The withholding rate varies according to the type of distribution and the Owner's tax status. The Owner will be provided the opportunity to elect not to have tax withheld from distributions. "Eligible rollover distributions" from section 401(a) plans and section 403(b) tax-sheltered annuities are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is the taxable portion of any distribution from such a plan, except certain distributions such as distributions required by the Code or distributions in a specified annuity form. The 20% withholding does not apply, however, if the Owner chooses a

"direct rollover" from the plan to another tax-qualified plan or IRA. Certain states also require withholding of state income tax whenever federal income tax is withheld.


MULTIPLE CONTRACTS


     All non-qualified deferred annuity contracts entered into after October 21, 1988 that are issued by us (or our affiliates) to you during any calendar year are treated as one annuity contract for purposes of determining the amount includible in gross income under Section 72(e). In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of annuity contracts or otherwise. There may also be other situations in which the Treasury may conclude that it would be appropriate to aggregate two or more annuity contracts purchased by the same Owner. Accordingly, a Contract Owner should consult a competent tax advisor before purchasing more than one annuity contract.


TAXATION OF QUALIFIED PLANS


     The Contracts are designed for use with several types of qualified plans. The tax rules applicable to participants in these qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; and in other specified circumstances. Therefore, no attempt is made to provide more than general information about the use of the Contracts with the various types of qualified retirement plans. Contract Owners, the Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under these qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract, but we shall not be bound by the terms and conditions of such plans to the extent such terms contradict the Contract, unless the Company consents. Brief descriptions follow of the various types of qualified retirement plans in connection with a Contract. We will amend the Contract as necessary to conform it to the requirements of such plan.


     Corporate Pension and Profit Sharing Plans and H.R. 10 Plans. Section 401(a) of the Code permits corporate employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish these plans for themselves and their employees. These retirement plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Employers intending to use the Contract with such plans should seek competent advice.


     Individual Retirement Annuities. Section 408 of the Code permits eligible individuals and their employers to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA". IRA contributions are limited each year to the lesser of $2,000 or 100% of the Owner's adjusted gross income. IRA contributions may be deductible in whole or in part depending on the individual's income and whether the individual is a participant in a qualified plan. Distributions from certain other types of qualified plans, however, may be "rolled over" on a tax-deferred basis into an IRA without regard to this limit. Earnings in an IRA are not taxed while held in the IRA. All amounts in the IRA (other than nondeductible contributions) are taxed when distributed. Distributions prior to age 59 1/2 (unless certain exceptions apply) are also subject to a 10% penalty tax. Sales of the Contract for use with IRAs may be subject to special disclosure requirements of the Internal Revenue Service. Employers may establish Simplified Employee Pension (SEP) Plans to provide IRA contributions on behalf of their employees. The Internal Revenue Service has not reviewed the Contract for qualification as an IRA, and has not generally ruled whether a death benefit provision such as the provision in the Contract comports with IRA qualification requirements.



     Simplified Employee Pension (SEP) IRAs. Employers may establish Simplified Employee Pension (SEP) IRAs under Code section 408(k) to provide IRA contributions on behalf of their employees. In addition to all of the general Code rules governing IRAs, such plans are subject to certain Code requirements regarding participation and amounts of contributions.



     Simple Retirement Accounts. Beginning January 1, 1997, certain small employers may establish Simple Retirement Accounts as provided by Section 408(p) of the Code, under which employees may elect to defer up to $6,000 (as increased for cost of living adjustments) as a percentage of compensation. The sponsoring employer is required to make a matching or non-elective contribution on behalf of employees. Distributions from a Simple Retirement Account are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age
59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee's participation in the plan.



     Roth IRAs. Effective January 1, 1998, section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA, which are subject to certain limitations, are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax and other special rules may apply. You should consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made
(1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to the Roth IRA.



     Tax Sheltered Annuities. Section 403(b) of the Code allows employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the Premium Payments paid, within certain limits, on a Contract that will provide an annuity for the employee's retirement. These Premium Payments may be subject to FICA (Social Security) tax.


RESTRICTIONS UNDER QUALIFIED CONTRACTS

     Other restrictions with respect to the election, commencement, or distribution of benefits may apply under Qualified Contracts or under the terms of the plans in respect of which Qualified Contracts are issued.

POSSIBLE CHARGE FOR THE COMPANY'S TAXES

     At the present time, we make no charge to the Variable Accounts for any Federal, state, or local taxes that we incur which may be attributable to such Variable Accounts or the Contracts. We, however, reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Variable Accounts or to the Contracts.

OTHER TAX CONSEQUENCES

     As noted above, the foregoing comments about the Federal tax consequences under these Contracts are not exhaustive, and special rules are provided with respect to other tax situations not discussed in this prospectus. Further, the Federal income tax consequences discussed herein reflect our understanding of current law, and the law may change. Federal estate and state and local estate, inheritance and other tax consequences of Ownership or receipt of distributions under a Contract depend on the individual circumstances of each Owner or recipient of the distribution. A competent tax advisor should be consulted for further information.

                               OTHER INFORMATION

HOLIDAYS

     In addition to federal holidays, we are closed on the following days: the Friday after Thanksgiving, the day before Christmas when Christmas falls on Tuesday through Saturday, the day after Christmas when

Christmas falls on Sunday or Monday, and the day after New Year's Day when it falls on a Sunday, the Monday after New Year's Day when New Year's Day falls on a Saturday, and the day before or after Independence Day when it falls on Saturday or Sunday.

PAYMENTS

     We will usually pay you any full or partial withdrawal, Death Benefit payment, (or for Qualified Contracts only, payment of your loan proceeds) within seven days after we receive your Written Request, any information or documentation we reasonably need to process your request, and in the case of a Death Benefit receipt and filing of due proof of death.

     However, we may be required to suspend or postpone payments during any period when:

        1. the New York Stock Exchange is closed, other than customary weekend and holiday closings;

        2. trading on the New York Stock Exchange is restricted as determined by the SEC;

        3. the SEC determines that an emergency exists that would make the disposal of securities held in the Separate Account or the determination of the value of the Separate Account's net assets not reasonably practicable; or

        4. the SEC permits, by order, the suspension or postpone of payments for your protection.

     If a recent check or draft has been submitted, we have the right to delay payment until we have assured ourselves that the check or draft has been honored.

     We have the right to defer payment for a full or partial withdrawal or transfer from the Fixed Account for up to six months from the date we receive your Written Request. If we do not make a payment within 30 days after we receive the documentation we need to complete the transaction (or a shorter period if required by a particular jurisdiction), we will credit interest to the amount to be paid from the date we received the necessary documentation at a rate of 3% (or such higher rate required for a particular jurisdiction).

MODIFICATION

     Upon notice to you, we may modify the Contract to:

        1. permit the Contract or the Separate Account to comply with any applicable law or regulation issued by a government agency; or

        2. assure continued qualification of the Contract under the Code or other federal or state laws relating to retirement annuities or variable annuity contracts; or

        3. reflect a change in the operation of the Separate Account; or

        4. provide additional investment options.

     In the event of most such modifications, we will make appropriate endorsement to the Contract.

DISTRIBUTION OF THE CONTRACTS

     IL Securities, Inc. ("IL Securities"), P.O. Box 1230, 2960 North Meridian Street, Indianapolis, Indiana 46208, acts as the distributor for the Contracts. IL Securities is an affiliate of Indianapolis Life Insurance Company.


     Sales commissions will be paid to broker-dealers who sell the Contracts. Broker-dealers will be paid commissions of up to 7.2% of Premium Payments. Other commissions of up to 1.25% may also be paid. We may also pay up to 1.25% of Premium Payments to IL Securities to compensate it for certain distribution expenses. These broker-dealers are expected to compensate sales representatives in varying amounts from these commissions. In addition, we may pay other distribution expenses such as production incentive bonuses, agent's insurance and pension benefits, and agency expense allowances. These distribution expenses do not result in any additional charges against the Contracts other than those described under "Fees and Charges."

LEGAL PROCEEDINGS


     The Company and its affiliates, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account or the Company.


REPORTS TO OWNERS

     We will mail a report to you at least annually at your last known address of record. The report will state the Contract Value (including the Contract Value in each Variable Account and the Fixed Account) of the Contract, Premium Payments paid and charges deducted since the last report, partial withdrawals made since the last report and any further information required by any applicable law or regulation.

INQUIRIES

     Inquiries regarding your Contract may be made by writing to us at our Service Center.


YEAR 2000 MATTERS



     Like all financial services providers, the Company utilizes systems that may be affected by Year 2000 transition issues. The Company also relies on service providers, including the Portfolios and the administrator, that may be affected by Year 2000 issues. The Company has developed, and is in the process of implementing, a Year 2000 transition plan. In addition, the Company is in the process of confirming that the Portfolios and its service providers are also engaged in similar transition plans. The resources that are being devoted to this effort are substantial. It is difficult to predict with precision whether the amount of resources ultimately devoted, or the outcome of these efforts, will have any negative impact on the Company's operations. However, as of the date of this Prospectus, it is not anticipated that owners will experience negative effects on their investment, or on the services provided in connection therewith, as a result of Year 2000 transition implementation. The Company currently anticipates that its systems will be Year 2000 compliant in a timely manner, but there can be no assurance that the Company will be successful, or that interaction with other service providers will not impair services at that time.


FINANCIAL STATEMENTS

     IL Annuity and Insurance Company, formerly known as Sentry Investors Life Insurance Company, became a wholly-owned subsidiary of the Indianapolis Life Group of Companies, Inc. on November 1, 1994. Immediately prior thereto, we entered into an assumption reinsurance agreement with Sentry Life Insurance Company ("Sentry") whereby Sentry assumed all of the insurance in-force and related assets and liabilities from us. The effect of the reinsurance agreement was to transfer all of the insurance related assets and liabilities to Sentry, leaving only bonds, cash and state insurance department licenses to be acquired by the Indianapolis Life Group of Companies, Inc. No business was issued by us through December 31, 1994.


     The audited statement of net assets of IL Annuity and Insurance Co. Separate Account 1 as of December 31, 1997 and the related statement of operations for the year then ended and statements of changes in net assets for the two years then ended, as well as the Report of the Independent Auditors, are included in the Statement of Additional Information ("SAI"). The audited balance sheets for the Company as of December 31, 1997 and 1996, and the related statements of income, shareholder's equity, and cash flows for each of the three years in the period ended December 31, 1997, as well as the Report of the Independent Auditors, are contained in the SAI. The financial statements of the Company should be considered only as bearing on our ability to meet our obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                            TABLE OF CONTENTS OF THE
                      STATEMENT OF ADDITIONAL INFORMATION

     Additional information about the Contract and the Separate Account is contained in the Statement of Additional Information (SAI). You may obtain a free copy of the SAI by writing to us at the address shown on the front cover or by calling 1-888-232-6486. The following is the Table of Contents for that Statement.


                                                              PAGE
                                                              ----
ADDITIONAL CONTRACT PROVISIONS..............................     1
  The Contract..............................................     1
  Incontestability..........................................     1
  Incorrect Age or Sex......................................     1
  Nonparticipation..........................................     1
  Options...................................................     2
CALCULATION OF VARIABLE ACCOUNT AND ADJUSTED PORTFOLIO
  PERFORMANCE DATA..........................................     2
  Money Market Variable Account Yields......................     2
  Other Variable Account Yields.............................     4
  Average Annual Total Returns for the Variable Accounts....     5
  Non-Standard Variable Account Total Returns...............     6
  Adjusted Historic Portfolio Performance Data..............
  Effect of the Contract Fee on Performance Data............     7
  Other Information.........................................     7
HISTORIC PERFORMANCE DATA...................................     8
  General Limitations.......................................     8
  Variable Account Performance Figures......................     8
  Adjusted Historical Portfolio Performance Figures.........    13
NET INVESTMENT FACTOR.......................................    18
VARIABLE ANNUITY PAYMENTS...................................    19
  Assumed Investment Rate...................................    20
  Amount of Variable Annuity Payments.......................    20
  Annuity Unit Value........................................    21
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS...........    23
  Resolving Material Conflicts..............................    23
TERMINATION OF PARTICIPATION AGREEMENTS.....................    24
  The Alger American Fund...................................    24
  Fidelity Variable Insurance Products Fund.................    24
  Fidelity Variable Insurance Products Fund II..............    24
  OCC Accumulation Trust....................................    25
  Royce Capital Fund........................................    25
  SAFECO Resource Series Trust..............................    26
  SoGen Variable Funds, Inc. ...............................    26
  T. Rowe Price Fixed Income Series, Inc....................    27
  T. Rowe Price International Series, Inc...................    27
  Van Eck Worldwide Insurance Trust.........................    27
VOTING RIGHTS...............................................    28
SAFEKEEPING OF ACCOUNT ASSETS...............................    28
DISTRIBUTION OF THE CONTRACTS...............................    28
LEGAL MATTERS...............................................    29
EXPERTS.....................................................    29
OTHER INFORMATION...........................................    30
FINANCIAL STATEMENTS........................................    30

                    [This page is intentionally left blank]

                                   APPENDIX I

                        CONDENSED FINANCIAL INFORMATION

     The following condensed information includes Accumulation Unit values for the periods indicated. This data is obtained from the financial statements of the Separate Account. The data should be read together with the financial statements, related notes and other financial information included in the Statement of Additional Information. (See "Financial Statements" in the Statement of Additional Information.)

                                                                YEAR ENDED DECEMBER 31, 1995
                              ------------------------------------------------------------------------------------------------
                                   ALGER                ALGER               FIDELITY           FIDELITY           FIDELITY
                               MIDCAP GROWTH     SMALL CAPITALIZATION    EQUITY-INCOME          GROWTH          MONEY MARKET
                              VARIABLE ACCOUNT     VARIABLE ACCOUNT     VARIABLE ACCOUNT   VARIABLE ACCOUNT   VARIABLE ACCOUNT
                              ----------------   --------------------   ----------------   ----------------   ----------------
Accumulation Unit Value at
  Beginning of Period.......      $10.00               $10.00               $10.00             $10.00              $10.00
Accumulation Unit Value at
  End of Period.............      $ 9.786              $ 9.675              $10.616            $ 9.604                  0
Number of Accumulation Units
  Outstanding at End of
  Period....................        2,764                1,709                3,789              2,199                  0

                                                                                                                   OCC
                                FIDELITY           FIDELITY           FIDELITY             FIDELITY           ACCUMULATION*
                             ASSET MANAGER        CONTRAFUND         INDEX 500       INVESTMENT GRADE BOND       MANAGED
                            VARIABLE ACCOUNT   VARIABLE ACCOUNT   VARIABLE ACCOUNT     VARIABLE ACCOUNT      VARIABLE ACCOUNT
                            ----------------   ----------------   ----------------   ---------------------   ----------------
Accumulation Unit Value at
  Beginning of Period.....      $10.00             $10.00             $10.00                $10.00               $10.00
Accumulation Unit Value at
  End of Period...........      $ 8.224            $10.091            $10.514               $10.247              $10.380
Number of Accumulation
  Units Outstanding at End
  of Period...............          255              5,731              3,538                 1,668                  161





                              OCC                                                        VAN ECK
                         ACCUMULATION*       T.ROWE PRICE         T.ROWE PRICE          WORLDWIDE              VAN ECK
                           SMALL CAP       LIMITED-TERM BOND   INTERNATIONAL STOCK    HARD ASSETS**     WORLDWIDE BALANCED***
                       VARIABLE ACCOUNT    VARIABLE ACCOUNT     VARIABLE ACCOUNT     VARIABLE ACCOUNT     VARIABLE ACCOUNT
                       -----------------   -----------------   -------------------   ----------------   ---------------------
Accumulation Unit
  Value at Beginning
  of Period..........       $10.00              $10.00               $10.00              $10.00                $10.00
Accumulation Unit
  Value at End of
  Period.............       $10.388             $10.042              $10.487             $10.621               $10.010
Number of
  Accumulation Units
  Outstanding at End
  of Period..........         1,182               1,485                2,530                  58                 1,201


---------------
  * Prior to May 1, 1996, OCC Accumulation Trust was called Quest for Value Accumulation Trust.

 ** Prior to May 1, 1997, Van Eck Worldwide Hard Assets Variable Account was called Van Eck Gold and Natural Resources.


*** Effective April 1, 1998, the Van Eck Worldwide Balanced Variable Account was closed to new transfers of Contract Value and allocations of Premium Payments.

                                                                YEAR ENDED DECEMBER 31, 1996
                              ------------------------------------------------------------------------------------------------
                                   ALGER                ALGER               FIDELITY           FIDELITY           FIDELITY
                               MIDCAP GROWTH     SMALL CAPITALIZATION    EQUITY-INCOME          GROWTH          MONEY MARKET
                              VARIABLE ACCOUNT     VARIABLE ACCOUNT     VARIABLE ACCOUNT   VARIABLE ACCOUNT   VARIABLE ACCOUNT
                              ----------------   --------------------   ----------------   ----------------   ----------------
Accumulation Unit Value at
  Beginning of Period.......      $  9.786             $  9.675             $ 10.616           $  9.604           $ 10.00
Accumulation Unit Value at
  End of Period.............      $ 10.812             $  9.955             $ 11.958           $ 10.868           $ 10.456
Number of Accumulation Units
  Outstanding at End of
  Period....................       109,955              181,361              195,400            164,945            179,504

                                                                                                                   OCC
                                FIDELITY           FIDELITY           FIDELITY             FIDELITY           ACCUMULATION*
                             ASSET MANAGER        CONTRAFUND         INDEX 500       INVESTMENT GRADE BOND       MANAGED
                            VARIABLE ACCOUNT   VARIABLE ACCOUNT   VARIABLE ACCOUNT     VARIABLE ACCOUNT      VARIABLE ACCOUNT
                            ----------------   ----------------   ----------------   ---------------------   ----------------
Accumulation Unit Value at
  Beginning of Period.....      $  8.224           $ 10.091           $ 10.514              $10.247              $ 10.380
Accumulation Unit Value at
  End of Period...........      $ 11.817           $ 12.105           $ 12.734              $10.422              $ 12.567
Number of Accumulation
  Units Outstanding at End
  of Period...............        61,512            203,860            193,803               57,476               133,102


                              OCC                                                        VAN ECK
                         ACCUMULATION*       T.ROWE PRICE         T.ROWE PRICE          WORLDWIDE              VAN ECK
                           SMALL CAP       LIMITED-TERM BOND   INTERNATIONAL STOCK    HARD ASSETS**     WORLDWIDE BALANCED***
                       VARIABLE ACCOUNT    VARIABLE ACCOUNT     VARIABLE ACCOUNT     VARIABLE ACCOUNT     VARIABLE ACCOUNT
                       -----------------   -----------------   -------------------   ----------------   ---------------------
Accumulation Unit
  Value at Beginning
  of Period..........       $10.388             $10.042             $ 10.487             $10.621               $10.010
Accumulation Unit
  Value at End of
  Period.............       $12.148             $ 9.946             $ 11.780             $12.356               $11.019
Number of
  Accumulation Units
  Outstanding at End
  of Period..........        40,024              27,325              122,831              29,990                26,719


---------------
  * Prior to May 1, 1996, OCC Accumulation Trust was called Quest for Value Accumulation Trust.

 ** Prior to May 1, 1997, Van Eck Worldwide Hard Assets Variable Account was called Van Eck Gold and Natural Resources.


*** Effective April 1, 1998, the Van Eck Worldwide Balanced Variable Account was closed to new transfers of Contract Value and allocations of Premium Payments.

                                                                YEAR ENDED DECEMBER 31, 1997
                              ------------------------------------------------------------------------------------------------
                                   ALGER                ALGER               FIDELITY           FIDELITY           FIDELITY
                               MIDCAP GROWTH     SMALL CAPITALIZATION    EQUITY-INCOME          GROWTH          MONEY MARKET
                              VARIABLE ACCOUNT     VARIABLE ACCOUNT     VARIABLE ACCOUNT   VARIABLE ACCOUNT   VARIABLE ACCOUNT
                              ----------------   --------------------   ----------------   ----------------   ----------------
Accumulation Unit Value at
  Beginning of Period.......      $10.812              $ 9.955              $11.958            $10.868            $10.456
Accumulation Unit Value at
  End of Period.............      $12.263              $10.936              $15.114            $13.240            $10.888
Number of Accumulation Units
  Outstanding at End of
  Period....................      294,506              372,229              781,937            462,381            486,050



                                                                                                                   OCC
                                FIDELITY           FIDELITY           FIDELITY             FIDELITY           ACCUMULATION*
                             ASSET MANAGER        CONTRAFUND         INDEX 500       INVESTMENT GRADE BOND       MANAGED
                            VARIABLE ACCOUNT   VARIABLE ACCOUNT   VARIABLE ACCOUNT     VARIABLE ACCOUNT      VARIABLE ACCOUNT
                            ----------------   ----------------   ----------------   ---------------------   ----------------
Accumulation Unit Value at
  Beginning of Period.....      $11.817            $12.105            $12.734               $10.422              $12.567
Accumulation Unit Value at
  End of Period...........      $14.066            $14.824            $16.672               $11.214              $15.160
Number of Accumulation
  Units Outstanding at End
  of Period...............      212,897            638,524            826,178               274,009              672,203



                              OCC                                                        VAN ECK
                         ACCUMULATION*       T.ROWE PRICE         T.ROWE PRICE          WORLDWIDE              VAN ECK
                           SMALL CAP       LIMITED-TERM BOND   INTERNATIONAL STOCK    HARD ASSETS**     WORLDWIDE BALANCED***
                       VARIABLE ACCOUNT    VARIABLE ACCOUNT     VARIABLE ACCOUNT     VARIABLE ACCOUNT     VARIABLE ACCOUNT
                       -----------------   -----------------   -------------------   ----------------   ---------------------
Accumulation Unit
  Value at Beginning
  of Period..........       $12.148             $ 9.946              $11.780             $12.356               $11.019
Accumulation Unit
  Value at End of
  Period.............       $14.649             $10.767              $11.979             $11.983               $12.002
Number of
  Accumulation Units
  Outstanding at End
  of Period..........       162,435             136,902              368,187             166,188                81,483



                                                          PERIOD FROM SEPTEMBER 1, 1997 TO DECEMBER 31, 1997
                                               -------------------------------------------------------------------------
                                                    SAFECO             SAFECO             ROYCE              SOGEN
                                                    EQUITY             GROWTH           MICRO-CAP           OVERSEAS
                                               VARIABLE ACCOUNT   VARIABLE ACCOUNT   VARIABLE ACCOUNT   VARIABLE ACCOUNT
                                               ----------------   ----------------   ----------------   ----------------
Accumulation Unit Value at Beginning of
  Period.....................................      $10.000            $10.000            $10.000            $10.000
Accumulation Unit Value at End of Period.....      $10.495            $11.092            $10.920            $ 9.322
Number of Accumulation Units Outstanding at
  End of Period..............................      104,775            122,625            69,105              56,558


---------------

  * Prior to May 1, 1996, OCC Accumulation Trust was called Quest for Value Accumulation Trust.



 ** Prior to May 1, 1997, Van Eck Worldwide Hard Assets Variable Account was called Van Eck Gold and Natural Resources.



*** Effective April 1, 1998, the Van Eck Worldwide Balanced Variable Account was closed to new transfers of Contract Value and allocations of Premium Payments.

                      STATEMENT OF ADDITIONAL INFORMATION

                                    for the

                         VISIONARY AND VISIONARY CHOICE

              FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACTS

                                 Issued Through

                IL ANNUITY AND INSURANCE CO. SEPARATE ACCOUNT 1

                                   Offered by

                        IL ANNUITY AND INSURANCE COMPANY
                           2960 North Meridian Street
                          Indianapolis, Indiana  46208

                              --------------------

         This Statement of Additional Information expands upon subjects discussed in the current Prospectus for each of the Visionary and Visionary Choice flexible premium deferred variable annuity contracts (each, the "Contract") offered by IL Annuity and Insurance Company.


         The Owner may obtain a copy of the Prospectus for the Visionary Contract dated May 1, 1998 by calling 1-800-388-1331 or by writing to the Annuity Service Center: IL Annuity and Insurance Company, P.O. Box 290764, Wethersfield, CT 06129.



         The Owner may obtain a copy of the Prospectus for the Visionary Choice Contract dated May 1, 1998 by calling 1-888-232-6486 or by writing to the Annuity Service Center: IL Annuity and Insurance Company, c/o USA
Administration Services, Inc., P.O. Box 29163, Overland Park, KS 66201.


         Terms used in the current Prospectus for each Contract are incorporated into this Statement.

        THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND
            SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUSES
                    FOR THE OWNER'S CONTRACT AND THE FUNDS.


         The date of this Statement of Additional Information is May 1, 1998.

                               TABLE OF CONTENTS

                                                                                                                         Page
                                                                                                                         ----

ADDITIONAL CONTRACT PROVISIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         The Contract . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         Incontestability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         Incorrect Age or Sex . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         Nonparticipation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         Options  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
CALCULATION OF  VARIABLE ACCOUNT AND ADJUSTED PORTFOLIO PERFORMANCE DATA  . . . . . . . . . . . . . . . . . . . . . . . . . 2
         Money Market Variable Account Yields . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         Other Variable Account Yields  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         Average Annual Total Returns for the Variable Accounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         Non-Standard Variable Account Total Returns. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         Adjusted Historic Portfolio Performance Data
         Effect of the Contract Fee on Performance Data . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         Other Information  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
HISTORIC PERFORMANCE DATA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         General Limitations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         Variable Account Performance Figures . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         Adjusted Historical Portfolio Performance Figures  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
NET INVESTMENT FACTOR . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
VARIABLE ANNUITY PAYMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         Assumed Investment Rate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         Amount of Variable Annuity Payments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         Annuity Unit Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         Resolving Material Conflicts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
TERMINATION OF PARTICIPATION AGREEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         The Alger American Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         Fidelity Variable Insurance Products Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         Fidelity Variable Insurance Products Fund II . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         OCC Accumulation Trust . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         Royce Capital Fund.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         SAFECO Resource Series Trust.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         SoGen Variable Funds, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         T. Rowe Price Fixed Income Series, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         T. Rowe Price International Series, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         Van Eck Worldwide Insurance Trust  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
VOTING RIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
SAFEKEEPING OF ACCOUNT ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
DISTRIBUTION OF THE CONTRACTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
LEGAL MATTERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
EXPERTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
OTHER INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
FINANCIAL STATEMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29

                         ADDITIONAL CONTRACT PROVISIONS

THE CONTRACT

         The entire contract is the Contract, the signed application, the data page, the endorsements, options and all other attached papers. The statements made in the application are deemed representations and not warranties. The Company will not use any statement in defense of a claim or to void the Contract unless it is contained in the application.

         Any change in the Contract or waiver of its provisions must be in writing and signed by the Company's President, a Vice President, Secretary or Assistant Secretary. No other person --no agent or Registered Representative -- has authority to change or waive any provision of this Contract.

         Upon notice to the Contract Owner, the Company may modify the Contract if necessary to permit the Contract or the Separate Account to comply with any applicable law or regulation issued by a governmental agency; or if necessary to assure continued qualification of the contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or variable annuity contracts; or if necessary to effect a change in the operation of the Separate Account or to provide additional investment options.

         In the event of such modifications, the Company will make the appropriate endorsement to the Contract.

INCONTESTABILITY

         The Company will not contest the Contract from the Date of Issue.


INCORRECT AGE OR SEX



         The Company may require proof of age, sex, and right to payments before making any life annuity payments. If the age or sex (if applicable) of the annuitant has been stated incorrectly, the Annuity Start Date and the amount of the annuity payments will be determined using the correct age and sex. If misstatement of age or sex results in annuity payments that are too large, the overpayments will be charged with compound interest against subsequent payments. If the Company has made payments that are too small, the underpayments will be paid with compound interest upon receipt of notice of the underpayments. Adjustments for overpayments or underpayments will be paid interest at the rate then in use to determine the rate of payments.

NONPARTICIPATION

 The Contract does not participate in the Company's surplus earnings or profits.

OPTIONS

         Except in the limited circumstances described below, the Company will issue four options automatically upon the issuance of each Contract. These options provide for the waiver of the Withdrawal Charge in case of extended hospitalization, long term care, terminal illness, or the post secondary education of certain family members or the Annuitant, as provided in the option. There is no additional charge for the issuance of the options, which are available only at the issuance of the Contract. All options may not be available in all states.



       CALCULATION OF VARIABLE ACCOUNT AND ADJUSTED HISTORIC PORTFOLIO
                               PERFORMANCE DATA



         The Company may advertise and disclose historic performance data for the Variable Accounts, including yields, standard annual total returns, and nonstandard measures of performance of the Variable Accounts. Such performance data will be computed, or accompanied by performance data computed, in accordance with the standards defined by the SEC.


MONEY MARKET VARIABLE ACCOUNT YIELDS


         Advertisements and sales literature may quote the current annualized yield of the Money Market Variable Account for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses, or income other than investment income, on shares of the Money Market Portfolio.



         This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities, unrealized appreciation and depreciation, and income other than investment income) at the end of the seven-day period in the value of a hypothetical Variable Account under a Contract having a balance of one unit of the Money Market Variable Account at the beginning of the period, dividing such net change in Variable Account value by the value of the hypothetical Variable Account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects: 1) net income from the Portfolio attributable to the hypothetical Variable Account; and 2) charges and deductions imposed under the Contract which are attributable to the hypothetical Variable Account. These charges and deductions include the per unit charges for: 1) the annualized Contract Fee; 2) the mortality and expense risk charge;

and 3) the asset-based administration charge. For purposes of calculating current yields for a Contract, an average per unit Contract Fee is used based on the $30 annualized Contract Fee which is deducted in four equal payments at the end of each Contract Quarter. Current Yield is calculated according to the following formula:

         Current Yield = ((NCS - ES)/UV) X (365/7)

         Where:


         NCS       =       the net change in the value of the Money Market
                           Portfolio (exclusive of realized gains or losses on the sale of securities, unrealized appreciation and depreciation, and income other than investment income) for the seven-day period attributable to a hypothetical Variable Account having a balance of one Variable Account unit.


         ES        =       per unit expenses attributable to the hypothetical
                           Variable Account for the seven-day period.

         UV        =       the unit value for the first day of the seven-day
                           period.


         The Company may also disclose the effective yield of the Money Market Variable Account for the same seven-day period, determined on a compounded basis. The effective yield is calculated by compounding the unanualized base period return by adding one to the base return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.



                                              (365/7)
         Effective yield = (1 + ((NCS-ES)/UV))       - 1

         Where:


         NCS       =       the net change in the value of the Money Market
                           Portfolio (exclusive of realized gains or losses on the sale of securities, unrealized appreciation and depreciation, and income other than investment income) for the seven-day period attributable to a hypothetical Variable Account having a balance of one Variable Account unit.


         ES        =       per unit expenses attributable to the hypothetical
                           Variable Account for the seven-day period.

         UV        =       the unit value for the first day of the seven-day
                           period.

         Because of the charges and deductions imposed under the Contract, the yield for the Money Market Variable Account is lower than the yield for the Money Market Portfolio.

         The current and effective yields on amounts held in the Money Market Variable Account normally fluctuate on a daily basis. THEREFORE, THE DISCLOSED YIELD FOR ANY GIVEN PAST PERIOD IS NOT AN INDICATION OR REPRESENTATION OF FUTURE YIELDS OR RATES OF RETURN. The Money Market Variable Account's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Portfolio, the types and quality of securities held by the Money Market Portfolio and that Portfolio's operating expenses. Yields on amounts held in the Money Market Variable Account may also be presented for periods other than a seven-day period.

         Yield calculations do not take into account the Withdrawal Charge that is assessed on certain withdrawals of Contract Value. The amount of the Withdrawal Charge depends on the Withdrawal Charge Option and the Free Withdrawal Option chosen by the Owner at the time of purchase. See "Fees and Charges" in the prospectus for further description of these options. No Withdrawal Charge applies to Contract Value in excess of aggregate Premium Payments.


         Based on the method of calculation described above, for the seven-day period ended December 31, 1997, the current yield and the effective yield for the Money Market Variable Account were as follows:



                   Current yield:          4.15%
                   Effective yield:        4.23%


OTHER VARIABLE ACCOUNT YIELDS

         Sales literature or advertisements may quote the current annualized yield of one or more of the Variable Accounts (except the Money Market Variable Account) under the Contract for 30-day or one-month periods. The annualized yield of a Variable Account refers to income generated by the Variable Account during a 30-day or one-month period and is assumed to be generated each period over a 12-month period.

         The yield is computed by: 1) dividing the net investment income of the Portfolio attributable to the Variable Account units less Variable Account expenses for the period; by 2) the maximum offering price per unit on the last day of the period times the daily average number of units outstanding for the period; and 3) compounding that yield for a six-month period; and 4) multiplying that result by 2. Expenses attributable to the Variable Account include the annualized Contract Fee, the asset-based administration charge and the mortality and expense risk charge. The yield calculation assumes a Contract Fee of $30 per year per Contract deducted at the end of each Contract Year. For purposes of calculating the 30-day or one-month yield, an average Contract Fee based on the average Contract Value in the Variable Account is used to determine the amount of the charge attributable to the Variable Account for the 30-day or one-month period. The 30-day or one-month yield is calculated according to the following formula:

         Yield     =       2 X (((NI - ES)/(U X UV)) + 1)(6) - 1)

         Where:

         NI        =       net income of the Portfolio for the 30-day or
                           one-month period attributable to the Variable
                           Account's units.

         ES        =       expenses of the Variable Account for the 30-day or
                           one-month period.

         U         =       the average number of units outstanding.

         UV        =       the unit value at the close (highest) of the last
                           day in the 30-day or one-month period.

         Because of the charges and deductions imposed under the Contracts, the yield for the Variable Account is lower than the yield for the corresponding Portfolio.

         The yield on the amounts held in the Variable Accounts normally fluctuates over time. THEREFORE, THE DISCLOSED YIELD FOR ANY GIVEN PAST PERIOD IS NOT AN INDICATION OR REPRESENTATION OF FUTURE YIELDS OR RATES OF RETURN. A Variable Account's actual yield is affected by the types and quality of securities held by the corresponding Portfolio and that Portfolio's operating expenses.

         Yield calculations do not take into account the Withdrawal Charge that is assessed on certain withdrawals of Contract Value. The amount of the Withdrawal Charge depends on the Withdrawal Charge Option and the Free Withdrawal Option chosen by the Owner at the time of purchase. See "Fees and Charges" in the prospectus for further description of these options.


AVERAGE ANNUAL TOTAL RETURNS FOR THE VARIABLE ACCOUNTS



         Sales literature or advertisements may quote average annual total returns for one or more of the Variable Accounts for various periods of time. If the Company advertises total return for the Money Market Variable Account, such advertisements and sales literature will include the statement that yield more closely reflects current earnings than total return.



         When a Variable Account has been in operation for 1, 5, and 10 years, respectively, the average annual total return for these periods will be provided. Average annual total returns for other periods of time may, from time to time, also be disclosed.

         Standard average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods. The ending date for each period for which total return quotations are provided will be for the most recent calendar quarter-end practicable, considering the type of the communication and the media through which it is communicated.

         Standard average annual total returns are calculated using Variable Account unit values which the Company calculates on each valuation day based on the performance of the Variable Account's underlying Portfolio, the deductions for the mortality and expense risk charge, the deductions for the asset-based administration charge and the annualized Contract Fee. The calculation assumes that the Contract Fee is $7.50 per quarter per Contract deducted at the end of each Contract quarter. For purposes of calculating average annual total return, an average per-dollar per-day Contract Fee attributable to the hypothetical Variable Account for the period is used. The calculation also assumes total withdrawal of the Contract at the end of the period for the return quotation and will take into account the Withdrawal Charge applicable to the Contract that is assessed on certain withdrawals of Contract Value.

Standard total return is calculated according to the following formula:

         TR        =       ((ERV/P)(1/N)) - 1

         Where:

         TR        =       the average annual total return net of Variable
                           Account recurring charges.

         ERV       =       the ending redeemable value (net of any applicable
                           Withdrawal Charge) of the hypothetical Variable
                           Account at the end of the period.

         P         =       a hypothetical initial payment of $1,000.

         N         =       the number of years in the period.

NON-STANDARD VARIABLE ACCOUNT TOTAL RETURNS



         Sales literature or advertisements may quote average annual total returns for the Variable Accounts that do not reflect any Withdrawal Charges. Such non-standard total returns are calculated in exactly the same way as average annual total returns described above, except that the ending redeemable value of the hypothetical Variable Account for the period is replaced with an ending value for the period that does not take into account any Withdrawal Charges.


         The Company may disclose cumulative total returns in conjunction with the standard formats described above. The cumulative total returns will be calculated using the following formula:

         CTR   =  (ERV/P) - 1

         Where:

         CTR   =  The cumulative total return net of Variable Account recurring charges for the period.

         ERV   =  The ending redeemable value of the hypothetical investment at the end of the period.

         P     =  A hypothetical single payment of $1,000.


ADJUSTED HISTORIC PORTFOLIO PERFORMANCE DATA



         Sales literature or advertisements may quote adjusted yields and total returns for the Portfolios since their inception reduced by some or all of the fees and charges under the Contract. Such adjusted historic Portfolio performance may include data that precedes the inception dates of the Variable Accounts. This data is designed to show the performance that would have resulted if the Contract had been in existence during that time.



         Non-standard performance data will only be disclosed if the standard performance data for the required periods is also disclosed.


EFFECT OF THE CONTRACT FEE ON PERFORMANCE DATA

         The Contract provides for a $7.50 Contract Fee to be deducted at the end of each Contract Quarter from the Fixed and Variable Accounts based on the proportion that the value of each such Account bears to the total Contract Value. For purposes of reflecting the Contract Fee in yield and total return quotations, the Contract Fee is converted into a per-dollar per-day charge based on the average Contract Value in the Separate Account of all Contracts on the last day of the period for which quotations are provided. The per-dollar per-day average charge will then be adjusted to reflect the basis upon which the particular quotation is calculated.

OTHER INFORMATION

         The following is a partial list of those publications which may be cited in the Funds' advertising shareholder materials which contain articles describing investment results or other data relative to one or more of the Variable Accounts. Other publications may also be cited.

         Broker World                                           Financial World
         Across the Board                                       Advertising Age
         American Banker                                        Barron's
         Best's Review                                          Business Insurance
         Business Month                                         Business Week
         Changing Times                                         Consumer Reports
         Economist                                              Financial Planning
         Forbes                                                 Fortune
         Inc.                                                   Institutional Investor
         Insurance Forum                                        Insurance Sales
         Insurance Week                                         Journal of Accountancy
         Journal of the American Society of                     Journal of Commerce
            CLU & ChFC
         Life Insurance Selling                                 Life Association News
         MarketFacts                                            Manager's Magazine
         National Underwriter                                   Money
         Morningstar, Inc.                                      Nation's Business
         New Choices (formerly 50 Plus)                         New York Times
         Pension World                                          Pensions & Investments
         Rough Notes                                            Round the Table
         U.S. Banker                                            VARDs
         Wall Street Journal                                    Working Woman


HISTORIC PERFORMANCE DATA

General Limitations

         The figures below represent the past performance of the Variable Accounts and are not indicative of future performance. The figures may reflect the waiver of advisory fees and reimbursement of other expenses.

         The Funds have provided the performance data for the Portfolios. The Variable Account performance data is derived from the data provided by the Funds. None of the Funds are affiliated with IL Annuity. In preparing the tables below, IL Annuity has relied on the data provided by the Funds. While IL Annuity has no reason to doubt the accuracy of the figures provided by the Funds, IL Annuity has not verified those figures.


VARIABLE ACCOUNT PERFORMANCE FIGURES


         The charts below show the historical performance data for the Variable Accounts since each Variable Account's commencement of operations. THESE FIGURES ARE NOT AN INDICATION OF FUTURE PERFORMANCE OF THE VARIABLE ACCOUNTS. Some of the figures reflect the waiver of advisory fees and reimbursement of other expenses for part or all of the periods indicated.



         Standard average annual total returns for periods since the inception of each Variable Account are as follows. These figures include: (a) the daily deduction of a mortality and expenses charge at an annual rate of 1.25%; (b) the daily deduction of an administrative expenses charge at an annual rate of 0.15%; (c) the quarterly deduction of an administration charge of $7.50 adjusted for average account size; and (d) the contingent deferred sales load of 7%.





===============================================================================================================
                 VARIABLE ACCOUNT                         For the 1-year             For the period from
             (Date of commencement of                      period ended                commencement of
          operation of Variable Account)                     12/31/97             Variable Account operations
                                                                                         to 12/31/97
---------------------------------------------------------------------------------------------------------------
  ALGER AMERICAN FUND
---------------------------------------------------------------------------------------------------------------
          MidCap Growth (11/6/95)                              6.31%                         6.81%
          Small Capitalization (11/6/95)                       2.83%                         0.88%
---------------------------------------------------------------------------------------------------------------
  FIDELITY VIP FUND
---------------------------------------------------------------------------------------------------------------
           Equity Income (11/5/95)                            19.23%                        15.57%
           Growth (11/6/95)                                   14.67%                        11.35%
           MONEY MARKET (11/6/95)*                            -2.62%                         0.66%
---------------------------------------------------------------------------------------------------------------
  FIDELITY VIP FUND II
---------------------------------------------------------------------------------------------------------------

===============================================================================================================
                 VARIABLE ACCOUNT                         For the 1-year             For the period from
             (Date of commencement of                      period ended                commencement of
          operation of Variable Account)                     12/31/97             Variable Account operations
                                                                                         to 12/31/97
---------------------------------------------------------------------------------------------------------------
           Asset Manager (11/6/95)                            11.88%                        13.15%
           Contrafund (11/6/95)                               15.32%                        16.79%
           Index 500 (11/6/95)                                23.91%                        22.26%
           Investment Grade Bond (11/6/95)                     0.67%                         1.66%
---------------------------------------------------------------------------------------------------------------
  OCC ACCUMULATION TRUST
---------------------------------------------------------------------------------------------------------------
           Managed (11/6/95)                                  13.50%                        17.32%
           Small Cap (11/6/95)                                13.46%                        16.21%
---------------------------------------------------------------------------------------------------------------
  ROYCE CAPITAL FUND
---------------------------------------------------------------------------------------------------------------
           Royce Micro-Cap (9/1/97)                            N/A                           6.49%
---------------------------------------------------------------------------------------------------------------
  SAFECO RESOURCE SERIES TRUST
---------------------------------------------------------------------------------------------------------------
           Equity (9/1/97)                                     N/A                          -5.35%
           Growth (9/1/97)                                     N/A                          11.91%
---------------------------------------------------------------------------------------------------------------
  SOGEN VARIABLE FUNDS, INC.
---------------------------------------------------------------------------------------------------------------
           SoGen Overseas (9/1/97)                             N/A                         -33.53%
---------------------------------------------------------------------------------------------------------------
  T. ROWE PRICE FIXED INCOME SERIES, INC.
---------------------------------------------------------------------------------------------------------------
           Limited-Term Bond (11/6/95)                        5.40%                          0.62%
---------------------------------------------------------------------------------------------------------------
  T. ROWE PRICE INTERNATIONAL SERIES, INC.
---------------------------------------------------------------------------------------------------------------
           International Stock (11/6/95)                      -6.95%                         3.99%
---------------------------------------------------------------------------------------------------------------
  VAN ECK WORLDWIDE INSURANCE TRUST
---------------------------------------------------------------------------------------------------------------
           Worldwide Hard Assets (11/6/95)                    -9.29%                         3.44%
===============================================================================================================



* Yield more closely reflects current earnings of the Money Market Variable Account than its total return.

         Non-standard average annual total returns for periods since the inception of each Variable Account are as follows. These figures include: (a) the daily deduction of a mortality and expenses charge at an annual rate of 1.25%; and (b) the daily deduction of an administrative expenses charge at an annual rate of 0.15%. These figures do not reflect the quarterly deduction of an administration charge and the contingent deferred sales load which, if deducted, would reduce performance. Non-standard performance data will only be disclosed if standard performance data for the required periods is also disclosed.




===============================================================================================================
                 VARIABLE ACCOUNT                         For the 1-year             For the period from
             (Date of commencement of                      period ended                commencement of
          operation of Variable Account)                     12/31/97             Variable Account operations
                                                                                          to 12/31/97
---------------------------------------------------------------------------------------------------------------
  ALGER AMERICAN FUND
---------------------------------------------------------------------------------------------------------------
           MidCap Growth (11/6/95)                            13.42%                         9.88%
           Small Capitalization (11/6/95)                      9.85%                         4.08%
---------------------------------------------------------------------------------------------------------------
  FIDELITY VIP FUND
---------------------------------------------------------------------------------------------------------------
           Equity Income (11/6/95)                            26.34%                        19.36%
           Growth (11/6/95)                                   21.78%                        14.28%
           Money Market (11/6/95) *                            4.03%                         3.85%
---------------------------------------------------------------------------------------------------------------
  FIDELITY VIP FUND II
---------------------------------------------------------------------------------------------------------------
           Asset Manager (11/6/95)                            18.99%                        16.03%
           Contrafund (11/6/95)                               22.43%                        19.57%
           Index 500 (11/6/95)                                31.02%                        24.91%
           Investment Grade Bond (11/6/95)                     7.55%                         4.89%
---------------------------------------------------------------------------------------------------------------
  OCC ACCUMULATION TRUST
---------------------------------------------------------------------------------------------------------------
           Managed (11/6/95)                                  20.61%                        20.09%
           Small Cap (11/6/95)                                20.56%                        19.01%
---------------------------------------------------------------------------------------------------------------
  ROYCE CAPITAL FUND
---------------------------------------------------------------------------------------------------------------
           Royce Micro-Cap (9/1/97)                            N/A                          29.90%
---------------------------------------------------------------------------------------------------------------
  SAFECO RESOURCE SERIES TRUST
---------------------------------------------------------------------------------------------------------------

===============================================================================================================
                 VARIABLE ACCOUNT                         For the 1-year             For the period from
             (Date of commencement of                      period ended                commencement of
          operation of Variable Account)                     12/31/97             Variable Account operations
                                                                                         to  12/31/97
---------------------------------------------------------------------------------------------------------------
           Equity (9/1/97)                                     N/A                           15.34%
           Growth (9/1/97)                                     N/A                           36.33%
---------------------------------------------------------------------------------------------------------------
  SOGEN VARIABLE FUNDS, INC.
---------------------------------------------------------------------------------------------------------------
           SoGen Overseas (9/1/97)                             N/A                          -19.20%
---------------------------------------------------------------------------------------------------------------
  T. ROWE PRICE FIXED INCOME SERIES, INC.
---------------------------------------------------------------------------------------------------------------
           Limited-Term Bond (11/6/95)                        12.51%                          3.82%
---------------------------------------------------------------------------------------------------------------
  T. ROWE PRICE INTERNATIONAL SERIES, INC.
---------------------------------------------------------------------------------------------------------------
           International Stock (11/6/95)                      -0.60%                          7.15%
---------------------------------------------------------------------------------------------------------------
  VAN ECK WORLDWIDE INSURANCE TRUST
---------------------------------------------------------------------------------------------------------------
           Worldwide Hard Assets (11/6/95)                    -3.10%                          6.61%
===============================================================================================================



* Yield more closely reflects current earnings of the Money Market Variable Account than its total return.



    Standard cumulative total returns for periods since the inception of each Variable Account are as follows. These figures include: (a) the daily deduction of a mortality and expenses charge at an annual rate of 1.25%; (b) the daily deduction of an annual administrative expenses charge at an annual rate of 0.15%; (c) the quarterly deduction of an administration charge of $7.50 adjusted for average account size; and (d) the contingent deferred sales load of 7%.




===============================================================================================================
                 VARIABLE ACCOUNT                        For the 1-year              For the period from
             (Date of commencement of                     period ended                 commencement of
          operation of Variable Account)                     12/31/97            Variable Account operations
                                                                                          to 12/31/97
---------------------------------------------------------------------------------------------------------------
  ALGER AMERICAN FUND
---------------------------------------------------------------------------------------------------------------
      MidCap Growth  (11/6/95)                                6.31%                         15.24%
      Small Capitalization  (11/6/95)                         2.83%                          1.90%
---------------------------------------------------------------------------------------------------------------
  FIDELITY VIP FUND
---------------------------------------------------------------------------------------------------------------
      Equity Income  (11/6/95)                               19.23%                         39.12%
      Growth  (11/6/95)                                      14.67%                         26.04%
      Money Market (11/6/95) *                              - 2.62%                          1.42%
---------------------------------------------------------------------------------------------------------------

===============================================================================================================
                 VARIABLE ACCOUNT                        For the 1-year              For the period from
             (Date of commencement of                     period ended                 commencement of
          operation of Variable Account)                     12/31/97            Variable Account operations
                                                                                         to 12/31/97
---------------------------------------------------------------------------------------------------------------
  FIDELITY VIP FUND II
---------------------------------------------------------------------------------------------------------------
      Asset Manager  (11/6/95)                               11.88%                         30.46%
      Contrafund  (11/6/95)                                  15.32%                         39.67%
      Index 500 (11/6/95)                                    23.91%                         54.13%
      Investment Grade Bond (11/6/95)                         0.67%                          3.61%
---------------------------------------------------------------------------------------------------------------
  OCC ACCUMULATION TRUST
      Managed  (11/6/95)                                     13.50%                         41.05%
      Small Cap  (11/6/95)                                   13.46%                         38.18%
---------------------------------------------------------------------------------------------------------------
  ROYCE CAPITAL FUND
---------------------------------------------------------------------------------------------------------------
      Royce Micro-Cap (9/1/97)                                 N/A                           2.12%
---------------------------------------------------------------------------------------------------------------
  SAFECO RESOURCE SERIES TRUST
---------------------------------------------------------------------------------------------------------------
      Equity (9/1/97)                                          N/A                          -1.82%
      Growth (9/1/97)                                          N/A                           3.83%
---------------------------------------------------------------------------------------------------------------
  SOGEN VARIABLE FUNDS, INC.
---------------------------------------------------------------------------------------------------------------
      SoGen Overseas (9/1/97)                                  N/A                         -12.73%
---------------------------------------------------------------------------------------------------------------
  T. ROWE PRICE FIXED INCOME SERIES, INC.
---------------------------------------------------------------------------------------------------------------
      Limited-Term Bond  (11/6/95)                            5.40%                          1.34%
---------------------------------------------------------------------------------------------------------------
  T. ROWE PRICE INTERNATIONAL SERIES, INC.
---------------------------------------------------------------------------------------------------------------
      International Stock  (11/6/95)                         -6.95%                          8.78%
---------------------------------------------------------------------------------------------------------------
  VAN ECK WORLDWIDE INSURANCE TRUST
---------------------------------------------------------------------------------------------------------------
      Worldwide Hard Assets  (11/6/95)                       -9.29%                          7.54%
===============================================================================================================



* Yield more closely reflects current earnings of the Money Market Variable Account than its total return.

    Non-standard cumulative total returns for each Variable Account for the periods since the inception of each Variable Account are as follows. These figures include: (a) the daily deduction of a mortality and expenses charge at an annual rate of 1.25%; and (b) The daily deduction of the annual administrative expenses charge at an annual rate of 0.15%. These figures do not reflect the quarterly deduction of an administration charge and the contingent deferred sales load which, if deducted, would reduce performance. Non-standard performance data will only be disclosed if standard performance data for the required periods is also disclosed.




===============================================================================================================
                 VARIABLE ACCOUNT                        For the 1-year              For the period from
             (Date of commencement of                     period ended                 commencement of
          operation of Variable Account)                     12/31/97            Variable Account operations
                                                                                         to 12/31/97
---------------------------------------------------------------------------------------------------------------
  ALGER AMERICAN FUND
---------------------------------------------------------------------------------------------------------------
      MidCap Growth   (11/6/95)                              13.42%                         22.49%
      Small Capitalization  (11/6/95)                         9.85%                          9.00%
---------------------------------------------------------------------------------------------------------------
  FIDELITY VIP FUND
      Equity Income  (11/6/95)                               26.34%                         46.38%
      Growth  (11/6/95)                                      21.78%                         33.30%
      Money Market (11/6/95)*                                 4.03%                          8.48%
---------------------------------------------------------------------------------------------------------------
  FIDELITY VIP FUND II
---------------------------------------------------------------------------------------------------------------
      Asset Manager  (11/6/95)                               18.99%                         37.72%
      Contrafund  (11/6/95)                                  22.43%                         46.93%
      Index 500 (11/6/95)                                    31.02%                         61.42%
      Investment Grade Bond  (11/6/95)                        7.55%                         10.83%
---------------------------------------------------------------------------------------------------------------
  OCC ACCUMULATION TRUST
---------------------------------------------------------------------------------------------------------------
      Managed  (11/6/95)                                     20.61%                         48.31%
      Small Cap  (11/6/95)                                   20.56%                         45.45%
---------------------------------------------------------------------------------------------------------------
  ROYCE CAPITAL FUND
---------------------------------------------------------------------------------------------------------------
      Royce Micro-Cap (9/1/97)                                 N/A                           9.11%
---------------------------------------------------------------------------------------------------------------
  SAFECO RESOURCE SERIES TRUST
---------------------------------------------------------------------------------------------------------------

===============================================================================================================
                 VARIABLE ACCOUNT                        For the 1-year              For the period from
             (Date of commencement of                     period ended                 commencement of
          operation of Variable Account)                     12/31/97            Variable Account operations
                                                                                         to 12/31/97
---------------------------------------------------------------------------------------------------------------
      Equity (9/1/97)                                          N/A                           4.87%
      Growth (9/1/97)                                          N/A                          10.88%
---------------------------------------------------------------------------------------------------------------
  SOGEN VARIABLE FUNDS, INC.
---------------------------------------------------------------------------------------------------------------
      SoGen Overseas (9/1/97)                                  N/A                          -6.86%
---------------------------------------------------------------------------------------------------------------
  T. ROWE PRICE FIXED INCOME SERIES, INC.
---------------------------------------------------------------------------------------------------------------
      Limited-Term Bond  (11/1/95)                           12.51%                          8.39%
---------------------------------------------------------------------------------------------------------------
  T. ROWE PRICE INTERNATIONAL SERIES, INC.
---------------------------------------------------------------------------------------------------------------
      International Stock  (11/6/95)                         -0.60%                         16.01%
---------------------------------------------------------------------------------------------------------------
  VAN ECK WORLDWIDE INSURANCE TRUST
---------------------------------------------------------------------------------------------------------------
      Worldwide Hard Assets  (11/6/95)                       -3.10%                         14.76%
===============================================================================================================



* Yield more closely reflects current earnings of the Money Market Variable Account than its total return.



ADJUSTED HISTORICAL PORTFOLIO PERFORMANCE FIGURES

         The charts below show "adjusted" historical performance data for the Portfolios, including for periods prior to the inception of the Variable Accounts, based on the performance of each Portfolio since its inception date, with a level of charges equal to those currently assessed under the Contracts. THESE FIGURES ARE NOT AN INDICATION OF THE FUTURE PERFORMANCE OF THE VARIABLE ACCOUNTS. Some of the figures reflect the waiver of advisory fees and reimbursement of other expenses for part or all of the periods indicated.


         Adjusted historical standard average annual total returns for periods since the inception of each Portfolio are as follows. These figures include:
(a) the daily deduction of the mortality and expenses charges at an annual rate of 1.25% (except that, prior to the inception of the corresponding Variable Account, deductions are monthly); (b) the daily deduction of the annual administrative expenses charge at an annual rate of 0.15% (except that, prior to the inception of the corresponding Variable Account, deductions are monthly); (c) the quarterly deduction of the administration charge of $7.50 adjusted for average account size; and (d) the deduction of the applicable contingent deferred sales load for the

Visionary contract and the Date of Issue Withdrawal Charge Option under the Visionary Choice contract.




===============================================================================================================
               PORTFOLIO                 For the     For the       For the      For the      For the period
       (Date of commencement of           1-year      3-year       5 -year      10-year           from
      operation of Corresponding          period      period       period       period       commencement of
              Portfolio)                   ended       ended        ended        ended          Portfolio
                                         12/31/97    12/31/97     12/31/97      12/31/97       operations
                                                                                             to 12/31/97
---------------------------------------------------------------------------------------------------------------
  ALGER AMERICAN FUND
---------------------------------------------------------------------------------------------------------------
     MidCap Growth (5/3/93)                6.31%      21.34%         N/A          N/A             20.65%
    Small Capitalization (9/20/88)         2.83%      17.04%        11.05%        N/A             18.08%
---------------------------------------------------------------------------------------------------------------
  FIDELITY VIP FUND
---------------------------------------------------------------------------------------------------------------
    Equity Income (10/9/86)               19.23%      22.28%        17.77%        14.96%          12.94%
    Growth (10/9/86)                      14.67%      21.77%        16.04%        15.76%          14.13%
    Money Market (4/2/82)*                 2.62%       1.92%         2.14%         3.84%           5.05%
---------------------------------------------------------------------------------------------------------------
  FIDELITY VIP FUND II
---------------------------------------------------------------------------------------------------------------
    Asset Manager (9/6/89)                11.88%      14.00%        10.47%         N/A            11.04%
    Contrafund (1/3/95)                   15.32%        N/A          N/A           N/A            25.40%
    Index 500 (8/27/92)                   23.91%      27.68%        17.57%         N/A            17.62%
    Investment Grade Bond (12/5/88)        0.67%       6.09%         3.13%         N/A             4.08%
---------------------------------------------------------------------------------------------------------------
  OCC ACCUMULATION TRUST
---------------------------------------------------------------------------------------------------------------
    Managed (8/31/88)                     13.50%      26.77%        17.58%         N/A            18.91%
    Small Cap (8/31/88)                   13.46%      15.28%        12.10%         N/A            13.97%
---------------------------------------------------------------------------------------------------------------

===============================================================================================================
               PORTFOLIO                 For the     For the       For the      For the      For the period
       (Date of commencement of           1-year      3-year       5 -year      10-year           from
      operation of Corresponding          period      period       period       period       commencement of
              Portfolio)                   ended       ended        ended        ended          Portfolio
                                         12/31/97    12/31/97     12/31/97      12/31/97       operations
                                                                                              to 12/31/97
---------------------------------------------------------------------------------------------------------------
  ROYCE CAPITAL FUND
---------------------------------------------------------------------------------------------------------------
    Royce Micro-Cap (12/27/96)            12.45%        N/A          N/A          N/A            12.53%
---------------------------------------------------------------------------------------------------------------
  SAFECO RESOURCE SERIES TRUST
---------------------------------------------------------------------------------------------------------------
    Equity (11/6/86)                      16.03%      17.23%       17.15%        16.00%          13.73%
    Growth (12/31/92)                     35.47%      35.88%       30.24%         N/A            30.24%
---------------------------------------------------------------------------------------------------------------
  SOGEN VARIABLE FUNDS, INC.
---------------------------------------------------------------------------------------------------------------
    SoGen Overseas (2/3/97)                N/A          N/A          N/A          N/A           -10.61%
---------------------------------------------------------------------------------------------------------------
  T. ROWE PRICE FIXED INCOME SERIES, INC.
---------------------------------------------------------------------------------------------------------------
    Limited-Term Bond (5/13/94)            5.40%       2.76%         N/A          N/A             2.74%
---------------------------------------------------------------------------------------------------------------
  T. ROWE PRICE INTERNATIONAL SERIES, INC.
---------------------------------------------------------------------------------------------------------------
    International Stock (3/31/94)         -6.95%       5.06%         N/A          N/A             4.22%
---------------------------------------------------------------------------------------------------------------
  VAN ECK WORLDWIDE INSURANCE TRUST
---------------------------------------------------------------------------------------------------------------
    Worldwide Hard Assets (8/31/89)       -9.29%       1.72%       10.44%         N/A             4.07%
===============================================================================================================



* Yield more closely reflects current earnings of the Money Market Portfolio than its total return.



    Adjusted historical non-standard average annual total returns for periods since the inception of each Portfolio are as follows. These figures include:
(a) the daily deduction of the mortality and expenses charge at an annual rate of 1.25% (except that, prior to the inception of the corresponding Variable Account, deductions are monthly); and
(b) and the daily deduction of the annual administrative expenses charge at the annual rate of 0.15% (except that, prior to the inception of the corresponding Variable Account, deductions are monthly). These figures do not reflect the quarterly deduction of the administration charge and any applicable contingent deferred sales load which, if deducted, would reduce performance.




=====================================================================================================================
                                                                                                    For the period
         PORTFOLIO                         For the       For the      For the        For the             from
 (Date of commencement of                   1-year       3-year        5-year        10-year       commencement of
operation of Corresponding                  period       period        period        period           Portfolio
        Portfolio)                          ended         ended        ended          ended           operations
                                           12/31/97     12/31/97      12/31/97       12/31/97        to 12/31/97
---------------------------------------------------------------------------------------------------------------------
  ALGER AMERICAN FUND
---------------------------------------------------------------------------------------------------------------------
    MidCap Growth (5/3/93)                  13.42%       22.88%         N/A            N/A              21.47%
    Small Capitalization (9/20/88)           9.85%       18.80%        12.05%          N/A              18.13%
---------------------------------------------------------------------------------------------------------------------
  FIDELITY VIP FUND
---------------------------------------------------------------------------------------------------------------------
    Equity Income (10/9/86)                 26.34%       23.91%        18.57%        15.02%             13.01%
    Growth (10/9/86)                        21.78%       23.41%        16.88%        15.82%             14.20%
    Money Market (4/2/82) *                  4.03%        4.21%         3.49%         3.93%              5.12%
---------------------------------------------------------------------------------------------------------------------
  FIDELITY VIP FUND II
---------------------------------------------------------------------------------------------------------------------
    Asset Manager (9/6/89)                  18.99%       15.86%        11.48%          N/A              11.23%
    Contrafund (1/3/95)                     22.43%         N/A          N/A            N/A              26.96%
    Index 500 (8/27/92)                     31.02%       29.16%        18.38%          N/A              18.34%
    Investment Grade Bond (12/5/88)          7.55%        8.22%         4.44%          N/A               4.17%
---------------------------------------------------------------------------------------------------------------------
  OCC ACCUMULATION TRUST
---------------------------------------------------------------------------------------------------------------------

=====================================================================================================================
                                                                                                    For the period
         PORTFOLIO                         For the       For the      For the        For the             from
 (Date of commencement of                   1-year       3-year        5-year        10-year       commencement of
operation of Corresponding                  period       period        period        period           Portfolio
        Portfolio)                          ended         ended        ended          ended           operations
                                           12/31/97     12/31/97      12/31/97       12/31/97        to 12/31/97
---------------------------------------------------------------------------------------------------------------------
    Managed (8/31/88)                       20.61%        28.29%       18.39%          N/A              18.97%
    Small Cap (8/31/88)                     20.56%        17.10%       13.06%          N/A              14.04%
---------------------------------------------------------------------------------------------------------------------
  ROYCE CAPITAL FUND
---------------------------------------------------------------------------------------------------------------------
    Royce Micro-Cap (12/27/96)              19.56%         N/A          N/A            N/A              19.55%
---------------------------------------------------------------------------------------------------------------------
  SAFECO RESOURCE SERIES TRUST
---------------------------------------------------------------------------------------------------------------------
    Equity (11/6/86)                        23.14%       18.99%        17.96%        16.06%             13.80%
    Growth (12/31/92)                       42.59%       37.22%        30.80%          N/A              30.80%
---------------------------------------------------------------------------------------------------------------------
  SOGEN VARIABLE FUNDS, INC.
---------------------------------------------------------------------------------------------------------------------
    SoGen Overseas (2/3/97)                  N/A           N/A          N/A            N/A              -3.88%
---------------------------------------------------------------------------------------------------------------------
  T. ROWE PRICE FIXED INCOME SERIES, INC.
---------------------------------------------------------------------------------------------------------------------
    Limited-Term Bond (5/13/94)             12.51%        5.02%         N/A            N/A               4.60%
---------------------------------------------------------------------------------------------------------------------
  T. ROWE PRICE INTERNATIONAL SERIES, INC.
---------------------------------------------------------------------------------------------------------------------
    International Stock (3/31/94)           -0.60%        7.22%         N/A            N/A               5.94%
---------------------------------------------------------------------------------------------------------------------
  VAN ECK WORLDWIDE INSURANCE TRUST
---------------------------------------------------------------------------------------------------------------------
    Worldwide Hard Assets (8/31/89)         -3.10%        4.02%        11.44%          N/A               4.34%
=====================================================================================================================




* Yield more closely reflects current earnings of the Money Market Portfolio than its total return.

  Adjusted historical standard cumulative total returns for periods since the inception of each Portfolio are as follows. These figures include: (a) the daily deduction of the mortality and expenses charge at an annual rate of 1.25% (except that, prior to the inception of the corresponding Variable Account, deductions are monthly); (b) the daily deduction of the annual administrative expenses charge at an annual rate of 0.15% (except that, prior to the inception of the corresponding Variable Account, deductions are monthly); (c) the quarterly deduction of an administration charge of $7.50 adjusted for average account size; and (d) the applicable contingent deferred sales load for the Visionary contract and for the Date of Issue Withdrawal Charge Option under the Visionary Choice contract.




=====================================================================================================================
                                                                                                     For the period
          PORTFOLIO                         For the        For the       For the      For the             from
  (Date of commencement of                   1-year        3-year         5-year       10-year      commencement of
 operation of Corresponding                  period        period        period        period          Portfolio
         Portfolio)                          ended          ended         ended         ended          operations
                                            12/31/97      12/31/97       12/31/97      12/31/97       to 12/31/97
---------------------------------------------------------------------------------------------------------------------
  ALGER AMERICAN FUND
---------------------------------------------------------------------------------------------------------------------
    MidCap Growth (5/3/93)                    6.31%        78.20%          N/A           N/A            139.92%
    Small Capitalization (9/20/88)            2.83%        60.31%         68.91%         N/A            367.59%
---------------------------------------------------------------------------------------------------------------------
  FIDELITY VIP FUND
---------------------------------------------------------------------------------------------------------------------
    Equity Income (10/9/86)                  19.23%        82.85%        126.57%       303.05%          291.97%
    Growth (10/9/86)                         14.67%        80.56%        110.39%       332.14%          341.24%
    Money Market (4/2/82) *                   2.62%         5.86%         11.14%        45.82%          117.92%
---------------------------------------------------------------------------------------------------------------------
  FIDELITY VIP FUND II
---------------------------------------------------------------------------------------------------------------------

=====================================================================================================================
                                                                                                     For the period
          PORTFOLIO                         For the        For the       For the      For the             from
  (Date of commencement of                   1-year        3-year         5-year       10-year      commencement of
 operation of Corresponding                  period        period        period        period          Portfolio
       Portfolio)                            ended          ended         ended         ended          operations
                                            12/31/97      12/31/97       12/31/97      12/31/97       to 12/31/97
---------------------------------------------------------------------------------------------------------------------
    Asset Manager (9/6/89)                   11.88%         48.15%        64.52%         N/A             138.86%
    Contrafund (1/3/95)                      15.32%          N/A           N/A           N/A              96.84%
    Index 500 (8/27/92)                      23.91%        108.17%       124.62%         N/A             138.03%
    Investment Grade Bond (12/5/88)           0.67%         19.42%        16.67%         N/A              43.68%
---------------------------------------------------------------------------------------------------------------------
  OCC ACCUMULATION TRUST
---------------------------------------------------------------------------------------------------------------------
    Managed (8/31/88)                        13.50%        103.72%       124.74%         N/A             403.69%
    Small Cap (8/31/88)                      13.46%         53.19%        77.05%         N/A             238.86%
---------------------------------------------------------------------------------------------------------------------
  ROYCE CAPITAL FUND
---------------------------------------------------------------------------------------------------------------------
    Royce Micro-Cap (12/27/96)               12.45%          N/A           N/A           N/A              12.67%
---------------------------------------------------------------------------------------------------------------------
  SAFECO RESOURCE SERIES TRUST
---------------------------------------------------------------------------------------------------------------------
    Equity (11/6/86)                         16.03%         61.09%       120.62%       341.15%           319.77%
    Growth (12/31/92)                        35.47%        150.67%       274.70%         N/A             274.70%
---------------------------------------------------------------------------------------------------------------------
  SOGEN VARIABLE FUNDS, INC.
---------------------------------------------------------------------------------------------------------------------
    SoGen Overseas (2/3/97)                   N/A            N/A           N/A           N/A              -9.67%
---------------------------------------------------------------------------------------------------------------------
  T. ROWE PRICE FIXED INCOME SERIES, INC.
---------------------------------------------------------------------------------------------------------------------
    Limited-Term Bond (5/13/94)               5.40%          8.51%         N/A           N/A              10.34%
---------------------------------------------------------------------------------------------------------------------
  T. ROWE PRICE INTERNATIONAL SERIES, INC.
---------------------------------------------------------------------------------------------------------------------
    International Stock (3/31/94)            -6.95%         15.96%         N/A           N/A              16.78%
---------------------------------------------------------------------------------------------------------------------
  VAN ECK WORLDWIDE INSURANCE TRUST
---------------------------------------------------------------------------------------------------------------------

=====================================================================================================================
                                                                                                     For the period
          PORTFOLIO                         For the        For the       For the      For the             from
    (Date of commencement of                 1-year        3-year         5-year       10-year      commencement of
   operation of Corresponding                period        period        period        period          Portfolio
           Portfolio)                        ended          ended         ended         ended          operations
                                            12/31/97      12/31/97       12/31/97      12/31/97       to 12/31/97
---------------------------------------------------------------------------------------------------------------------
    Worldwide Hard Assets (8/31/89)          -9.29%         5.26%        64.32%          N/A            39.43%
=====================================================================================================================



* Yield more closely reflects current earnings of the Money Market Portfolio than its total return.




  Adjusted historical non-standard cumulative total returns for periods since the inception of each Portfolio are as follows. These figures include: (a) the daily deduction of the mortality and expenses charges at an annual rate of 1.25% (except that, prior to the inception of the corresponding Variable Account, deductions are monthly); and (b) the daily deduction of the administrative expenses charge at an annual rate of 0.15% (except that, prior to the inception of the corresponding Variable Account, deductions are monthly). These figures do not reflect the quarterly deduction of the administration charge and the applicable contingent deferred sales load which, if deducted, would reduce performance. Nonstandard performance data will only be disclosed if standard performance data for the required periods is also disclosed.




=====================================================================================================================
                PORTFOLIO                 For the      For the     For the     For the   For the period from
 (Date of commencement                     1-year      3-year       5-year     10-year     commencement of
 of operation of                        period ended   period   period ended   period    Portfolio operations
 Corresponding Portfolio)                 12/31/97      ended      12/31/97    ended         to 12/31/97
                                                      12/31/97                 12/31/97
---------------------------------------------------------------------------------------------------------------------
 ALGER AMERICAN FUND
---------------------------------------------------------------------------------------------------------------------
   MidCap Growth (5/3/93)                  13.42%      85.56%        N/A         N/A            147.60%
   Small Capitalization (9/20/88)           9.85%      67.65%       76.60%       N/A            369.44%
---------------------------------------------------------------------------------------------------------------------

=====================================================================================================================
        PORTFOLIO                         For the      For the     For the     For the   For the period from
 (Date of commencement of                  1-year      3-year       5-year     10-year     commencement of
       operation of                     period ended   period   period ended   period    Portfolio operations
 Corresponding Portfolio)                 12/31/97      ended      12/31/97    ended         to  12/31/97
                                                      12/31/97                 12/31/97
---------------------------------------------------------------------------------------------------------------------
 FIDELITY VIP FUND
---------------------------------------------------------------------------------------------------------------------
   Equity Income (10/9/86)                 26.34%      90.25%      134.37%     305.37%          294.71%
   Growth (10/9/86)                        21.78%      87.95%      118.16%     334.45%          344.01%
   Money Market (4/2/82) *                  4.03%      13.18%       18.69%      47.02%          119.48%
---------------------------------------------------------------------------------------------------------------------
 FIDELITY VIP FUND II
---------------------------------------------------------------------------------------------------------------------
   Asset Manager (9/6/89)                  18.99%      55.52%       72.20%       N/A            142.23%
   Contrafund (1/3/95)                     22.43%        N/A         N/A         N/A            104.24%
   Index 500 (8/27/92)                     31.02%     115.60%      132.49%       N/A            145.98%
   Investment Grade Bond (12/5/88)          7.55%      26.75%       24.24%       N/A             44.81%
---------------------------------------------------------------------------------------------------------------------
 OCC ACCUMULATION TRUST
---------------------------------------------------------------------------------------------------------------------
   Managed (8/31/88)                       20.61%     111.12%      132.57%       N/A            406.04%
   Small Cap (8/31/88)                     20.56%      60.58%       84.76%       N/A            240.76%
---------------------------------------------------------------------------------------------------------------------
 ROYCE CAPITAL FUND
---------------------------------------------------------------------------------------------------------------------
   Royce Micro-Cap (12/27/96)              19.56%        N/A         N/A         N/A             19.78%
---------------------------------------------------------------------------------------------------------------------
 SAFECO RESOURCE SERIES TRUST
---------------------------------------------------------------------------------------------------------------------
   Equity (11/6/86)                        23.14%      68.48%      128.38%     343.39%          322.44%
   Growth (12/31/92)                       42.59%     158.36%      282.79%       N/A            282.79%
---------------------------------------------------------------------------------------------------------------------
 SOGEN VARIABLE FUNDS, INC.
---------------------------------------------------------------------------------------------------------------------

=====================================================================================================================
        PORTFOLIO                         For the      For the     For the     For the   For the period from
 (Date of commencement of                  1-year      3-year       5-year     10-year     commencement of
       operation of                     period ended   period   period ended   period    Portfolio operations
 Corresponding Portfolio)                 12/31/97      ended      12/31/97    ended         to  12/31/97
                                                      12/31/97                 12/31/97
---------------------------------------------------------------------------------------------------------------------
   SoGen Overseas (2/3/97)                  N/A          N/A         N/A         N/A            -3.53%
---------------------------------------------------------------------------------------------------------------------
 T. ROWE PRICE FIXED INCOME SERIES, INC.
---------------------------------------------------------------------------------------------------------------------
   Limited-Term Bond (5/13/94)             12.51%      15.84%        N/A         N/A            17.75%
---------------------------------------------------------------------------------------------------------------------
 T. ROWE PRICE INTERNATIONAL SERIES, INC.
---------------------------------------------------------------------------------------------------------------------
   International Stock (3/31/94)           -0.60%      23.28%        N/A         N/A            24.18%
---------------------------------------------------------------------------------------------------------------------
 VAN ECK WORLDWIDE INSURANCE TRUST
---------------------------------------------------------------------------------------------------------------------
   Worldwide Hard Assets (8/31/89)         -3.10%      12.56%      71.86%        N/A            42.51%
=====================================================================================================================




* Yield more closely reflects current earnings of the Money Market Portfolio than its total return.


                             NET INVESTMENT FACTOR

    The Net Investment Factor is an index that measures the investment performance of a Variable Account from one Business Day to the next. Each Variable Account has its own Net Investment Factor, which may be greater or less than one. The Net Investment Factor for each Variable Account equals 1 plus the fraction obtained by dividing (a) by (b) where:

    (a)      is the net result of:

             1. the investment income, dividends, and capital gains, realized or unrealized, credited at the end of the current Business Day; PLUS

             2. the amount credited or released from reserves for taxes attributed to the operation of the Variable Account; MINUS

             3. the capital losses, realized or unrealized, charged at the end of the current Business Day, MINUS

             4. any amount charged for taxes or any amount set aside during the Business Day as a reserve for taxes attributable to the operation or maintenance of the Variable Account; MINUS

             5. the amount charged for mortality and expense risk on that Business Day; MINUS

             6.      the amount charged for administration on that Business
                     Day; and

    (b) is the value of the assets in the Variable Account at the end of the preceding Business Day, adjusted for allocations and transfers to and withdrawals and transfers from the Variable Account occurring during that preceding Business Day.



                           VARIABLE ANNUITY PAYMENTS

    The dollar amount of the first variable annuity payment is determined in the same manner as that of a fixed annuity payment. Therefore, for any particular amount applied to a variable payout plan, the dollar amount of the first variable annuity payment and the first fixed annuity payment (assuming the fixed payment is based on the minimum guaranteed 3.0% interest rate) will be the same. Later variable annuity payments, however, will vary to reflect the net investment performance of the Variable Account(s) selected by the Owner or the Annuitant.


     Annuity units measure the net investment performance of a Variable Account
for purposes of determining the amount of variable annuity payments.   On the
Annuity Start Date, the adjusted Contract Value for each Variable Account is used to purchase annuity units at the annuity unit value for that Variable Account. The number of annuity units in each Variable Account then remains fixed unless an exchange of annuity units is made as described below. Each Variable Account has a separate annuity unit value that changes each Business Day in substantially the same way as does the value of an accumulation unit of a Variable Account.


    The dollar value of each variable annuity payment after the first is determined by multiplying the number of annuity units of a particular Variable Account by the annuity unit value for that Variable Account on the Business Day immediately preceding the date of each payment. If the net investment return of the Variable Account for a payment period is equal to the pro-rated portion of the 3.0% annual assumed investment rate, the variable annuity payment for that Variable Account for that period will equal the payment for the prior period. If the net investment return exceeds an annualized rate of 3.0% for a payment period, the payment for that period will be greater than the payment for the prior period. Similarly, if the return for a period falls short of an annualized rate of 3.0%, the payment for that period will be less than the payment for the prior period. The Owner may choose an assumed interest rate of 3.0%, 4.0%, or 5.0% at the time a variable payout plan is selected.

ASSUMED INVESTMENT RATE

    The discussion concerning the amount of variable annuity payments which follows this section is based on an assumed investment rate of 3.0% per year. Under the Contract, the Contract Owner may choose an assumed interest rate of 3.0%, 4.0% or 5.0% at the time a variable payout plan is selected. The assumed investment rate is used merely in order to determine the first monthly payment per thousand dollars of applied value. THIS RATE DOES NOT BEAR ANY RELATIONSHIP TO THE ACTUAL NET INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT OR ANY VARIABLE ACCOUNT.

AMOUNT OF VARIABLE ANNUITY PAYMENTS


    The amount of the first variable annuity payment to a payee will depend on the amount (i.e., the adjusted Contract Value, the Surrender Value, the death benefit) applied to effect the variable annuity payment as of the Annuity Start Date, the annuity payout plan option selected, and the age and sex (if applicable) of the annuitant. The Contracts contain tables indicating the dollar amount of the first annuity payment under each annuity payment option for each $1,000 applied at various ages. These tables are based upon the 1983 Table A (promulgated by the Society of Actuaries) and an assumed investment rate of 3.0% per year.


    The portion of the first monthly variable annuity payment derived from a Variable Account is divided by the annuity unit value for that Variable Account (calculated as of the date of the first monthly payment). The number of such units will remain fixed during the annuity period, assuming the Annuitant makes no exchanges of annuity units for annuity units of another Variable Account or to provide a fixed annuity payment.

    In any subsequent month, for any Contract, the dollar amount of the variable annuity payment derived from each Variable Account is determined by multiplying the number of annuity units of that Variable Account attributable to that Contract by the value of such annuity unit at the end of the valuation period immediately preceding the date of such payment.

    The annuity unit value will increase or decrease from one payment to the next in proportion to the net investment return of the Variable Account or Variable Accounts supporting the variable annuity payments, less an adjustment to neutralize the 3.0% assumed investment rate referred to above. Therefore, the dollar amount of annuity payments after the first will vary with the amount by which the net investment return of the appropriate Variable Accounts is greater or less than 3.0% per year. For example, for a Contract using only one Variable Account to generate variable annuity payments, if that Variable Account has a cumulative net investment return of 5% over a one year period, the first annuity payment in the next year will be approximately 2% greater than the payment on the same date in the preceding year. If such net investment return is 1% over a one year period, the first annuity payment in the next year will be approximately 2 percentage points less than the payment on the same date in the preceding year. (See also "Variable Annuity Payments" in the Prospectus.)

ANNUITY UNIT VALUE

    The value of an annuity unit is calculated at the same time that the value of an accumulation unit is calculated and is based on the same values for fund shares and other assets and liabilities. (See "Separate Account Value" in the Prospectus.) The annuity unit value for each Variable Account's first valuation period was set at $100. The annuity unit value for a Variable Account is calculated for each subsequent valuation period by dividing (1) by
(2), then multiplying this quotient by (3) and then multiplying the result by
(4), where:

    (1)      is the accumulation unit value for the current valuation period;

    (2) is the accumulation unit value for the immediately preceding valuation period;

    (3) is the annuity unit value for the immediately preceding valuation period; and

    (4) is a special factor designed to compensate for the assumed investment rate of 3.0% built into the table used to compute the first variable annuity payment.

    The following illustrations show, by use of hypothetical examples, the method of determining the annuity unit value and the amount of several variable annuity payments based on one Variable Account.


               ILLUSTRATION OF CALCULATION OF ANNUITY UNIT VALUE

1.       Accumulation unit value for current
            valuation period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $11.15
2.       Accumulation unit value for immediately preceding valuation period . . . . . . . . . . . . .  $11.10
3.       Annuity unit value for immediately preceding
            valuation period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $105.00
4.       Factor to compensate for the assumed
            investment rate of 3.0% . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .9975
5.       Annuity unit value of current valuation
            period ((1) / (2)) x (3) x (4)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . $105.2093



                   ILLUSTRATION OF VARIABLE ANNUITY PAYMENTS

1.       Number of accumulation units at  Annuity Start Date  . . . . . . . . . . . . . . . . . . .     10,000
2.       Accumulation unit value  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $11.1500
3.       Adjusted Contract Value (1)x(2)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $111,500
4.       First monthly annuity payment per $1,000
            of adj. Contract Value  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $5.89
5.       First monthly annuity payment (3)x(4) / 1,000  . . . . . . . . . . . . . . . . . . . . . .    $656.74
6.       Annuity unit value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $105.2093
7.       Number of annuity units (5)/(6)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     6.2422
8.       Assume annuity unit value for second month equal to  . . . . . . . . . . . . . . . . . . .  $105.3000
9.       Second monthly annuity payment (7)x(8) . . . . . . . . . . . . . . . . . . . . . . . . . .    $657.30
10.      Assume annuity unit value for third month equal to . . . . . . . . . . . . . . . . . . . .  $104.9000
11.      Third monthly annuity payment (7)x(10) . . . . . . . . . . . . . . . . . . . . . . . . . .    $654.81



               ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

         In the event of any such substitution or change, the Company may (by appropriate endorsement, if necessary) change the Contract to reflect the substitution or change. If the Company considers it to be in the best interest of Owners and Annuitants, and subject to any approvals that may be required under applicable law, the Separate Account may be operated as a management investment company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, it may be combined with other of the Company's separate accounts, or the assets may be transferred to another separate account. In addition, the Company may, when permitted by law, restrict or eliminate any voting rights the Owner has under the Contracts.

         The Company will continue to pay a Living Benefit under the Visionary Choice Contract and a Maturity Benefit under the Visionary Contract on Premium Payments allocated to an Eligible Variable Account if: (a) the Portfolio underlying an Eligible Variable Account changes its investment objective; (b) the Company determines that an investment in the Portfolio underlying an Eligible Variable Account is no longer appropriate in light of the purposes of the Separate Account; or (c) shares of a Portfolio underlying an Eligible Variable Account are no longer available for investment by the Separate Account and the Company is forced to redeem all shares of the Portfolio held by the Eligible Variable Account. (See the Prospectus for the Owner's Contract.)

RESOLVING MATERIAL CONFLICTS

         The Funds currently sell shares to registered separate accounts of insurance companies other than IL Annuity to support other variable annuity contracts and variable life insurance contracts. In addition, some of the Funds may in the future be sold to the Company's other separate accounts and may in the future be sold to separate accounts of other affiliated life insurance companies to support other variable annuity or variable life insurance contracts.

Moreover, shares of some of the Funds may in the future be sold to qualified retirement plans. As a result, there is a possibility that an irreconcilable material conflict may arise between the Owner's interests in owning a Contract whose Contract Value is allocated to the Separate Account and of persons owning Contracts whose Contract Values are allocated to one or more other separate accounts investing in any one of the Funds. There is also the possibility that a material conflict may arise between the interests of Contract Owners generally, or certain classes of Contract Owners, and participating qualified retirement plans or participants in such retirement plans.

         The Company currently does not foresee any disadvantages to the Owner that would arise from the sale of Fund shares to support variable life insurance contracts or variable annuity contracts of other companies or to qualified retirement plans. However, the management of the Funds will each monitor events related to their Fund in order to identify any material irreconcilable conflicts that might possibly arise as a result of such Fund offering its shares to (1) support both variable life insurance contracts and variable annuity contracts, or (2) support the variable life insurance contracts and/or variable annuity contracts issued by various unaffiliated insurance companies. In addition, the management of the Funds will monitor the Funds in order to identify any material irreconcilable conflicts that might possibly arise as a result of the sale of its shares to qualified retirement plans, if applicable. In the event of such a conflict, the management of the appropriate Fund would determine what action, if any, should be taken in response to the conflict. In addition, if the Company believes that the response of the Funds to any such conflict does not sufficiently protect the Owner, the Company will take appropriate action on its own, including withdrawing the Separate Account's investment in such Funds, as appropriate. (See the individual Fund prospectuses for greater detail.)

                    TERMINATION OF PARTICIPATION AGREEMENTS

         The participation agreements pursuant to which the Funds sell their shares to the Variable Account contain varying provisions regarding termination. The following summarizes those provisions:

         THE ALGER AMERICAN FUND. This agreement provides for termination: (1) on six months' advance written notice by any party; (2) at IL Annuity's option if shares of any Portfolio are not reasonably available to meet the requirements of the Contracts or are not registered, issued or sold in accordance with applicable state and/or federal law; (3) at IL Annuity's option if any Portfolio ceases to be qualified as a Regulated Investment Company under Subchapter M of the Internal Revenue Code (the "Code"); (4) at IL Annuity's option if any Portfolio fails to meet certain diversification requirements of the Code; (5) at the option of the Fund or Fred Alger & Company, Inc. (the "Distributor"), upon a determination that IL Annuity has suffered a material adverse change in its business, operations, financial condition or prospects or is the subject of material adverse publicity; (6) by IL Annuity upon a determination that either the Fund or the Distributor has suffered a material adverse change in its business, operations, financial condition or prospects or is the subject of material adverse publicity; (7) by the Fund or the Distributor if the Contracts cease to qualify as annuity contracts or endowment contracts under the Code or if the Contracts are not registered, issued or sold in accordance with state and/or federal law; or (8) on 180 days written notice upon a determination by any party that a material irreconcilable conflict exists.

         FIDELITY VARIABLE INSURANCE PRODUCTS FUND and FIDELITY VARIABLE INSURANCE PRODUCTS FUND II. These agreements provide for termination: (1) on six months' advance written notice by any party; (2) at IL Annuity's option if shares of any Portfolio are not reasonably available to meet the requirements of the Contracts or are not registered, issued or sold in accordance with applicable state and/or federal law; (3) at IL Annuity's option if any Portfolio ceases to be qualified as a Regulated Investment Company under Subchapter M of the Internal Revenue Code (the "Code"); (4) at IL Annuity's option if any Portfolio fails to meet certain diversification requirements of the Code; (5) at the option of the Fund or Fidelity Distributors Corporation (the "Underwriter") upon a determination that IL Annuity has suffered a material adverse change in its business, operations, financial condition or prospects or is the subject of material adverse publicity; (6) by IL Annuity upon a determination that either the Fund or the Underwriter has suffered a material adverse change in its business, operations, financial condition or prospects or is the subject of material adverse publicity; or (7) by the Fund or the Underwriter if IL Annuity provides written notice of its intent to use another investment company as a funding vehicle for the Contracts.

         OCC ACCUMULATION TRUST. This agreement provides for termination: (1) on six months' advance written notice by any party; (2) at IL Annuity's option if shares of any Portfolio are not reasonably available to meet the requirements of the Contracts; (3) at IL Annuity's option if any Portfolio ceases to be qualified as a Regulated Investment Company under Subchapter M of the Internal Revenue Code (the "Code"); (4) at IL Annuity's option if any Portfolio fails to meet certain diversification requirements of the Code; (5) at the option of the Fund upon a determination that IL Annuity has suffered a material adverse change in its business, operations, financial condition or prospects or is the subject of material adverse publicity; (6) by IL Annuity upon a determination that the Fund has suffered a material adverse change in its business, operations, financial condition or prospects or is the subject of material adverse publicity; (7) by the Fund or IL Annuity if IL Annuity receives necessary regulatory approvals to substitute shares of another investment company as a funding vehicle for the Contracts; (8) by the Fund upon institution of certain proceedings against IL Annuity; (9) at IL Annuity's option upon institution of certain administrative proceedings against the Fund or the Underwriter; (10) by the Fund or IL Annuity upon a determination that certain irreconcilable conflicts exist; or (11) at the option of the Fund or IL Annuity, upon the other party's material breach of any provision in the Participation Agreement.

         ROYCE CAPITAL FUND. This agreement provides for termination: (1) at the option of IL Annuity or the Royce Trust (the "Trust") upon 180 days' notice; (2) at the option of IL Annuity, if the Trust shares are not reasonably available to meet the requirements of the Contracts; (3) at the option of IL Annuity, upon the institution of certain formal proceedings against the Trust by the SEC, the National Association of Securities Dealers, Inc. ("NASD"), or any other regulatory body; (4) at the option of the Advisor of the Trust or the Trust, upon the institution of certain formal proceedings against IL Annuity by the SEC, the NASD or any other regulatory body; (5) in the event the Trust's shares are not registered, issued or sold in accordance with applicable state or federal law, or such law precludes the use of such shares as the underlying investment medium of Contracts; (6) at the option of the Adviser of the Trust or the Trust, if the Contracts cease to qualify as annuity contracts or life insurance contracts, as applicable, under the Code; (7) at the option of IL Annuity, upon the Trust's unremedied breach of any material provision of this agreement; (8) at the option of the Adviser of the Trust or the Trust, upon IL Annuity's unremedied breach of any material provision of this agreement; (9) at the option of the Adviser of the Trust or the Trust, if the Contracts are not registered, issued or sold in accordance with applicable federal and/or state law; (10) in the event this agreement is assigned without the prior written consent of IL Annuity and the Trust.

         SAFECO RESOURCE SERIES TRUST. This agreement shall terminate as to the sale and issuance of new Contracts: (1) at the option of either IL Annuity or the SAFECO Trust ("Trust"), upon 180 days' advance written notice to the other; (2) at the option of IL Annuity, upon ten days' advance written notice to the Trust if shares of the Portfolios are not available for any reason to meet the requirements of the Contracts as determined by IL Annuity; (3) at the option of IL Annuity, upon the institution of certain formal proceedings against the Trust or Adviser by the SEC, the National Association of Securities Dealers, Inc. ("NASD"), or any other regulatory body; (4) at the option of the Trust, upon the institution of certain formal proceedings against IL Annuity or the principal underwriter for the Contracts by the SEC, the NASD or any other regulatory body; (5) in the event the Trust's shares are not registered, issued or sold in accordance with applicable state or federal law, or such law precludes the use of such shares as the underlying investment medium of Contracts; (6) upon the receipt of any necessary regulatory approvals, or the requisite vote of Contract owners having an interest in the Portfolios, to substitute for shares of the Portfolios the shares of another investment company in accordance with the terms of the applicable Contracts; (7) at the option of the Trust, if the Contracts cease to qualify as annuity contracts or life insurance contracts, as applicable, under the Code; (8) at the option of IL Annuity, upon the Trust's unremedied breach of any material provision of this agreement; (9) at the option of the Trust, upon IL Annuity's unremedied breach of any material provision of this agreement; (10) at the option of the Trust, if the Contracts are not registered, issued or sold in accordance with applicable federal and/or state law; (11) in the event this agreement is assigned without the prior written consent of IL Annuity, the Trust or Adviser.

         SOGEN VARIABLE FUNDS, INC. This agreement shall continue in full force and effect until the first to occur of: (1) termination by any party, for any reason with respect to the Portfolio, by 120 days advance written notice delivered to the other parties; or (2) termination by IL Annuity by written notice to the SoGen Fund and its Underwriter based upon IL Annuity's determination that shares of the Portfolio are not reasonably available to meet the requirements of the Contracts; or (3) termination by IL Annuity by written notice to the SoGen Fund and its Underwriter in the event the Portfolio's shares are not registered, issued or sold in accordance with applicable state and/or federal law or such law precludes the use of such shares as the underlying investment media of the Contracts; or (4) termination by the SoGen Fund or its Underwriter in the event that certain formal administrative proceedings are instituted against IL Annuity by the NASD, the SEC, the Insurance Commissioner or like official of any state or any other regulatory body; or (5) termination by IL Annuity in the event that certain formal administrative proceedings are instituted against the SoGen Fund or Underwriter by the NASD, the SEC, or any state securities or insurance department or any other regulatory body; or (6) termination by IL Annuity by written notice to the SoGen Fund and its Underwriter in the event that the Portfolio ceases to qualify as a Regulated Investment Company under Subchapter M or fails to comply with the Section 817(h) diversification requirements of the Code; or (7) termination by the SoGen Fund or its Underwriter by written notice to IL Annuity in the event that the Contracts fail to meet certain qualifications; or (8) termination by either the SoGen Fund or its Underwriter by written notice to IL Annuity if either one or both of the SoGen Fund or its Underwriter respectively, shall determine, in their sole judgment exercised in good faith, that IL Annuity has suffered a material adverse change in its business, operations, financial condition, or prospects since the date of the Participation Agreement or is the subject of material adverse publicity; or (9) termination by IL Annuity by written notice to the SoGen Fund and its Underwriter, if the Company shall determine, in its sole judgment exercised in good faith, that the SoGen Fund, its Adviser, or its Underwriter has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this agreement or is the subject of material adverse publicity; or (10) termination by IL Annuity upon any substitution of the shares of another investment company or series thereof for shares of the Portfolio in accordance with the terms of the Contracts; or (11) termination by any party in the event that the SoGen Fund's Board of Directors determines that a material irreconcilable conflict exists.

         T. ROWE PRICE FIXED INCOME SERIES, INC. AND T. ROWE PRICE INTERNATIONAL SERIES, INC. These agreements provide for termination: (1) on six months' advance written notice by any party; (2) at IL Annuity's option if shares of any Portfolio are not reasonably available to meet the requirements of the Contracts or are not registered, issued or sold in accordance with applicable state and/or federal law; (3) at IL Annuity's option if any Portfolio ceases to be qualified as a Regulated Investment Company under Subchapter M of the Internal Revenue Code (the "Code"); (4) at IL Annuity's option if any Portfolio fails to meet certain diversification requirements of the Code; (5) at the option of the Fund or T. Rowe Price Investment Services, Inc. (the "Underwriter") upon a determination that IL Annuity has suffered a material adverse change in its business, operations, financial condition or prospects or is the subject of material adverse publicity; (6) by IL Annuity upon a determination that either the Fund or the Underwriter has suffered a material adverse change in its business, operations, financial condition or prospects or is the subject of material adverse publicity; (7) by the Fund or the Underwriter if IL Annuity provides written notice of its intent to use another investment company as a funding vehicle for the Contracts; (8) by the Fund or the Underwriter upon institution of certain proceedings against IL Annuity; or (9) at IL Annuity's option upon institution of certain administrative proceedings against the Fund or the Underwriter.

         VAN ECK WORLDWIDE INSURANCE TRUST. This agreement provides for termination: (1) on six months' advance written notice by any party; (2) at IL Annuity's option if shares of any Portfolio are not reasonably available to meet the requirements of the Contracts or are not registered, issued or sold in accordance with applicable state and/or federal law; (3) at IL Annuity's option if any Portfolio ceases to be qualified as a Regulated Investment Company under Subchapter M of the Internal Revenue Code (the "Code"); (4) at IL Annuity's option if any Portfolio fails to meet certain diversification requirements of the Code; (5) at the option of the Trust or Van Eck Associates Corporation (the "Adviser") upon a determination that IL Annuity has suffered a material adverse change in its business, operations, financial condition or prospects or is the subject of material adverse publicity; (6) by IL Annuity upon a determination that either the Trust or the Adviser has suffered a material adverse change in its business, operations, financial condition or prospects or is the subject of material adverse publicity; (7) by IL Annuity, the Adviser or the Trust, upon institution of certain proceedings against the broker-dealers marketing the Contracts, the Adviser or the Trust; (8) upon a decision by IL Annuity to substitute the Trust's shares with the shares of another investment company; or
(9) upon assignment of the Agreement.

                                 VOTING RIGHTS

         The number of the Owner's votes is determined by dividing the Contract Value the Owner has in a Variable Account by the net asset value per share of the Portfolio in which that Variable Account invests. For each Annuitant, the number of votes attributable to a Variable Account will be determined by dividing the liability for future variable annuity payments to be paid from that Variable Account by the net asset value per share of the Portfolio in which that Variable Account invests. This liability for future payments is
calculated on the basis of the mortality assumptions.   The assumed investment
rate the Owner selected is used in determining the number of annuity units of that Variable Account credited to the Annuitant's Contract and annuity unit value of that Variable Account on the date that the number of votes is determined. As variable annuity payments are made to the Annuitant, the liability for future payments decreases as does the number of votes.

         The number of votes available to the Owner or an Annuitant will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the relevant meeting of the Portfolio's shareholders. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established for the Fund.




                         SAFEKEEPING OF ACCOUNT ASSETS

         The Company holds the title to the assets of the Separate Account. The assets are kept physically segregated and held separate and apart from the Company's General Account assets and from the assets in any other separate account.

         Records are maintained of all purchases and redemptions of Portfolio shares held by each of the Variable Accounts.


         The officers and employees of the Company are covered by an insurance company blanket bond issued by Travelers Casualty and Surety Company of America to Indianapolis Life Insurance Company and its various subsidiaries in the amount of twenty million dollars. The bond insures against dishonest and fraudulent acts of officers and employees.


                         DISTRIBUTION OF THE CONTRACTS

         IL Securities, Inc., P.O. Box 1230, 2960 North Meridian Street, Indianapolis, Indiana 46208, acts as the distributor for the Contracts. IL Securities, Inc. is wholly-owned by the Indianapolis Life Group of Companies, Inc., which, in turn, is wholly-owned by Indianapolis Life Insurance Company. IL Securities, Inc. is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

         The Company offers the Contracts to the public on a continuous basis. The Company does not anticipate discontinuing the offering of the Contracts, but reserves the right to discontinue the offering. Agents who sell the Contracts are licensed by applicable state insurance authorities to sell the Contracts and are registered representatives of IL Securities, Inc. or broker-dealers having selling agreements with IL Securities, Inc. or broker-dealers having selling agreements with such broker-dealers.


         The Company may pay sales commissions to broker-dealers up to an amount equal to 7.2% of the Premium Payments paid under a Contract. In addition, asset-based trailer commissions of up to 1.25% may be paid. The Company may also pay up to 1.00% of Premium Payments to IL Securities to compensate it for certain distribution expenses. The broker-dealers are expected to compensate sales representatives in varying amounts from these commissions. The Company may also pay other distribution expenses such as production incentive bonuses, an agent's insurance and pension benefits, and agency expense allowances. These distribution expenses do not result in any additional charges against the Contracts other than those described in the prospectus under "Fees and Charges." IL Securities, Inc. received and retained $637,722.49 in underwriting commissions during fiscal year 1997, and $195,937.53 in fiscal year 1996.

                                 LEGAL MATTERS


         All matters relating to Massachusetts law pertaining to the Contracts, including the validity of the Contracts and the Company's authority to issue the Contracts, have been passed upon by Janis B. Funk, Counsel.
Sutherland, Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.


                                    EXPERTS


        The balance sheets of IL Annuity and Insurance Company as of December 31, 1997 and 1996, and the related statements of income, shareholder's equity, and cash flows for each of the three years in the period ended December 31, 1997, and the statement of net assets of IL Annuity and Insurance Co. Separate Account 1 as of December 31, 1997, and the related statement of operations for the year then ended, and statements of changes in net assets for each of the years in the period then ended, appearing in this Statement of Additional Information and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.


                               OTHER INFORMATION

         A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

                              FINANCIAL STATEMENTS

                                             Financial Statements

                                       IL Annuity and Insurance Company

                                 Years ended December 31, 1997, 1996 and 1995
                                     With Report of Independent Auditors

                        IL Annuity and Insurance Company

                              Financial Statements


                   Years ended December 31, 1997, 1996 and 1995





                                    CONTENTS


Report of Independent Auditors..........................................1

Audited Financial Statements

Balance Sheets..........................................................2
Statements of Income....................................................3
Statements of Shareholder's Equity......................................4
Statements of Cash Flows................................................5
Notes to Financial Statements...........................................6

                         Report of Independent Auditors


Board of Directors
IL Annuity and Insurance Company


We have audited the accompanying balance sheets of IL Annuity and Insurance Company (indirectly majority owned by Indianapolis Life Insurance Company) as of December 31, 1997 and 1996, and the related statements of income, shareholder's equity, and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of IL Annuity and Insurance Company at December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1997, in conformity with generally accepted accounting principles.


/s/ Ernst & Young, LLP


April 17, 1998

                        IL Annuity and Insurance Company


                                 Balance Sheets


                                                                             DECEMBER 31
                                                                     1997                 1996
                                                                -----------------------------------
                                                                                        RESTATED
ASSETS
Fixed maturity securities:
      Available for sale, at fair value                          $ 432,917,723        $  37,780,704
      Trading, at fair value                                        28,033,530               86,062
      Held to maturity, at amortized cost                            8,036,013            2,000,000
Mortgage loans                                                      20,853,908                    -
Policy loans                                                            41,309                    -
Cash and short-term investments                                     78,206,640           20,947,222
                                                                -----------------------------------
                                                                   568,089,123           60,813,988

Accrued investment income                                            5,838,029              565,974
Reinsurance recoverable                                             30,962,413                    -
Deferred acquisition costs                                          18,954,120            4,860,881
Goodwill, net of accumulated amortization of $346,801
      in 1997 and $237,285 in 1996                                   1,843,518            1,953,034
Federal income taxes recoverable                                       951,606                    -
Receivables and other assets                                           195,990                5,681
Separate account assets                                             85,386,460           19,804,429
                                                                -----------------------------------
Total assets                                                     $ 712,221,259        $  88,003,987
                                                                ===================================

LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities:
      Future policy benefit reserves                             $ 581,568,496        $  45,729,780
      Other policyholder liabilities                                   432,661                    -
      Accounts payable and other liabilities                        13,437,140            4,989,172
      Federal income taxes                                           5,233,339               92,809
      Separate account liabilities                                  85,386,460           19,804,429
                                                                -----------------------------------
Total liabilities                                                  686,058,096           70,616,190

Shareholder's equity:
     Common stock, $250 par value:
          Authorized and issued--10,000 shares                       2,500,000            2,500,000
     Additional paid-in capital                                     24,262,659           17,262,659
     Net unrealized gains on available for sale securities             250,115              154,469
     Retained earnings (deficit)                                      (849,611)          (2,529,331)
                                                                -----------------------------------
Total shareholder's equity                                          26,163,163           17,387,797
                                                                -----------------------------------
Total liabilities and shareholder's equity                       $ 712,221,259        $  88,003,987
                                                                ===================================



See accompanying notes.

                        IL Annuity and Insurance Company


                              Statements of Income



                                                                          YEARS ENDED DECEMBER 31
                                                               1997                1996               1995
                                                            --------------------------------------------------
                                                                                 RESTATED
Revenue:
      Annuity fees and charges                               $ 8,284,399       $   346,265        $         -
      Investment income                                       12,315,656           884,450            402,408
      Net realized capital gains                               3,350,187           133,003                936
                                                            -------------------------------------------------
                                                              23,950,242         1,363,718            403,344

Expenses:
      Policy benefits                                         16,627,276           549,779                  -
      Underwriting, acquisition and insurance expenses         5,604,485         2,762,343            996,098
                                                            -------------------------------------------------
                                                              22,231,761         3,312,122            996,098
                                                            -------------------------------------------------
Gain (loss) before federal income taxes                        1,718,481        (1,948,404)          (592,754)
Federal income taxes (benefit)                                    38,761             9,634             (3,909)
                                                            -------------------------------------------------
Net income (loss)                                            $ 1,679,720       $(1,958,038)       $  (588,845)
                                                            =================================================



See accompanying notes.

                        IL Annuity and Insurance Company


                       Statements of Shareholder's Equity




                                                                                                   RETAINED
                                           COMMON      ADDITIONAL PAID-      NET UNREALIZED        EARNINGS
                                           STOCK          IN CAPITAL         GAINS (LOSSES)        (DEFICIT)            TOTAL
                                       -------------------------------------------------------------------------------------------

Balance at January 1, 1995              $  1,500,000       $  6,112,659       $    (32,908)       $     17,552        $  7,597,303
Net loss                                           -                  -                  -            (588,845)           (588,845)
Capital contribution                       1,000,000            650,000                  -                   -           1,650,000
Change in unrealized gains net of
      deferred taxes                               -                  -            167,275                   -             167,275
                                       -------------------------------------------------------------------------------------------
Balance at December 31, 1995               2,500,000          6,762,659            134,367            (571,293)          8,825,733

Net loss as restated                               -                  -                  -          (1,958,038)         (1,958,038)
Capital contribution                               -         10,500,000                  -                   -          10,500,000
Change in unrealized gains net of
      deferred taxes                               -                  -             20,102                   -              20,102
                                       -------------------------------------------------------------------------------------------
Balance at December 31, 1996               2,500,000         17,262,659            154,469          (2,529,331)         17,387,797


Net income                                         -                  -                  -           1,679,720           1,679,720
Capital contribution                               -          7,000,000                  -                   -           7,000,000
Change in unrealized gains net of                                                                                                -
      deferred taxes                               -                  -             95,646                   -              95,646
                                       -------------------------------------------------------------------------------------------
Balance at December 31, 1997            $  2,500,000       $ 24,262,659       $    250,115        $   (849,611)       $ 26,163,163
                                       ===========================================================================================



See accompanying notes.

                        IL Annuity and Insurance Company


                            Statements of Cash Flows



                                                                                        YEARS ENDED DECEMBER 31
                                                                          1997                 1996                1995
                                                                    --------------------------------------------------------
OPERATING ACTIVITIES                                                                         RESTATED
Net income (loss)                                                    $   1,679,720        $  (1,958,038)       $    (588,845)
Adjustments to reconcile net income (loss) to net
      cash provided(used) by operating activities:
           Amortization of discount and premium on investments           1,066,886               56,760              (77,287)
           Amortization of goodwill                                        109,516              109,516              109,516
           Changes in operating assets and liabilities:
                 Deferred acquisition costs                            (17,569,346)          (5,227,443)                   -
                 Amortization of deferred acquisition costs              3,476,107              366,562
                 Accrued investment income                              (5,272,055)            (484,944)             (52,155)
                 Reinsurance recoverable                               (30,962,413)                   -                    -
                 Receivables and other assets                           (8,623,873)              (5,681)             100,000
                 Future policy benefit reserves and
                      reinsurance payable                               13,334,701              565,410                7,500
                 Accounts payable and accrued liabilities                8,447,968            4,831,911              157,269
                 Federal income taxes                                    4,188,924               20,457               (9,395)
                                                                    --------------------------------------------------------
Net cash provided (used) by operating activities                       (30,123,865)          (1,725,490)            (353,397)

INVESTING ACTIVITIES
Sales and maturity of fixed maturity securities                         59,815,409           55,536,586            1,997,037
Mortgage loan repayments                                                   222,696                    -                    -
Purchase of fixed maturity securities                                 (470,660,322)         (91,982,677)            (949,707)
Investment in mortgage loans                                           (21,287,250)                   -                    -
Increase in policy loans                                                   (41,309)                   -                    -
                                                                    --------------------------------------------------------
Net cash used for investing activities                                (431,950,776)         (36,446,091)           1,047,330

FINANCING ACTIVITIES
Annuity deposits received                                              526,440,770           45,239,786                    -
Annuity surrender benefits                                             (14,106,711)             (82,916)                   -
Capital contribution                                                     7,000,000           10,500,000            1,650,000
                                                                    --------------------------------------------------------
Net cash provided by financing activities                              519,334,059           55,656,870            1,650,000
                                                                    --------------------------------------------------------

Net increase (decrease) in cash and short-term investments              57,259,418           17,485,289            2,343,933
Cash and short-term investments at beginning of year                    20,947,222            3,461,933            1,118,000
                                                                    --------------------------------------------------------
Cash and short-term investments at end of year                       $  78,206,640        $  20,947,222        $   3,461,933
                                                                    ========================================================



See accompanying notes.

                        IL Annuity and Insurance Company

                         Notes to Financial Statements

                               December 31, 1997

1. ORGANIZATION, BASIS OF PRESENTATION AND ACCOUNTING POLICIES

ORGANIZATION AND BASIS OF PRESENTATION

IL Annuity and Insurance Company (the "Company") is a wholly owned subsidiary of Indianapolis Life Group of Companies, which in turn is a majority owned subsidiary of Indianapolis Life Insurance Company ("Indianapolis Life"). The Company exists under the laws of the State of Massachusetts and is licensed to do business in forty-one states and the District of Columbia.

The Company offers flexible premium deferred annuity contracts which may be offered in connection with retirement plans. The premiums collected on variable annuity contracts are invested primarily in various mutual funds held in a Separate Account at the direction of the policyholder.

Preparation of the financial statements requires management to make estimates and assumptions that effect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

ACCOUNTING POLICIES

FIXED MATURITY SECURITIES

Fixed maturity securities which may be sold to meet liquidity and other needs of the Company are categorized as available for sale and are reported at fair value with unrealized holding gains and losses reported as a separate component of shareholder's equity. Fixed maturity securities which the Company has the positive intent and ability to hold to maturity are categorized as held-to-maturity and are reported at amortized cost. Fixed maturity securities that are bought and held principally for the purpose of selling them in the near term to generate profits from short-term differences in price are categorized as trading and are reported at fair value with unrealized holding gains and losses reported in operations.

                        IL Annuity and Insurance Company

1. ORGANIZATION, BASIS OF PRESENTATION AND ACCOUNTING POLICIES (CONTINUED)

CASH AND SHORT-TERM INVESTMENTS

Cash and short-term investments include cash on hand and demand deposits and investments with maturities of less than one year at the date of acquisition, and are stated at cost which approximates fair value.

DEFERRED ACQUISITION COSTS

Costs relating to the acquisition of annuity products, primarily commissions and certain costs of marketing, policy issuance and underwriting, which vary with and are directly related to the production of new business, are deferred and included in the deferred acquisition cost asset to the extent that such cost are recoverable from future policy related revenues. Deferred acquisition costs, with interest, are amortized over the lives of the policies in a relationship to the present value of estimated future gross profits, discounted using the interest rate credited to the policy.

GOODWILL

Goodwill is amortized over the period of 20 years using the straight-line method.

FUTURE POLICY BENEFIT RESERVES


Future policy benefit reserves for annuity products represent policy account balances before applicable surrender charges, and net unrealized gains on available for sale securities allocated to policyholders.


THIRD-PARTY ADMINISTRATORS


The Company has contractual arrangements with three third-party administrators to distribute its annuity products, which represents all of the Company's business. A significant portion of the Company's annuity products are distributed and administered by Legacy Marketing Group.


SEPARATE ACCOUNTS


Separate account assets and liabilities represent funds that are separately administered, principally for variable annuity contracts, and for which the contractholder, rather than the Company, bears the investment risk. Separate account contractholders have no claim against the assets of the general account of the Company. Separate account assets are reported at market value. The operations of the Separate Account are not included in the accompanying financial statements.

                        IL Annuity and Insurance Company

1. ORGANIZATION, BASIS OF PRESENTATION AND ACCOUNTING POLICIES (CONTINUED)

REVENUE RECOGNITION

Revenue for annuity products consist of policy charges for the cost of insurance, policy administration charges, and surrender charges assessed against policyholder account balances.

FEDERAL INCOME TAXES

The Company files a stand-alone federal income tax return.

RECLASSIFICATIONS

Certain prior year amounts have been reclassified to conform to the current year presentation.

2. RESTATEMENT

The accompanying financial statements have been restated for 1996 to adjust the reserves for future policy benefits. The effect of the restatement was a decrease in net income for 1996 and shareholder's equity at December 31, 1996 of $1,133,000.

3. INVESTMENTS

Fixed maturity securities consist of the following at December 31:


                                                                  1997
                                  ------------------------------------------------------------------
                                                         GROSS            GROSS
                                      AMORTIZED       UNREALIZED       UNREALIZED         FAIR
                                        COST             GAINS           LOSSES          VALUE
                                  ------------------------------------------------------------------
Available for sale:
United States government          $  27,377,457     $    528,917      $         -    $   27,906,374
Special revenue                       7,520,065          105,854                -         7,625,919
Public utilities                     26,624,432          931,256            9,538        27,546,150
Industrial and miscellaneous        356,443,373       16,227,385        2,831,478       369,839,280
Mortgage-backed securities           10,552,547          134,512                -        10,687,059
                                  ------------------------------------------------------------------
                                  $ 417,965,327     $ 17,793,412      $ 2,841,016    $  432,917,723
                                  ==================================================================

                        IL Annuity and Insurance Company

3. INVESTMENTS (CONTINUED)


                                                                  1997
                                  --------------------------------------------------------------------
                                                         GROSS            GROSS
                                      AMORTIZED       UNREALIZED       UNREALIZED         FAIR
                                        COST             GAINS           LOSSES          VALUE
                                  --------------------------------------------------------------------
Trading:
United States government           $  1,286,404        $   1,014        $   2,966    $      1,284,452
Special revenue                         100,457                -            9,457              91,000
Public utilities                      1,740,617           26,053            1,235           1,765,435
Industrial and miscellaneous         24,577,946          488,545          173,848          24,892,643
                                  --------------------------------------------------------------------
                                   $ 27,705,424        $ 515,612        $ 187,506    $     28,033,530
                                  ====================================================================



                                                                  1997
                                  --------------------------------------------------------------------
                                                         GROSS            GROSS
                                      AMORTIZED       UNREALIZED       UNREALIZED         FAIR
                                        COST             GAINS           LOSSES          VALUE
                                  --------------------------------------------------------------------
Held to maturity:
United States government            $         -        $       -        $      -     $              -
Special revenue                               -                -               -                    -
Public utilities                              -                -               -                    -
Industrial and miscellaneous          8,036,013          440,017               -            8,476,030
                                  --------------------------------------------------------------------
                                    $ 8,036,013        $ 440,017        $      -     $      8,476,030
                                  ====================================================================



Fixed maturity securities consist of the following at December 31:


                                                                  1996
                                  -------------------------------------------------------------------
                                                         GROSS            GROSS
                                      AMORTIZED       UNREALIZED       UNREALIZED        FAIR
                                        COST             GAINS           LOSSES         VALUE
                                  -------------------------------------------------------------------
Available for sale:
United States government           $ 11,363,771        $ 134,194        $  16,700    $    11,481,265
Public utilities                        947,154            5,155            3,639            948,670
Industrial and miscellaneous         25,232,136          328,157          209,524         25,350,769
                                  -------------------------------------------------------------------
                                   $ 37,543,061        $ 467,506        $ 229,863    $    37,780,704
                                  ===================================================================

                        IL Annuity and Insurance Company

3. INVESTMENTS (CONTINUED)


                                                                  1996
                                  --------------------------------------------------------------------
                                                         GROSS            GROSS
                                      AMORTIZED       UNREALIZED       UNREALIZED         FAIR
                                        COST             GAINS           LOSSES          VALUE
                                  --------------------------------------------------------------------
Trading:
Public utilities                       $  32,919         $    706       $      -     $         33,625
Industrial and miscellaneous              51,804              633              -               52,437
                                  --------------------------------------------------------------------
                                       $  84,723         $  1,339       $      -     $         86,062
                                  ====================================================================



                                                                  1996
                                  ----------------------------------------------------------------------
                                                         GROSS            GROSS
                                      AMORTIZED       UNREALIZED       UNREALIZED           FAIR
                                        COST             GAINS           LOSSES            VALUE
                                  ----------------------------------------------------------------------
Held to maturity:
Industrial and miscellaneous        $  2,000,000         $    -            $   -     $        2,000,000
                                  ----------------------------------------------------------------------
                                    $  2,000,000         $    -            $   -     $        2,000,000
                                  ======================================================================


The amortized cost and fair value of fixed maturity securities at December 31, 1997, by contractual average maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.


                                          AVAILABLE FOR SALE                TRADING              HELD TO MATURITY
                              ------------------------------------------------------------------------------------
                                  AMORTIZED        FAIR         AMORTIZED      FAIR       AMORTIZED       FAIR
                                     COST         VALUE            COST       VALUE          COST        VALUE
                              ------------------------------------------------------------------------------------
 Due in one year or less        $   3,972,914  $   3,975,540   $          - $          - $         -  $         -
 Due after one year through
   five years                     166,105,008    173,858,883      1,832,320    1,869,812   1,000,000    1,003,020
 Due after five years
   through ten years              143,798,003    146,742,183     24,258,532   24,569,288   6,036,013    6,424,820
 Due after ten years              104,089,402    108,341,117      1,614,572    1,594,430   1,000,000    1,048,190
 Mortgage-backed securities        10,552,547     10,687,059              -            -           -            -
                              ------------------------------------------------------------------------------------
                                $ 417,965,327  $ 432,917,723   $ 27,705,424 $ 28,033,530 $ 8,036,013  $ 8,476,030
                              ====================================================================================

                        IL Annuity and Insurance Company

3. FIXED MATURITY SECURITIES (CONTINUED)


Net unrealized gains on available for sale securities are as follows:


                                           1997             1996
                                        -----------       -----------
       Gross unrealized gains           $17,793,412       $   467,506
       Gross unrealized losses            2,841,016           229,863
                                        -----------       -----------
                                         14,952,396           237,643
       Deferred income taxes              5,233,339            83,174
       Allocated to future policy
         benefit reserves                 9,468,942                 -
                                        -----------       -----------
                                        $   250,115       $   154,469
                                        ===========       ===========



Proceeds from sales of available for sale securities during 1997 and 1996 were $31,468,962 and $4,355,352, respectively. Gross gains of $2,819,617 and
$109,450 and gross losses of $29,328 and $ - were realized during 1997 and 1996, respectively.



4. REINSURANCE



The Company has entered into a modified coinsurance cession agreement covering flexible premium deferred annuity policies distributed through Legacy Marketing Group (a third-party administrator). The agreement is effective January 1, 1997, and is retroactive to policies issued on or after August 1, 1996. Future policy benefit reserves includes reinsurance payable of $424,318,398 at December 31, 1997.



The Company remains liable for ceded risks in the event that the reinsurer does not meet its obligations. Management believes its reinsurer will meet its obligations under existing contracts.



5. FEDERAL INCOME TAXES



Significant components of current federal income taxes (benefit), which are current federal income taxes (benefit), consist of the following:



                                              1997              1996             1995
                                           ---------------------------------------------
Federal income taxes (benefit) at 35%       $ 601,468        $(681,194)       $(207,464)
Effect of net operating losses/
   valuation allowance                       (698,193)         693,452          203,677
Other, net                                    135,486           (2,624)            (122)
                                           ---------------------------------------------
Federal income taxes (benefit)              $  38,761        $   9,634        $  (3,909)
                                           ============================================

                        IL Annuity and Insurance Company



                    Notes to Financial Statements (continued)



5. FEDERAL INCOME TAXES (CONTINUED)



At December 31, 1997 and 1996 the financial statements included deferred tax assets of $7,152,369 and $2,235,015, offset by a valuation allowance of $200,153 and $501,560 and deferred tax liabilities of $12,185,555 and $1,817,099, respectively. The significant components of the Company's deferred tax assets and liabilities were net operating losses, deferred acquisition costs, amortization of goodwill and bond discount and unrealized investment gains and losses.



6. SHAREHOLDER'S EQUITY



Massachusetts insurance regulations require the Company to maintain a minimum capital and surplus of $1,200,000. Statutory capital and surplus at December 31, 1997 and 1996 was $13,292,585 and $13,683,197, respectively. Statutory net loss for 1997, 1996 and 1995 was $6,047,816, $3,252,584 and $489,852,
respectively.



Generally, the maximum amount of dividends which can be paid to its stockholder without prior approval of the Insurance Commissioner of the State of Massachusetts is 10% of statutory surplus at the prior year end.



7. RELATED PARTY TRANSACTIONS



The Company was allocated expenses of $1,999,903 and $1,436,861 for various administrative services from Indianapolis Life for 1997 and 1996, respectively, in conjunction with expense allocation agreements.



8. IMPACT OF YEAR 2000 (UNAUDITED)



The Company utilizes certain computer systems and programs maintained by Indianapolis Life. Indianapolis Life is converting and upgrading its information systems architecture from mainframe-based to LAN-based systems. This process has been underway for several years and is planned to be completed during 1998. Indianapolis Life and the Company believe that upon completion of the conversion, the Year 2000 Issue will not pose significant operational problems for its computer systems.



The Company has begun formal communications with all of its service providers and significant suppliers to see that they are developing plans to address their own Year 2000 problems as they relate to the Company's interface systems. If modifications of data processing systems of either the Company or its service providers are not completed timely, the Year 2000 problem could have a material impact on the operations of the Company.

                                           Financial Statements

                                IL Annuity and Insurance Company Separate
                                                 Account 1

                                  Years ended December 31, 1997 and 1996
                                    with Report of Independent Auditors

                IL Annuity and Insurance Company Separate Account 1

                              Financial Statements


                     Years ended December 31, 1997 and 1996



                                    CONTENTS

Report of Independent Auditors.........................................1

Audited Financial Statements

Statement of Net Assets................................................2
Statement of Operations................................................3
Statements of Changes in Net Assets....................................5
Notes to Financial Statements..........................................7

                         Report of Independent Auditors

Board of Directors
IL Annuity and Insurance Company

We have audited the accompanying statement of net assets of IL Annuity and Insurance Company Separate Account 1 (the Account) as of December 31, 1997, and the related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of IL Annuity and Insurance Company Separate Account 1 at December 31, 1997, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended in conformity with generally accepted accounting principles.


/s/ Ernst & Young, LLP


April 17, 1998

                 IL Annuity and Insurance Co. Separate Account 1

                             Statement of Net Assets

                                December 31, 1997


                                                                                           VALUE IN          UNITS IN
                                                                         PERCENT OF      ACCUMULATION      ACCUMULATION
                                                                         NET ASSETS  PERIOD AND NET ASSETS    PERIOD     UNIT VALUE
                                                                        ------------------------------------------------------------
ASSETS
Investments at net asset value:
        Alger American Fund:
           Alger American MidCap Growth Portfolio--149,364.587
              shares at $24.18 per share (cost--$3,376,694)                  4.23%       $  3,611,636         294,506      $ 12.263
           Alger Small Capitalization Portfolio--93,044.892 shares at
              $43.75 per share (cost--$3,859,206)                            4.77%          4,070,714         372,229        10.936

        Fidelity Variable Insurance Products Fund and Fund II:
           Fidelity Asset Manager Portfolio--166,268.907 shares at
              $18.01 per share (cost--$2,826,589)                            3.51%          2,994,503         212,897        14.066
           Fidelity Contra Portfolio--474,704.316 shares
              at $19.94 per share (cost--$8,410,859)                        11.09%          9,465,604         638,524        14.824
           Fidelity Equity Income Portfolio--496,740.714 shares at
              $24.28 per share (cost--$10,847,291)                          13.84%         11,818,065         781,937        15.114
           Fidelity Growth Portfolio--165,007.671 shares at $37.10
              per share (cost--$5,507,763)                                   7.17%          6,121,785         462,381        13.240
           Fidelity Index 500 Portfolio--120,413.136 shares
              at $114.39 per share (cost--$12,394,019)                      16.13%         13,774,059         826,178        16.672
           Fidelity Investment Grade Bond Portfolio--244,645.050
               shares at $12.56 per share (cost--$2,982,497)                 3.60%          3,072,742         274,009        11.214
           Fidelity Money Market Portfolio--5,292,079.6 shares
               at $1.00 per share (cost--$5,219,840)                         6.20%          5,292,080         486,050        10.888

        Oppenheimer Capital Accumulation Trust:
           OCC Managed Portfolio--240,451.64 shares at $42.38
               per share (cost--$9,648,920)                                 11.93%         10,190,341         672,203        15.160
           OCC Small Capitalization Portfolio--90,232.857 shares
               at $26.37 per share (cost--$2,186,616)                        2.79%          2,379,440         162,435        14.649

        T. Rowe Price International Series, Inc.:
           T. Rowe Price International Stock Portfolio--346,184.450
               shares at $12.74 per share (cost--$4,508,429)                 5.17%          4,410,390         368,187        11.979

        T. Rowe Price Fixed Income Series, Inc.:
           T. Rowe Price Limited-term Bond Portfolio--184,381.256
               shares at $4.96 per share (cost--$ 1,464,614)                 1.73%          1,474,047         136,902        10.767

        Van Eck Worldwide Insurance Trust:
           Van Eck Hard Assets Portfolio--
               126,681.427 shares at $15.72 per share (cost--$2,132,538)     2.33%          1,991,432         166,188        11.983
           Van Eck Worldwide Balanced Portfolio--81,291.327
               shares at $12.03 per share (cost--$956,033)                   1.15%            977,935          81,483        12.002

        SAFECO Resource Fund:
           Safeco Equity Portfolio--43,670.911
              shares at $25.18 per share (cost--$1,077,995)                  1.29%          1,099,634         104,775        10.495
           Safeco Growth Portfolio--58,252.053
              shares at $23.35 per share (cost--$1,321,463)                  1.59%          1,360,185         122,625        11.092

        Royce Fund:
           Royce Micro Capitalization Portfolio--130,106.504
              shares at $5.80 per share (cost--$761,607)                     0.88%            754,618          69,105        10.920

        The SoGen Funds:
           SoGen Overseas Variable Portfolio--53,966.532
              shares at $9.77 per share (cost--$544,476)                     0.62%            527,253          56,558         9.322
                                                                        ------------------------------

Total investments and net assets (cost--$80,027,449)                       100.00%        $85,386,463
                                                                        ==============================


See accompanying notes.

                 IL Annuity and Insurance Co. Separate Account 1

                             Statement of Operations

                          Year ended December 31, 1997



                                                               ALGER AMERICAN      ALGER SMALL
                                                               MIDCAP GROWTH     CAPITALIZATION    FIDELITY ASSET    FIDELITY CONTRA
                                             COMBINED            PORTFOLIO         PORTFOLIO      MANAGER PORTFOLIO     PORTFOLIO
                                           -----------------------------------------------------------------------------------------
Dividend income                             $    829,534         $   1,249    $             -          $  29,038        $  24,395
Mortality and expense charges                   (662,091)          (33,411)           (39,116)           (21,270)        (109,011)
Net realized gain on investments                 807,617            30,451             94,350             72,840           64,473
Net change in unrealized appreciation
    (depreciation) on investments              5,246,583           258,518            239,994            165,946          977,429
                                           -----------------------------------------------------------------------------------------
Net increase (decrease)  in net assets
    resulting from operations               $  6,221,643         $ 256,807    $       295,228          $ 246,554        $ 957,286
                                           =========================================================================================


                                           FIDELITY EQUITY     FIDELITY GROWTH   FIDELITY INDEX 500
                                          INCOME PORTFOLIO        PORTFOLIO           PORTFOLIO
                                         -----------------------------------------------------------
Dividend income                             $       50,007     $         14,443      $     35,542
Mortality and expense charges                      (79,769)             (50,698)          (92,518)
Net realized gain on investments                   251,422               64,652            72,120
Net change in unrealized appreciation
    (depreciation) on investments                1,025,392              615,219         1,562,275
                                         -----------------------------------------------------------
Net increase (decrease)  in net assets
    resulting from operations               $    1,247,052     $        643,616       $  1,577,419
                                         ===========================================================

                                             FIDELITY
                                         INVESTMENT GRADE   FIDELITY MONEY
                                          BOND PORTFOLIO   MARKET PORTFOLIO
                                         ---------------------------------
Dividend income                             $    38,551         $ 183,471
Mortality and expense charges                   (15,965)          (42,708)
Net realized gain on investments                      -                 -
Net change in unrealized appreciation
    (depreciation) on investments                82,688                47
                                         ---------------------------------
Net increase (decrease)  in net assets
    resulting from operations                $  105,274         $ 140,810
                                         =================================


See accompanying notes.

                 IL Annuity and Insurance Co. Separate Account 1

                          Year ended December 31, 1997



                                                                                                        VAN ECK GOLD      VAN ECK
                                                         OCC SMALL     T. ROWE PRICE   T. ROWE PRICE     AND NATURAL     WORLDWIDE
                                         OCC MANAGED   CAPITALIZATION  INTERNATIONAL    LIMITED-TERM      RESOURCES       BALANCED
                                          PORTFOLIO      PORTFOLIO    STOCK PORTFOLIO  BOND PORTFOLIO     PORTFOLIO      PORTFOLIO
                                        -------------------------------------------------------------------------------------------

Dividend income                           $  23,293      $   4,014      $   40,561         $ 33,206     $    30,297       $  7,317
Mortality and expense charges               (63,261)       (17,708)        (36,772)         (29,879)        (18,412)        (7,112)
Net realized gain on investments             71,541         28,307          57,461                -               -              -
Net change in unrealized appreciation
     (depreciation) on investments          576,315        186,669        (116,048)           6,871        (115,720)        32,448
                                        -------------------------------------------------------------------------------------------
Net increase (decrease)  in net assets
    resulting from operations             $ 607,888      $ 201,282      $  (54,798)        $ 10,198     $  (103,835)      $ 32,653
                                        ===========================================================================================

                                                                        ROYCE         SOGEN
                                          SAFECO EQUITY  SAFECO GROWTH  MICRO-CAP   OVERSEAS
                                        ----------------------------------------------------

Dividend income                              $ 77,014       $208,167   $ 28,969  $        -
Mortality and expense charges                  (1,506)        (1,372)      (953)       (650)
Net realized gain on investments                    -              -          -           -
Net change in unrealized appreciation
     (depreciation) on investments            (54,039)      (168,827)    (9,616)    (18,978)
                                        ----------------------------------------------------
Net increase (decrease)  in net assets
    resulting from operations                $ 21,469       $ 37,968   $ 18,400  $  (19,628)
                                        ====================================================


See accompanying notes.

                 IL Annuity and Insurance Co. Separate Account 1

                       Statements of Changes in Net Assets




                                                            ALGER
                                                           AMERICAN      ALGER SMALL    FIDELITY ASSET     FIDELITY
                                                        MIDCAP GROWTH   CAPITALIZATION      MANAGER         CONTRA
                                            COMBINED      PORTFOLIO       PORTFOLIO        PORTFOLIO       PORTFOLIO
                                         -------------------------------------------------------------------------------
Net assets at December 31, 1995          $    287,171    $    27,052      $    16,531     $     2,095     $    57,832
Changes from 1996 operations:
    Dividend income                            60,811              -                -             302               -
    Mortality and expense charges            (105,371)        (6,658)         (10,322)         (4,254)        (14,269)
    Net realized gain on investments           23,983          6,277            1,331             249           1,185
    Net change in unrealized
    appreciation
       (depreciation) on investments          971,570         45,600           (3,859)         48,435         234,561
                                         -------------------------------------------------------------------------------
    Net increase (decrease) in net
    assets resulting from operations          950,993         45,219          (12,850)         44,732         221,477
    Net increase from contract purchases   25,697,169      1,400,011        2,250,168       1,057,510       2,620,184
    Net decrease from
        redemptions-withdrawals            (7,130,905)      (283,443)        (448,471)       (377,441)       (431,745)
                                         -------------------------------------------------------------------------------
Total increase in net assets               19,517,257      1,161,787        1,788,847         724,801       2,409,916
                                         -------------------------------------------------------------------------------
Net assets at December 31, 1996            19,804,428      1,188,839        1,805,378         726,896       2,467,748

Changes from 1997 operations:
    Dividend income                           829,534          1,249                -          29,038          24,395
    Mortality and expense charges            (662,091)       (33,411)         (39,116)        (21,270)       (109,011)
    Net realized gain on investments          807,617         30,451           94,350          72,840          64,473
    Net change in unrealized
    appreciation
       (depreciation) on investments        5,246,583        258,518          239,994         165,946         977,429
                                         -------------------------------------------------------------------------------
    Net increase (decrease) in net
    assets
       resulting from operations            6,221,643        256,807          295,228         246,554         957,286
    Net increase from contract purchases   90,037,395      2,759,201        2,738,621       2,496,478       7,215,827
    Net decrease from
        redemptions-withdrawals           (30,677,003)      (593,211)        (768,513)       (475,425)     (1,175,257)
                                         -------------------------------------------------------------------------------
Total increase in net assets               65,582,035      2,422,797        2,265,336       2,267,607       6,997,856
                                         -------------------------------------------------------------------------------
Net assets at December 31, 1997          $ 85,386,463    $ 3,611,636      $ 4,070,714     $ 2,994,503     $ 9,465,604
                                         ===============================================================================



                                                            ALGER                        FIDELITY
                                           FIDELITY        FIDELITY        FIDELITY     INVESTMENT      FIDELITY
                                         EQUITY INCOME      GROWTH        INDEX 500     GRADE BOND    MONEY MARKET
                                           PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO
                                         -------------------------------------------------------------------------
Net assets at December 31, 1995          $     40,226     $    21,116   $     37,200   $    17,090    $         -
Changes from 1996 operations:
    Dividend income                                93              96            760         1,427         37,449
    Mortality and expense charges             (13,031)        (10,781)        (9,452)       (3,531)       (10,051)
    Net realized gain on investments            2,672           2,434          1,952             -              -
    Net change in unrealized
    appreciation
       (depreciation) on investments          146,988          74,508        151,359        19,544              9
                                         -------------------------------------------------------------------------
    Net increase (decrease) in net
    assets resulting from operations          136,722          66,257        144,619        17,440         27,407
    Net increase from contract purchases    2,563,577       1,898,462      2,475,413       811,171      5,071,581
    Net decrease from
        redemptions-withdrawals              (403,926)       (193,209)      (189,366)     (246,664)    (3,222,143)
                                         -------------------------------------------------------------------------
Total increase in net assets                2,296,373       1,771,510      2,430,666       581,947      1,876,845
                                         -------------------------------------------------------------------------
Net assets at December 31, 1996             2,336,599       1,792,626      2,467,866       599,037      1,876,845

Changes from 1997 operations:
    Dividend income                            50,007          14,443         35,542       $38,551       $183,471
    Mortality and expense charges             (79,769)        (50,698)       (92,518)      (15,965)       (42,708)
    Net realized gain on investments          251,422          64,652         72,120             -              -
    Net change in unrealized
    appreciation
       (depreciation) on investments        1,025,392         615,219      1,562,275        82,688             47
                                         -------------------------------------------------------------------------
    Net increase (decrease) in net
    assets resulting from operations        1,247,052         643,616      1,577,419       105,274        140,810
    Net increase from contract purchases   10,039,658       4,367,280     12,303,249     3,041,263     20,381,070
    Net decrease from
        redemptions-withdrawals            (1,805,244)       (681,737)    (2,574,475)     (672,832)   (17,106,645)
                                         -------------------------------------------------------------------------
Total increase in net assets                9,481,466       4,329,159     11,306,193     2,473,705      3,415,235
                                         -------------------------------------------------------------------------
Net assets at December 31, 1997          $ 11,818,065     $ 6,121,785   $ 13,774,059   $ 3,072,742    $ 5,292,080
                                         =========================================================================


See accompanying notes.

                 IL Annuity and Insurance Co. Separate Account 1

                                                                     OCC SMALL           T. ROWE PRICE        T. ROWE PRICE
                                                                   CAPITALIZATION     INTERNATIONAL STOCK   LIMITED-TERM BOND
                                          OCC MANAGED PORTFOLIO      PORTFOLIO             PORTFOLIO            PORTFOLIO
                                          ------------------------------------------------------------------------------------
Net assets at December 31, 1995             $      1,672          $    12,274           $    26,529         $    14,916
Changes from 1996 operations:
    Dividend income                                   27                  464                11,229               7,667
    Mortality and expense charges                 (6,402)              (2,004)               (8,956)             (1,814)
    Net realized gain on investments                  17                1,193                 6,672                   -
    Net change in unrealized appreciation
        (depreciation) on investments            110,869               34,676                71,734               1,258
                                          ------------------------------------------------------------------------------------
    Net increase (decrease) in net assets
        resulting from operations                104,511               34,329                80,679               7,111
    Net increase from contract purchases       1,815,229              562,799             1,836,213             347,111
    Net decrease from
        redemptions-withdrawals                 (248,774)            (123,189)             (496,435)            (97,356)
                                          ------------------------------------------------------------------------------------
Total increase in net assets                   1,670,966              473,939             1,420,457             256,866
                                          ------------------------------------------------------------------------------------
Net assets at December 31, 1996                1,672,638              486,213             1,446,986             271,782

Changes from 1997 operations:
    Dividend income                               23,293                4,014                40,561              33,206
    Mortality and expense charges                (63,261)             (17,708)              (36,772)            (29,879)
    Net realized gain on investments              71,541               28,307                57,461                   -
    Net change in unrealized appreciation
        (depreciation) on investments            576,315              186,669             (116,048)               6,871
                                          ------------------------------------------------------------------------------------
    Net increase (decrease) in net assets
        resulting from operations                607,888              201,282              (54,798)              10,198
    Net increase from contract purchases       9,373,918            2,011,359             3,808,234           2,248,833
    Net decrease from
        redemptions-withdrawals               (1,464,103)            (319,414)             (790,032)         (1,056,766)
                                          ------------------------------------------------------------------------------------
Total increase in net assets                   8,517,703            1,893,227             2,963,404           1,202,265
                                          ------------------------------------------------------------------------------------
Net assets at December 31, 1997             $ 10,190,341          $ 2,379,440           $ 4,410,390         $ 1,474,047
                                          ====================================================================================




                                                                 VAN ECK
                                         VAN ECK GOLD AND       WORLDWIDE
                                         NATURAL RESOURCES      BALANCED      SAFECO          SAFECO         ROYCE        SOGEN
                                             PORTFOLIO          PORTFOLIO     EQUITY          GROWTH       MICRO-CAP    OVERSEAS
                                         -----------------------------------------------------------------------------------------
Net assets at December 31, 1995          $       612         $  12,027      $         -    $         -     $       -    $       -
Changes from 1996 operations:
    Dividend income                            1,164               133                -              -             -            -
    Mortality and expense charges             (1,738)           (2,108)               -              -             -            -
    Net realized gain on investments               -                 -                -              -             -            -
    Net change in unrealized appreciation
        (depreciation) on investments         12,945            22,943                -              -             -            -
                                         -----------------------------------------------------------------------------------------
    Net increase (decrease) in net assets
        resulting from operations             12,371            20,968                -              -             -            -
    Net increase from contract purchases     500,604           487,137                -              -             -            -
    Net decrease from
        redemptions-withdrawals             (143,039)         (225,705)               -              -             -            -
                                         -----------------------------------------------------------------------------------------
  Total increase in net assets               369,936           282,400                -              -             -            -
                                         -----------------------------------------------------------------------------------------
  Net assets at December 31, 1996            370,548           294,427                -              -             -            -

  Changes from 1997 operations:
  Dividend income                             30,297             7,317           77,014        208,167        28,969            -
  Mortality and expense charges              (18,412)           (7,112)          (1,506)        (1,372)         (953)        (650)
  Net realized gain on investments                 -                 -                -              -             -            -
  Net change in unrealized appreciation
      (depreciation) on investments         (115,720)           32,448          (54,039)      (168,827)       (9,616)     (18,978)
                                         -----------------------------------------------------------------------------------------
  Net increase (decrease) in net assets
      resulting from operations             (103,835)           32,653           21,469         37,968        18,400      (19,628)
  Net increase from contract purchases     2,208,978           885,565        1,287,790      1,449,284       797,553      623,234
  Net decrease from
      redemptions-withdrawals               (484,259)         (234,710)        (209,625)      (127,067)      (61,335)     (76,353)
                                         -----------------------------------------------------------------------------------------
Total increase in net assets               1,620,884           683,508        1,099,634      1,360,185       754,618      527,253
                                         -----------------------------------------------------------------------------------------
Net assets at December 31, 1997          $ 1,991,432         $ 977,935      $ 1,099,634    $ 1,360,185     $ 754,618    $ 527,253
                                         =========================================================================================



See accompanying notes.

                  IL Annuity and Insurance Co. Separate Account 1

                          Notes to Financial Statements

                                December 31, 1997

1. ACCOUNTING POLICIES

THE ACCOUNT


IL Annuity and Insurance Company Separate Account 1 (the "Account") is a segregated investment account of the IL Annuity and Insurance Company (the "Company"), an indirectly majority owned subsidiary of Indianapolis Life Insurance Company. The Account was established under Massachusetts law on November 1, 1994, commenced operations in November, 1995 and is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.


INVESTMENTS

The Account invests in the following Funds:

   Alger American Portfolio--Midcap Growth Portfolio, Small Capitalization Portfolio

   Fidelity Variable Insurance Products Fund and Fund II--Asset Manager Portfolio, Contra Portfolio, Equity Income Portfolio, Growth Portfolio, Index 500 Portfolio, Investment Grade Bond Portfolio, Money Market Portfolio

   Oppenheimer Capital Accumulation Trust--Managed Portfolio, Small Capitalization Portfolio

   T. Rowe Price International Series, Inc.--International Stock Portfolio

   T. Rowe Price Fixed Income Series, Inc.--Limited-term Bond Portfolio

   Van Eck Worldwide Investment Trust--Hard Assets Portfolio,
   Worldwide Balanced Portfolio

   SAFECO Mutual Funds --Equity Resource Fund, Growth Resource Fund

   Royce Fund-Micro Capitalization Fund

   The SoGen Funds -Overseas Variable Fund

                  IL Annuity and Insurance Co. Separate Account 1

                     Notes to Financial Statements (continued)



1.     ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS (CONTINUED)

Investments in funds are stated at the closing net asset value per share on December 31.

Investment transactions are accounted for on a trade date basis and the cost of investments sold is determined by the average cost method.

DIVIDENDS

Dividends paid to the Account are automatically reinvested in shares of the Funds on the payable date.

FEDERAL INCOME TAXES

Operations of the Account form a part of, and are taxed with, operations of the Company, which is taxed as a "life insurance company" as defined by the Internal Revenue Code. Based on current law, no federal income taxes are payable with respect to the Account's net investment income and the net realized gain on investments.


2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATE

Amounts are paid to the Company for mortality and expense guarantees at the rate of 0.003404% of the current value of the Account per day (1.25% on an annual basis). The Account also pays the Company for other expenses such as contract fees ($7.50 per contract at the end of each quarter), and asset-based administration and investment advisory fees (.15% on an annual basis).

Accordingly, the Company is responsible for all sales, general and administrative expenses applicable to the Account.

                 IL Annuity and Insurance Co. Separate Account 1

3. NET ASSETS



Net assets at December 31, 1997 consist of the following:



                                                           ALGER
                                                         AMERICAN
                                                          MIDCAP          ALGER SMALL      FIDELITY ASSET        FIDELITY
                                                          GROWTH        CAPITALIZATION        MANAGER             CONTRA
                                      COMBINED           PORTFOLIO         PORTFOLIO         PORTFOLIO           PORTFOLIO
                               ------------------------------------------------------------------------------------------------

Contract purchases                  $ 116,029,799      $ 4,187,906         $ 5,005,087       $ 3,558,018       $ 9,895,452

Redemptions-
  withdrawals                         (37,817,916)        (878,629)         (1,216,984)         (854,870)       (1,609,007)

Accumulated net
  investment income                       122,884          (38,823)            (49,439)            3,816           (98,876)

Accumulated realized
gains on investments                      831,617           36,728              95,681            73,089            65,676

Accumulated net change
  in unrealized appreciation
  (depreciation) on
  investments                           6,220,079          304,454             236,369           214,450         1,212,359
                               ------------------------------------------------------------------------------------------------

                                     $ 85,386,463      $ 3,611,636         $ 4,070,714       $ 2,994,503       $ 9,465,604
                               ================================================================================================






                                                                                             FIDELITY        FIDELITY
                                FIDELITY EQUITY         FIDELITY                            INVESTMENT         MONEY
                                     INCOME              GROWTH       FIDELITY INDEX        GRADE BOND        MARKET
                                   PORTFOLIO           PORTFOLIO       500 PORTFOLIO        PORTFOLIO        PORTFOLIO
                              ------------------------------------------------------------------------------------------

Contract purchases                 $ 12,643,252      $ 6,288,725        $ 14,815,743       $ 3,869,483     $ 25,452,651

Redemptions-
  withdrawals                        (2,209,170)        (876,946)         (2,763,841)         (919,496)     (20,328,788)

Accumulated net
  investment income                     (42,700)         (46,940)            (65,668)           20,482          168,161

Accumulated realized
gains on investments                    254,094           67,086              74,072                 -                -

Accumulated net change
  in unrealized appreciation
  (depreciation) on
  investments                         1,172,589          689,860           1,713,753           102,273               56
                              ------------------------------------------------------------------------------------------

                                   $ 11,818,065      $ 6,121,785        $ 13,774,059       $ 3,072,742      $ 5,292,080
                              ==========================================================================================


                 IL Annuity and Insurance Co. Separate Account 1

3. NET ASSETS (CONTINUED)




                                                                           T. ROWE PRICE                            VAN ECK GOL
                                         OCC             OCC SMALL         INTERNATIONAL       T. ROWE PRICE        AND NATURAL
                                       MANAGED        CAPITALIZATION           STOCK           LIMITED-TERM          RESOURCES
                                      PORTFOLIO          PORTFOLIO           PORTFOLIO           PORTFOLIO           PORTFOLIO
                              ----------------------------------------------------------------------------------------------------

Contract purchases                 $ 11,190,789         $ 2,588,339         $ 5,670,719        $ 2,610,859        $ 2,710,195

Redemptions-
  withdrawals                        (1,712,877)           (444,626)         (1,286,467)        (1,154,122)          (627,298)

Accumulated net
  investment income                     (46,344)            (15,235)              6,062              9,180             11,311

Accumulated realized
gains on investments                     71,558              29,500              64,133                  -                  -

Accumulated net change
  in unrealized appreciation
  (depreciation) on
  investments                           687,215             221,462             (44,057)             8,130           (102,776)
                              ----------------------------------------------------------------------------------------------------

                                   $ 10,190,341         $ 2,379,440         $ 4,410,390        $ 1,474,047        $ 1,991,432
                              ====================================================================================================





                                  VAN ECK            SAFECO             SAFECO
                                 WORLDWIDE           EQUITY             GROWTH        ROYCE MICRO          SOGEN
                                 BALANCED           RESOURCE           RESOURCE     CAPITALIZATION       OVERSEAS
                                 PORTFOLIO            FUND               FUND            FUND          VARIABLE FUND
                             ---------------------------------------------------------------------------------------

Contract purchases            $ 1,384,720        $ 1,287,790        $ 1,449,284         $ 797,553         $ 623,234

Redemptions-
  withdrawals                    (460,415)          (209,625)          (127,067)          (61,335)          (76,353)

Accumulated net
  investment income                (1,772)            75,508            206,795            28,016              (650)

Accumulated realized
gains on investments                    -                  -                  -                 -                 -

Accumulated net change
  in unrealized appreciation
  (depreciation) on
  investments                      55,402            (54,039)          (168,827)           (9,616)          (18,978)
                             ---------------------------------------------------------------------------------------

                                $ 977,935        $ 1,099,634        $ 1,360,185         $ 754,618         $ 527,253
                             =======================================================================================

                 IL Annuity and Insurance Co. Separate Account 1

4. PURCHASES AND SALES OF SECURITIES



The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 1997.



                                                    Aggregate         Aggregate
                                                     Cost of          Proceeds
                                                    Purchases        from Sales
                                                   -----------       -----------
Alger American Midcap Growth Portfolio             $ 2,599,824       $   435,357
Alger Small Capitalization Portfolio                 2,569,050           543,716
Fidelity Asset Manager Portfolio                     2,471,625           370,064
Fidelity Contra Portfolio                            6,610,811           589,941
Fidelity Equity Income Portfolio                     9,458,226         1,001,959
Fidelity Growth Portfolio                            4,080,399           366,467
Fidelity Index 500 Portfolio                        11,394,706         1,650,697
Fidelity Investment Grade Bond Portfolio             2,856,601           466,589
Fidelity Money Market Portfolio                     13,507,435        10,091,760
OCC Managed Portfolio                                8,659,564           718,152
OCC Small Capitalization Portfolio                   1,879,087           172,541
T. Rowe Price International Stock Portfolio          3,558,715           479,271
T. Rowe Price Limited-term Bond Portfolio            1,974,677           783,281
Van Eck Gold and Natural Resources Portfolio         2,143,487           406,605
Van Eck Worldwide Balanced Portfolio                   871,146           220,089
SafeCo Equity Resource Fund                          1,167,866            91,480
SafeCo Growth Resource Fund                          1,345,584            24,677
Royce Micro-Capitalization Fund                        761,537                 2
SoGen Overseas Variable Fund                           548,793             2,562
                                                   -----------       -----------
                                                   $78,459,133       $18,415,210
                                                   ===========       ===========

                 IL Annuity and Insurance Co. Separate Account 1

5. SUMMARY OF UNIT TRANSACTIONS



                                                                Year Ended December 31
                                       -------------------------------------------------------------------------
                                                     1997                                  1996
                                       -------------------------------------------------------------------------
                                              Units           Amount               Units             Amount
                                       -------------------------------------------------------------------------
ALGER AMERICAN MIDCAP
  GROWTH PORTFOLIO
    Contract purchases                      239,151        $  2,759,201             135,937        $  1,400,011
    Redemptions-withdrawals                 (51,416)           (593,211)            (27,521)           (283,443)

ALGER SMALL CAPITALIZATION
  PORTFOLIO
    Contract purchases                      262,182           2,738,621             229,258           2,250,168
    Redemptions-withdrawals                 (73,574)           (768,513)            (45,692)           (448,471)

FIDELITY ASSET MANGER PORTFOLIO
    Contract purchases                      192,905           2,496,478             105,535           1,057,510
    Redemptions-withdrawals                 (36,736)           (475,425)            (37,667)           (377,441)

FIDELITY CONTRA PORTFOLIO
    Contract purchases                      535,915           7,215,827             236,095           2,620,184
    Redemptions-withdrawals                 (87,286)         (1,175,257)            (38,903)            (431,745)

FIDELITY EQUITY INCOME PORTFOLIO
    Contract purchases                      741,701          10,039,658             227,127           2,563,577
    Redemptions-withdrawals                (133,366)         (1,805,244)            (35,787)           (403,926)

FIDELITY GROWTH PORTFOLIO
    Contract purchases                      362,310           4,367,280             185,469           1,898,462
    Redemptions-withdrawals                 (56,557)           (681,737)            (18,875)           (193,209)

FIDELITY INDEX 500 PORTFOLIO
    Contract purchases                      836,785          12,303,249             212,957           2,475,413
    Redemptions-withdrawals                (175,099)         (2,574,475)            (16,291)           (189,366)

FIDELITY INVESTMENT GRADE
  BOND PORTFOLIO
    Contract purchases                      281,130           3,041,263              78,492             811,171
    Redemptions-withdrawals                 (62,196)           (672,832)            (23,868)           (246,664)

FIDELITY MONEY MARKET PORTFOLIO
    Contract purchases                    1,909,770          20,381,070             485,040           5,071,581
    Redemptions-withdrawals              (1,602,946)        (17,106,645)           (308,162)         (3,222,143)

OCC MANAGED PORTFOLIO
    Contract purchases                      676,158           9,373,918             158,211           1,815,229
    Redemptions-withdrawals                (105,608)         (1,464,103)            (21,682)            (248,774)

                 IL Annuity and Insurance Co. Separate Account 1



                    Notes to Financial Statements (continued)




5. SUMMARY OF UNIT TRANSACTIONS (CONTINUED)



                                                      Year Ended December 31
                               ----------------------------------------------------------------------
                                              1997                                  1996
                               ----------------------------------------------------------------------
                                      Units           Amount               Units           Amount
                               ----------------------------------------------------------------------

OCC SMALL CAPITALIZATION
  PORTFOLIO
    Contract purchases               150,118         2,011,359            49,947           562,799
    Redemptions-withdrawals          (23,840)         (319,414)          (10,933)         (123,189)

T. ROWE PRICE INTERNATIONAL
  STOCK PORTFOLIO
    Contract purchases               320,572         3,808,234           164,927         1,836,213
    Redemptions-withdrawals          (66,504)         (790,032)          (44,589)         (496,435)

T. ROWE PRICE LIMITED-TERM
  BOND PORTFOLIO
    Contract purchases               217,142         2,248,833            34,732           347,111
    Redemptions-withdrawals         (102,039)       (1,056,766)           (9,741)          (97,356)

VAN ECK GOLD AND NATURAL
  RESOURCES PORTFOLIO
    Contract purchases               181,518         2,208,978            43,574           500,604
    Redemptions-withdrawals          (39,793)         (484,259)          (12,451)         (143,039)

VAN ECK WORLDWIDE BALANCED
  PORTFOLIO
    Contract purchases                76,935           885,565            46,330           487,137
    Redemptions-withdrawals          (20,391)         (234,710)           21,466          (225,705)

SAFECO EQUITY RESOURCE FUND
    Contract purchases               122,705         1,287,790                 -                 -
    Redemptions-withdrawals          (19,974)         (209,625)                -                 -

SAFECO GROWTH RESOURCE FUND
    Contract purchases               130,660         1,449,284                 -                 -
    Redemptions-withdrawals          (11,456)         (127,067)                -                 -

ROYCE MICRO-CAPITALIZATION
  FUND
    Contract purchases                73,036           797,553                 -                 -
    Redemptions-withdrawals            5,617           (61,335)                -                 -

                 IL Annuity and Insurance Co. Separate Account 1



                    Notes to Financial Statements (continued)




5. SUMMARY OF UNIT TRANSACTIONS (CONTINUED)



                                                                         Year Ended December 31
                                -------------------------------------------------------------------------------------------
                                                    1997                                           1996
                                -------------------------------------------------------------------------------------------
                                        Units                      Amount             Units                        Amount
                                -------------------------------------------------------------------------------------------

SOGEN OVERSEAS VARIABLE FUND
    Contract purchases                    66,856                   623,234                    -                          -
    Redemptions-withdrawals               (8,191)                  (76,353)                   -                          -
                                                 --------------------------                     ---------------------------

    Net increase from unit
      transactions                                            $ 59,360,392                                    $ 18,566,277
                                                 ==========================                     ===========================

ITEM 24.          FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements

         All required financial statements are included in Part B of this Registration Statement.

(b)      Exhibits

         (1) Certified resolution of the Board of Directors of IL Annuity and Insurance Company (the "Company") authorizing establishment of IL Annuity and Insurance Co. Separate Account 1 (the "Separate Account").5/

         (2)      Not applicable.

         (3)      (a)      Form of Distribution Agreement among the Company, the
                           Separate Account and IL Securities, Inc. ("IL
                           Securities").5/

                  (b) Form of Sales Agreement among the Company, IL Securities, Inc. and a broker-dealer.5/

         (4)      (a)      (i)      Form of Contract for the Visionary Flexible
                                    Premium Deferred Variable Annuity.2/

                           (ii) Form of Contract for the Visionary Choice Flexible Premium Deferred Variable Annuity.3/

                  (b) Form of Qualified Plan Endorsement, IRA Endorsement, Endorsement for Qualified 403(b) Annuity, Unisex Rider, Additional Waiver of Withdrawal Charge Rider - Hospitalization, Additional Waiver of Withdrawal Charge Rider - Terminal Illness, Additional Waiver of Withdrawal Charge Rider - Long Term Care, Additional Waiver of Withdrawal Charge Rider - Post Secondary Education.1/

                  (c)      Form of Roth IRA Endorsement.5/

         (5)      (a)      Form of Application for the Visionary Flexible
                           Premium Deferred Variable Annuity.2/

                  (b) Form of Application for the Visionary Choice Flexible Premium Deferred Variable Annuity.3/

         (6)      (a)      Articles of Incorporation of IL Annuity and Insurance
                           Company.1/

                  (b)      By-Laws of IL Annuity and Insurance Company.1/

         (7)      Not Applicable.

         (8)      (a)      Form of Participation Agreement between Fidelity
                           Variable Insurance Products Fund and IL Annuity and
                           Insurance Company.5/

                  (b) Form of Participation Agreement between Fidelity Variable Insurance Products Fund II and IL Annuity and Insurance Company.5/

                  (c) Form of Participation Agreement between Van Eck Investment Trust and IL Annuity and Insurance Company.5/

                  (d) Form of Participation Agreement between T. Rowe Price International Series, Inc. and IL Annuity and Insurance Company.5/

                  (e) Form of Participation Agreement between T. Rowe Price Fixed Income Series, Inc. and IL Annuity and Insurance Company.5/

                  (f) Form of Participation Agreement between Quest for Value Accumulation Trust and IL Annuity and Insurance Company.5/

                  (g) Form of Participation Agreement between The Alger American Fund and IL Annuity and Insurance Company.5/

                  (h) Form of Services Agreement between Financial Administration Services, Inc. and IL Annuity and Insurance Company.2/

                  (i) Participation Agreement between Royce Capital Fund and IL Annuity and Insurance Company.4/

                  (j) Participation Agreement among SAFECO Resource Series Trust, SAFECO Asset Management Company, and IL Annuity and Insurance Company.4/

                  (k) Participation Agreement among SoGen Variable Funds, Inc., Societe Generale Securities Corporation, and IL Annuity and Insurance Company.4/

                  (l) Form of Services Agreement between USA Administration Services, Inc. and IL Annuity and Insurance Company.4/

         (9)      Opinion and Consent of Janis B. Funk, Esq.5/

         (10)     (a)      Consent of Sutherland, Asbill & Brennan LLP.5/

                  (b)      Consent of Ernst & Young LLP. 5/

         (11)     No financial statements will be omitted from Item 23.

         (12)     Not applicable.

         (13)     Schedule of Performance Computations. 4/

         (14)     Not applicable.

         (15)     Powers of Attorney. 5/

------------------------

1/ Incorporated herein by reference to registrant's initial filing of this Form N-4 Registration Statement filed with the SEC on January 31, 1995 (File No. 33-89028).

2/ Incorporated herein by reference to registrant's Pre-Effective Amendment No. 1 to this Form N-4 Registration Statement filed with the SEC on August 29, 1995 (File No. 33-89028).

3/ Incorporated herein by reference to registrant's Post-Effective Amendment No. 2 to this Form N-4 Registration Statement filed with the SEC via EDGARLINK on October 23, 1996 (File No. 33-89028).

4/ Incorporated herein by reference to registrant's Post-Effective Amendment No. 5 to this Form N-4 Registration Statement filed with the SEC via EDGARLINK on August 8, 1997 (File No. 33-89028).

5/ Filed herewith via EDGARLINK.

ITEM 25.          DIRECTORS AND OFFICERS OF IL ANNUITY AND INSURANCE COMPANY

Name and Principal Business Address*                          Position and Office with Depositor
------------------------------------                          ----------------------------------
Larry R. Prible                                               Chairman of the Board and Director
Gregory J. Carney                                             President, Chief Executive Officer and
                                                                  Director
Lisa Foxworthy-Parker                                         Secretary
John J. Fahrenbach                                            Director
Larry A. Halbach                                              Director
Garrett P. Ryan                                               Director
Stephen J. Shorrock**                                         Director
Karla K. Vest                                                 Director
Richard G. Darragh                                            Controller
Gene E. Trueblood                                             Treasurer
Rebecca Rissen                                                Assistant Secretary

* Unless otherwise indicated, the principal business address is 2960 North Meridian Street, Indianapolis, Indiana 46208.

** The Principal Business Address of Mr. Shorrock is 65 Froehlich Farm Blvd., Woodbury, NY 11797-9847.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

                                                              Percent of Voting
Name                                Jurisdiction              Securities Owned              Principal Business
----                                ------------              ----------------              ------------------
Indianapolis Life                   Indiana                   Mutual Company                Life & Health
   Insurance Company*                                                                       Insurance
   ("Indianapolis Life")

American United                     Indiana                   Mutual Company                Life & Health
   Life Insurance                                                                    Insurance
   Company

The Indianapolis Life Group         Indiana                   Indianapolis Life             Holding Company
   of Companies, Inc.                                         (71.43%)
   ("The Indianapolis Group")                                 American United Life
                                                              Insurance Company
                                                              (28.41%)

IL Securities, Inc.*                Indiana                   All voting securities         Broker/Dealer
                                                              owned by The
                                                              Indianapolis Group

IL Term Insurance                   Indiana                   All voting securities         Life & Health
  Company*                                                    owned by The                  Insurance
                                                              Indianapolis Group

Bankers Life Insurance              New York                  All voting securities         Life & Health
   Company of New York*                                       owned by                      Insurance
                                                              Indianapolis Life

Western Security Life               Arizona                   All voting securities         Life & Health
   Insurance Company*                                         owned by Indianapolis         Insurance
                                                              Life

*  Files Separate Financial Statements.

ITEM 27.          NUMBER OF CONTRACTOWNERS

         As of April 1, 1998 there were a total of 1,864 Visionary Contracts in force -- 587 non-qualified and 1,277 qualified and a total of 1,364 Visionary Choice Contracts in force -- 506 non-qualified and
858 qualified.

ITEM 28.          INDEMNIFICATION

         The By-Laws of IL Annuity and Insurance Company provide, in Article X, as follows:

                                    ARTICLE X
                    INDEMNIFICATION OF DIRECTORS AND OFFICERS

         Any director or officer or his legal representative shall be indemnified by the Company against reasonable expenses including the cost of any settlement and counsel fees paid or incurred in connection with any action, suit or proceeding to which any such director or officer or his legal representative may be made a party by reason of his being or having been such director or officer, provided it shall not be determined by a final determination thereof on the merits that such director or officer was in any substantial way derelict in the performance of his duties, or provided that such action, suit or proceeding shall be settled without a final determination on the merits and it shall be determined that such officer or director had not in any substantial way been derelict in the performance of his duties as charged therein, such determination to be made by a majority of the members of the Board of Directors who were not parties to such action, suit or proceedings, though less than a quorum, or by any one or more disinterested persons to whom the question may be referred by the Board of Directors. The foregoing right of indemnification shall not be exclusive of any other rights to which any director or officer may be entitled as a matter of law or which may be lawfully granted to him.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.          PRINCIPAL UNDERWRITER

(a) IL Securities, Inc. is the registrant's principal underwriter.

(b) Officers and Directors of IL Securities, and their addresses, are as follows:

Name and Principal                 Positions and Offices               Positions and Offices
Business Address*                  With the Underwriter                with Registrant
-----------------                  --------------------                ---------------
Larry R. Prible                    Chairman of the Board               Chairman of the Board
Gregory J. Carney                  President, Chief Executive          President, Chief Executive
                                     Officer and Director                Officer and Director
Lisa Foxworthy-Parker              Secretary and Director              Secretary
William L. Boyd                    Director                            Director
John J. Fahrenbach                 Director                            Director
Garrett P. Ryan                    Director                            Director
Joe C. Lowe                        Vice-President                      None
Gene E. Trueblood                  Treasurer                           Treasurer

*  All of the persons listed above have as their principal business address:
P.O. Box 1230, 2960 North Meridian Street, Indianapolis, Indiana 46208.

(c)(1)                   (2)                      (3)               (4)              (5)
Name of           Net Underwriting
Principal         Discounts and             Compensation on     Brokerage
Underwriter       Commissions               Redemption          Commissions     Compensation
-----------       -----------               ----------          -----------     ------------
IL Securities,    $637,722.49
   Inc.

Commissions are paid by the Company directly to agents who are registered representatives of the principal underwriter, or to broker-dealers that have entered into a selling agreement with the principal underwriter, or broker-dealers having selling agreements with such broker-dealers with respect to the sales of the Visionary and Visionary Choice Contracts.

ITEM 30.          LOCATION OF BOOKS AND RECORDS

         All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by IL Annuity and Insurance Company at its home office and, with regard to the Visionary Contract, at the offices of Financial Administrative Services, Inc., 1290 Silas Deane Highway, Wethersfield,

CT 06109-4303, and with regard to the Visionary Choice Contract, at the offices of USA Administration Services, Inc., P.O. Box 29163, Overland Park, KS 66201.

ITEM 31.          MANAGEMENT SERVICES

         All management contracts are discussed in Part A or Part B of this registration statement.

ITEM 32.          UNDERTAKINGS AND REPRESENTATIONS

         (a) The registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for as long as purchase payments under the contracts offered herein are being accepted.

         (b) The registrant undertakes that it will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove and send to IL Annuity and Insurance Company for a statement of additional information.

         (c) The registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to the Company at the address or phone number listed in the prospectus.

         (d) The Company represents that in connection with its offering of the contracts as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through (4) of that letter will be complied with.

         (e) The Company hereby represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

         As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, IL Annuity and Insurance Co. Separate Account 1, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this registration statements and has caused this Post-Effective Amendment No. 6 to its registration statement to be signed on its behalf, in the City of Indianapolis, and the State of Indiana, on this 30th day of April, 1998.

                                    IL ANNUITY AND INSURANCE CO.
                                    SEPARATE ACCOUNT 1 (Registrant)

Attest: /s/ Janis B. Funk                       By: /s/ Gregory J. Carney
        -----------------                           ---------------------
         Janis B. Funk                                  Gregory J. Carney
                                                        President

                                            By:  IL ANNUITY AND INSURANCE
                                                 COMPANY (Depositor)

Attest: /s/ Janis B. Funk                       By: /s/ Gregory J. Carney
        -----------------                           ---------------------
         Janis B. Funk                                  Gregory J. Carney
                                                        President

         As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

         Signature                                   Title                                Date
         ---------                                   -----                                ----
                           *                 Chairman of the Board and             April 30, 1998
---------------------------                     Director
Larry R. Prible

                           *                 President, Chief Executive            April 30, 1998
---------------------------                     Officer and Director
Gregory J. Carney

                           *                 Treasurer                             April 30, 1998
---------------------------                  (Principal Financial Officer)
Gene E. Trueblood

                           *                 Controller                            April 30, 1998
---------------------------                  (Chief Accounting Officer)
Richard G. Darragh

                           *                 Director                              April 30, 1998
---------------------------
John J. Fahrenbach

                           *                 Director                              April 30, 1998
---------------------------
Larry A. Halbach

                           *                 Director                              April 30, 1998
---------------------------
Garrett P. Ryan

                           *                 Director                              April 30, 1998
---------------------------
Stephen J. Shorrock

                           *                 Director                              April 30, 1998
---------------------------
Karla K. Vest

/s/ Janis B. Funk                            On April 30, 1998, as Attorney-in-Fact pursuant
---------------------------                  to powers of attorney filed herewith.
* By Janis B. Funk

                                  EXHIBIT INDEX

         (1) Certified resolution of the Board of Directors of IL Annuity and Insurance Company authorizing establishment of IL Annuity and Insurance Co. Separate Account 1

         (3)      (a)      Form of Distribution Agreement among the Company, the
                           Separate Account and IL Securities, Inc.

                  (b) Form of Sales Agreement among the Company, IL Securities, Inc. and a broker-dealer

         (4)      (c)      Form of Roth IRA Endorsement

         (8)      (a)      Form of Participation Agreement between Fidelity
                           Variable Insurance Products Fund and IL Annuity and
                           Insurance Company

                  (b) Form of Participation Agreement between Fidelity Variable Insurance Products Fund II and IL Annuity and Insurance Company

                  (c) Form of Participation Agreement between Van Eck Investment Trust and IL Annuity and Insurance Company

                  (d) Form of Participation Agreement between T. Rowe Price International Series, Inc. and IL Annuity and Insurance Company

                  (e) Form of Participation Agreement between T. Rowe Price Fixed Income Series, Inc. and IL Annuity and Insurance Company

                  (f) Form of Participation Agreement between Quest for Value Accumulation Trust and IL Annuity and Insurance Company

                  (g) Form of Participation Agreement between The Alger American Fund and IL Annuity and Insurance Company

         (9)      Opinion and Consent of Janis B. Funk, Esq.

         (10)     (a)      Consent of Sutherland, Asbill & Brennan LLP

                  (b)      Consent of Ernst & Young LLP

         (15)     Powers of Attorney